As filed with the Securities and Exchange Commission on April 26, 2023.
Registration Nos. 333-146374
811-22127

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 89	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 90	☒
(Check Appropriate Box or Boxes)

COLUMBIA FUNDS VARIABLE SERIES TRUST II
(Exact Name of Registrant as Specified in Charter)

290 Congress Street, Boston, Massachusetts 02210
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 345-6611

Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, Massachusetts 02210	Ryan C. Larrenaga, Esq. c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, Massachusetts 02210
(Name and Address of Agents for Service)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
☐        Immediately upon filing pursuant to paragraph (b)
☒        On May 1, 2023 pursuant to paragraph (b)
☐        60 days after filing pursuant to paragraph (a)(1)
☐        On (date) pursuant to paragraph (a)(1)
☐        75 days after filing pursuant to paragraph (a)(2)
☐        On (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This Post-Effective Amendment relates solely to the Registrant’s Columbia Variable Portfolio – Commodity Strategy Fund, Columbia Variable Portfolio – Core Equity Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, Columbia Variable Portfolio – Seligman Global Technology Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – TCW Core Plus Bond Fund, Variable Portfolio –Aggressive Portfolio, Variable Portfolio – Conservative Portfolio, Variable Portfolio – Managed Volatility Moderate Growth Fund,

Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, Variable Portfolio – Moderately Conservative Portfolio, and Variable Portfolio – Partners Small Cap Growth Fund series. Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

Prospectus
May 1, 2023

Columbia Variable Portfolio – Commodity Strategy Fund

The Fund may offer Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
The Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio - Commodity Strategy Fund
2	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.63%	0.63%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual Fund operating expenses	0.75%	1.00%
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$77	$240	$417	$930
Class 2 (whether or not shares are redeemed)	$102	$318	$552	$1,225
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality, which will consist primarily of: (i) U.S. Government securities (including U.S. Government agency securities), corporate debt securities, mortgage-backed securities
Prospectus 2023	3

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments.
The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager).
The Fund may invest in derivatives, including futures contracts (including commodity-linked futures and interest rate futures), options contracts (including options on futures contracts), structured investments (including commodity-linked structured notes) and swaps (including commodity-linked swaps) to increase, modify, or reduce commodity market exposures. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund's portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the "over-the-counter" (OTC) market. The Fund may at times emphasize one or more sectors in selecting its investments, including the energy and materials sectors.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
In constructing the Fund’s fixed-income portfolio, the Investment Manager seeks to identify a portfolio of investment-grade fixed income securities, generally with a dollar-weighted average portfolio duration of 1 year or less.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. Additionally, the Fund’s strategy of investing in derivative instruments and instruments with a maturity of one year or less at the time of acquisition, will also contribute to frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
Principal Risks
An investment in the Fund involves risks, including Commodity-related Investment Risk, Derivatives Risk, Market Risk, and Mortgage- and Other Asset-Backed Securities Risk, among others. Descriptions of these and other principal risks of investing in the Fund as well as those associated with the Fund’s investment in the Subsidiary are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. (References in this section to “the Fund” also include the Subsidiary, which shares the same risks as the Fund.) The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
4	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
Commodity Futures Trading Commission (CFTC) Regulatory Risk. The Fund does not qualify for an exemption from registration as a “commodity pool” under rules of the Commodity Exchange Act (the CEA). Accordingly, the Fund is a commodity pool under the CEA and the Investment Manager is registered as a “commodity pool operator” under the CEA. The Fund is subject to dual regulation by the SEC and the CFTC. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund's total return.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Commodity-related Tax Risk. The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investments in commodities or commodity-related investments can be limited by the Fund’s intention to qualify as a regulated investment company and can limit the Fund’s ability to so qualify.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Prospectus 2023	5

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Structured Investments Risk. Structured investments are over-the-counter derivatives that provide principal and/or interest payments based on the value of an underlying reference(s). Structured investments may lack a liquid secondary market and their prices or value can be volatile which could result in significant losses for the Fund. Structured investments may create economic leverage which may increase the volatility of the value of the investment. Structured investments can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
6	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Wholly-Owned Subsidiary Risk. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Fund’s Principal Risks may also apply to a Subsidiary in which the Fund invests (which are described in this prospectus). There can be no assurance that the investment objective of a Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and any Subsidiary in which it invests, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Fund’s Statement of Additional Information (SAI) and could adversely affect the Fund and its shareholders.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Large Purchases and Redemptions of Fund Shares Risk. The timing and magnitude of Fund share purchases and redemptions, including by large Fund shareholders transacting in large amounts of Fund shares, could prevent the Fund from being fully invested, or require the Fund to sell portfolio securities at unfavorable prices or hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Thus, large Fund share purchases and redemptions could adversely impact the Fund’s performance. Such Fund share activity may also increase the Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences for investors. The Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the instrument). Because the expenses and costs of the Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, one or more large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will
Prospectus 2023	7

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions. In general, commodity investments tend to have greater price volatility than debt securities. In addition, commodity prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
8	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified
Prospectus 2023	9

Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the energy and materials sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Energy Sector. The Fund is more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.
■	Materials Sector. The Fund is more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions. In addition, prices of, and thus the Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.
Tax Risk. To qualify for treatment as a regulated investment company, the Fund must meet certain requirements regarding the source of its income. The Fund's investments can be limited by the Fund's intention to qualify as a regulated investment company and can limit the Fund's ability to so qualify. The tax treatment of certain investments and of the income and gain therefrom under the qualifying income test applicable to regulated investment companies is uncertain, and an adverse determination or future guidance by the Internal Revenue Service (the IRS) may affect the Fund's ability to qualify for treatment as a regulated investment company, including on a retroactive basis. If the Fund were to fail to qualify as a regulated investment company, or if it were ineligible to or otherwise could not cure
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Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
such failure, the Fund would be ineligible (including retroactively) for the favorable tax treatment afforded to regulated investment companies for one or more years, which would adversely affect the value of your investment in the Fund. The Fund intends to invest a portion of its assets in the Subsidiary. The Fund and the Subsidiary currently take steps to, and will continue to take steps to, ensure that the Fund's income in respect of the Subsidiary will constitute qualifying income. Failure to do so could affect the ability of the Fund to qualify for treatment as a regulated investment company. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. Also, net losses realized by the Subsidiary cannot be carried forward to offset income of the Subsidiary in future years.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	1st Quarter 2022	25.49%
	Worst	1st Quarter 2020	-22.00%
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Columbia Variable Portfolio - Commodity Strategy Fund
Summary of the Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	04/30/2013	19.09%	7.70%	-0.56%
Class 2	04/30/2013	18.70%	7.37%	-0.82%
Bloomberg Commodity Index Total Return (reflects no deductions for fees, expenses or taxes)		16.09%	6.44%	-0.92%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Commodity Strategies Portfolio Management	Title	Role with Fund	Managed Fund Since
Marc Khalamayzer, CFA	Senior Portfolio Manager and Head of Liquid Alternatives	Commodity Strategies Co-Portfolio Manager	2019
Matthew Ferrelli, CFA	Senior Portfolio Manager	Commodity Strategies Co-Portfolio Manager	2019

Cash/Liquidity Strategies Portfolio Management	Title	Role with Fund	Managed Fund Since
Ronald Stahl, CFA	Senior Portfolio Manager and Head of Short Duration and Stable Value Team	Cash/Liquidity Strategies Co-Portfolio Manager	2021
Gregory Liechty	Senior Portfolio Manager	Cash/Liquidity Strategies Co-Portfolio Manager	2021
John D. Dempsey, CFA	Senior Portfolio Manager	Cash/Liquidity Strategies Co-Portfolio Manager	2021
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are generally the participating insurance companies and Qualified Plans investing in the Fund through separate accounts. These distributions may not be taxable to you as the holder of a Contract or a participant in a Qualified Plan. Please consult the prospectus or other information provided to you by your participating insurance company and/or Qualified Plan regarding the U.S. federal income taxation of your contract, policy and/or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality, which will consist primarily of: (i) U.S. Government securities (including U.S. Government agency securities), corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments.
The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager).
The Fund (primarily through the Subsidiary) is expected to invest significantly in commodity-linked futures contracts in furtherance of its investment objective. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset (e.g., commodity) or currency at a future time at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, the Fund and the Subsidiary will typically replace futures contracts as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the Fund and the Subsidiary do not expect to engage in physical settlement of commodities futures.
The Fund and the Subsidiary may also utilize commodity-linked structured notes to gain exposure to commodities markets.
The Fund and the Subsidiary typically have the right to “put” (or sell) a commodity-linked structured note to the issuer at any time, at a price that is calculated based on the price movement of the underlying variable. Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the Fund or the Subsidiary, as the case may be, receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be a physical
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. A typical commodity-linked structured note also provides that the issuer will automatically repurchase the note from the Fund or the Subsidiary, as the case may be, if the value of the note decreases to a specified level based on the price of the underlying variable.
The Fund and the Subsidiary may also invest in commodity-linked swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount.
Derivatives, including those described above, along with interest rate futures and options contracts (including options on futures contracts), may also be utilized to increase, modify, or reduce commodity market exposures. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund’s portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the “over-the-counter” (OTC) market. The Fund may at times emphasize one or more sectors in selecting its investments, including the energy and materials sectors.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. Additionally, the Fund’s strategy of investing in derivative instruments and instruments with a maturity of one year or less at the time of acquisition, will also contribute to frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
Investment Process
In constructing the Fund’s exposure to commodities markets, the Investment Manager seeks to exploit temporary market inefficiencies or other events and identify investment opportunities across a broad spectrum of the commodities markets through the use of both macroeconomic assessments of commodity sectors (such as industrial metals sector, precious metals sector, energy sector and agriculture sector) and fundamental analyses of individual commodities (such as aluminum, zinc, silver, platinum, crude oil, natural gas, corn, cocoa, etc.). In analyzing conditions for investment in particular sectors and applying macroeconomic analysis, the Fund’s portfolio managers will rely on economic research, investment themes and sector weighting and asset allocation considerations. The portfolio managers’ views of individual commodities are driven by market information (i.e., relative value) and fundamental inputs (e.g., short-term shifts in supply and demand, weather conditions for particular agricultural commodities), technical inputs (e.g., volatility, market trends), seasonal inputs (e.g., seasonal period performance), and structural and liquidity inputs (e.g., heavy shorting in market against a particular commodity). The portfolio managers will then implement their approach by constructing a portfolio that is generally allocated among a variety of commodity sectors. The portfolio managers will consider which type of commodity-linked investment is best suited to provide the desired exposure to the commodities markets at a given point in time and the extent to which investments should be made directly or indirectly through the Subsidiary.
In constructing the Fund’s fixed-income portfolio, the Investment Manager seeks to identify a portfolio of investment-grade fixed income securities, generally with a dollar-weighted average portfolio duration of 1 year or less. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. In pursuing the Fund’s investment objective, the Investment Manager has considerable flexibility in deciding which investments it buys, holds or sells on a day-to-day basis.
The Investment Manager actively manages the Fund’s and the Subsidiary’s exposure to commodities markets and will rebalance commodity sector positions and weightings when there are perceived opportunities in other sectors or in other individual commodities.
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
Principal Risks
An investment in the Fund involves risks, including Commodity-related Investment Risk, Derivatives Risk, Market Risk, and Mortgage- and Other Asset-Backed Securities Risk, among others. Descriptions of these and other principal risks of investing in the Fund as well as those associated with the Fund’s investment in the Subsidiary are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. (References in this section to “the Fund” also include the Subsidiary, which shares the same risks as the Fund.) The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Commodity Futures Trading Commission (CFTC) Regulatory Risk. The Fund does not qualify for an exemption from registration as a “commodity pool” under rules of the Commodity Exchange Act (the CEA). Accordingly, the Fund is a commodity pool under the CEA and the Investment Manager is registered as a “commodity pool operator” under the CEA. The Fund is subject to dual regulation by the SEC and the CFTC. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund's total return.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments (and therefore the Fund) to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments thereby subjecting the Fund to increased liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. However, any such subsidiary is wholly owned and controlled by the Fund, making it unlikely that the subsidiary will take action contrary to the interests of the Fund and its shareholders. Further, any such subsidiaries will be subject to the laws of a foreign jurisdiction, and can be adversely affected by developments in that jurisdiction.
Commodity-related Tax Risk. The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investments in commodities or commodity-related investments can be limited by the Fund’s intention to qualify as a regulated investment company and can limit the Fund’s ability to so qualify.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked future is a derivative that is an agreement to buy or sell one or more commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures at a specific date in the future at a specific price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Structured Investments Risk. Structured investments are over-the-counter derivatives that provide principal and/or interest payments based on the value of an underlying reference(s). Structured investments typically provide interest income, thereby offering a potential yield advantage over investing directly in an underlying reference. Structured investments may lack a liquid secondary market and their prices or value can be volatile which could result in significant losses for the Fund. In some cases, depending on its terms, a structured investment may provide that principal and/or interest payments may be adjusted below zero resulting in a potential loss of principal and/or interest payments. Additionally, the particular terms of a structured investment may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price change of the underlying reference. Economic leverage will increase the volatility of structured investment prices, and could result in increased losses for the Fund. The Fund’s use of structured instruments may not work as intended. If structured investments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured investments can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked structured note is a derivative (structured investment) that has principal and/or interest payments based on the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), a basket of commodities, indices of commodity futures or other economic variable. If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might receive lower interest payments (or not
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
receive any of the interest due) on its investments if there is a loss of value in the underlying reference. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or for the Fund to accurately value them.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked swap is a derivative (swap) that is an agreement where the underlying reference is the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Wholly-Owned Subsidiary Risk. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Fund’s Principal Risks may also apply to a Subsidiary in which the Fund invests (which are described in this prospectus). There can be no assurance that the investment objective of a Subsidiary will be achieved. No Subsidiary is registered under the 1940 Act and, except as otherwise noted in this prospectus, no Subsidiary is subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls any Subsidiary in which it invests, and the Fund and any Subsidiary in which it invests are managed by Columbia Management, making it unlikely that a Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its
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investment in any Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing a Subsidiary’s investment portfolio, Columbia Management, or the Subsidiary’s subadviser (if any), will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and any Subsidiary in which it invests, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on any Subsidiary. If Cayman Islands law is changed and a Subsidiary is required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Large Purchases and Redemptions of Fund Shares Risk. The timing and magnitude of Fund share purchases and redemptions, including by large Fund shareholders transacting in large amounts of Fund shares, could prevent the Fund from being fully invested, or require the Fund to sell portfolio securities at unfavorable prices or hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Thus, large Fund share purchases and redemptions could adversely impact the Fund’s performance. Such Fund share activity may also increase the Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences for investors. The Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the instrument). Because the expenses and costs of the Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, one or more large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments
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purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions. In general, commodity investments tend to have greater price volatility than debt securities. In addition, commodity prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market
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funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of
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prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the energy and materials sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Energy Sector. The Fund is more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.
■	Materials Sector. The Fund is more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the materials
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sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions. In addition, prices of, and thus the Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.
Tax Risk. To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended, and meet certain asset diversification requirements, including that, at the end of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets be invested including through corporations in which the Fund owns a 20% or greater voting stock interest in any single issuer. The Fund's investments can be limited by the Fund's intention to qualify as a regulated investment company and can limit the Fund's ability to so qualify. The tax treatment of certain of the Fund's investments and of the income and gain therefrom for these purposes is uncertain, and an adverse determination or future guidance by the IRS may affect the Fund's ability to qualify for treatment as a regulated investment company, including on a retroactive basis. If the Fund were to fail to qualify as a regulated investment company, or if it were ineligible to or otherwise could not cure such failure, the Fund would be ineligible (including retroactively) for the favorable tax treatment afforded to it as such for one or more years, which would adversely affect the value of your investment in the Fund. The Fund intends to invest a portion of its assets in the Subsidiary. The Fund and the Subsidiary currently take steps to, and will continue to take steps to, ensure that the Fund's income in respect of the Subsidiary will constitute qualifying income. Failure to do so could affect the ability of the Fund to qualify for treatment as a regulated investment company. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. Also, net losses realized by the Subsidiary cannot be carried forward to offset income of the Subsidiary in future years. Please refer to “Distributions and Taxes” in this prospectus or to “Taxation” in the SAI for additional information about the U.S. federal income tax treatment of the Fund.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
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Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program under Rule 18f-4 which could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The
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Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio – Commodity Strategy Fund
Class 1	0.76%
Class 2	1.01%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Obtaining Recent Net Asset Value Per Share
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time. For additional information on how the Fund calculates its NAV, see About Fund Shares and Transactions — Share Price Determination below.
Prospectus 2023	27

Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
You may obtain the current NAV of Fund shares at no cost by calling 800.345.6611 (follow the prompts or ask for a representative) or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, only the Investment Manager is providing investment advisory services to the Fund.
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.63% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
With respect to the Fund, the Fund’s Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. At present, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement. Threadneedle previously provided subadvisory services pursuant to the subadvisory agreement, and the Investment Manager may in the future determine to re-allocate Fund assets to Threadneedle to serve the Fund in a subadvisory capacity. A discussion regarding the basis for the Board’s approval of the renewal of the investment subadvisory agreement with Threadneedle is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s and the Subsidiary's investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Commodity Strategies Portfolio Management	Title	Role with Fund	Managed Fund Since
Marc Khalamayzer, CFA	Senior Portfolio Manager and Head of Liquid Alternatives	Commodity Strategies Co-Portfolio Manager	2019
Matthew Ferrelli, CFA	Senior Portfolio Manager	Commodity Strategies Co-Portfolio Manager	2019

Cash/Liquidity Strategies Portfolio Management	Title	Role with Fund	Managed Fund Since
Ronald Stahl, CFA	Senior Portfolio Manager and Head of Short Duration and Stable Value Team	Cash/Liquidity Strategies Co-Portfolio Manager	2021
Gregory Liechty	Senior Portfolio Manager	Cash/Liquidity Strategies Co-Portfolio Manager	2021
John D. Dempsey, CFA	Senior Portfolio Manager	Cash/Liquidity Strategies Co-Portfolio Manager	2021
Mr. Khalamayzer joined the Investment Manager in 2014 as an analyst for the Global Investment Solutions Group. Mr. Khalamayzer began his investment career in 2006 and earned a B.S. in economics-finance and an M.S. in finance from Bentley University.
Mr. Ferrelli joined the Investment Manager in 2017 as an analyst for the Global Asset Allocation team. Prior to joining the Investment Manager, Mr. Ferrelli was a risk analyst at Putnam Investments. Mr. Ferrelli began his investment career in 2005 and earned a B.A. from Boston College and an M.S. in finance from Suffolk University.
Mr. Stahl joined one of the Columbia Management legacy firms or acquired business lines in 1998. Mr. Stahl began his investment career in 1998 and earned a B.S. from Oregon State University and an M.B.A. from Portland State University.
Mr. Liechty joined one of the Columbia Management legacy firms or acquired business lines in 2005. Mr. Liechty began his investment career in 1995 and earned a B.A. and an M.B.A. from the University of North Florida.
Mr. Dempsey joined the Investment Manager in 2015 as a portfolio manager on the Short Duration & Stable Value Team. Mr. Dempsey began his investment career in 1998 and earned a B.S. from the University of Oregon.
Prospectus 2023	29

Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
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Columbia Variable Portfolio - Commodity Strategy Fund
More Information About the Fund (continued)
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
About the Fund’s Wholly-Owned Subsidiary
The Subsidiary is an exempted company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund must invest no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year.
The Subsidiary is overseen by its own board of directors. However, the Fund’s Board oversees investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Investment Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate management agreement, which includes investment advisory services and administrative services, between the Subsidiary and the Investment Manager. Under this agreement, the Investment Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary has entered into a separate contract for the provision of custody services with the same service provider who provides these services to the Fund. The Subsidiary will bear the fees and expenses incurred in connection with the management and custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.
In determining which investments should be bought and sold for the Subsidiary, and in adhering to the Fund’s compliance policies and procedures, the Investment Manager will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The Investment Manager will, to the extent applicable, also treat the assets of the Subsidiary as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.
Please refer to the SAI for additional information about the organization and management of the Subsidiary.
Prospectus 2023	31

Columbia Variable Portfolio - Commodity Strategy Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 shares. The distribution fee for Class 2 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
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Columbia Variable Portfolio - Commodity Strategy Fund
About Fund Shares and Transactions (continued)
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
Prospectus 2023	33

Columbia Variable Portfolio - Commodity Strategy Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
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Columbia Variable Portfolio - Commodity Strategy Fund
About Fund Shares and Transactions (continued)
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event
Prospectus 2023	35

Columbia Variable Portfolio - Commodity Strategy Fund
About Fund Shares and Transactions (continued)
the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
36	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
About Fund Shares and Transactions (continued)
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
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Columbia Variable Portfolio - Commodity Strategy Fund
About Fund Shares and Transactions (continued)
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
38	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Annually
Distributions	Annually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions to be paid in cash.
Taxes and Your Investment
Taxation of the Fund: The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to you.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income. These benefits, which
Prospectus 2023	39

Columbia Variable Portfolio - Commodity Strategy Fund
Distributions and Taxes (continued)
may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received from the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
40	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
Consolidated Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	41

Columbia Variable Portfolio - Commodity Strategy Fund
Consolidated Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$5.73	0.04	1.10	1.14	(1.76)	(1.76)
Year Ended 12/31/2021	$4.33	(0.03)	1.44	1.41	(0.01)	(0.01)
Year Ended 12/31/2020	$5.55	0.01	(0.22)	(0.21)	(1.01)	(1.01)
Year Ended 12/31/2019	$5.21	0.08	0.33	0.41	(0.07)	(0.07)
Year Ended 12/31/2018	$6.05	0.07	(0.90)	(0.83)	(0.01)	(0.01)
Class 2
Year Ended 12/31/2022	$5.65	0.03	1.08	1.11	(1.75)	(1.75)
Year Ended 12/31/2021	$4.28	(0.04)	1.41	1.37	—	—
Year Ended 12/31/2020	$5.50	(0.02)	(0.20)	(0.22)	(1.00)	(1.00)
Year Ended 12/31/2019	$5.15	0.07	0.33	0.40	(0.05)	(0.05)
Year Ended 12/31/2018	$6.00	0.06	(0.91)	(0.85)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021
Class 1	0.01%	0.01%
Class 2	less than 0.01%	0.01%

(d)	Ratios include interfund lending expense which is less than 0.01%.
42	Prospectus 2023

Columbia Variable Portfolio - Commodity Strategy Fund
Consolidated Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$5.11	19.09%	0.75% (c)	0.74% (c)	0.58%	93%	$87,123
Year Ended 12/31/2021	$5.73	32.63%	0.76% (c)	0.76% (c)	(0.56%)	101%	$102,522
Year Ended 12/31/2020	$4.33	(1.29%)	0.70%	0.70%	0.23%	0%	$103,243
Year Ended 12/31/2019	$5.55	7.80%	0.66%	0.66%	1.53%	0%	$404,193
Year Ended 12/31/2018	$5.21	(13.77%)	0.66% (d)	0.66% (d)	1.18%	0%	$226,877
Class 2
Year Ended 12/31/2022	$5.01	18.70%	1.01% (c)	0.99% (c)	0.48%	93%	$50,602
Year Ended 12/31/2021	$5.65	32.01%	1.01% (c)	1.01% (c)	(0.80%)	101%	$28,996
Year Ended 12/31/2020	$4.28	(1.55%)	0.98%	0.98%	(0.39%)	0%	$15,862
Year Ended 12/31/2019	$5.50	7.78%	0.91%	0.91%	1.29%	0%	$16,059
Year Ended 12/31/2018	$5.15	(14.17%)	0.92% (d)	0.92% (d)	1.05%	0%	$15,269

Prospectus 2023	43

Columbia Variable Portfolio – Commodity Strategy Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7001_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Core Equity Fund

This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B contract (the Contract) and allocating your purchase payments to the variable account that invests in the Fund. There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Core Equity Fund
2	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.04%
Total annual Fund operating expenses	0.44%
Less: Fee waivers and/or expense reimbursements(a)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.40%
(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) indefinitely. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.40%.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
The example includes contractual commitments to waive fees and reimburse expenses as indicated in the previous table. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Columbia Variable Portfolio – Core Equity Fund	$41	$128	$224	$505
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Prospectus 2023	3

Columbia Variable Portfolio – Core Equity Fund
Summary of the Fund (continued)
Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest in derivatives, such as futures (including equity futures and index futures) for cash equitization purposes.
In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.
Principal Risks
An investment in the Fund involves risks, including Quantitative Model Risk, Large-Cap Stock Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Although the Fund is managed based primarily on quantitative methods, a qualitative review of the quantitative output is conducted by the portfolio managers. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio managers to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective. The Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
4	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
Summary of the Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Prospectus 2023	5

Columbia Variable Portfolio – Core Equity Fund
Summary of the Fund (continued)
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	21.51%
	Worst	1st Quarter 2020	-19.83%
6	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
Summary of the Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Inception Date	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/2004	-18.54%	8.50%	12.38%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	12.56%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	2019
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2021
Purchase and Sale of Fund Shares
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract and allocating your purchase payments to the variable account that invests in the Fund. Please see your annuity prospectus for more information.
Tax Information
The Fund, a so-called disregarded entity for federal income tax purposes, does not expect to make regular distributions to shareholders (variable accounts). Federal income taxation of the variable account, life insurance company and annuity contract is discussed in your annuity contract prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund is sold exclusively as an underlying investment option of variable annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life). RiverSource Life may receive payments from affiliates for including the Fund as an investment option in the products. These payments may create a conflict of interest by influencing RiverSource Life’s decision regarding which funds to include in a product. Employees of RiverSource Life and their affiliates, including affiliated broker-dealers, may be separately incented to include the Fund in the product or, if included, recommend the sale of Fund shares, as employee compensation (directly or indirectly) and business unit operating goals at all levels are tied to the company’s success. See the product prospectus for more information regarding these payments and allocations.
Prospectus 2023	7

Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest in derivatives, such as futures (including equity futures and index futures) for cash equitization purposes.
In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.
Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:
■	Valuation factors, such as earnings and cash flow relative to market values;
■	Catalyst factors, such as relative stock price performance, business momentum, and short interest measures; and
■	Quality factors, such as quality of earnings and financial strength.
The Investment Manager may sell a security when it believes other stocks in the Index or other investments are more attractive, if the security is believed to be overvalued relative to other potential investments, when the company no longer meets the Investment Manager’s performance expectation, when the security is removed from the Index, or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
Principal Risks
An investment in the Fund involves risks, including Quantitative Model Risk, Large-Cap Stock Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
8	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
Active Management Risk. Although the Fund is managed based primarily on quantitative methods, a qualitative review of the quantitative output is conducted by the portfolio managers. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio managers to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective. The Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the
Prospectus 2023	9

Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
10	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
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Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program under Rule 18f-4 which could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new
12	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
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Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratio reflects the Fund’s fee arrangements, as of the date of this prospectus and, unless indicated otherwise is based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in Annual Fund Operating Expenses table, no adjustments have
14	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
been or will be made to the expense ratio to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratio will increase as its net assets decrease, such that the Fund’s actual expense ratio may be higher than the expense ratio presented in the Annual Fund Operating Expenses table, if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratio that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees, and (b) other expenses.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of:

Columbia Variable Portfolio – Core Equity Fund
0.40%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any
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Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.40% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

16	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	2019
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2021
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
Mr. Nusinzon joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
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Columbia Variable Portfolio – Core Equity Fund
More Information About the Fund (continued)
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
18	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
About Fund Shares and Transactions
Description of the Share Class
Share Class Features

Eligible Investors	The Fund is available exclusively as an underlying investment option of variable annuity contracts offered by RiverSource Life Insurance Company
Investment Limits	none
Conversion Features	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and/or Service Fees	none
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries
Prospectus 2023	19

Columbia Variable Portfolio – Core Equity Fund
About Fund Shares and Transactions (continued)
that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share. The Fund calculates the NAV per share at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
The Fund calculates its NAV as follows:
NAV =  (Value of assets) – (Liabilities)
Number of outstanding shares
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are
20	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
About Fund Shares and Transactions (continued)
valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners. When you sell your shares through your Contract, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract who may select Fund shares to fund his or her investment in the Contract or to the participating insurance company as the holder of Fund shares through one or more separate accounts.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
Prospectus 2023	21

Columbia Variable Portfolio – Core Equity Fund
About Fund Shares and Transactions (continued)
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies and may also be available to other eligible investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Additional Discussion of Potential Conflicts of Interest Relating to Funds Used Exclusively by Affiliated Insurance Companies
The Fund is sold exclusively as underlying investment options of the Contracts offered by RiverSource Life Insurance Company (the Company). The Investment Manager and its affiliates make or support payments out of their own resources to the Company as a result of the Company including the Fund as an investment option in the Contracts.
22	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
About Fund Shares and Transactions (continued)
These allocations may be significant. In addition, employees of Ameriprise Financial and its affiliates, including employees of the Company, may be separately incented to include the Fund in the Contracts, as employee compensation and business unit operating goals at all levels are tied to the company’s success. These Contracts may also include unaffiliated mutual funds as investment options, and the Company receives payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from sponsors of unaffiliated funds or allocation from the Investment Manager and its affiliates varies, and may be significant. The amount of the payment or allocation the Company receives from a Fund may create an incentive for the Company and may influence their decision regarding which funds to include in a Contract. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investments in the Fund increase. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including Columbia Management, and the Distributor, and the products they offer, including the Fund. These arrangements are sometimes referred to as “revenue sharing payments,” and are in addition to any Rule 12b-1 distribution and/or service fees or other amounts paid by the Fund for account maintenance, sub-accounting or recordkeeping services provided directly by the Company. See About Fund Shares and Transactions – Financial Intermediary Compensation for more information generally about financial intermediary compensation and the Contract prospectus for more information regarding these payments and allocations relating to your Contract.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract. Any charges that apply to your Contract, and any charges that apply to separate accounts of participating insurance companies that may own shares directly, are described in your Contract prospectus.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Prospectus 2023	23

Columbia Variable Portfolio – Core Equity Fund
About Fund Shares and Transactions (continued)
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
24	Prospectus 2023

Columbia Variable Portfolio – Core Equity Fund
About Fund Shares and Transactions (continued)
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Prospectus 2023	25

Columbia Variable Portfolio – Core Equity Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. Because the Fund expects to be treated as a so-called disregarded entity for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a so-called disregarded entity for U.S. federal income tax purposes. A disregarded entity itself is not subject to U.S. federal income tax nor to any annual tax return filing requirements.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received from the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a so-called disregarded entity You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
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Columbia Variable Portfolio – Core Equity Fund
Distributions and Taxes (continued)
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	27

Columbia Variable Portfolio – Core Equity Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$37.75	$28.34	$24.76	$19.78	$20.45
Income from investment operations:
Net investment income	0.43	0.41	0.40	0.38	0.36
Net realized and unrealized gain (loss)	(7.43)	9.00	3.18	4.60	(1.03)
Total from investment operations	(7.00)	9.41	3.58	4.98	(0.67)
Net asset value, end of period	$30.75	$37.75	$28.34	$24.76	$19.78
Total return	(18.54%)	33.20%	14.46%	25.18%	(3.28%)
Ratios to average net assets
Total gross expenses(a)	0.44%	0.45%	0.45%	0.45%	0.44%
Total net expenses(a),(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.33%	1.24%	1.63%	1.67%	1.67%
Supplemental data
Portfolio turnover	48%	56%	72%	66%	73%
Net assets, end of period (in thousands)	$175,136	$238,272	$201,002	$196,278	$178,338

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
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Columbia Variable Portfolio – Core Equity Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies. Please refer to your Contract prospectus for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7003_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Disciplined Core Fund

The Fund may offer Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Disciplined Core Fund
2	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Disciplined Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.64%	0.64%	0.64%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.03%	0.03%	0.03%
Total annual Fund operating expenses	0.67%	0.92%	0.80%
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$68	$214	$373	$835
Class 2 (whether or not shares are redeemed)	$94	$293	$509	$1,131
Class 3 (whether or not shares are redeemed)	$82	$255	$444	$990
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Prospectus 2023	3

Columbia Variable Portfolio – Disciplined Core Fund
Summary of the Fund (continued)
Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest in derivatives, such as futures (including equity futures and index futures) for cash equitization purposes.
In pursuit of the Fund’s objective, the portfolio managers employ a process that applies fundamental investment concepts in a systematic framework seeking to identify and exploit mispriced stocks. The Fund benefits from collaboration between quantitative and fundamental research to create sector and industry-specific multi-factor stock selection models, which are utilized by the portfolio managers when constructing a diversified portfolio.
Principal Risks
An investment in the Fund involves risks, including Quantitative Model Risk, Large-Cap Stock Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. While security selection is driven by fundamental concepts, a quantitative process is used to construct the portfolio. Additionally, a qualitative review of the quantitative output is conducted by the portfolio managers. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio managers to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective. The Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or
4	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
Summary of the Fund (continued)
performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
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Columbia Variable Portfolio – Disciplined Core Fund
Summary of the Fund (continued)
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

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Columbia Variable Portfolio – Disciplined Core Fund
Summary of the Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	21.34%
	Worst	1st Quarter 2020	-19.94%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	-18.72%	8.17%	11.98%
Class 2	05/03/2010	-18.94%	7.90%	11.70%
Class 3	10/13/1981	-18.82%	8.04%	11.84%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	12.56%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	2019
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2021
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
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Columbia Variable Portfolio – Disciplined Core Fund
Summary of the Fund (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Disciplined Core Fund (the Fund) seeks to provide shareholders with capital appreciation. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest in derivatives, such as futures (including equity futures and index futures) for cash equitization purposes.
In pursuit of the Fund’s objective, the portfolio managers employ a process that applies fundamental investment concepts in a systematic framework seeking to identify and exploit mispriced stocks. The Fund benefits from collaboration between quantitative and fundamental research to create sector and industry-specific multi-factor stock selection models, which are utilized by the portfolio managers when constructing a diversified portfolio.
Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:
■	Valuation factors, such as earnings and cash flow relative to market values;
■	Catalyst factors, such as relative stock price performance, business momentum, and short interest measures; and
■	Quality factors, such as quality of earnings and financial strength.
The Investment Manager may sell a security when it believes other stocks in the Index or other investments are more attractive, if the security is believed to be overvalued relative to other potential investments, when the company no longer meets the Investment Manager’s performance expectation, when the security is removed from the Index, or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
Principal Risks
An investment in the Fund involves risks, including Quantitative Model Risk, Large-Cap Stock Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
Active Management Risk. While security selection is driven by fundamental concepts, a quantitative process is used to construct the portfolio. Additionally, a qualitative review of the quantitative output is conducted by the portfolio managers. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio managers to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective. The Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such
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More Information About the Fund (continued)
contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program under Rule 18f-4 which could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
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More Information About the Fund (continued)
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio - Disciplined Core Fund
Class 1	0.69%
Class 2	0.94%
Class 3	0.815%
Under the arrangement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings and infrequent and/or unusual expenses. This arrangement may be revised or discontinued at any time.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any
16	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.64% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	2019
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2021
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
Mr. Nusinzon joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
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Columbia Variable Portfolio – Disciplined Core Fund
More Information About the Fund (continued)
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
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Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 3 shares.

	Class 1 Shares	Class 2 Shares	Class 3 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.125%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 and Class 3 shares. The distribution fee for Class 2 shares is 0.25% and the distribution fee for Class 3 shares is 0.125%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and
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Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions (continued)
0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
Prospectus 2023	21

Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
22	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions (continued)
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and
Prospectus 2023	23

Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions (continued)
regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
24	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions (continued)
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans
Prospectus 2023	25

Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions (continued)
and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time.
26	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
About Fund Shares and Transactions (continued)
Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
Prospectus 2023	27

Columbia Variable Portfolio – Disciplined Core Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could
28	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
Distributions and Taxes (continued)
be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	29

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Columbia Variable Portfolio – Disciplined Core Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	31

Columbia Variable Portfolio – Disciplined Core Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$88.63	0.81	(17.40)	(16.59)
Year Ended 12/31/2021	$66.77	0.75	21.11	21.86
Year Ended 12/31/2020	$58.51	0.79	7.47	8.26
Year Ended 12/31/2019	$46.89	0.76	10.86	11.62
Year Ended 12/31/2018	$48.64	0.72	(2.47)	(1.75)
Class 2
Year Ended 12/31/2022	$86.12	0.60	(16.91)	(16.31)
Year Ended 12/31/2021	$65.04	0.55	20.53	21.08
Year Ended 12/31/2020	$57.13	0.63	7.28	7.91
Year Ended 12/31/2019	$45.90	0.61	10.62	11.23
Year Ended 12/31/2018	$47.74	0.60	(2.44)	(1.84)
Class 3
Year Ended 12/31/2022	$87.31	0.70	(17.13)	(16.43)
Year Ended 12/31/2021	$65.86	0.65	20.80	21.45
Year Ended 12/31/2020	$57.78	0.71	7.37	8.08
Year Ended 12/31/2019	$46.36	0.68	10.74	11.42
Year Ended 12/31/2018	$48.16	0.65	(2.45)	(1.80)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
32	Prospectus 2023

Columbia Variable Portfolio – Disciplined Core Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$72.04	(18.72%)	0.67% (c)	0.67% (c)	1.05%	50%	$2,376,866
Year Ended 12/31/2021	$88.63	32.74%	0.67% (c)	0.67% (c)	0.96%	58%	$3,111,300
Year Ended 12/31/2020	$66.77	14.12%	0.66%	0.66%	1.36%	74%	$3,713,795
Year Ended 12/31/2019	$58.51	24.78%	0.66%	0.66%	1.41%	69%	$4,290,429
Year Ended 12/31/2018	$46.89	(3.60%)	0.66%	0.66%	1.42%	74%	$3,650,498
Class 2
Year Ended 12/31/2022	$69.81	(18.94%)	0.92% (c)	0.92% (c)	0.80%	50%	$46,623
Year Ended 12/31/2021	$86.12	32.41%	0.92% (c)	0.92% (c)	0.73%	58%	$54,906
Year Ended 12/31/2020	$65.04	13.85%	0.91%	0.91%	1.12%	74%	$41,400
Year Ended 12/31/2019	$57.13	24.46%	0.91%	0.91%	1.17%	69%	$39,356
Year Ended 12/31/2018	$45.90	(3.85%)	0.91%	0.91%	1.21%	74%	$28,322
Class 3
Year Ended 12/31/2022	$70.88	(18.82%)	0.80% (c)	0.80% (c)	0.93%	50%	$1,144,120
Year Ended 12/31/2021	$87.31	32.57%	0.79% (c)	0.79% (c)	0.85%	58%	$1,542,306
Year Ended 12/31/2020	$65.86	13.98%	0.79%	0.79%	1.24%	74%	$1,286,377
Year Ended 12/31/2019	$57.78	24.63%	0.78%	0.78%	1.29%	69%	$1,260,116
Year Ended 12/31/2018	$46.36	(3.74%)	0.78%	0.78%	1.29%	74%	$1,139,339

Prospectus 2023	33

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Columbia Variable Portfolio – Disciplined Core Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7004_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Emerging Markets Fund

The Fund may offer Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Emerging Markets Fund
2	Prospectus 2023

Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	1.10%	1.10%	1.10%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.16%	0.16%	0.16%
Total annual Fund operating expenses	1.26%	1.51%	1.39%
Less: Fee waivers and/or expense reimbursements(a)	(0.17%)	(0.17%)	(0.17%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.09%	1.34%	1.22%
(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.09% for Class 1, 1.34% for Class 2 and 1.215% for Class 3.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$111	$383	$675	$1,508
Class 2 (whether or not shares are redeemed)	$136	$461	$808	$1,787
Class 3 (whether or not shares are redeemed)	$124	$423	$744	$1,654
Prospectus 2023	3

Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund (continued)
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. The Fund may also gain exposure to such companies through investment in depositary receipts. The Fund may seek investment exposure to Chinese companies operating in certain sectors using a structure known as a variable interest entity (a VIE), rather than an equity ownership in the Chinese company. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.
The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. However, the Fund has invested substantially in the consumer discretionary, financial services and information technology sectors and may continue to invest substantially in these or other sectors in the future. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.
Principal Risks
An investment in the Fund involves risks, including Emerging Market Securities Risk, Foreign Securities Risk, Geographic Focus Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations
4	Prospectus 2023

Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund (continued)
and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■	Asia Pacific Region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
■	Greater China. The Greater China region consists of Hong Kong, The People's Republic of China and Taiwan, among other countries, and the Fund's investments in the region are particularly susceptible to risks in that region.
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Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund (continued)
These economies can be significantly affected by currency fluctuations and increasing competition from other emerging economies. Adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, or that the contracts are otherwise not enforceable under Chinese law. In any of these cases a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as
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Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund (continued)
changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the consumer discretionary, financial services and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Prospectus 2023	7

Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund (continued)
■	Consumer Discretionary Sector. The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
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Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund (continued)
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	28.20%
	Worst	1st Quarter 2020	-25.35%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	-32.90%	-3.03%	1.55%
Class 2	05/03/2010	-33.07%	-3.27%	1.29%
Class 3	05/01/2000	-32.98%	-3.15%	1.42%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-20.09%	-1.40%	1.44%

Prospectus 2023	9

Columbia Variable Portfolio – Emerging Markets Fund
Summary of the Fund (continued)
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2012
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2012
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Portfolio Manager	Portfolio Manager	2020
Darren Powell, CFA	Senior Portfolio Manager	Portfolio Manager	2021
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are generally the participating insurance companies and Qualified Plans investing in the Fund through separate accounts. These distributions may not be taxable to you as the holder of a Contract or a participant in a Qualified Plan. Please consult the prospectus or other information provided to you by your participating insurance company and/or Qualified Plan regarding the U.S. federal income taxation of your contract, policy and/or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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Columbia Variable Portfolio – Emerging Markets Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. The Fund may also gain exposure to such companies through investment in depositary receipts. The Fund may seek investment exposure to Chinese companies operating in certain sectors using a structure known as a VIE, rather than an equity ownership in the Chinese company.
 Depository receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.
The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. However, the Fund has invested substantially in the consumer discretionary, financial services and information technology sectors and may continue to invest substantially in these or other sectors in the future. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.
The investment manager employs fundamental analysis with risk management analysis in identifying investment opportunities and constructing the Fund’s portfolio.
In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:
■	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value and discounted cash flow. The Investment Manager believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;
■	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;
■	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and/or
■	overall economic and market conditions.
The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
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Columbia Variable Portfolio – Emerging Markets Fund
More Information About the Fund (continued)
Principal Risks
An investment in the Fund involves risks, including Emerging Market Securities Risk, Foreign Securities Risk, Geographic Focus Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be
12	Prospectus 2023

Columbia Variable Portfolio – Emerging Markets Fund
More Information About the Fund (continued)
more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
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Columbia Variable Portfolio – Emerging Markets Fund
More Information About the Fund (continued)
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■	Asia Pacific Region. A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in a region with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■	Greater China. The Greater China region consists of Hong Kong, The People's Republic of China and Taiwan, among other countries, and the Fund's investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region. Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is not made directly in the VIE (the actual Chinese operating company), but rather in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which the Fund is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which the Fund invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE's profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as the Fund. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and
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operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, or that the contracts are otherwise not enforceable under Chinese law. In any of these cases, a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. The Fund will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
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Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
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Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the consumer discretionary, financial services and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Consumer Discretionary Sector. The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent
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ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides
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for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which
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may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
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 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
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Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio - Emerging Markets Fund
Class 1	1.09%
Class 2	1.34%
Class 3	1.215%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In
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More Information About the Fund (continued)
addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 1.10% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2012
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2012
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Portfolio Manager	Portfolio Manager	2020
Darren Powell, CFA	Senior Portfolio Manager	Portfolio Manager	2021
Mr. White joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. White began his investment career in 1998 and earned a B.S. in Finance and a B.S. in Marketing from Boston College.
Mr. Cameron joined one of the Columbia Management legacy firms or acquired business lines in 2008. He was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008. Mr. Cameron began his investment career in 1983 and earned a B.A. from the University of Toronto.
Mr. Vickery joined the Investment Manager in 2010. Mr. Vickery began his investment career in 2006 and earned a B.B.A. at the University of Georgia and an MBA from the Kellogg School of Management at Northwestern University.
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Columbia Variable Portfolio – Emerging Markets Fund
More Information About the Fund (continued)
Mr. Lin joined the Investment Manager in 2019. Prior to joining the Investment Manager, Mr. Lin worked as a senior analyst at Yulan Capital, LLC Group and previously worked as an analyst at Surveyor Capital (Citadel, LLC.), Merchants’ Gate Capital, LP and J.P. Morgan Securities. Mr. Lin began his investment career in 2006 and earned a Bachelor of Commerce degree from Queen’s University and an MBA from the Wharton School, University of Pennsylvania.
Mr. Powell joined the Investment Manager in 2016. Prior to joining the Investment Manager, Mr. Powell was an equity research analyst at Wellington Management from 2004 to 2016. Mr. Powell began his investment career in 2000 and earned a B.A. from Colby College.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
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More Information About the Fund (continued)
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
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Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 3 shares.

	Class 1 Shares	Class 2 Shares	Class 3 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.125%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 and Class 3 shares. The distribution fee for Class 2 shares is 0.25% and the distribution fee for Class 3 shares is 0.125%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and
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Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions (continued)
0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
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Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
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Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions (continued)
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and
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Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions (continued)
regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
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Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions (continued)
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans
Prospectus 2023	31

Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions (continued)
and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time.
32	Prospectus 2023

Columbia Variable Portfolio – Emerging Markets Fund
About Fund Shares and Transactions (continued)
Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
Prospectus 2023	33

Columbia Variable Portfolio – Emerging Markets Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Quarterly
Distributions	Quarterly
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions to be paid in cash.
Taxes and Your Investment
Taxation of the Fund: The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to you.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income. These benefits, which
34	Prospectus 2023

Columbia Variable Portfolio – Emerging Markets Fund
Distributions and Taxes (continued)
may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received from the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	35

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Columbia Variable Portfolio – Emerging Markets Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	37

Columbia Variable Portfolio – Emerging Markets Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$19.42	0.02	(6.18)	(6.16)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.90	(0.03)	(1.41)	(1.44)	(0.24)	(0.80)	(1.04)
Year Ended 12/31/2020	$18.98	(0.01)	5.36	5.35	(0.12)	(2.31)	(2.43)
Year Ended 12/31/2019	$16.38	0.09	4.79	4.88	(0.04)	(2.25)	(2.29)
Year Ended 12/31/2018	$21.04	0.14	(4.67)	(4.53)	(0.13)	—	(0.13)
Class 2
Year Ended 12/31/2022	$19.18	(0.01)	(6.10)	(6.11)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.66	(0.08)	(1.40)	(1.48)	(0.20)	(0.80)	(1.00)
Year Ended 12/31/2020	$18.78	(0.05)	5.32	5.27	(0.08)	(2.31)	(2.39)
Year Ended 12/31/2019	$16.26	0.06	4.73	4.79	(0.02)	(2.25)	(2.27)
Year Ended 12/31/2018	$20.84	0.06	(4.59)	(4.53)	(0.05)	—	(0.05)
Class 3
Year Ended 12/31/2022	$19.32	0.01	(6.15)	(6.14)	—	(4.26)	(4.26)
Year Ended 12/31/2021	$21.80	(0.06)	(1.40)	(1.46)	(0.22)	(0.80)	(1.02)
Year Ended 12/31/2020	$18.89	(0.03)	5.35	5.32	(0.10)	(2.31)	(2.41)
Year Ended 12/31/2019	$16.33	0.08	4.76	4.84	(0.03)	(2.25)	(2.28)
Year Ended 12/31/2018	$20.96	0.09	(4.63)	(4.54)	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate which had an impact of less than 0.01%.
38	Prospectus 2023

Columbia Variable Portfolio – Emerging Markets Fund
Financial Highlights (continued)
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	—	$9.00	(32.90%)	1.26%	1.12%	0.20%	51%	$60,003
Year Ended 12/31/2021	—	$19.42	(7.20%)	1.22% (c)	1.14% (c)	(0.16%)	28%	$85,630
Year Ended 12/31/2020	—	$21.90	33.61%	1.23% (c), (d)	1.14% (c), (d)	(0.05%)	26%	$171,261
Year Ended 12/31/2019	0.01	$18.98	31.50% (e)	1.22% (c)	1.17% (c)	0.53%	26%	$133,990
Year Ended 12/31/2018	—	$16.38	(21.62%)	1.20% (c)	1.20% (c)	0.70%	41%	$196,720
Class 2
Year Ended 12/31/2022	—	$8.81	(33.07%)	1.51%	1.37%	(0.05%)	51%	$56,612
Year Ended 12/31/2021	—	$19.18	(7.47%)	1.48% (c)	1.39% (c)	(0.39%)	28%	$80,663
Year Ended 12/31/2020	—	$21.66	33.31%	1.48% (c), (d)	1.39% (c), (d)	(0.30%)	26%	$75,522
Year Ended 12/31/2019	0.00(f)	$18.78	31.13% (g)	1.47% (c)	1.42% (c)	0.33%	26%	$55,859
Year Ended 12/31/2018	—	$16.26	(21.78%)	1.47% (c)	1.46% (c)	0.33%	41%	$42,531
Class 3
Year Ended 12/31/2022	—	$8.92	(32.98%)	1.38%	1.25%	0.06%	51%	$121,983
Year Ended 12/31/2021	—	$19.32	(7.33%)	1.35% (c)	1.26% (c)	(0.27%)	28%	$194,723
Year Ended 12/31/2020	—	$21.80	33.51%	1.35% (c), (d)	1.27% (c), (d)	(0.18%)	26%	$222,100
Year Ended 12/31/2019	0.00(f)	$18.89	31.29% (g)	1.34% (c)	1.29% (c)	0.45%	26%	$196,505
Year Ended 12/31/2018	—	$16.33	(21.73%)	1.34% (c)	1.33% (c)	0.44%	41%	$173,529

Prospectus 2023	39

Columbia Variable Portfolio – Emerging Markets Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7007_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund

The Fund may offer Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Select Large Cap Equity Fund
2	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.66%	0.66%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.01%	0.01%
Total annual Fund operating expenses	0.67%	0.92%
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$68	$214	$373	$835
Class 2 (whether or not shares are redeemed)	$94	$293	$509	$1,131
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s (S&P) 500 Index (the Index). The market capitalization range of the companies included within the Index was $2.6 billion to $2.6 trillion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change.
Prospectus 2023	3

Columbia Variable Portfolio – Select Large Cap Equity Fund
Summary of the Fund (continued)
The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks, convertible securities and may invest in exchange-traded funds. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 45 and 65 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Principal Risks
An investment in the Fund involves risks, including Large-Cap Stock Risk, Market Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
4	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
Summary of the Fund (continued)
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been
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Columbia Variable Portfolio – Select Large Cap Equity Fund
Summary of the Fund (continued)
more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	20.18%
	Worst	1st Quarter 2020	-17.08%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	Life of Fund
Class 1	01/04/2018	-19.56%	8.19%
Class 2	01/04/2018	-19.80%	7.91%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.03%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director and Global Head of Equities	Co-Portfolio Manager	2018
Tiffany Wade	Senior Portfolio Manager	Co-Portfolio Manager	2019
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Columbia Variable Portfolio – Select Large Cap Equity Fund
Summary of the Fund (continued)
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s (S&P) 500 Index (the Index). The market capitalization range of the companies included within the Index was $2.6 billion to $2.6 trillion as of March 31, 2023. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks, convertible securities and may invest in exchange-traded funds. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 45 and 65 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) employs fundamental analysis with risk management analysis in identifying investment opportunities and constructing the Fund’s portfolio. The Investment Manager considers, among other factors:
■	overall economic and market conditions; and
■	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Large-Cap Stock Risk, Market Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
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Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund (continued)
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s
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Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund (continued)
income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly
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Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund (continued)
traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
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More Information About the Fund (continued)
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of
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More Information About the Fund (continued)
2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
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More Information About the Fund (continued)
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
14	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund (continued)
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio - Select Large Cap Equity Fund
Class 1	0.69%
Class 2	0.94%
Under the arrangement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings and infrequent and/or unusual expenses. This arrangement may be revised or discontinued at any time.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Prospectus 2023	15

Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund (continued)
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint affiliated and unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.66% of average daily net assets of the Fund, before any applicable reimbursements.
16	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund (continued)
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director and Global Head of Equities	Co-Portfolio Manager	2018
Tiffany Wade	Senior Portfolio Manager	Co-Portfolio Manager	2019
Ms. Mergen joined one of the Columbia Management legacy firms or acquired business lines in 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and an M.B.A. from the University of Massachusetts at Amherst.
Ms. Wade joined one of the Columbia Management legacy firms or acquired business lines in 2010. Ms. Wade began her investment career in 2008 and earned a B.A. in economics from Brown University.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Prospectus 2023	17

Columbia Variable Portfolio – Select Large Cap Equity Fund
More Information About the Fund (continued)
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
18	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 shares. The distribution fee for Class 2 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
Prospectus 2023	19

Columbia Variable Portfolio – Select Large Cap Equity Fund
About Fund Shares and Transactions (continued)
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
20	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Prospectus 2023	21

Columbia Variable Portfolio – Select Large Cap Equity Fund
About Fund Shares and Transactions (continued)
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event
22	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
About Fund Shares and Transactions (continued)
the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Prospectus 2023	23

Columbia Variable Portfolio – Select Large Cap Equity Fund
About Fund Shares and Transactions (continued)
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
24	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
About Fund Shares and Transactions (continued)
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
Prospectus 2023	25

Columbia Variable Portfolio – Select Large Cap Equity Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could
26	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Equity Fund
Distributions and Taxes (continued)
be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	27

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Columbia Variable Portfolio – Select Large Cap Equity Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	29

Columbia Variable Portfolio – Select Large Cap Equity Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$18.41	0.14	(3.74)	(3.60)
Year Ended 12/31/2021	$14.23	0.12	4.06	4.18
Year Ended 12/31/2020	$11.89	0.19	2.15	2.34
Year Ended 12/31/2019	$9.29	0.13	2.47	2.60
Year Ended 12/31/2018(d)	$10.00	0.13	(0.84)	(0.71)
Class 2
Year Ended 12/31/2022	$18.23	0.14	(3.75)	(3.61)
Year Ended 12/31/2021	$14.12	0.07	4.04	4.11
Year Ended 12/31/2020	$11.83	0.16	2.13	2.29
Year Ended 12/31/2019	$9.27	0.10	2.46	2.56
Year Ended 12/31/2018(d)	$10.00	0.09	(0.82)	(0.73)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The Fund commenced operations on January 4, 2018. Per share data and total return reflect activity from that date.
(e)	Annualized.
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Columbia Variable Portfolio – Select Large Cap Equity Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$14.81	(19.56%)	0.67% (c)	0.67% (c)	0.87%	44%	$2,958,820
Year Ended 12/31/2021	$18.41	29.37%	0.66% (c)	0.66% (c)	0.71%	60%	$3,960,214
Year Ended 12/31/2020	$14.23	19.68%	0.73%	0.69%	1.59%	65%	$2,069,732
Year Ended 12/31/2019	$11.89	27.99%	0.74%	0.69%	1.25%	59%	$1,347,827
Year Ended 12/31/2018(d)	$9.29	(7.10%)	0.75% (e)	0.69% (e)	1.27% (e)	58%	$1,070,480
Class 2
Year Ended 12/31/2022	$14.62	(19.80%)	0.95% (c)	0.94% (c)	0.98%	44%	$505
Year Ended 12/31/2021	$18.23	29.11%	0.91% (c)	0.91% (c)	0.45%	60%	$5
Year Ended 12/31/2020	$14.12	19.36%	0.97%	0.94%	1.32%	65%	$4
Year Ended 12/31/2019	$11.83	27.62%	0.97%	0.94%	0.97%	59%	$3
Year Ended 12/31/2018(d)	$9.27	(7.30%)	0.97% (e)	0.94% (e)	0.84% (e)	58%	$2

Prospectus 2023	31

Columbia Variable Portfolio – Select Large Cap Equity Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7071_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Select Large Cap Value Fund

The Fund may offer Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Select Large Cap Value Fund
2	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Value Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.67%	0.67%	0.67%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.02%	0.02%	0.02%
Total annual Fund operating expenses	0.69%	0.94%	0.82%
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$70	$221	$384	$859
Class 2 (whether or not shares are redeemed)	$96	$300	$520	$1,155
Class 3 (whether or not shares are redeemed)	$84	$262	$455	$1,014
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase
Prospectus 2023	3

Columbia Variable Portfolio – Select Large Cap Value Fund
Summary of the Fund (continued)
(between $457.1 million and $620.7 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund’s Board of Trustees may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector.
The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 40 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Principal Risks
An investment in the Fund involves risks, including Large-Cap Stock Risk, Market Risk, Value Securities Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other
4	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Value Fund
Summary of the Fund (continued)
conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance, as well as another measure of performance for markets in which the Fund may invest.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Prospectus 2023	5

Columbia Variable Portfolio – Select Large Cap Value Fund
Summary of the Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	19.48%
	Worst	1st Quarter 2020	-28.78%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	-1.84%	8.11%	12.11%
Class 2	05/03/2010	-2.06%	7.84%	11.83%
Class 3	02/04/2004	-1.95%	7.98%	11.97%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)		-7.54%	6.67%	10.29%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	12.56%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Lead Portfolio Manager	2008
Richard Taft	Senior Portfolio Manager	Portfolio Manager	2016
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
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Columbia Variable Portfolio – Select Large Cap Value Fund
Summary of the Fund (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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Columbia Variable Portfolio – Select Large Cap Value Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $457.1 million and $620.7 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund’s Board of Trustees may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector.
The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 40 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
In pursuit of the Fund’s objective, the portfolio managers use a bottom-up stock selection approach, which means that they concentrate on individual company fundamentals, rather than on a particular industry, although at times factors that make a particular company attractive may also make other companies within the same industry attractive, and the portfolio managers may invest in these issuers as well.
Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:
■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist or are ending;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.
The Investment Manager generally sells a stock if it believes the stock has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. The Investment Manager monitors the Fund’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
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More Information About the Fund (continued)
Principal Risks
An investment in the Fund involves risks, including Large-Cap Stock Risk, Market Risk, Value Securities Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing
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More Information About the Fund (continued)
restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
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More Information About the Fund (continued)
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
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More Information About the Fund (continued)
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
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More Information About the Fund (continued)
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse)
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More Information About the Fund (continued)
expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio – Select Large Cap Value Fund
Class 1	0.72%
Class 2	0.97%
Class 3	0.845%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any
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right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.67% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

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More Information About the Fund (continued)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Rosen	Senior Portfolio Manager	Lead Portfolio Manager	2008
Richard Taft	Senior Portfolio Manager	Portfolio Manager	2016
Mr. Rosen joined one of the Columbia Management legacy firms or acquired business lines in 1997. Mr. Rosen began his investment career in 1982 and earned a B.A. from Brandeis University and an M.B.A. from New York University.
Mr. Taft joined the Investment Manager in 2011. Mr. Taft began his investment career in 1997 and earned a B.A. and an M.B.A. from the University at Buffalo.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
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Columbia Variable Portfolio – Select Large Cap Value Fund
More Information About the Fund (continued)
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
Prospectus 2023	17

Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 3 shares.

	Class 1 Shares	Class 2 Shares	Class 3 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.125%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 and Class 3 shares. The distribution fee for Class 2 shares is 0.25% and the distribution fee for Class 3 shares is 0.125%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and
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Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions (continued)
0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
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Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
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Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions (continued)
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and
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Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions (continued)
regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
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Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions (continued)
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans
Prospectus 2023	23

Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions (continued)
and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time.
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Columbia Variable Portfolio – Select Large Cap Value Fund
About Fund Shares and Transactions (continued)
Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
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Columbia Variable Portfolio – Select Large Cap Value Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could
26	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Value Fund
Distributions and Taxes (continued)
be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	27

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Columbia Variable Portfolio – Select Large Cap Value Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	29

Columbia Variable Portfolio – Select Large Cap Value Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$37.42	0.58	(1.27)	(0.69)
Year Ended 12/31/2021	$29.63	0.74	7.05	7.79
Year Ended 12/31/2020	$27.67	0.64	1.32	1.96
Year Ended 12/31/2019	$21.83	0.43	5.41	5.84
Year Ended 12/31/2018	$24.87	0.40	(3.44)	(3.04)
Class 2
Year Ended 12/31/2022	$36.37	0.47	(1.22)	(0.75)
Year Ended 12/31/2021	$28.87	0.66	6.84	7.50
Year Ended 12/31/2020	$27.03	0.56	1.28	1.84
Year Ended 12/31/2019	$21.38	0.36	5.29	5.65
Year Ended 12/31/2018	$24.42	0.33	(3.37)	(3.04)
Class 3
Year Ended 12/31/2022	$36.86	0.52	(1.24)	(0.72)
Year Ended 12/31/2021	$29.22	0.71	6.93	7.64
Year Ended 12/31/2020	$27.32	0.59	1.31	1.90
Year Ended 12/31/2019	$21.59	0.39	5.34	5.73
Year Ended 12/31/2018	$24.62	0.36	(3.39)	(3.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
30	Prospectus 2023

Columbia Variable Portfolio – Select Large Cap Value Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$36.73	(1.84%)	0.69%	0.69%	1.60%	7%	$1,866,511
Year Ended 12/31/2021	$37.42	26.29%	0.68%	0.68%	2.12%	21%	$2,461,727
Year Ended 12/31/2020	$29.63	7.08%	0.71% (c)	0.71% (c)	2.59%	29%	$1,913,998
Year Ended 12/31/2019	$27.67	26.75%	0.73% (c)	0.73% (c)	1.73%	11%	$1,241,829
Year Ended 12/31/2018	$21.83	(12.22%)	0.73%	0.73%	1.60%	16%	$1,102,434
Class 2
Year Ended 12/31/2022	$35.62	(2.06%)	0.94%	0.94%	1.36%	7%	$87,697
Year Ended 12/31/2021	$36.37	25.98%	0.93%	0.93%	1.93%	21%	$70,689
Year Ended 12/31/2020	$28.87	6.81%	0.96% (c)	0.96% (c)	2.32%	29%	$34,020
Year Ended 12/31/2019	$27.03	26.43%	0.98% (c)	0.98% (c)	1.48%	11%	$32,815
Year Ended 12/31/2018	$21.38	(12.45%)	0.98%	0.98%	1.36%	16%	$24,610
Class 3
Year Ended 12/31/2022	$36.14	(1.95%)	0.81%	0.81%	1.48%	7%	$88,772
Year Ended 12/31/2021	$36.86	26.15%	0.80%	0.80%	2.04%	21%	$82,833
Year Ended 12/31/2020	$29.22	6.95%	0.83% (c)	0.83% (c)	2.40%	29%	$52,721
Year Ended 12/31/2019	$27.32	26.54%	0.86% (c)	0.86% (c)	1.61%	11%	$56,957
Year Ended 12/31/2018	$21.59	(12.31%)	0.85%	0.85%	1.48%	16%	$48,804

Prospectus 2023	31

Columbia Variable Portfolio – Select Large Cap Value Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7020_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund

The Fund may offer Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Select Mid Cap Value Fund
2	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.82%	0.82%	0.82%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.06%	0.06%	0.06%
Total annual Fund operating expenses	0.88%	1.13%	1.01%
Less: Fee waivers and/or expense reimbursements(a)	(0.06%)	(0.06%)	(0.06%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.82%	1.07%	0.95%
(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.82% for Class 1, 1.07% for Class 2 and 0.945% for Class 3.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$84	$275	$482	$1,079
Class 2 (whether or not shares are redeemed)	$109	$353	$616	$1,369
Class 3 (whether or not shares are redeemed)	$97	$316	$552	$1,231
Prospectus 2023	3

Columbia Variable Portfolio – Select Mid Cap Value Fund
Summary of the Fund (continued)
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index) (between $457.1 million and $52.5 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund normally invests in common stocks and also may invest in real estate investment trusts. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 50 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Principal Risks
An investment in the Fund involves risks, including Mid-Cap Stock Risk, Market Risk, Value Securities Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures,
4	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
Summary of the Fund (continued)
breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Mid-Cap Stock Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject
Prospectus 2023	5

Columbia Variable Portfolio – Select Mid Cap Value Fund
Summary of the Fund (continued)
to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	4th Quarter 2020	22.51%
	Worst	1st Quarter 2020	-32.87%
6	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
Summary of the Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	-9.44%	8.01%	10.86%
Class 2	05/03/2010	-9.66%	7.74%	10.60%
Class 3	05/02/2005	-9.56%	7.87%	10.74%
Russell Midcap Value Index (reflects no deductions for fees, expenses or taxes)		-12.03%	5.72%	10.11%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Kari Montanus	Senior Portfolio Manager	Lead Portfolio Manager	2018
Jonas Patrikson, CFA	Senior Portfolio Manager	Portfolio Manager	2014
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Prospectus 2023	7

Columbia Variable Portfolio – Select Mid Cap Value Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index) (between $457.1 million and $52.5 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund normally invests in common stocks and also may invest in real estate investment trusts. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 50 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
The investment manager employs fundamental analysis with risk management in identifying value opportunities and constructing the Fund's portfolio.
In pursuit of the Fund’s objective, the portfolio managers use a bottom-up stock selection approach, which means that they concentrate on individual company fundamentals, rather than on a particular industry, although at times factors that make a particular company attractive may also make other companies within the same industry attractive, and the portfolio managers may invest in these issuers as well.
Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:
■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist or are ending;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.
The Investment Manager generally sells a stock if it believes the stock has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. The Investment Manager monitors the Fund’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
8	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
More Information About the Fund (continued)
Principal Risks
An investment in the Fund involves risks, including Mid-Cap Stock Risk, Market Risk, Value Securities Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future,
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possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Mid-Cap Stock Risk. Securities of mid-cap companies can, in certain circumstances, have more risk than securities of larger companies. For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
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Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy
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or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of
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the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
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Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
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Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio – Select Mid Cap Value Fund
Class 1	0.82%
Class 2	1.07%
Class 3	0.945%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
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Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
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The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.82% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Kari Montanus	Senior Portfolio Manager	Lead Portfolio Manager	2018
Jonas Patrikson, CFA	Senior Portfolio Manager	Portfolio Manager	2014
Ms. Montanus joined one of the Columbia Management legacy firms or acquired business lines in 2003. Ms. Montanus began her investment career in 1992 and earned a B.A. from Stanford University and an M.B.A. in finance from The Wharton School, University of Pennsylvania.
Mr. Patrikson joined one of the Columbia Management legacy firms or acquired business lines in 2004. Mr. Patrikson began his investment career in 1990 and earned a B.A. from the University of Linkoping, Sweden.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
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Columbia Variable Portfolio – Select Mid Cap Value Fund
More Information About the Fund (continued)
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
18	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 3 shares.

	Class 1 Shares	Class 2 Shares	Class 3 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.125%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 and Class 3 shares. The distribution fee for Class 2 shares is 0.25% and the distribution fee for Class 3 shares is 0.125%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and
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Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions (continued)
0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
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Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
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Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions (continued)
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and
22	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions (continued)
regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Prospectus 2023	23

Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions (continued)
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans
24	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions (continued)
and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time.
Prospectus 2023	25

Columbia Variable Portfolio – Select Mid Cap Value Fund
About Fund Shares and Transactions (continued)
Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
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Columbia Variable Portfolio – Select Mid Cap Value Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could
Prospectus 2023	27

Columbia Variable Portfolio – Select Mid Cap Value Fund
Distributions and Taxes (continued)
be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
28	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	29

Columbia Variable Portfolio – Select Mid Cap Value Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$36.88	0.30	(3.78)	(3.48)
Year Ended 12/31/2021	$27.87	0.22	8.79	9.01
Year Ended 12/31/2020	$25.93	0.23	1.71	1.94
Year Ended 12/31/2019	$19.70	0.29	5.94	6.23
Year Ended 12/31/2018	$22.72	0.20	(3.22)	(3.02)
Class 2
Year Ended 12/31/2022	$35.91	0.22	(3.69)	(3.47)
Year Ended 12/31/2021	$27.21	0.14	8.56	8.70
Year Ended 12/31/2020	$25.37	0.17	1.67	1.84
Year Ended 12/31/2019	$19.33	0.22	5.82	6.04
Year Ended 12/31/2018	$22.35	0.14	(3.16)	(3.02)
Class 3
Year Ended 12/31/2022	$36.39	0.26	(3.74)	(3.48)
Year Ended 12/31/2021	$27.54	0.18	8.67	8.85
Year Ended 12/31/2020	$25.64	0.20	1.70	1.90
Year Ended 12/31/2019	$19.51	0.25	5.88	6.13
Year Ended 12/31/2018	$22.53	0.16	(3.18)	(3.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
30	Prospectus 2023

Columbia Variable Portfolio – Select Mid Cap Value Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$33.40	(9.44%)	0.88%	0.83%	0.89%	24%	$166,488
Year Ended 12/31/2021	$36.88	32.33%	0.88%	0.82%	0.68%	32%	$222,591
Year Ended 12/31/2020	$27.87	7.48%	0.88%	0.81%	1.03%	40%	$237,299
Year Ended 12/31/2019	$25.93	31.62%	0.88%	0.82%	1.22%	31%	$220,919
Year Ended 12/31/2018	$19.70	(13.29%)	0.89%	0.85%	0.87%	98%	$170,998
Class 2
Year Ended 12/31/2022	$32.44	(9.66%)	1.13%	1.08%	0.66%	24%	$48,561
Year Ended 12/31/2021	$35.91	31.97%	1.13%	1.07%	0.45%	32%	$49,498
Year Ended 12/31/2020	$27.21	7.25%	1.13%	1.06%	0.78%	40%	$34,497
Year Ended 12/31/2019	$25.37	31.25%	1.13%	1.07%	0.97%	31%	$34,239
Year Ended 12/31/2018	$19.33	(13.51%)	1.14%	1.10%	0.62%	98%	$25,687
Class 3
Year Ended 12/31/2022	$32.91	(9.56%)	1.01%	0.95%	0.78%	24%	$65,155
Year Ended 12/31/2021	$36.39	32.14%	1.01%	0.95%	0.57%	32%	$73,390
Year Ended 12/31/2020	$27.54	7.41%	1.01%	0.94%	0.91%	40%	$59,101
Year Ended 12/31/2019	$25.64	31.42%	1.01%	0.95%	1.08%	31%	$68,354
Year Ended 12/31/2018	$19.51	(13.40%)	1.01%	0.97%	0.73%	98%	$61,387

Prospectus 2023	31

Columbia Variable Portfolio – Select Mid Cap Value Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7021_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Select Small Cap Value Fund

The Fund may offer Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Select Small Cap Value Fund
2	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management fees	0.87%	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.16%	0.16%	0.16%
Total annual Fund operating expenses	1.03%	1.28%	1.16%
Less: Fee waivers and/or expense reimbursements(a)	(0.18%)	(0.18%)	(0.18%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.85%	1.10%	0.98%
(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.85% for Class 1, 1.10% for Class 2 and 0.975% for Class 3.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$87	$310	$551	$1,243
Class 2 (whether or not shares are redeemed)	$112	$388	$685	$1,529
Class 3 (whether or not shares are redeemed)	$100	$351	$621	$1,393
Prospectus 2023	3

Columbia Variable Portfolio – Select Small Cap Value Fund
Summary of the Fund (continued)
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of small capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $5.5 million and $6.8 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund’s Board of Trustees may change the parameters by which smaller market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund also may invest in real estate investment trusts. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 45 and 55 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Principal Risks
An investment in the Fund involves risks, including Small-Cap Stock Risk, Market Risk, Value Securities Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the
4	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
Summary of the Fund (continued)
Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small-Cap Stock Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in
Prospectus 2023	5

Columbia Variable Portfolio – Select Small Cap Value Fund
Summary of the Fund (continued)
the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	26.67%
	Worst	1st Quarter 2020	-36.17%
6	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
Summary of the Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	-14.71%	4.65%	9.39%
Class 2	05/03/2010	-14.93%	4.38%	9.12%
Class 3	09/15/1999	-14.82%	4.52%	9.26%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)		-14.48%	4.13%	8.48%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Kari Montanus	Senior Portfolio Manager	Lead Portfolio Manager	2014
Jonas Patrikson, CFA	Senior Portfolio Manager	Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Prospectus 2023	7

Columbia Variable Portfolio – Select Small Cap Value Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital growth. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of small capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $5.5 million and $6.8 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund’s Board of Trustees may change the parameters by which smaller market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund also may invest in real estate investment trusts. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 45 and 55 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
In pursuit of the Fund’s objective, the portfolio managers use a bottom-up stock selection approach, which means that they concentrate on individual company fundamentals, rather than on a particular industry, although at times factors that make a particular company attractive may also make other companies within the same industry attractive, and the portfolio managers may invest in these issuers as well.
Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:
■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist or are ending;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.
The Investment Manager generally sells a stock if it believes the stock has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. The Investment Manager monitors the Fund’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
8	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
More Information About the Fund (continued)
Principal Risks
An investment in the Fund involves risks, including Small-Cap Stock Risk, Market Risk, Value Securities Risk, and Focused Portfolio Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future,
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possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small-Cap Stock Risk. Securities of small-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil
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and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the financial services sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
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Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of
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2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
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Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
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Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio - Select Small Cap Value Fund
Class 1	0.85%
Class 2	1.10%
Class 3	0.975%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
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Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
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The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.87% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Kari Montanus	Senior Portfolio Manager	Lead Portfolio Manager	2014
Jonas Patrikson, CFA	Senior Portfolio Manager	Portfolio Manager	2018
Ms. Montanus joined one of the Columbia Management legacy firms or acquired business lines in 2003. Ms. Montanus began her investment career in 1992 and earned a B.A. from Stanford University and an M.B.A. in finance from The Wharton School, University of Pennsylvania.
Mr. Patrikson joined one of the Columbia Management legacy firms or acquired business lines in 2004. Mr. Patrikson began his investment career in 1990 and earned a B.A. from the University of Linkoping, Sweden.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
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Columbia Variable Portfolio – Select Small Cap Value Fund
More Information About the Fund (continued)
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
18	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 3 shares.

	Class 1 Shares	Class 2 Shares	Class 3 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.125%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 and Class 3 shares. The distribution fee for Class 2 shares is 0.25% and the distribution fee for Class 3 shares is 0.125%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and
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Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions (continued)
0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
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Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
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Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions (continued)
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and
22	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions (continued)
regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Prospectus 2023	23

Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions (continued)
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans
24	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions (continued)
and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time.
Prospectus 2023	25

Columbia Variable Portfolio – Select Small Cap Value Fund
About Fund Shares and Transactions (continued)
Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
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Columbia Variable Portfolio – Select Small Cap Value Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could
Prospectus 2023	27

Columbia Variable Portfolio – Select Small Cap Value Fund
Distributions and Taxes (continued)
be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
28	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	29

Columbia Variable Portfolio – Select Small Cap Value Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$35.77	0.36	(5.62)	(5.26)
Year Ended 12/31/2021	$27.32	0.20	8.25	8.45
Year Ended 12/31/2020	$25.02	0.11	2.19	2.30
Year Ended 12/31/2019	$21.25	0.16	3.61	3.77
Year Ended 12/31/2018	$24.31	0.11	(3.17)	(3.06)
Class 2
Year Ended 12/31/2022	$34.77	0.26	(5.45)	(5.19)
Year Ended 12/31/2021	$26.62	0.11	8.04	8.15
Year Ended 12/31/2020	$24.44	0.05	2.13	2.18
Year Ended 12/31/2019	$20.81	0.10	3.53	3.63
Year Ended 12/31/2018	$23.87	0.05	(3.11)	(3.06)
Class 3
Year Ended 12/31/2022	$35.29	0.30	(5.53)	(5.23)
Year Ended 12/31/2021	$26.98	0.15	8.16	8.31
Year Ended 12/31/2020	$24.74	0.08	2.16	2.24
Year Ended 12/31/2019	$21.04	0.14	3.56	3.70
Year Ended 12/31/2018	$24.10	0.08	(3.14)	(3.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
30	Prospectus 2023

Columbia Variable Portfolio – Select Small Cap Value Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$30.51	(14.71%)	1.03%	0.85%	1.14%	7%	$7,735
Year Ended 12/31/2021	$35.77	30.93%	1.04%	0.85%	0.59%	16%	$6,364
Year Ended 12/31/2020	$27.32	9.19%	1.09%	0.86%	0.49%	28%	$4,360
Year Ended 12/31/2019	$25.02	17.74%	1.05%	0.88%	0.68%	21%	$4,280
Year Ended 12/31/2018	$21.25	(12.59%)	1.04%	0.88%	0.43%	13%	$3,163
Class 2
Year Ended 12/31/2022	$29.58	(14.93%)	1.28%	1.10%	0.84%	7%	$37,261
Year Ended 12/31/2021	$34.77	30.62%	1.29%	1.10%	0.34%	16%	$41,125
Year Ended 12/31/2020	$26.62	8.92%	1.34%	1.11%	0.25%	28%	$29,417
Year Ended 12/31/2019	$24.44	17.44%	1.30%	1.13%	0.44%	21%	$26,851
Year Ended 12/31/2018	$20.81	(12.82%)	1.29%	1.13%	0.20%	13%	$24,086
Class 3
Year Ended 12/31/2022	$30.06	(14.82%)	1.15%	0.97%	0.95%	7%	$52,200
Year Ended 12/31/2021	$35.29	30.80%	1.16%	0.98%	0.45%	16%	$62,331
Year Ended 12/31/2020	$26.98	9.05%	1.21%	0.99%	0.37%	28%	$48,999
Year Ended 12/31/2019	$24.74	17.59%	1.18%	1.00%	0.57%	21%	$52,643
Year Ended 12/31/2018	$21.04	(12.70%)	1.17%	1.01%	0.33%	13%	$51,927

Prospectus 2023	31

Columbia Variable Portfolio – Select Small Cap Value Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7022_12_B01_(05/23)

Prospectus
May 1, 2023

Columbia Variable Portfolio – Seligman Global Technology Fund

The Fund may offer Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Variable Portfolio – Seligman Global Technology Fund
2	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
Summary of the Fund
Investment Objective
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.92%	0.92%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.25%	0.25%
Total annual Fund operating expenses	1.17%	1.42%
Less: Fee waivers and/or expense reimbursements(a)	(0.21%)	(0.21%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.96%	1.21%
(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.96% for Class 1 and 1.21% for Class 2.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$98	$351	$623	$1,402
Class 2 (whether or not shares are redeemed)	$123	$429	$756	$1,684
Prospectus 2023	3

Columbia Variable Portfolio – Seligman Global Technology Fund
Summary of the Fund (continued)
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and biotechnology. The Fund may invest in securities of companies domiciled in any country believed to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.
Under normal circumstances, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.
The Fund may, from time to time, take temporary defensive positions that may result in the Fund investing less than 30% of its net assets in companies outside the U.S. in an effort to minimize extreme volatility caused by adverse market, economic, political or other conditions.
The Fund may invest in companies that have market capitalizations of any size. Securities of large capitalization companies that are well established in the world technology market can be expected to grow with the market and are frequently held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size capitalization, and the Fund may invest in these companies as well.
The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Principal Risks
An investment in the Fund involves risks, including Sector Risk, Foreign Securities Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
4	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
Summary of the Fund (continued)
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Prospectus 2023	5

Columbia Variable Portfolio – Seligman Global Technology Fund
Summary of the Fund (continued)
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified
6	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
Summary of the Fund (continued)
if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Prospectus 2023	7

Columbia Variable Portfolio – Seligman Global Technology Fund
Summary of the Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	31.35%
	Worst	2nd Quarter 2022	-21.12%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/01/1996	-31.72%	14.63%	18.70%
Class 2	05/01/2000	-31.86%	14.35%	18.39%
MSCI World Information Technology Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-30.79%	13.18%	16.17%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Role with Fund	Managed Fund Since
Paul Wick	Lead Portfolio Manager	2006
Shekhar Pramanick	Technology Team Member	2014
Sanjay Devgan	Technology Team Member	2014
Christopher Boova	Technology Team Member	2016
Vimal Patel	Technology Team Member	2018
Sanjiv Wadhwani	Technology Team Member	2021
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are generally the participating insurance companies and Qualified Plans investing in the Fund through separate accounts. These distributions may not be taxable to you as the holder of a Contract or a participant in a Qualified Plan. Please consult the prospectus or other information provided to you by your participating insurance company and/or Qualified Plan regarding the U.S. federal income taxation of your contract, policy and/or plan.
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Columbia Variable Portfolio – Seligman Global Technology Fund
Summary of the Fund (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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Columbia Variable Portfolio – Seligman Global Technology Fund
More Information About the Fund
Investment Objective
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
The Fund generally invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. For these purposes, technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and biotechnology. The Fund may invest in securities of companies domiciled in any country believed to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.
Under normal circumstances, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.
The Fund may, from time to time, take temporary defensive positions that may result in the Fund investing less than 30% of its net assets in companies outside the U.S. in an effort to minimize extreme volatility caused by adverse market, economic, political or other conditions.
The Fund may invest in companies that have market capitalizations of any size. Securities of large capitalization companies that are well established in the world technology market can be expected to grow with the market and are frequently held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size capitalization, and the Fund may invest in these companies as well.
The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.
Columbia Management Investment Advisers, LLC (the Investment Manager) seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the Investment Manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities.
In selecting individual securities, the Investment Manager looks for companies that it believes display one or more of the following:
■	Above-average growth prospects;
■	High profit margins;
■	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
■	Quality management and equity ownership by executives;
■	Unique competitive advantages (e.g., market share, proprietary products); or
■	Potential for improvement in overall operations.
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In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:
■	Its target price has been reached;
■	Its earnings are disappointing;
■	Its revenue growth has slowed;
■	Its underlying fundamentals have deteriorated; or
■	If the Investment Manager believes that negative country or regional factors may affect a company’s outlook.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
Principal Risks
An investment in the Fund involves risks, including Sector Risk, Foreign Securities Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a
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financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future,
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possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's
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investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit
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margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s
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participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial
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redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
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 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
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Columbia Variable Portfolio – Seligman Global Technology Fund
More Information About the Fund (continued)
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Variable Portfolio - Seligman Global Technology Fund
Class 1	0.96%
Class 2	1.21%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
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Columbia Variable Portfolio – Seligman Global Technology Fund
More Information About the Fund (continued)
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund's daily net assets that declines from 0.915% to 0.705% as the Fund's net assets increase. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.915% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Role with Fund	Managed Fund Since
Paul Wick	Lead Portfolio Manager	2006
Shekhar Pramanick	Technology Team Member	2014
Sanjay Devgan	Technology Team Member	2014
Christopher Boova	Technology Team Member	2016
Vimal Patel	Technology Team Member	2018
Sanjiv Wadhwani	Technology Team Member	2021
Mr. Wick joined one of the Columbia Management legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for the Columbia Seligman Technology strategies. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke’s Fuqua School of Business.
Dr. Pramanick joined the Investment Manager in 2012. Dr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
Mr. Devgan joined the Investment Manager in 2012. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
20	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
More Information About the Fund (continued)
Mr. Boova joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995 and earned two B.S. degrees from Worcester Polytechnic Institute, an M.A. from Georgetown University and an M.B.A. from the Wharton School at the University of Pennsylvania.
Mr. Patel joined the Investment Manager in 2014. Mr. Patel began his investment career in 2001 and earned a B.S. from North Carolina State University, an M.S. from the University of Colorado, Boulder, and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles.
Mr. Wadhwani joined the Investment Manager in 2016. Mr. Wadhwani began his investment career in 1998 and earned a B.S. from the University of Bombay and an M.B.A. from the University of Iowa.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
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Columbia Variable Portfolio – Seligman Global Technology Fund
More Information About the Fund (continued)
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
22	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 shares. The distribution fee for Class 2 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
Prospectus 2023	23

Columbia Variable Portfolio – Seligman Global Technology Fund
About Fund Shares and Transactions (continued)
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
24	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Prospectus 2023	25

Columbia Variable Portfolio – Seligman Global Technology Fund
About Fund Shares and Transactions (continued)
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event
26	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
About Fund Shares and Transactions (continued)
the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Prospectus 2023	27

Columbia Variable Portfolio – Seligman Global Technology Fund
About Fund Shares and Transactions (continued)
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
28	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
About Fund Shares and Transactions (continued)
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
Prospectus 2023	29

Columbia Variable Portfolio – Seligman Global Technology Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Annually
Distributions	Annually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions to be paid in cash.
Taxes and Your Investment
Taxation of the Fund: The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to you.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income. These benefits, which
30	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
Distributions and Taxes (continued)
may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received from the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	31

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Columbia Variable Portfolio – Seligman Global Technology Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	33

Columbia Variable Portfolio – Seligman Global Technology Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$39.33	(0.04)	(11.51)	(11.55)	—	(7.12)	(7.12)
Year Ended 12/31/2021	$31.55	(0.01)	11.76	11.75	(0.15)	(3.82)	(3.97)
Year Ended 12/31/2020	$23.36	0.15	10.03	10.18	—	(1.99)	(1.99)
Year Ended 12/31/2019	$17.78	0.02	9.00	9.02	—	(3.44)	(3.44)
Year Ended 12/31/2018	$21.56	0.01	(1.47)	(1.46)	—	(2.32)	(2.32)
Class 2
Year Ended 12/31/2022	$34.73	(0.10)	(10.04)	(10.14)	—	(7.04)	(7.04)
Year Ended 12/31/2021	$28.26	(0.09)	10.48	10.39	(0.10)	(3.82)	(3.92)
Year Ended 12/31/2020	$21.12	0.08	9.00	9.08	—	(1.94)	(1.94)
Year Ended 12/31/2019	$16.33	(0.03)	8.20	8.17	—	(3.38)	(3.38)
Year Ended 12/31/2018	$19.99	(0.04)	(1.35)	(1.39)	—	(2.27)	(2.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
34	Prospectus 2023

Columbia Variable Portfolio – Seligman Global Technology Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$20.66	(31.72%)	1.17% (c)	0.98% (c)	(0.16%)	15%	$40,656
Year Ended 12/31/2021	$39.33	39.03%	1.17% (c)	0.99% (c)	(0.04%)	35%	$65,802
Year Ended 12/31/2020	$31.55	46.18%	1.19% (c), (d)	0.98% (c), (d)	0.62%	46%	$58,611
Year Ended 12/31/2019	$23.36	55.31%	1.18% (c)	0.97% (c)	0.09%	56%	$44,565
Year Ended 12/31/2018	$17.78	(8.15%)	1.09% (c), (d)	1.03% (c), (d)	0.05%	44%	$32,129
Class 2
Year Ended 12/31/2022	$17.55	(31.86%)	1.42% (c)	1.23% (c)	(0.41%)	15%	$66,225
Year Ended 12/31/2021	$34.73	38.68%	1.42% (c)	1.24% (c)	(0.28%)	35%	$107,955
Year Ended 12/31/2020	$28.26	45.80%	1.44% (c), (d)	1.23% (c), (d)	0.37%	46%	$77,167
Year Ended 12/31/2019	$21.12	54.97%	1.43% (c)	1.21% (c)	(0.15%)	56%	$57,023
Year Ended 12/31/2018	$16.33	(8.45%)	1.33% (c), (d)	1.28% (c), (d)	(0.22%)	44%	$33,975

Prospectus 2023	35

Columbia Variable Portfolio – Seligman Global Technology Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7072_12_B01_(05/23)

Prospectus
May 1, 2023

CTIVP® – CenterSquare Real Estate Fund

The Fund may offer Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CTIVP® – CenterSquare Real Estate Fund
2	Prospectus 2023

CTIVP® – CenterSquare Real Estate Fund
Summary of the Fund
Investment Objective
CTIVP® – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Total annual Fund operating expenses	0.80%	1.05%
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$82	$255	$444	$990
Class 2 (whether or not shares are redeemed)	$107	$334	$579	$1,283
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real
Prospectus 2023	3

CTIVP® – CenterSquare Real Estate Fund
Summary of the Fund (continued)
estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs) and real estate investment trusts (REITs). The Fund may invest in companies that have market capitalizations of any size.
Principal Risks
An investment in the Fund involves risks, including Real Estate-Related Investment Risk, Changing Distribution Level Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or
4	Prospectus 2023

CTIVP® – CenterSquare Real Estate Fund
Summary of the Fund (continued)
forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
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CTIVP® – CenterSquare Real Estate Fund
Summary of the Fund (continued)
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	1st Quarter 2019	16.22%
	Worst	1st Quarter 2020	-24.72%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/07/2010	-24.12%	4.03%	4.70%
Class 2	05/07/2010	-24.33%	3.77%	4.44%
FTSE Nareit Equity REITs Index (reflects no deductions for fees, expenses or taxes)		-24.37%	3.68%	6.53%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: CenterSquare Investment Management LLC (CenterSquare)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dean Frankel, CFA	Managing Director, Head of Real Estate Securities of CenterSquare	Co-Portfolio Manager	2016
Eric Rothman, CFA	Portfolio Manager of CenterSquare	Co-Portfolio Manager	2016
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
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Summary of the Fund (continued)
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are generally the participating insurance companies and Qualified Plans investing in the Fund through separate accounts. These distributions may not be taxable to you as the holder of a Contract or a participant in a Qualified Plan. Please consult the prospectus or other information provided to you by your participating insurance company and/or Qualified Plan regarding the U.S. federal income taxation of your contract, policy and/or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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CTIVP® – CenterSquare Real Estate Fund
More Information About the Fund
Investment Objective
CTIVP® – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs) and real estate investment trusts (REITs). The Fund may invest in companies that have market capitalizations of any size.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, CenterSquare Investment Management LLC (CenterSquare or the Subadviser), which provides day-to-day portfolio management to the Fund.
CenterSquare applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, CenterSquare:
■	Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.
■	Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.
■	Sells all or part of the Fund’s holdings in a particular security if CenterSquare believes:
■	The security appreciates to a premium relative to other real estate companies; or
■	The anticipated return is not sufficient compared with the risk of continued ownership.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Real Estate-Related Investment Risk, Changing Distribution Level Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
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More Information About the Fund (continued)
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
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More Information About the Fund (continued)
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
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More Information About the Fund (continued)
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of
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CTIVP® – CenterSquare Real Estate Fund
More Information About the Fund (continued)
2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
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More Information About the Fund (continued)
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
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CTIVP® – CenterSquare Real Estate Fund
More Information About the Fund (continued)
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

CTIVP® - CenterSquare Real Estate Fund
Class 1	0.88%
Class 2	1.13%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
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CTIVP® – CenterSquare Real Estate Fund
More Information About the Fund (continued)
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determine what securities and other investments the Fund should buy or sell. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.75% of average daily net assets of the Fund, before any applicable reimbursements.
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CTIVP® – CenterSquare Real Estate Fund
More Information About the Fund (continued)
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board’s approval of the renewal of the investment subadvisory agreement with CenterSquare is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
The date the Subadviser began serving the Fund is set forth under Subadviser below. Any performance of the Fund prior to the date the Subadviser began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadviser’s management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
Subadviser
CenterSquare Investment Management LLC, or its predecessor (CenterSquare Investment Management, Inc.), which has served as Subadviser to the Fund since June 2016, is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462. CenterSquare, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. CenterSquare was organized and formed in September 2017 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. CenterSquare also provides discretionary and non-discretionary investment advisory services to institutional and high net worth investors in the form of separate accounts and pooled investment vehicles including private funds.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: CenterSquare Investment Management LLC (CenterSquare)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Dean Frankel, CFA	Managing Director, Head of Real Estate Securities of CenterSquare	Co-Portfolio Manager	2016
Eric Rothman, CFA	Portfolio Manager of CenterSquare	Co-Portfolio Manager	2016
Mr. Frankel joined CenterSquare in 1997. Mr. Frankel began his investment career in 1997 and earned a B.S. in Economics from the Wharton School at the University of Pennsylvania.
Mr. Rothman joined CenterSquare in 2006. Mr. Rothman began his investment career in 1995 and earned a B.A. in Economics from Boston University.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
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CTIVP® – CenterSquare Real Estate Fund
More Information About the Fund (continued)
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
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CTIVP® – CenterSquare Real Estate Fund
More Information About the Fund (continued)
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
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CTIVP® – CenterSquare Real Estate Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 shares. The distribution fee for Class 2 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
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CTIVP® – CenterSquare Real Estate Fund
About Fund Shares and Transactions (continued)
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
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CTIVP® – CenterSquare Real Estate Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
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CTIVP® – CenterSquare Real Estate Fund
About Fund Shares and Transactions (continued)
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event
22	Prospectus 2023

CTIVP® – CenterSquare Real Estate Fund
About Fund Shares and Transactions (continued)
the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
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CTIVP® – CenterSquare Real Estate Fund
About Fund Shares and Transactions (continued)
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
24	Prospectus 2023

CTIVP® – CenterSquare Real Estate Fund
About Fund Shares and Transactions (continued)
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
Prospectus 2023	25

CTIVP® – CenterSquare Real Estate Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Annually
Distributions	Annually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions to be paid in cash.
Taxes and Your Investment
Taxation of the Fund: The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to you.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income. These benefits, which
26	Prospectus 2023

CTIVP® – CenterSquare Real Estate Fund
Distributions and Taxes (continued)
may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received from the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	27

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CTIVP® – CenterSquare Real Estate Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	29

CTIVP® – CenterSquare Real Estate Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$10.08	0.14	(2.32)	(2.18)	(0.14)	(1.66)	(1.80)
Year Ended 12/31/2021	$7.94	0.11	3.07	3.18	(0.13)	(0.91)	(1.04)
Year Ended 12/31/2020	$9.85	0.11	(0.70)	(0.59)	(0.39)	(0.93)	(1.32)
Year Ended 12/31/2019	$7.94	0.19	1.89	2.08	(0.17)	—	(0.17)
Year Ended 12/31/2018	$8.64	0.17	(0.64)	(0.47)	(0.16)	(0.07)	(0.23)
Class 2
Year Ended 12/31/2022	$10.00	0.12	(2.30)	(2.18)	(0.12)	(1.66)	(1.78)
Year Ended 12/31/2021	$7.88	0.09	3.05	3.14	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2020	$9.79	0.11	(0.72)	(0.61)	(0.37)	(0.93)	(1.30)
Year Ended 12/31/2019	$7.89	0.17	1.88	2.05	(0.15)	—	(0.15)
Year Ended 12/31/2018	$8.59	0.15	(0.64)	(0.49)	(0.14)	(0.07)	(0.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
30	Prospectus 2023

CTIVP® – CenterSquare Real Estate Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$6.10	(24.12%)	0.80% (c)	0.80% (c)	1.83%	49%	$158,574
Year Ended 12/31/2021	$10.08	41.44%	0.80% (c)	0.80% (c)	1.24%	57%	$229,250
Year Ended 12/31/2020	$7.94	(4.87%)	0.79%	0.79%	1.37%	98%	$223,363
Year Ended 12/31/2019	$9.85	26.41%	0.77%	0.77%	2.05%	70%	$508,863
Year Ended 12/31/2018	$7.94	(5.58%)	0.77%	0.77%	2.03%	51%	$402,354
Class 2
Year Ended 12/31/2022	$6.04	(24.33%)	1.05% (c)	1.05% (c)	1.60%	49%	$26,266
Year Ended 12/31/2021	$10.00	41.20%	1.05% (c)	1.05% (c)	1.03%	57%	$35,012
Year Ended 12/31/2020	$7.88	(5.18%)	1.05%	1.05%	1.31%	98%	$25,754
Year Ended 12/31/2019	$9.79	26.16%	1.02%	1.02%	1.81%	70%	$30,302
Year Ended 12/31/2018	$7.89	(5.85%)	1.02%	1.02%	1.76%	51%	$24,164

Prospectus 2023	31

CTIVP® – CenterSquare Real Estate Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7030_12_B01_(05/23)

Prospectus
May 1, 2023

CTIVP® – TCW Core Plus Bond Fund

The Fund may offer Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CTIVP® – TCW Core Plus Bond Fund
2	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund
Investment Objective
CTIVP® – TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.48%	0.48%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.01%	0.01%
Total annual Fund operating expenses	0.49%	0.74%
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$50	$157	$274	$616
Class 2 (whether or not shares are redeemed)	$76	$237	$411	$918
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 399% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. Other obligations include any other security or instrument in which there is a requirement or obligation to repay money borrowed. For purposes of its 80% test, the
Prospectus 2023	3

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
Fund treats investment in loans as “debt securities,” even though loans may not be “securities” under certain of the federal securities laws. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.
Up to 25% of the Fund's net assets may be invested in foreign investments (including in emerging markets), which may include investments of up to 20% of the Fund’s assets in non-U.S. dollar denominated securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) and futures contracts (including interest rate futures) for hedging purposes and to manage duration of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may also hold/invest in cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments, including for the purpose of covering its obligations with respect to, or that may result from, the Fund’s investments in derivatives.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Principal Risks
An investment in the Fund involves risks, including Interest Rate Risk, Credit Risk, Mortgage- and Other Asset-Backed Securities Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Confidential Information Access Risk. The portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance.
4	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in
Prospectus 2023	5

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions
6	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures,
Prospectus 2023	7

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect
8	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
to a loan that is adverse to the holders of the loan, and the Fund, to enforce its rights in the event of a default, bankruptcy or similar situation, may need to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks,
Prospectus 2023	9

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take
10	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	3.93%
	Worst	1st Quarter 2022	-5.89%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/07/2010	-14.19%	0.15%	0.95%
Class 2	05/07/2010	-14.31%	-0.08%	0.71%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: TCW Investment Management Company LLC (TCW)

Prospectus 2023	11

CTIVP® – TCW Core Plus Bond Fund
Summary of the Fund (continued)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Laird Landmann	Co-Director of Fixed Income and Group Managing Director of TCW	Co-Portfolio Manager	2014
Stephen Kane, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Bryan Whalen, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are generally the participating insurance companies and Qualified Plans investing in the Fund through separate accounts. These distributions may not be taxable to you as the holder of a Contract or a participant in a Qualified Plan. Please consult the prospectus or other information provided to you by your participating insurance company and/or Qualified Plan regarding the U.S. federal income taxation of your contract, policy and/or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
12	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
More Information About the Fund
Investment Objective
CTIVP® – TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. Other obligations include any other security or instrument in which there is a requirement or obligation to repay money borrowed. For purposes of its 80% test, the Fund treats investment in loans as “debt securities,” even though loans may not be “securities” under certain of the federal securities laws. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.
The Fund’s dollar-weighted average maturity and duration will vary over time depending on expectations for market and economic conditions. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.
Up to 25% of the Fund's net assets may be invested in foreign investments (including in emerging markets), which may include investments of up to 20% of the Fund’s assets in non-U.S. dollar denominated securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) and futures contracts (including interest rate futures) for hedging purposes and to manage duration of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may also hold/invest in cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments, including for the purpose of covering its obligations with respect to, or that may result from, the Fund’s investments in derivatives.
Prospectus 2023	13

CTIVP® – TCW Core Plus Bond Fund
More Information About the Fund (continued)
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of, including the establishment of risk management parameters for, the Fund’s subadviser, TCW Investment Management Company LLC (TCW or the Subadviser), which provides day-to-day portfolio management to the Fund.
TCW seeks to enhance the Fund's performance through the measured and diversified application of five fixed income management strategies: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. TCW's investment philosophy is predicated on a long-term economic outlook, and investments are characterized by diversification among the sectors of the fixed income marketplace. In seeking to identify undervalued securities, TCW focuses on such investment metrics as current yield, potential for price appreciation, position in capital structure relative to other creditors, yield to maturity, rating, duration, and liquidity. The most important facet of TCW's portfolio construction process is the application of independent, bottom-up research in an effort to identify securities that are undervalued and that offer a superior risk/return profile. TCW seeks to control risk through a variety of techniques including diversification, duration constraints, and quantitative scenario analysis.
TCW may sell portfolio securities when it determines to take advantage of a better investment opportunity because TCW believes that its current portfolio securities within its sleeve no longer represent relatively attractive investment opportunities.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Interest Rate Risk, Credit Risk, Mortgage- and Other Asset-Backed Securities Risk, and Market Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Confidential Information Access Risk. In many instances, issuers of floating rate loans offer to furnish material, non-public information (Confidential Information) to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The portfolio managers may avoid the receipt of Confidential Information about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for
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More Information About the Fund (continued)
example, to grant consents, waivers or amendments, the ability to assess the desirability thereof may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect the Fund’s performance.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or
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replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may
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employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus
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outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality
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of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could
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exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). This exposes the Fund to the risk that the receipt of principal and interest payments may be late due to delayed interest settlement. Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, including the Fund. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. From time to time, disagreements may arise
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amongst the holders of loans and debt in the capital structure of an issuer, which may give rise to litigation risks, including the risk that a court could take action adverse to the holders of the loan, which could negatively impact the Fund’s performance.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund will usually succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund would also be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may also be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses
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More Information About the Fund (continued)
of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
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More Information About the Fund (continued)
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
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Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date
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of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program under Rule 18f-4 which could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
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Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
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Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

CTIVP® - TCW Core Plus Bond Fund
Class 1	0.54%
Class 2	0.79%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest,
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costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determine what securities and other investments the Fund should buy or sell. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory
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agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.48% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board’s approval of the renewal of the investment subadvisory agreement with TCW is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
The date the Subadviser began serving the Fund is set forth under Subadviser below. Any performance of the Fund prior to the date the Subadviser began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadviser’s management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
Subadviser
TCW, which has served as Subadviser to the Fund since March 2014, is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. TCW is an independent registered investment adviser. TCW was organized in 1971 and provides a variety of investment management and investment advisory services.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: TCW Investment Management Company LLC (TCW)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Laird Landmann	Co-Director of Fixed Income and Group Managing Director of TCW	Co-Portfolio Manager	2014
Stephen Kane, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Bryan Whalen, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Mr. Landmann joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in December 2009, Mr. Landmann was a portfolio manager and a founding partner with MetWest since 1996. Mr. Landmann began his investment career in 1986 and earned a B.S. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business.
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Mr. Kane joined TCW in 2009 during the acquisition of Metropolitan West Asset Management, LLC (MetWest). Prior to joining TCW in December 2009, Mr. Kane was a portfolio manager and a founding partner with MetWest since 1996. Mr. Kane began his investment career in 1990 and earned a B.S. from the University of California, Berkeley and an M.B.A. from the University of Chicago Booth School of Business.
Mr. Whalen joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in December 2009, Mr. Whalen was co-head of MetWest’s Securitized Products division. Mr. Whalen began his investment career in 1997 and earned a B.A. from Yale University.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
30	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
More Information About the Fund (continued)
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
Prospectus 2023	31

CTIVP® – TCW Core Plus Bond Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 shares. The distribution fee for Class 2 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
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CTIVP® – TCW Core Plus Bond Fund
About Fund Shares and Transactions (continued)
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
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CTIVP® – TCW Core Plus Bond Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
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CTIVP® – TCW Core Plus Bond Fund
About Fund Shares and Transactions (continued)
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event
Prospectus 2023	35

CTIVP® – TCW Core Plus Bond Fund
About Fund Shares and Transactions (continued)
the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
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CTIVP® – TCW Core Plus Bond Fund
About Fund Shares and Transactions (continued)
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
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CTIVP® – TCW Core Plus Bond Fund
About Fund Shares and Transactions (continued)
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
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CTIVP® – TCW Core Plus Bond Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Annually
Distributions	Annually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions to be paid in cash.
Taxes and Your Investment
Taxation of the Fund: The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to you.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income. These benefits, which
Prospectus 2023	39

CTIVP® – TCW Core Plus Bond Fund
Distributions and Taxes (continued)
may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received from the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
40	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	41

CTIVP® – TCW Core Plus Bond Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2022	$10.74	0.22	(1.74)	(1.52)	(0.11)	—	(0.11)
Year Ended 12/31/2021	$11.52	0.11	(0.24)	(0.13)	(0.15)	(0.50)	(0.65)
Year Ended 12/31/2020	$11.01	0.19	0.78	0.97	(0.27)	(0.19)	(0.46)
Year Ended 12/31/2019	$10.38	0.29	0.64	0.93	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.62	0.27	(0.27)	0.00	(0.22)	(0.02)	(0.24)
Class 2
Year Ended 12/31/2022	$10.69	0.20	(1.72)	(1.52)	(0.09)	—	(0.09)
Year Ended 12/31/2021	$11.47	0.08	(0.23)	(0.15)	(0.13)	(0.50)	(0.63)
Year Ended 12/31/2020	$10.96	0.15	0.80	0.95	(0.25)	(0.19)	(0.44)
Year Ended 12/31/2019	$10.35	0.25	0.63	0.88	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.58	0.25	(0.26)	(0.01)	(0.20)	(0.02)	(0.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
42	Prospectus 2023

CTIVP® – TCW Core Plus Bond Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$9.11	(14.19%)	0.49% (c)	0.49% (c)	2.32%	399%	$3,174,476
Year Ended 12/31/2021	$10.74	(1.14%)	0.48% (c)	0.48% (c)	1.01%	457%	$3,684,151
Year Ended 12/31/2020	$11.52	8.88%	0.49%	0.49%	1.63%	373%	$3,153,493
Year Ended 12/31/2019	$11.01	9.01%	0.49%	0.49%	2.65%	209%	$2,808,764
Year Ended 12/31/2018	$10.38	0.06%	0.49%	0.49%	2.61%	178%	$2,714,909
Class 2
Year Ended 12/31/2022	$9.08	(14.31%)	0.74% (c)	0.74% (c)	2.11%	399%	$18,096
Year Ended 12/31/2021	$10.69	(1.41%)	0.73% (c)	0.73% (c)	0.76%	457%	$19,435
Year Ended 12/31/2020	$11.47	8.67%	0.74%	0.74%	1.32%	373%	$22,838
Year Ended 12/31/2019	$10.96	8.58%	0.74%	0.74%	2.37%	209%	$12,125
Year Ended 12/31/2018	$10.35	(0.10%)	0.74%	0.74%	2.38%	178%	$7,961

Prospectus 2023	43

CTIVP® – TCW Core Plus Bond Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7037_12_B01_(05/23)

Prospectus
May 1, 2023

Variable Portfolio – Partners Small Cap Growth Fund

The Fund may offer Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable Portfolio – Partners Small Cap Growth Fund
2	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
Summary of the Fund
Investment Objective
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.86%	0.86%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Total annual Fund operating expenses(a)	0.89%	1.14%
Less: Fee waivers and/or expense reimbursements(b)	(0.04%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.85%	1.10%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.85% for Class 1 and 1.10% for Class 2.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$87	$280	$489	$1,092
Class 2 (whether or not shares are redeemed)	$112	$358	$624	$1,383
Prospectus 2023	3

Variable Portfolio – Partners Small Cap Growth Fund
Summary of the Fund (continued)
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $5.5 million to $7.9 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio. Each subadviser employs an active investment strategy. One or more of the Fund’s subadvisers use quantitative methods to identify investment opportunities and construct their portion of the Fund’s portfolio.
Principal Risks
An investment in the Fund involves risks, including Small-Cap Stock Risk, Growth Securities Risk, Market Risk, Multi-Adviser Risk, and Sector Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small-Cap Stock Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.
4	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
Summary of the Fund (continued)
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the health care and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Health Care Sector. The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been
Prospectus 2023	5

Variable Portfolio – Partners Small Cap Growth Fund
Summary of the Fund (continued)
more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s performance prior to May 2021 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	31.92%
	Worst	1st Quarter 2020	-24.87%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/07/2010	-28.97%	4.30%	7.58%
Class 2	05/07/2010	-29.13%	4.04%	7.31%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)		-26.36%	3.51%	9.20%

6	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
Summary of the Fund (continued)
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Allspring Global Investments, LLC (Allspring)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Thomas Ognar, CFA	Portfolio Manager of Allspring	Co-Portfolio Manager	2010
Robert Gruendyke, CFA	Portfolio Manager of Allspring	Co-Portfolio Manager	2020
David Nazaret, CFA	Portfolio Manager of Allspring	Co-Portfolio Manager	2020
Subadviser: Scout Investments, Inc. (Scout)

Portfolio Management	Title	Role with Fund	Managed Fund Since
James McBride, CFA	Portfolio Manager of Scout	Lead Portfolio Manager	2019
Timothy Miller, CFA	Portfolio Manager of Scout	Co-Portfolio Manager	2019
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Prospectus 2023	7

Variable Portfolio – Partners Small Cap Growth Fund
More Information About the Fund
Investment Objective
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $5.5 million to $7.9 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of, including the establishment of risk management parameters for, the Fund’s subadvisers: Allspring Global Investments, LLC (Allspring) and Scout Investments, Inc. (Scout) (Allspring and Scout, each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each Subadviser acts independently of any other Subadviser and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy. One or more of the Fund’s subadvisers use quantitative methods to identify investment opportunities and construct their portion of the Fund’s portfolio.
Allspring
Allspring seeks small-capitalization companies that are in the emerging phase of their life cycle. The investment team believes earnings and revenue growth relative to consensus expectations are critical factors in determining stock price movements. Thus, their investment process focuses on identifying companies with robust and sustainable growth in revenue and earnings that are underappreciated by the market. To find that growth, the investment team uses bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model have sufficient profit potential. The team forecasts revenue and earnings growth along with other key financial metrics to assess investment potential. They then combine that company-specific analysis with their assessment of what the market is discounting for growth to form a buy/sell decision about a particular stock. They seek to capitalize on investment opportunities where a sizable gap exists between market consensus and their expectation for a company’s growth prospects. The team may invest in any sector and, at times, they may emphasize one or more particular sectors. In addition, the investment process is built on a foundation of continuous risk management and a strict sell discipline. The investment team sells a company’s securities when they see signs that can cause a company’s growth prospects to deteriorate, as this often leads to lower valuation potential. They may also sell or trim a position when they need to raise money to fund the purchase of a better investment opportunity or when valuation has extended beyond their expectations.
Scout
Scout invests primarily in equity securities (generally common stocks) of small-capitalization companies located in the United States. Scout normally invests in a diversified portfolio of equity securities that are selected based upon Scout’s perception of a stock’s above-average potential for long-term growth of capital.
8	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
More Information About the Fund (continued)
Scout searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth. The growth catalysts identified by Scout are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period). Following the identification of well-positioned companies, Scout estimates the fair value of each candidate by assessing margin structure, growth rate, debt level and other measures which Scout believes influence relative stock valuations. Scout’s overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow. Scout may sell a security when it perceives stretched valuations and/or deteriorating fundamentals, including significant management changes or a misalignment with long-term trends, or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Small-Cap Stock Risk, Growth Securities Risk, Market Risk, Multi-Adviser Risk, and Sector Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small-Cap Stock Risk. Securities of small-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with
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Variable Portfolio – Partners Small Cap Growth Fund
More Information About the Fund (continued)
limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available
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More Information About the Fund (continued)
data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors , including the health care and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Health Care Sector. The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
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More Information About the Fund (continued)
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
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More Information About the Fund (continued)
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
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Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse)
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expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Variable Portfolio – Partners Small Cap Growth Fund
Class 1	0.85%
Class 2	1.10%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
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The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determine what securities and other investments the Fund should buy or sell. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.86% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser.
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More Information About the Fund (continued)
A discussion regarding the basis for the Board’s approval of the renewal of the investment subadvisory agreement with Scout and the adoption of the investment subadvisory agreement with Allspring is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
Subadvisers
Allspring, which has served as Subadviser to the Fund since May 2010, is located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Allspring was incorporated in the State of California in 1981 and converted to a Delaware limited liability company in 2021. Allspring is a leading independent asset management firm that offers a broad range of investment products and solutions through thoughtful investing, purposeful planning, and the desire to deliver outcomes that expand above and beyond financial gains.
Scout, which has served as Subadviser to the Fund since May 2019, is located at 1201 Walnut Street, 21st Floor, Kansas City, MO 64106. Scout, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Scout is a registered investment adviser and was formed in 2001. Scout offers an array of investment strategies (including equity strategies and fixed income strategies), as well as customized strategies and socially responsible portfolios.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: Allspring Global Investments, LLC (Allspring)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Thomas Ognar, CFA	Portfolio Manager of Allspring	Co-Portfolio Manager	2010
Robert Gruendyke, CFA	Portfolio Manager of Allspring	Co-Portfolio Manager	2020
David Nazaret, CFA	Portfolio Manager of Allspring	Co-Portfolio Manager	2020
Mr. Ognar joined Allspring from its predecessors, Wells Fargo Asset Management and Strong Capital Management, which he joined in 1998. Mr. Ognar began his investment career in 1993 and earned a B.S. from Miami University and an M.S. from the University of Wisconsin, Madison.
Mr. Gruendyke joined Allspring from its predecessor, Wells Fargo Asset Management, where he began in 2008. Mr. Gruendyke began his investment career in 1999 and earned a B.A. from Duke University.
Mr. Nazaret joined Allspring from its predecessor, Wells Fargo Asset Management, where he began in 2007. Mr. Nazaret began his investment career in 2000 and earned a B.A. from Vanderbilt University.
Subadviser: Scout Investments, Inc. (Scout)

Portfolio Management	Title	Role with Fund	Managed Fund Since
James McBride, CFA	Portfolio Manager of Scout	Lead Portfolio Manager	2019
Timothy Miller, CFA	Portfolio Manager of Scout	Co-Portfolio Manager	2019
Mr. McBride joined Scout in 2009. Mr. McBride began his investment career in 1991 and earned a B.S. from Wichita State University and an M.B.A. from Indiana University.
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More Information About the Fund (continued)
Mr. Miller joined Scout in 2012. Mr. Miller began his investment career in 1996 and earned a B.A. from the University of California, Los Angeles and an M.B.A. from Indiana University.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
18	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
More Information About the Fund (continued)
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
Prospectus 2023	19

Variable Portfolio – Partners Small Cap Growth Fund
About Fund Shares and Transactions
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or qualified pension and retirement plans (Qualified Plans) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract, qualified pension or retirement plan sponsors or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 shares. The distribution fee for Class 2 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
20	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
About Fund Shares and Transactions (continued)
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
Prospectus 2023	21

Variable Portfolio – Partners Small Cap Growth Fund
About Fund Shares and Transactions (continued)
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
22	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
About Fund Shares and Transactions (continued)
Shareholder Information
Each share class has its own cost structure and other features. Your product may not offer every share class. The Fund encourages you to consult with a financial advisor who can help you with your investment decisions and for more information about the share classes offered by the Fund and available under your product. Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts and Qualified Plan sponsors.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or participants in a Qualified Plan. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract, participant in a Qualified Plan or qualified institutional investor who may select Fund shares to fund his or her investment in the Contract or Qualified Plan or to the participating insurance company as the holder of Fund shares through one or more separate accounts or the Qualified Plan.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event
Prospectus 2023	23

Variable Portfolio – Partners Small Cap Growth Fund
About Fund Shares and Transactions (continued)
the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
24	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
About Fund Shares and Transactions (continued)
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Prospectus 2023	25

Variable Portfolio – Partners Small Cap Growth Fund
About Fund Shares and Transactions (continued)
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
26	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could
Prospectus 2023	27

Variable Portfolio – Partners Small Cap Growth Fund
Distributions and Taxes (continued)
be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
28	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	29

Variable Portfolio – Partners Small Cap Growth Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$38.14	(0.13)	(10.92)	(11.05)
Year Ended 12/31/2021	$35.22	(0.24)	3.16	2.92
Year Ended 12/31/2020	$25.38	(0.14)	9.98	9.84
Year Ended 12/31/2019	$20.93	(0.09)	4.54	4.45
Year Ended 12/31/2018	$21.95	(0.11)	(0.91)	(1.02)
Class 2
Year Ended 12/31/2022	$37.04	(0.19)	(10.60)	(10.79)
Year Ended 12/31/2021	$34.29	(0.32)	3.07	2.75
Year Ended 12/31/2020	$24.77	(0.20)	9.72	9.52
Year Ended 12/31/2019	$20.48	(0.14)	4.43	4.29
Year Ended 12/31/2018	$21.53	(0.17)	(0.88)	(1.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
30	Prospectus 2023

Variable Portfolio – Partners Small Cap Growth Fund
Financial Highlights (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$27.09	(28.97%)	0.88%	0.86%	(0.44%)	39%	$543,776
Year Ended 12/31/2021	$38.14	8.29%	0.87% (c)	0.87% (c)	(0.61%)	48%	$712,475
Year Ended 12/31/2020	$35.22	38.77%	0.88%	0.87%	(0.52%)	63%	$807,783
Year Ended 12/31/2019	$25.38	21.26%	0.88%	0.87%	(0.38%)	90%	$574,507
Year Ended 12/31/2018	$20.93	(4.65%)	0.87%	0.86%	(0.46%)	113%	$579,389
Class 2
Year Ended 12/31/2022	$26.25	(29.13%)	1.13%	1.11%	(0.68%)	39%	$16,433
Year Ended 12/31/2021	$37.04	8.02%	1.12% (c)	1.12% (c)	(0.85%)	48%	$19,267
Year Ended 12/31/2020	$34.29	38.43%	1.13%	1.12%	(0.77%)	63%	$15,870
Year Ended 12/31/2019	$24.77	20.95%	1.13%	1.12%	(0.62%)	90%	$11,277
Year Ended 12/31/2018	$20.48	(4.88%)	1.12%	1.11%	(0.70%)	113%	$8,375

Prospectus 2023	31

Variable Portfolio – Partners Small Cap Growth Fund
For More Information
The Fund is generally available only to owners of Contracts issued by participating insurance companies and participants in Qualified Plans. Please refer to your Contract prospectus or Qualified Plan disclosure documents for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7057_12_B01_(05/23)

Prospectus
May 1, 2023

Variable Portfolio-Conservative Portfolio
Variable Portfolio-Moderately Conservative Portfolio
Variable Portfolio-Moderate Portfolio
Variable Portfolio-Moderately Aggressive Portfolio
Variable Portfolio-Aggressive Portfolio

Each above named Fund offers Class 1, Class 2 and Class 4 shares to separate accounts consisting of subaccounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated life insurance companies authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Funds.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable Portfolio Fund of Funds
2	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio
Investment Objective
Variable Portfolio-Conservative Portfolio (Conservative Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 4
Management fees	0.07%	0.07%	0.07%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%
Other expenses	0.07%	0.07%	0.07%
Acquired fund fees and expenses	0.49%	0.49%	0.49%
Total annual Fund operating expenses(a)	0.63%	0.88%	0.88%
Less: Fee waivers and/or expense reimbursements(b)	(0.01%)	(0.01%)	(0.01%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.62%	0.87%	0.87%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.13% for Class 1, 0.38% for Class 2 and 0.38% for Class 4.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$63	$201	$350	$785
Class 2 (whether or not shares are redeemed)	$89	$280	$487	$1,083
Class 4 (whether or not shares are redeemed)	$89	$280	$487	$1,083
Prospectus 2023	3

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund of funds” that, under normal circumstances, seeks to achieve its objective by investing primarily in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies) that seek investment returns uncorrelated to the broad equity and fixed income markets, or other strategies. The Fund may invest significantly in any individual underlying fund(s). The Fund may also seek to achieve its desired asset class and investment strategy exposures by investing in additional underlying funds such as exchange-traded funds (ETFs), as well as other securities, instruments and assets, including derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity and debt futures, index futures and interest rate futures), and swaps (including credit default swaps, interest rate swaps and total return swaps). The Fund may invest in companies of any market capitalization. The Fund may invest in companies deemed to be “growth” companies and “value” companies. The Fund may invest in debt instruments of any credit quality, those instruments rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk bonds”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. Under normal circumstances, the Fund intends to have investment exposure to equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class exposure category) within the following target asset allocation ranges (includes investments in underlying funds, ETFs, and other securities, instruments and assets, including derivatives):

Asset Class Exposures
(Target Allocation Range – Under Normal Circumstances)*
	Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
Conservative Portfolio	10–25%*	60-80%*	0-10%*	0–10%*

*	As a percent of Fund net assets. Ranges include the net notional amounts of a Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause a Fund to be temporarily outside the ranges identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only with the approval of a Fund’s Board of Trustees (the Board).
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
4	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes and/or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Prospectus 2023	5

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
6	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager typically selects Underlying Funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated Underlying Fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or
Prospectus 2023	7

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may
8	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Prospectus 2023	9

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund’s performance given its investment strategy, as well as three additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

10	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	6.92%
	Worst	2nd Quarter 2022	-7.87%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	02/20/2019	-15.26%	0.61%	2.09%
Class 2	05/07/2010	-15.55%	0.40%	1.98%
Class 4	05/07/2010	-15.49%	0.41%	1.98%
Blended Benchmark (consisting of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-13.78%	1.55%	2.94%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)		-19.21%	8.79%	12.13%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-14.45%	1.54%	4.67%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.
Please refer to your Contract prospectus, as applicable, for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Prospectus 2023	11

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Conservative Portfolio (continued)
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
12	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio
Investment Objective
Variable Portfolio-Moderately Conservative Portfolio (Moderately Conservative Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 4
Management fees	0.05%	0.05%	0.05%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%
Other expenses	0.07%	0.07%	0.07%
Acquired fund fees and expenses	0.55%	0.55%	0.55%
Total annual Fund operating expenses(a)	0.67%	0.92%	0.92%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$68	$214	$373	$835
Class 2 (whether or not shares are redeemed)	$94	$293	$509	$1,131
Class 4 (whether or not shares are redeemed)	$94	$293	$509	$1,131
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Prospectus 2023	13

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
Principal Investment Strategies
The Fund is a “fund of funds” that, under normal circumstances, seeks to achieve its objective by investing primarily in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies) that seek investment returns uncorrelated to the broad equity and fixed income markets, or other strategies. The Fund may invest significantly in any individual underlying fund(s). The Fund may also seek to achieve its desired asset class and investment strategy exposures by investing in additional underlying funds such as exchange-traded funds (ETFs), as well as other securities, instruments and assets, including derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity and debt futures, index futures and interest rate futures), and swaps (including credit default swaps, interest rate swaps and total return swaps). The Fund may invest in companies of any market capitalization. The Fund may invest in companies deemed to be “growth” companies and “value” companies. The Fund may invest in debt instruments of any credit quality, those instruments rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk bonds”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. Under normal circumstances, the Fund intends to have investment exposure to equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class exposure category) within the following target asset allocation ranges (includes investments in underlying funds, ETFs, and other securities, instruments and assets, including derivatives):

Asset Class Exposures
(Target Allocation Range – Under Normal Circumstances)*
	Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
Moderately Conservative Portfolio	25-40%*	50-65%*	0-10%*	0–10%*

*	As a percent of Fund net assets. Ranges include the net notional amounts of a Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause a Fund to be temporarily outside the ranges identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only with the approval of a Fund’s Board of Trustees (the Board).
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes and/or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
14	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s
Prospectus 2023	15

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign
16	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager typically selects Underlying Funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated Underlying Fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Prospectus 2023	17

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may
18	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
Prospectus 2023	19

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund’s performance given its investment strategy, as well as three additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

20	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	9.86%
	Worst	2nd Quarter 2022	-9.45%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	02/20/2019	-15.93%	1.59%	3.32%
Class 2	05/07/2010	-16.09%	1.40%	3.22%
Class 4	05/07/2010	-16.10%	1.41%	3.21%
Blended Benchmark (consisting of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-14.40%	2.60%	4.28%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)		-19.21%	8.79%	12.13%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-14.45%	1.54%	4.67%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.
Please refer to your Contract prospectus, as applicable, for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Prospectus 2023	21

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Conservative Portfolio (continued)
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
22	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio
Investment Objective
Variable Portfolio-Moderate Portfolio (Moderate Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 4
Management fees	0.07%	0.07%	0.07%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%
Other expenses	0.07%	0.07%	0.07%
Acquired fund fees and expenses	0.57%	0.57%	0.57%
Total annual Fund operating expenses(a)	0.71%	0.96%	0.96%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$73	$227	$395	$883
Class 2 (whether or not shares are redeemed)	$98	$306	$531	$1,178
Class 4 (whether or not shares are redeemed)	$98	$306	$531	$1,178
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Prospectus 2023	23

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
Principal Investment Strategies
The Fund is a “fund of funds” that, under normal circumstances, seeks to achieve its objective by investing primarily in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies) that seek investment returns uncorrelated to the broad equity and fixed income markets, or other strategies. The Fund may invest significantly in any individual underlying fund(s). The Fund may also seek to achieve its desired asset class and investment strategy exposures by investing in additional underlying funds such as exchange-traded funds (ETFs), as well as other securities, instruments and assets, including derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity and debt futures, index futures and interest rate futures), and swaps (including credit default swaps, interest rate swaps and total return swaps). The Fund may invest in companies of any market capitalization. The Fund may invest in companies deemed to be “growth” companies and “value” companies. The Fund may invest in debt instruments of any credit quality, those instruments rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk bonds”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. Under normal circumstances, the Fund intends to have investment exposure to equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class exposure category) within the following target asset allocation ranges (includes investments in underlying funds, ETFs, and other securities, instruments and assets, including derivatives):

Asset Class Exposures
(Target Allocation Range – Under Normal Circumstances)*
	Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
Moderate Portfolio	40-55%*	40-55%*	0-5%*	0–10%*

*	As a percent of Fund net assets. Ranges include the net notional amounts of a Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause a Fund to be temporarily outside the ranges identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only with the approval of a Fund’s Board of Trustees (the Board).
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes and/or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
24	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s
Prospectus 2023	25

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign
26	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager typically selects Underlying Funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated Underlying Fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Prospectus 2023	27

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may
28	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
Prospectus 2023	29

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund’s performance given its investment strategy, as well as three additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

30	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	12.74%
	Worst	1st Quarter 2020	-11.30%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	02/20/2019	-16.42%	2.58%	4.58%
Class 2	05/07/2010	-16.61%	2.39%	4.48%
Class 4	05/07/2010	-16.59%	2.39%	4.49%
Blended Benchmark (consisting of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-15.11%	3.66%	5.66%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)		-19.21%	8.79%	12.13%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-14.45%	1.54%	4.67%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.
Please refer to your Contract prospectus, as applicable, for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Prospectus 2023	31

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderate Portfolio (continued)
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
32	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio
Investment Objective
Variable Portfolio-Moderately Aggressive Portfolio (Moderately Aggressive Portfolio or the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 4
Management fees	0.06%	0.06%	0.06%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%
Other expenses	0.07%	0.07%	0.07%
Acquired fund fees and expenses	0.61%	0.61%	0.61%
Total annual Fund operating expenses(a)	0.74%	0.99%	0.99%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$76	$237	$411	$918
Class 2 (whether or not shares are redeemed)	$101	$315	$547	$1,213
Class 4 (whether or not shares are redeemed)	$101	$315	$547	$1,213
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Prospectus 2023	33

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
Principal Investment Strategies
The Fund is a “fund of funds” that, under normal circumstances, seeks to achieve its objective by investing primarily in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies) that seek investment returns uncorrelated to the broad equity and fixed income markets, or other strategies. The Fund may invest significantly in any individual underlying fund(s). The Fund may also seek to achieve its desired asset class and investment strategy exposures by investing in additional underlying funds such as exchange-traded funds (ETFs), as well as other securities, instruments and assets, including derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity and debt futures, index futures and interest rate futures), and swaps (including credit default swaps, interest rate swaps and total return swaps). The Fund may invest in companies of any market capitalization. The Fund may invest in companies deemed to be “growth” companies and “value” companies. The Fund may invest in debt instruments of any credit quality, those instruments rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk bonds”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. Under normal circumstances, the Fund intends to have investment exposure to equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class exposure category) within the following target asset allocation ranges (includes investments in underlying funds, ETFs, and other securities, instruments and assets, including derivatives):

Asset Class Exposures
(Target Allocation Range – Under Normal Circumstances)*
	Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
Moderately Aggressive Portfolio	55-70%*	25-40%*	0-5%*	0–10%*

*	As a percent of Fund net assets. Ranges include the net notional amounts of a Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause a Fund to be temporarily outside the ranges identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only with the approval of a Fund’s Board of Trustees (the Board).
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes and/or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
34	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s
Prospectus 2023	35

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign
36	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager typically selects Underlying Funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated Underlying Fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Prospectus 2023	37

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may
38	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
Prospectus 2023	39

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund’s performance given its investment strategy, as well as three additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

40	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	15.28%
	Worst	1st Quarter 2020	-14.62%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	02/20/2019	-17.38%	3.29%	5.71%
Class 2	05/07/2010	-17.59%	3.10%	5.61%
Class 4	05/07/2010	-17.57%	3.10%	5.61%
Blended Benchmark (consisting of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-15.86%	4.67%	7.01%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)		-19.21%	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-14.45%	1.54%	4.67%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.
Please refer to your Contract prospectus, as applicable, for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Prospectus 2023	41

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Moderately Aggressive Portfolio (continued)
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
42	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio
Investment Objective
Variable Portfolio-Aggressive Portfolio (Aggressive Portfolio or the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 4
Management fees	0.05%	0.05%	0.05%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%
Other expenses	0.07%	0.07%	0.07%
Acquired fund fees and expenses	0.67%	0.67%	0.67%
Total annual Fund operating expenses(a)	0.79%	1.04%	1.04%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$81	$252	$439	$978
Class 2 (whether or not shares are redeemed)	$106	$331	$574	$1,271
Class 4 (whether or not shares are redeemed)	$106	$331	$574	$1,271
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Prospectus 2023	43

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
Principal Investment Strategies
The Fund is a “fund of funds” that, under normal circumstances, seeks to achieve its objective by investing primarily in a combination of underlying funds representing three primary asset classes: equity, fixed income and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies) that seek investment returns uncorrelated to the broad equity and fixed income markets, or other strategies. The Fund may invest significantly in any individual underlying fund(s). The Fund may also seek to achieve its desired asset class and investment strategy exposures by investing in additional underlying funds such as exchange-traded funds (ETFs), as well as other securities, instruments and assets, including derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity and debt futures, index futures and interest rate futures), and swaps (including credit default swaps, interest rate swaps and total return swaps). The Fund may invest in companies of any market capitalization. The Fund may invest in companies deemed to be “growth” companies and “value” companies. The Fund may invest in debt instruments of any credit quality, those instruments rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk bonds”). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. Under normal circumstances, the Fund intends to have investment exposure to equity, fixed income and cash/cash equivalent asset classes and alternative strategies (each an asset class exposure category) within the following target asset allocation ranges (includes investments in underlying funds, ETFs, and other securities, instruments and assets, including derivatives):

Asset Class Exposures
(Target Allocation Range – Under Normal Circumstances)*
	Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
Aggressive Portfolio	70-85%*	10-25%*	0-5%*	0–10%*

*	As a percent of Fund net assets. Ranges include the net notional amounts of a Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause a Fund to be temporarily outside the ranges identified in the table. Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may modify the target allocation ranges only with the approval of a Fund’s Board of Trustees (the Board).
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes and/or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
44	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s
Prospectus 2023	45

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign
46	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager typically selects Underlying Funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated Underlying Fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Prospectus 2023	47

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may
48	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
Prospectus 2023	49

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund’s performance given its investment strategy, as well as three additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

50	Prospectus 2023

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	17.77%
	Worst	1st Quarter 2020	-17.98%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	02/20/2019	-17.99%	4.09%	6.88%
Class 2	05/07/2010	-18.19%	3.89%	6.78%
Class 4	05/07/2010	-18.19%	3.90%	6.78%
Blended Benchmark (consisting of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg U.S. Aggregate Bond Index) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-16.61%	5.53%	8.26%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)		-19.21%	8.79%	12.13%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-14.45%	1.54%	4.67%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy with RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies) and allocating your purchase payments to the Account that invests in the Fund.
Please refer to your Contract prospectus, as applicable, for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Prospectus 2023	51

Variable Portfolio Fund of Funds
Summary of Variable Portfolio-Aggressive Portfolio (continued)
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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Variable Portfolio Fund of Funds
More Information About the Funds
Investment Objectives
The objective of each Fund is to provide a high level of total return that is consistent with an acceptable level of risk. The following paragraphs highlight the objectives and compare each Fund’s levels of risk and potential for return relative to one another.
Variable Portfolio – Conservative Portfolio (Conservative Portfolio) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter-term investment horizon. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Variable Portfolio – Moderately Conservative Portfolio (Moderately Conservative Portfolio) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Variable Portfolio – Moderate Portfolio (Moderate Portfolio) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Variable Portfolio – Moderately Aggressive Portfolio (Moderately Aggressive Portfolio) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Variable Portfolio – Aggressive Portfolio (Aggressive Portfolio) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer-term investment horizon. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Conservative Portfolio, Moderately Conservative Portfolio, Moderate Portfolio, Moderately Aggressive Portfolio and Aggressive Portfolio are singularly and collectively, where the context requires, referred to as either “the Fund,” “each Fund” or “the Funds.”
The funds in which the Funds invest are referred to as the “underlying funds” or “acquired funds.” Investments by the Funds referred to above are made through investments in underlying funds or derivative instruments.
Please remember that you may not buy (nor will you own) shares of a Fund directly. You invest by buying a variable annuity contract or life insurance policy (Contracts) and allocating your purchase payments or premiums to the variable subaccount or variable account that invests in the Fund.
Principal Investment Strategies
The Funds are intended for investors who have an objective of achieving a high level of total return consistent with a certain level of risk, but prefer to have investment decisions managed by professional money managers. Each Fund is a “fund of funds” that, under normal circumstances, seeks to achieve its objective by investing primarily in a combination of underlying funds for which Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) or an affiliate acts as investment manager or principal underwriter. Columbia Management is the investment manager for each of the Funds. By investing in a combination of underlying funds, the Funds seek to minimize the risks associated with investing in a single fund. However, each Fund may invest significantly in any individual underlying fund(s).
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The Funds seek, under normal circumstances, to achieve their objectives by investing primarily in a combination of underlying funds representing three primary asset classes: equity, fixed income, and cash/cash equivalents, as well as underlying funds that pursue alternative investment strategies (alternative strategies) that seek investment returns uncorrelated to the broad equity and fixed income markets, or other strategies. The Funds may also seek to achieve their desired asset class and investment strategy exposures by investing in additional underlying funds such as exchange-traded funds (ETFs), as well as other securities, instruments and assets, including derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity and debt futures, index futures and interest rate futures), and swaps (including credit default swaps, interest rate swaps and total return swaps). The Funds may invest in companies of any market capitalization. The Funds may invest in companies deemed to be “growth” companies and “value” companies. The Funds may invest in debt instruments of any credit quality, those instruments rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk bonds”). The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. Under normal circumstances, the Funds intend to have investment exposure to equity, fixed income, and cash/cash equivalent asset classes and alternative strategies (each an asset class exposure category) within the following target asset allocation ranges (includes investments in underlying funds, ETFs, and other securities, instruments and assets, including derivatives):

Asset Class Exposures
(Target Allocation Range – Under Normal Circumstances)*
	Equity	Fixed Income	Cash/Cash Equivalents	Alternative Strategies
Conservative Portfolio	10-25%*	60-80%*	0-10%*	0-10%*
Moderately Conservative Portfolio	25-40%*	50-65%*	0-10%*	0-10%*
Moderate Portfolio	40-55%*	40-55%*	0-5%*	0-10%*
Moderately Aggressive Portfolio	55-70%*	25-40%*	0-5%*	0-10%*
Aggressive Portfolio	70-85%*	10-25%*	0-5%*	0-10%*

*	As a percentage of Fund net assets. Ranges include the net notional amounts of a Fund’s direct investments in derivative instruments. Market appreciation or depreciation may cause the Fund to be temporarily outside the range identified in the table. The Investment Manager may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees (the Board).
The Investment Manager monitors underlying fund selections, allocations and investment performance, and will take actions it deems appropriate to position the Funds to achieve their investment objectives, including investing in any underlying fund and ETFs, adding new underlying funds, altering target allocations as necessary, and investing in other securities, instruments and assets, including derivatives. The Investment Manager implements the Funds’ asset allocation process by directing net cash inflows (outflows) to purchase (redeem) shares of the underlying funds and ETFs, which are underweight (overweight) the then-current target allocation, purchasing or redeeming shares of the underlying funds and ETFs, to maintain or change the percentage of a Fund’s assets invested in the underlying funds, or by purchasing or selling other securities, instruments and assets, including derivatives, to seek targeted asset class exposures.
The Funds may invest in derivatives to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.
Underlying Funds
Each Fund has exposure to risks of many areas of the market through its investments in the underlying funds and derivatives. Below are the underlying funds available to the Funds for investment within each asset class category. Certain underlying funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager for those purposes. A description of the underlying funds’ investment objectives and strategies
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is included in Appendix A. A description of the principal risks associated with these underlying funds is included in Appendix B. The prospectuses and statements of additional information for the underlying funds include more detailed information about these underlying funds and are available free of charge by calling 800.345.6611.

Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio-Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Overseas Core Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio - Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
Fixed Income Underlying Funds	Columbia Variable Portfolio – Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio-Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio-Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds	Columbia Variable Portfolio-Government Money Market Fund and Columbia Short Term Cash Fund.
Alternative Strategy Underlying Funds	Columbia Variable Portfolio – Commodity Strategy Fund.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes and/or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute
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(positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
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Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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■	A bond (or debt instrument) future is a derivative that is an agreement for the contract holder to buy or sell a bond or other debt instrument, a basket of bonds or other debt instrument, or the bonds or other debt instruments in an index on a specified date at a predetermined price. The buyer (long position) of a bond future is obliged to buy the underlying reference at the agreed price on expiry of the future.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
■	An interest rate swap is a derivative in which two parties agree to exchange interest rate cash flows, based on a specified notional amount from a fixed rate to a floating rate (or vice versa) or from one floating rate to another. Interest rate swaps can be based on various measures of interest rates, including swap rates, treasury rates, foreign interest rates and other reference rates.
■	Total return swaps are derivative swap transactions in which one party agrees to pay the other party an amount equal to the total return of a defined underlying reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return of a different underlying reference.
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Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a
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country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment Manager typically selects Underlying Funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated Underlying Fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or
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investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions,
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including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
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Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal
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Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
References to “the Fund” throughout the remainder of the prospectus refer to each Fund singularly or collectively as the context requires.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the
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derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program under Rule 18f-4 which could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” (such as the Fund(s) offered in this prospectus), and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy
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and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Affiliated Products
Shares of the Fund are currently available solely to holders of variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (collectively, RiverSource Life), including where the Contract holder has elected certain optional benefit riders that require investment in approved investment options, including the Fund (the Rider). RiverSource Life is an affiliate of Ameriprise Financial, which is the parent company of Columbia Management, the Fund’s investment manager. RiverSource Life has financial obligations to holders of the Riders arising from guarantee obligations under such Riders, which vary based upon the investment performance of the Fund. RiverSource Life expects to benefit financially by offering this Fund, compared to offering other types of funds, in Contracts with Riders. For example, RiverSource Life expects to reduce its costs to purchase hedge investments associated with Contract liabilities tied to this Fund. It also expects to benefit from the greater liquidity of hedge investments used to meet its obligations under the Riders. In addition, it expects to reduce its capital requirements, which represent assets RiverSource Life sets aside to back the guarantees offered in its Contracts. As described above, RiverSource Life has a financial interest in reducing its potential exposure with respect to Contract values invested under the Riders. This may present a potential conflict of interest with respect to the interests of the holders of the Riders (who are required to allocate their Contract value to approved investment options, including the Fund). In particular, RiverSource Life’s interest in reducing volatility within the Fund’s portfolio may present a potential conflict between it and Columbia Management as the latter seeks to achieve the Fund’s investment objective of “total return while seeking to manage the Fund’s exposure to equity market volatility.” The Fund may also be owned by Contract holders who have not elected the Rider.
Columbia Management has a framework in place to ensure its management of the Fund is effected in the best interests of the Fund, without undue influence from RiverSource Life. Investing in the Fund does not guarantee that your Contract will increase in value nor will it protect in a decline in value if market prices fall. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, or that it will work as effectively as is intended.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
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Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
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Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds (or acquired funds) in which the Fund invests. The Fund’s “Acquired Fund Fees and Expenses” shown are based on its allocations to the underlying funds as of the Fund’s fiscal year end. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Variable Portfolio – Conservative Portfolio
Class 1	0.13%
Class 2	0.38%
Class 4	0.38%

Variable Portfolio – Moderately Conservative Portfolio
Class 1	0.13%
Class 2	0.38%
Class 4	0.38%

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Variable Portfolio – Moderately Aggressive Portfolio
Class 1	0.14%
Class 2	0.39%
Class 4	0.39%

Variable Portfolio – Aggressive Portfolio
Class 1	0.14%
Class 2	0.39%
Class 4	0.39%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Also, for Variable Portfolio - Moderate Portfolio, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Variable Portfolio – Moderate Portfolio
Class 1	0.19%
Class 2	0.44%
Class 4	0.44%
Under the arrangement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings and infrequent and/or unusual expenses. This arrangement may be revised or discontinued at any time.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any
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right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.05% for Variable Portfolio - Moderately Conservative Portfolio and Variable Portfolio - Aggressive Portfolio, 0.06% for Variable Portfolio - Moderately Aggressive Portfolio, and 0.07% for Variable Portfolio - Conservative Portfolio and Variable Portfolio - Moderate Portfolio, respectively, of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
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Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Mr. Virginia joined the Investment Manager in 2010. Mr. Virginia began his investment career in 1996 and earned a B.S. from Kansas State University.
Mr. Weiss joined the Investment Manager in August 2015 as Vice President, Head of Sub-Advisory Management. Prior to joining the Investment Manager, Mr. Weiss was at Lincoln Financial Group where he was a Portfolio Manager and CIO of Lincoln Investment Advisors Corp. Mr. Weiss began his investment career in 1999 and earned a B.S. in management from Plymouth State College and an M.B.A. from Boston University Graduate School of Management.
Mr. Kutin joined the Investment Manager in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Mr. Kutin began his investment career in 1998 and earned a B.S. in economics and a B.S. in mathematics with computer science from Massachusetts Institute of Technology and an M.S. in finance from Princeton University.
Mr. Boncarosky joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Boncarosky began his investment career in 2008 and earned a B.S. from Leonard N. Stern School of Business at New York University.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
Under the Distribution Agreement and related distribution and shareholder servicing plans, the Distributor receives distribution and shareholder servicing fees on Class 2 and Class 4 shares. The Distributor uses these fees to support its distribution and servicing activity for Class 2 and Class 4 shares. Fees paid by the Fund for these services are set forth under Distribution and/or Service (12b-1) Fees in the expense table under Fees and Expenses of the Fund for each Fund in the Summary of the Fund section of this prospectus. More information on how these fees are used is set forth under “Buying, Selling and Transferring Shares – Description of Share Classes” and in the SAI.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its
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services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
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Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
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Variable Portfolio Fund of Funds
About Fund Shares and Transactions
References to the “Fund” throughout this section refer to each Fund, singularly or collectively, and Underlying Funds, as the context requires.
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1, Class 2 and Class 4 shares.

	Class 1 Shares	Class 2 Shares	Class 4 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and in variable life insurance policies (collectively, Contracts) or other eligible investors authorized by the Distributor.	Class 2 shares are offered to Accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies.	Class 4 shares are offered to participants in the Portfolio Navigator Program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York, as described in the prospectus for that annuity contract or life insurance policy.
Investment Limits	none	none	none
Conversion Features	none	none	none
Front-End Sales Charges	none	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none	none
Maximum Distribution and/or Service Fees	none	0.25%	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 and Class 4 shares. The distribution fee for Class 2 shares is 0.25% and the distribution fee for Class 4 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
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Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
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About Fund Shares and Transactions (continued)
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time. Any affiliated underlying funds calculate their NAV in the same manner as the Fund calculates its NAV.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting
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a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners. When you sell your shares through your Contract, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract who may select Fund shares to fund his or her investment in the Contract or to the participating insurance company as the holder of Fund shares through one or more separate accounts.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described
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Variable Portfolio Fund of Funds
About Fund Shares and Transactions (continued)
herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies and may also be available to other eligible investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Additional Discussion of Potential Conflicts of Interest Relating to Funds Used Exclusively by Affiliated Insurance Companies
The Fund is sold exclusively as underlying investment options of the Contracts offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). The Investment Manager and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Fund as an investment option in the Contracts. These allocations may be significant. In addition, employees of Ameriprise Financial and its affiliates, including employees of the Companies, may be separately incented to include the Fund in the Contracts, as employee compensation and business unit operating goals at all levels are tied to the company’s success. These Contracts may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from sponsors of unaffiliated funds or allocation from the Investment Manager and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a Fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a Contract. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investments in the Fund increase. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including Columbia Management, and the Distributor, and the products they offer, including the Fund. These arrangements are
78	Prospectus 2023

Variable Portfolio Fund of Funds
About Fund Shares and Transactions (continued)
sometimes referred to as “revenue sharing payments,” and are in addition to any Rule 12b-1 distribution and/or service fees or other amounts paid by the Fund for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See About Fund Shares and Transactions – Financial Intermediary Compensation for more information generally about financial intermediary compensation and the Contract prospectus for more information regarding these payments and allocations relating to your Contract.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract. Any charges that apply to your Contract, and any charges that apply to separate accounts of participating insurance companies that may own shares directly, are described in your Contract prospectus.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
Prospectus 2023	79

Variable Portfolio Fund of Funds
About Fund Shares and Transactions (continued)
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted
80	Prospectus 2023

Variable Portfolio Fund of Funds
About Fund Shares and Transactions (continued)
procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders. The risks of excessive trading described above also apply to any Underlying Funds in which the Fund invests.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
Prospectus 2023	81

Variable Portfolio Fund of Funds
Distributions and Taxes
References to the “Fund” throughout this section refer to each Fund, singularly or collectively, and Underlying Funds, as the context requires.
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in
82	Prospectus 2023

Variable Portfolio Fund of Funds
Distributions and Taxes (continued)
such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2023	83

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Variable Portfolio Fund of Funds
Financial Highlights
Variable Portfolio-Conservative Portfolio
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	85

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Conservative Portfolio, continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$16.91	0.23	(2.81)	(2.58)
Year Ended 12/31/2021	$16.41	0.28	0.22	0.50
Year Ended 12/31/2020	$14.98	0.15	1.28	1.43
Year Ended 12/31/2019(d)	$13.95	0.13	0.90	1.03
Class 2
Year Ended 12/31/2022	$16.79	0.20	(2.81)	(2.61)
Year Ended 12/31/2021	$16.33	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.16	1.39
Year Ended 12/31/2019	$13.49	0.27	1.18	1.45
Year Ended 12/31/2018	$13.90	0.22	(0.63)	(0.41)
Class 4
Year Ended 12/31/2022	$16.78	0.20	(2.80)	(2.60)
Year Ended 12/31/2021	$16.32	0.20	0.26	0.46
Year Ended 12/31/2020	$14.94	0.23	1.15	1.38
Year Ended 12/31/2019	$13.49	0.28	1.17	1.45
Year Ended 12/31/2018	$13.89	0.22	(0.62)	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
86	Prospectus 2023

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Conservative Portfolio, continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$14.33	(15.26%)	0.14% (c)	0.14% (c)	1.51%	10%	$1,014
Year Ended 12/31/2021	$16.91	3.05%	0.12% (c)	0.12% (c)	1.70%	22%	$1,169
Year Ended 12/31/2020	$16.41	9.55%	0.12% (c)	0.12% (c)	1.00%	25%	$311
Year Ended 12/31/2019(d)	$14.98	7.38%	0.13% (e)	0.13% (e)	1.10% (e)	18%	$173
Class 2
Year Ended 12/31/2022	$14.18	(15.55%)	0.39% (c)	0.39% (c)	1.34%	10%	$515,883
Year Ended 12/31/2021	$16.79	2.82%	0.37% (c)	0.37% (c)	1.22%	22%	$654,063
Year Ended 12/31/2020	$16.33	9.30%	0.37% (c)	0.37% (c)	1.51%	25%	$746,628
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.90%	18%	$520,608
Year Ended 12/31/2018	$13.49	(2.95%)	0.37%	0.37%	1.61%	18%	$450,440
Class 4
Year Ended 12/31/2022	$14.18	(15.49%)	0.39% (c)	0.39% (c)	1.33%	10%	$395,289
Year Ended 12/31/2021	$16.78	2.82%	0.37% (c)	0.37% (c)	1.21%	22%	$534,518
Year Ended 12/31/2020	$16.32	9.24%	0.37% (c)	0.37% (c)	1.48%	25%	$640,874
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.94%	18%	$562,599
Year Ended 12/31/2018	$13.49	(2.88%)	0.37%	0.37%	1.60%	18%	$570,600

Prospectus 2023	87

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Variable Portfolio Fund of Funds
Financial Highlights (continued)
Variable Portfolio-Moderately Conservative Portfolio
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	89

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Moderately Conservative Portfolio, continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$19.65	0.23	(3.36)	(3.13)
Year Ended 12/31/2021	$18.54	0.26	0.85	1.11
Year Ended 12/31/2020	$16.66	0.29	1.59	1.88
Year Ended 12/31/2019(d)	$15.35	0.26	1.05	1.31
Class 2
Year Ended 12/31/2022	$19.52	0.19	(3.33)	(3.14)
Year Ended 12/31/2021	$18.46	0.19	0.87	1.06
Year Ended 12/31/2020	$16.63	0.21	1.62	1.83
Year Ended 12/31/2019	$14.65	0.24	1.74	1.98
Year Ended 12/31/2018	$15.28	0.20	(0.83)	(0.63)
Class 4
Year Ended 12/31/2022	$19.56	0.19	(3.34)	(3.15)
Year Ended 12/31/2021	$18.49	0.19	0.88	1.07
Year Ended 12/31/2020	$16.66	0.21	1.62	1.83
Year Ended 12/31/2019	$14.68	0.25	1.73	1.98
Year Ended 12/31/2018	$15.30	0.20	(0.82)	(0.62)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
90	Prospectus 2023

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Moderately Conservative Portfolio, continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$16.52	(15.93%)	0.12% (c)	0.12% (c)	1.36%	7%	$2,118
Year Ended 12/31/2021	$19.65	5.99%	0.12% (c)	0.12% (c)	1.33%	18%	$1,964
Year Ended 12/31/2020	$18.54	11.28%	0.13% (c)	0.12% (c)	1.70%	23%	$1,353
Year Ended 12/31/2019(d)	$16.66	8.53%	0.12% (e)	0.11% (e)	1.91% (e)	12%	$156
Class 2
Year Ended 12/31/2022	$16.38	(16.09%)	0.37% (c)	0.37% (c)	1.12%	7%	$1,163,336
Year Ended 12/31/2021	$19.52	5.74%	0.37% (c)	0.37% (c)	0.99%	18%	$1,550,825
Year Ended 12/31/2020	$18.46	11.00%	0.37% (c)	0.37% (c)	1.26%	23%	$1,605,788
Year Ended 12/31/2019	$16.63	13.51%	0.37%	0.36%	1.54%	12%	$1,463,901
Year Ended 12/31/2018	$14.65	(4.12%)	0.36%	0.36%	1.31%	10%	$1,311,637
Class 4
Year Ended 12/31/2022	$16.41	(16.10%)	0.37% (c)	0.37% (c)	1.11%	7%	$1,027,353
Year Ended 12/31/2021	$19.56	5.79%	0.37% (c)	0.37% (c)	0.99%	18%	$1,411,835
Year Ended 12/31/2020	$18.49	10.98%	0.37% (c)	0.37% (c)	1.25%	23%	$1,537,438
Year Ended 12/31/2019	$16.66	13.49%	0.37%	0.36%	1.55%	12%	$1,562,773
Year Ended 12/31/2018	$14.68	(4.05%)	0.36%	0.36%	1.31%	10%	$1,578,450

Prospectus 2023	91

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Variable Portfolio Fund of Funds
Financial Highlights (continued)
Variable Portfolio-Moderate Portfolio
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	93

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Moderate Portfolio, continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$22.90	0.24	(4.00)	(3.76)
Year Ended 12/31/2021	$20.95	0.25	1.70	1.95
Year Ended 12/31/2020	$18.52	0.25	2.18	2.43
Year Ended 12/31/2019(d)	$16.92	0.21	1.39	1.60
Class 2
Year Ended 12/31/2022	$22.76	0.18	(3.96)	(3.78)
Year Ended 12/31/2021	$20.88	0.19	1.69	1.88
Year Ended 12/31/2020	$18.50	0.19	2.19	2.38
Year Ended 12/31/2019	$15.93	0.22	2.35	2.57
Year Ended 12/31/2018	$16.87	0.18	(1.12)	(0.94)
Class 4
Year Ended 12/31/2022	$22.79	0.18	(3.96)	(3.78)
Year Ended 12/31/2021	$20.90	0.19	1.70	1.89
Year Ended 12/31/2020	$18.53	0.19	2.18	2.37
Year Ended 12/31/2019	$15.95	0.22	2.36	2.58
Year Ended 12/31/2018	$16.89	0.18	(1.12)	(0.94)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
94	Prospectus 2023

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Moderate Portfolio, continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$19.14	(16.42%)	0.14% (c)	0.14% (c)	1.20%	12%	$38,961
Year Ended 12/31/2021	$22.90	9.31%	0.12% (c)	0.12% (c)	1.10%	21%	$27,263
Year Ended 12/31/2020	$20.95	13.12%	0.12% (c)	0.12% (c)	1.34%	20%	$9,478
Year Ended 12/31/2019(d)	$18.52	9.46%	0.10% (e)	0.10% (e)	1.38% (e)	9%	$3,412
Class 2
Year Ended 12/31/2022	$18.98	(16.61%)	0.39% (c)	0.39% (c)	0.92%	12%	$7,213,761
Year Ended 12/31/2021	$22.76	9.00%	0.37% (c)	0.37% (c)	0.85%	21%	$9,154,944
Year Ended 12/31/2020	$20.88	12.86%	0.36% (c)	0.36% (c)	1.02%	20%	$8,700,781
Year Ended 12/31/2019	$18.50	16.13%	0.35%	0.35%	1.23%	9%	$8,144,403
Year Ended 12/31/2018	$15.93	(5.57%)	0.35%	0.35%	1.05%	10%	$7,293,208
Class 4
Year Ended 12/31/2022	$19.01	(16.59%)	0.39% (c)	0.39% (c)	0.91%	12%	$6,410,024
Year Ended 12/31/2021	$22.79	9.04%	0.37% (c)	0.37% (c)	0.85%	21%	$8,626,480
Year Ended 12/31/2020	$20.90	12.79%	0.36% (c)	0.36% (c)	1.01%	20%	$8,888,631
Year Ended 12/31/2019	$18.53	16.18%	0.35%	0.35%	1.23%	9%	$9,035,588
Year Ended 12/31/2018	$15.95	(5.56%)	0.35%	0.35%	1.05%	10%	$9,032,721

Prospectus 2023	95

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Variable Portfolio Fund of Funds
Financial Highlights (continued)
Variable Portfolio-Moderately Aggressive Portfolio
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	97

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Moderately Aggressive Portfolio, continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$26.07	0.22	(4.75)	(4.53)
Year Ended 12/31/2021	$23.15	0.20	2.72	2.92
Year Ended 12/31/2020	$20.26	0.18	2.71	2.89
Year Ended 12/31/2019(d)	$18.37	0.18	1.71	1.89
Class 2
Year Ended 12/31/2022	$25.92	0.16	(4.72)	(4.56)
Year Ended 12/31/2021	$23.08	0.15	2.69	2.84
Year Ended 12/31/2020	$20.24	0.12	2.72	2.84
Year Ended 12/31/2019	$17.05	0.18	3.01	3.19
Year Ended 12/31/2018	$18.34	0.15	(1.44)	(1.29)
Class 4
Year Ended 12/31/2022	$25.96	0.16	(4.72)	(4.56)
Year Ended 12/31/2021	$23.11	0.15	2.70	2.85
Year Ended 12/31/2020	$20.27	0.12	2.72	2.84
Year Ended 12/31/2019	$17.07	0.18	3.02	3.20
Year Ended 12/31/2018	$18.37	0.15	(1.45)	(1.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(e)	Annualized.
98	Prospectus 2023

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Moderately Aggressive Portfolio, continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$21.54	(17.38%)	0.13% (c)	0.13% (c)	0.98%	9%	$130,084
Year Ended 12/31/2021	$26.07	12.61%	0.13% (c)	0.13% (c)	0.81%	20%	$95,758
Year Ended 12/31/2020	$23.15	14.26%	0.14% (c)	0.14% (c)	0.89%	21%	$37,600
Year Ended 12/31/2019(d)	$20.26	10.29%	0.12% (e)	0.12% (e)	1.11% (e)	10%	$9,932
Class 2
Year Ended 12/31/2022	$21.36	(17.59%)	0.38% (c)	0.38% (c)	0.71%	9%	$2,986,446
Year Ended 12/31/2021	$25.92	12.31%	0.38% (c)	0.38% (c)	0.59%	20%	$4,099,901
Year Ended 12/31/2020	$23.08	14.03%	0.39% (c)	0.39% (c)	0.61%	21%	$4,203,023
Year Ended 12/31/2019	$20.24	18.71%	0.37%	0.37%	0.97%	10%	$4,208,417
Year Ended 12/31/2018	$17.05	(7.03%)	0.36%	0.36%	0.80%	10%	$4,016,103
Class 4
Year Ended 12/31/2022	$21.40	(17.57%)	0.38% (c)	0.38% (c)	0.71%	9%	$2,535,765
Year Ended 12/31/2021	$25.96	12.33%	0.38% (c)	0.38% (c)	0.59%	20%	$3,412,547
Year Ended 12/31/2020	$23.11	14.01%	0.39% (c)	0.39% (c)	0.60%	21%	$3,420,498
Year Ended 12/31/2019	$20.27	18.75%	0.37%	0.37%	0.97%	10%	$3,546,614
Year Ended 12/31/2018	$17.07	(7.08%)	0.36%	0.36%	0.80%	10%	$3,625,919

Prospectus 2023	99

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Variable Portfolio Fund of Funds
Financial Highlights (continued)
Variable Portfolio-Aggressive Portfolio
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	101

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Aggressive Portfolio, continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$29.46	0.19	(5.49)	(5.30)
Year Ended 12/31/2021	$25.39	0.16	3.91	4.07
Year Ended 12/31/2020	$22.02	0.13	3.24	3.37
Year Ended 12/31/2019(d)	$19.79	0.14	2.09	2.23
Class 2
Year Ended 12/31/2022	$29.31	0.13	(5.46)	(5.33)
Year Ended 12/31/2021	$25.32	0.11	3.88	3.99
Year Ended 12/31/2020	$22.02	0.07	3.23	3.30
Year Ended 12/31/2019	$18.11	0.13	3.78	3.91
Year Ended 12/31/2018	$19.81	0.11	(1.81)	(1.70)
Class 4
Year Ended 12/31/2022	$29.36	0.13	(5.47)	(5.34)
Year Ended 12/31/2021	$25.36	0.11	3.89	4.00
Year Ended 12/31/2020	$22.06	0.07	3.23	3.30
Year Ended 12/31/2019	$18.13	0.13	3.80	3.93
Year Ended 12/31/2018	$19.84	0.11	(1.82)	(1.71)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
102	Prospectus 2023

Variable Portfolio Fund of Funds
Financial Highlights (Variable Portfolio-Aggressive Portfolio, continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$24.16	(17.99%)	0.12% (c)	0.12% (c)	0.76%	9%	$62,600
Year Ended 12/31/2021	$29.46	16.03%	0.13% (c)	0.13% (c)	0.58%	22%	$43,538
Year Ended 12/31/2020	$25.39	15.30%	0.13% (c)	0.13% (c)	0.58%	21%	$14,487
Year Ended 12/31/2019(d)	$22.02	11.27%	0.11% (e)	0.11% (e)	0.78% (e)	14%	$4,083
Class 2
Year Ended 12/31/2022	$23.98	(18.19%)	0.37% (c)	0.37% (c)	0.51%	9%	$1,135,243
Year Ended 12/31/2021	$29.31	15.76%	0.38% (c)	0.38% (c)	0.40%	22%	$1,459,446
Year Ended 12/31/2020	$25.32	14.99%	0.37% (c)	0.37% (c)	0.32%	21%	$1,429,508
Year Ended 12/31/2019	$22.02	21.59%	0.36%	0.36%	0.64%	14%	$1,403,662
Year Ended 12/31/2018	$18.11	(8.58%)	0.36%	0.36%	0.53%	10%	$1,301,923
Class 4
Year Ended 12/31/2022	$24.02	(18.19%)	0.37% (c)	0.37% (c)	0.51%	9%	$862,346
Year Ended 12/31/2021	$29.36	15.77%	0.38% (c)	0.38% (c)	0.40%	22%	$1,136,491
Year Ended 12/31/2020	$25.36	14.96%	0.37% (c)	0.37% (c)	0.31%	21%	$1,095,527
Year Ended 12/31/2019	$22.06	21.68%	0.36%	0.36%	0.64%	14%	$1,112,840
Year Ended 12/31/2018	$18.13	(8.62%)	0.36%	0.36%	0.53%	10%	$1,079,305

Prospectus 2023	103

Variable Portfolio Fund of Funds
Appendix A
Underlying Funds — Investment Objectives and Strategies
The following is a brief description of the investment objectives and principal investment strategies of certain of the Underlying Funds (which are referred to as Funds in the descriptions below) in which the Funds may invest as part of their principal investment strategies. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. The Investment Manager does not necessarily invest Fund assets in each of the Underlying Funds listed below. Additional information regarding the Underlying Funds is available in their prospectuses and SAIs. This prospectus is not an offer for any of the Underlying Funds. For copies of prospectuses of the Underlying Funds, which contains this and other information, call 800.345.6611. Read the prospectuses carefully before you invest.
Columbia Variable Portfolio – Commodity Strategy Fund
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Under normal circumstances, the Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality, which will consist primarily of: (i) U.S. Government securities (including U.S. Government agency securities), corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments.
The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager).
The Fund may invest in derivatives, including futures contracts (including commodity-linked futures and interest rate futures), options contracts (including options on futures contracts), structured investments (including commodity-linked structured notes) and swaps (including commodity-linked swaps) to increase, modify, or reduce commodity market exposures. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund's portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the "over-the-counter" (OTC) market. The Fund may at times emphasize one or more sectors in selecting its investments, including the energy and materials sectors.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
In constructing the Fund’s fixed-income portfolio, the Investment Manager seeks to identify a portfolio of investment-grade fixed income securities, generally with a dollar-weighted average portfolio duration of 1 year or less.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. Additionally, the Fund’s strategy of investing in derivative instruments and instruments with a maturity of one year or less at the time of acquisition, will also contribute to frequent portfolio trading and high portfolio turnover (typically greater than 300% per year).
A-1	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
Columbia Variable Portfolio – Contrarian Core Fund
Columbia Variable Portfolio – Contrarian Core Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the Fund’s investment manager believes are undervalued and have the potential for long-term growth and current income.
The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the information technology sector.
Columbia Variable Portfolio – Disciplined Core Fund
Columbia Variable Portfolio – Disciplined Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest in derivatives, such as futures (including equity futures and index futures) for cash equitization purposes.
In pursuit of the Fund’s objective, the portfolio managers employ a process that applies fundamental investment concepts in a systematic framework seeking to identify and exploit mispriced stocks. The Fund benefits from collaboration between quantitative and fundamental research to create sector and industry-specific multi-factor stock selection models, which are utilized by the portfolio managers when constructing a diversified portfolio.
Columbia Variable Portfolio – Dividend Opportunity Fund
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend-paying stocks is the primary decision in building the investment portfolio. The Fund invests principally in securities of companies believed to be attractively valued and to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
Columbia Variable Portfolio – Emerging Markets Bond Fund
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income
Prospectus 2023	A-2

Variable Portfolio Fund of Funds
Appendix A (continued)
securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Latin America region along with the Middle East and North Africa region. The Fund can invest in emerging market sovereign debt instruments of any credit quality, including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield” investments or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including interest rate futures), and swaps (including credit default swaps and credit default swap indexes) for hedging and investment purposes.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions. The Fund also invests in money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles).
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Variable Portfolio – Emerging Markets Fund
Columbia Variable Portfolio – Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. The Fund may also gain exposure to such companies through investment in depositary receipts. The Fund may seek investment exposure to Chinese companies operating in certain sectors using a structure known as a variable interest entity (a VIE), rather than an equity ownership in the Chinese company. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.
The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. However, the Fund has invested substantially in the consumer discretionary, financial services and information technology sectors and may continue to invest substantially in these or other sectors in the future. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.
Columbia Variable Portfolio – Global Strategic Income Fund
A-3	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in debt obligations of issuers located in at least three different countries (which may include the U.S.). Debt obligations include debt securities and instruments, including money market instruments, either issued or guaranteed as to principal and interest by (i) the U.S. Government, its agencies, authorities or instrumentalities, (ii) non-U.S. governments, their agencies, authorities or instrumentalities, or (iii) corporate or other non-governmental entities. The Fund may invest in debt securities and instruments across the credit quality spectrum and, at times, may invest significantly in below investment-grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”) in seeking to achieve higher dividends and/or capital appreciation.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Under normal circumstances, the Fund invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. From time to time, the Fund may focus its investments in certain countries or geographic areas and may invest in issuers in emerging markets. The Fund may at times emphasize one or more sectors in selecting its investments.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in mortgage- and other asset-backed securities.
The Fund may enter into various currency-, interest rate- and credit-related transactions involving derivative instruments. The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures contracts (including currency, index, interest rate, and other bond futures), and swap contracts (including credit default swaps, credit default swap indexes, inflation rate swaps, interest rate swaps, and total return swaps). The use of these derivative instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates, credit risks and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to leverage exposures and produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements, assessments of market conditions, macroeconomic analysis and qualitative valuation analysis.
Columbia Variable Portfolio – Government Money Market Fund
Columbia Variable Portfolio – Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
The Fund invests at least 99.5% of its total assets in government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. For purposes of this policy, “government securities” are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.
The Fund typically invests in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Fund may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed delivery or forward commitment basis (including U.S. Treasury floating rate notes). The Fund invests
Prospectus 2023	A-4

Variable Portfolio Fund of Funds
Appendix A (continued)
in a portfolio of securities maturing in 397 days or less (as maturity is calculated by U.S. Securities and Exchange Commission (SEC) rules governing the operation of money market funds) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act), and other rules of the SEC. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities. The Fund will only purchase government securities, cash, repurchase agreements collateralized solely by government securities or cash, and up to 0.5% of the Fund’s total assets may be invested in other securities that present minimal credit risk as determined by Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), pursuant to guidelines approved by the Fund’s Board of Trustees.
The Board of Trustees of the Fund has determined that the Fund will not be subject to liquidity fees and redemption gates at this time.
Columbia Variable Portfolio – High Yield Bond Fund
Columbia Variable Portfolio – High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as floating rate loans rated below investment grade by nationally recognized statistical rating organizations, or if unrated, determined to be of comparable quality.
The Fund may invest up to 25% of its net assets in debt instruments of foreign issuers.
Corporate debt instruments in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, more emphasis is put on credit risk by the portfolio managers in selecting investments than either maturity or duration.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity determinations and certain regulatory restrictions.
Columbia Variable Portfolio – Income Opportunities Fund
Columbia Variable Portfolio - Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.
Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt instruments include corporate debt securities as well as bank loans. The Fund will purchase only debt instruments rated B or above, or if unrated, determined to be of comparable quality. If a debt instrument falls below a B rating after investment by the Fund, the Fund may continue to hold the instrument.
The Fund may invest up to 25% of its net assets in foreign investments.
Corporate debt instruments in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, more emphasis is put on credit risk by the portfolio managers in selecting investments than either maturity or duration.
A-5	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Columbia Variable Portfolio – Intermediate Bond Fund
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Bloomberg U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.
The Fund may invest in derivatives, such as futures contracts (including interest rate futures) and swap contracts (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
While the Fund may invest in securities of any maturity, under normal circumstances, the Fund’s dollar-weighted average maturity will be between three and ten years.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Variable Portfolio – Large Cap Growth Fund
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Growth Index (the Index). These companies have market capitalizations in the range of companies in the Index at the time of purchase (between $457.1 million and $2.61 trillion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund invests primarily in common stocks of companies that the investment manager believes have long-term competitive advantages and have the potential for sustainable, above-average, revenue and earnings growth. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
Columbia Variable Portfolio – Limited Duration Credit Fund
Columbia Variable Portfolio - Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.
Prospectus 2023	A-6

Variable Portfolio Fund of Funds
Appendix A (continued)
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. The Fund primarily invests in debt securities with short- and intermediate-term maturities generally similar to those included in the Fund’s benchmark index, the Bloomberg U.S. 1-5 Year Corporate Index (the Index). The Fund may invest up to 15% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund’s duration is managed to help reduce volatility associated with changes in interest rates. Under normal conditions, the Fund will target duration to be similar to or lower than that of the Index, but will not exceed that of the Index by more than one year. As of March 31, 2023, the duration of the Index was 2.68 years.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest up to 25% of its net assets in foreign investments.
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund’s investments may include debt instruments of governments throughout the world (including the U.S., other developed markets, and emerging markets) as well as their agencies and instrumentalities, government-sponsored enterprises, states or other political subdivisions within the U.S. or its territories, sovereign and quasi-sovereign issuers, and non-governmental issuers (i.e., corporations or similar entities) throughout the world. The Fund may also invest in mortgage- and other asset backed securities. Although the Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds), the Fund will primarily invest in investment grade securities. Investment grade is defined as rated Baa3/BBB or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch. If only two of the three rating agencies rate the security, the lower rating is issued to determine its eligibility. If only one of the three rating agencies rates a security, the rating must be investment-grade.
The Fund may invest up to 25% of its net assets in U.S. dollar-denominated foreign debt securities and instruments, including those of foreign governments, non-governmental issuers or other entities, and up to 20% of its net assets in preferred stock.
Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be ten years or longer. The Fund may invest opportunistically in bonds with maturities lower than 10 years.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Columbia Variable Portfolio – Overseas Core Fund
Columbia Variable Portfolio – Overseas Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of foreign companies. The Fund may invest up to 20% of its net assets in emerging market countries. The Fund may invest directly in foreign equity securities, such as common and preferred stock, or indirectly through mutual funds and closed-end funds, as well as depositary receipts. The Fund may invest in securities of or relating to issuers believed to be undervalued (i.e., “value” stocks), represent growth opportunities (i.e., “growth” stocks), or both. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies.
A-7	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
The Fund may invest in companies involved in initial public offerings, tender offers, mergers, other corporate restructurings and other special situations. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Fund may also invest in equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows.
Columbia Variable Portfolio – Select Large Cap Equity Fund
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s (S&P) 500 Index (the Index). The market capitalization range of the companies included within the Index was $2.6 billion to $2.6 trillion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks, convertible securities and may invest in exchange-traded funds. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 45 and 65 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Variable Portfolio – Select Large Cap Value Fund
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $457.1 million and $620.7 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund’s Board of Trustees may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 40 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Variable Portfolio – Select Mid Cap Growth Fund
Columbia Variable Portfolio – Select Mid Cap Growth Fund (the Fund) seeks to provide shareholders with growth of capital.
Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. For these purposes, midcap companies are considered to be companies whose market capitalization falls within the market capitalization range of the companies that comprise the Russell Midcap® Index (the Index) at the time of
Prospectus 2023	A-8

Variable Portfolio Fund of Funds
Appendix A (continued)
purchase (between $457.1 million and $58.8 billion as of March 31, 2023). The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund invests primarily in common stocks of companies believed to have the potential for long-term, above-average earnings growth but may invest in companies for their short, medium or long-term prospects. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the health care and information technology sectors.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
Columbia Variable Portfolio – Select Mid Cap Value Fund
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index) (between $457.1 million and $52.5 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund normally invests in common stocks and also may invest in real estate investment trusts. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 50 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Variable Portfolio – Select Small Cap Value Fund
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of small capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $5.5 million and $6.8 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund’s Board of Trustees may change the parameters by which smaller market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund also may invest in real estate investment trusts. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 45 and 55 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
A-9	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
Columbia Variable Portfolio – Strategic Income Fund
Columbia Variable Portfolio – Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund has substantial exposure to fixed-income/debt markets. The Fund has the flexibility to invest in any sector of the fixed-income/debt market and across the credit quality spectrum. The Fund may invest in U.S. Government bonds and notes (including those of its agencies and instrumentalities, and of government-sponsored enterprises), U.S. and international (including developed, developing and emerging markets) bonds and notes, investment grade corporate (or similar) bonds and notes, mortgage- and other asset-backed securities, high yield (i.e., “junk”) instruments, floating rate loans and other floating rate debt securities, inflation-protected/linked securities, convertible securities, cash/cash equivalents, as well as foreign government, sovereign and quasi-sovereign debt investments. The Fund’s investments may include non-U.S. dollar denominated instruments. The Fund may also invest in preferred securities. The Fund does not seek to maintain a particular dollar-weighted average maturity or duration target.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts for investment and hedging purposes), futures (including bond futures for managing yield curve and duration risk, and index and interest rate futures for hedging and managing interest exposure), options (including options on listed futures for hedging purposes), options on swaps (commonly known as swaptions) for hedging purposes, and swaps (including credit default swaps, credit default swap indexes, inflation rate and interest rate swaps for hedging purposes, and total return swaps for managing market exposure). The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets to meet its segregation obligations as a result of its investments in derivatives. The Fund’s use of derivatives creates leverage (market exposure in excess of the Fund’s assets) in the Fund’s portfolio. The Fund may invest in interest-only (IO) and principal-only (PO) bonds (commonly known as stripped securities) for investment purposes.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
The Fund’s assets primarily are invested in mortgage-related securities. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. This includes, but is not limited to, Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Prospectus 2023	A-10

Variable Portfolio Fund of Funds
Appendix A (continued)
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures (including interest rate futures) to manage duration and yield curve exposure and to manage exposure to movements in interest rates. The Fund’s use of derivatives creates leverage (market exposure in excess of the Fund’s assets) in the Fund’s portfolio.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Short-Term Cash Fund
Columbia Short-Term Cash Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government, its agencies or instrumentalities, bank certificates of deposit, bankers’ acceptances, letters of credit, commercial paper, including asset-backed commercial paper, and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities in the event that such investments would be appropriate for the Fund in seeking to achieve its objective, including, for example, if the interest rate environment is such that these investments are expected to provide higher rates of return than other money market instruments. The Fund may invest less than 25% in such investments if the interest rate environment is such that other money market instruments are expected to provide a higher rate of return. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis (including U.S. Treasury floating rate notes). The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Although the Fund’s shares are priced with a floating NAV, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield generally will vary from day to day.
The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:
■	Buys securities determined to present minimal credit risk by Columbia Management Investment Advisers, LLC (the Investment Manager).
■	Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and its U.S. dollar-weighted average life to 120 days or less.
■	Buys obligations with remaining maturities of 397 days or less (as maturity is calculated by SEC rules governing the operation of money market funds).
■	Buys only obligations that are denominated in U.S. dollars.
The Fund is offered only to other Columbia Funds.
CTIVP® – American Century Diversified Bond Fund
CTIVP® - American Century Diversified Bond Fund (the Fund) seeks to provide shareholders with a high level of current income.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Bloomberg U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government,
A-11	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk by investing in below investment-grade fixed-income securities (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. Government. Securities issued or guaranteed by other U.S. Government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.
The Fund may invest up to 25% of its net assets in debt instruments of foreign issuers, including issuers in emerging markets.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to
Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including interest rate futures) and swaps (including credit default swaps and credit default swap indexes) in an effort to manage interest rate exposure, to produce incremental earnings, to hedge existing positions, and to increase market exposure and investment flexibility.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the management team to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Bloomberg World Government Inflation-Linked Bond Index USD Hedged (the Index). The Fund seeks to maintain an average duration that is within a range of plus or minus 20% of the duration of the Index.
Under normal circumstances, the Fund invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Prospectus 2023	A-12

Variable Portfolio Fund of Funds
Appendix A (continued)
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including interest rate, other bond, and index futures), options (including options on futures and indices) and swaps (including interest rate swaps and inflation rate swaps). The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, to increase flexibility, to produce incremental earnings, and to manage duration, yield curve and interest rate exposure. The Fund’s use of derivatives creates leverage (market exposure in excess of the Fund’s assets) in the Fund’s portfolio.
The management team may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
CTIVP® – CenterSquare Real Estate Fund
CTIVP® – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs) and real estate investment trusts (REITs). The Fund may invest in companies that have market capitalizations of any size.
CTIVP® – MFS® Value Fund
CTIVP® - MFS® Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund’s assets are invested primarily in equity securities. The Fund invests primarily in stocks of companies that are believed to be undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector.
Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, equity interests in real estate investment trusts (REITs) and depositary receipts for such securities. While the Fund may invest its assets in companies of any size, the Fund generally focuses on large-capitalization companies. Large-capitalization companies are defined by the Fund as those companies with market capitalizations of at least $5 billion at the time of purchase.
CTIVP® – Morgan Stanley Advantage Fund
CTIVP® - Morgan Stanley Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal market conditions, the Fund has exposure to equity securities. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants to purchase common stocks, exchange-traded funds (ETFs), and limited partnership interests. While the Fund may invest in companies of any size, the Fund primarily focuses on large capitalization companies that fall within the range of the Russell 1000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $457.1 million to $2.6 trillion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
A-13	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
The Fund may invest up to 15% of its net assets in foreign investments, including emerging market investments. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments, including the consumer discretionary and information technology sectors. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
CTIVP® – Principal Blue Chip Growth Fund
CTIVP® – Principal Blue Chip Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund invests primarily in equity securities of large-capitalization companies believed to have the potential for long-term growth. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $457.1 million and $2.6 trillion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities, including emerging market securities, directly or indirectly through depositary receipts.
The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector. The Fund will typically invest in a limited number of companies.
The Fund invests in issuers that display characteristics of a “blue chip” company. Blue chip companies typically display some or all of the following characteristics: (1) large, well-established and financially sound companies; (2) issuers with market capitalizations in the billions; (3) are considered market leaders or among the top three companies in its sector; and (4) commonly considered household names.
CTIVP® – TCW Core Plus Bond Fund
CTIVP® - TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. Other obligations include any other security or instrument in which there is a requirement or obligation to repay money borrowed. For purposes of its 80% test, the Fund treats investment in loans as “debt securities,” even though loans may not be “securities” under certain of the federal securities laws. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.
Up to 25% of the Fund’s net assets may be invested in foreign investments (including in emerging markets), which may include investments of up to 20% of the Fund’s assets in non-U.S. dollar denominated securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) and futures contracts (including interest rate futures) for hedging purposes and to manage duration of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
Prospectus 2023	A-14

Variable Portfolio Fund of Funds
Appendix A (continued)
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may also hold/invest in cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments, including for the purpose of covering its obligations with respect to, or that may result from, the Fund’s investments in derivatives.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
CTIVP® – T. Rowe Price Large Cap Value Fund
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital and income.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large-capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $457.1 million and $620.7 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change.
In addition to investments in larger capitalization companies, the Fund may also invest in securities of small-capitalization companies.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities directly or indirectly through depositary receipts. The Fund’s subadviser seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but, in the opinion of the subadviser, have good prospects for capital appreciation. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services and health care sectors.
CTIVP® – Victory Sycamore Established Value Fund
CTIVP® – Victory Sycamore Established Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Value Index (the Index). The market capitalization range of the companies included within the Index was $457.1 million to $52.5 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may invest in depositary receipts. As a result of the bottom-up stock selection process, Victory Capital Management Inc. from time to time may find more compelling investment opportunities in certain economic sectors, such as the industrials sector.
CTIVP® – Westfield Mid Cap Growth Fund
CTIVP® – Westfield Mid Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. The Fund defines mid-capitalization companies as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index (the Index). The market capitalization range of the companies included within the Index was $457.1 million to $58.8 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners Core Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
A-15	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund invests primarily in securities like those included in the Bloomberg U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government and its agencies and instrumentalities, corporate bonds, and mortgage- and asset-backed securities. The Fund may invest in mortgage dollar rolls and reverse repurchase agreements. The Fund may also invest in foreign debt instruments denominated in U.S. dollars or in foreign currencies. The Fund may also invest in loans and loan participations.
The Fund may invest in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest in derivatives, such as futures (including interest rate futures to manage duration and curve risk), options (including options on futures for hedging interest rates), swaps (including credit default swaps) and forwards (including foreign exchange forwards for hedging and/or investment purposes).
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners Core Equity Fund
Variable Portfolio – Partners Core Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities. Equity securities include, for example, common stock, preferred stock and convertible securities. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities directly or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology and health care sectors.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners International Core Equity Fund
Variable Portfolio – Partners International Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of foreign issuers, located or traded in countries other than the U.S., that are believed to offer strong growth potential. While the Fund may invest in companies of any size, under normal circumstances, the Fund generally invests its assets in companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index (the Index) at the time of purchase. The market capitalization range of the companies included within the Index was $2.2 billion to $460.6 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may invest directly in foreign securities or indirectly through depositary receipts. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia Pacific region and Europe. The Fund may at times emphasize one or more sectors in selecting its investments.
Prospectus 2023	A-16

Variable Portfolio Fund of Funds
Appendix A (continued)
Environmental, social and governance (ESG) characteristics (where available for an issuer) are integrated into the Fund’s investment process. ESG characteristics are one of several factors that contribute to the overall evaluation of the risk and return potential of an investment.
Variable Portfolio – Partners International Growth Fund
Variable Portfolio – Partners International Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund’s assets are primarily invested in equity securities of foreign issuers as well as depositary receipts. Equity securities include common stocks, preferred stocks, and securities convertible into common stock. The Fund may also invest in exchange-traded funds (ETFs). From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia Pacific region and Europe. The Fund may also invest up to 20% of its net assets in securities that provide exposure to emerging markets. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may at times emphasize one or more sectors in selecting its investments, including the industrials sector and the information technology sector. Under normal circumstances, the Fund will emphasize investments in issuers that the portfolio managers consider to be “growth” companies.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners International Value Fund
Variable Portfolio – Partners International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio managers determine to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts. The Fund may also invest in exchange-traded funds (ETFs). The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may also invest up to 20% of its net assets in securities of companies in emerging market countries.
Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia Pacific region and Europe.
Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $5.5 million to $7.9 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio. Each subadviser employs an active investment strategy. One or more of the Fund’s subadvisers use quantitative methods to identify investment opportunities and construct their portion of the Fund’s portfolio.
A-17	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix A (continued)
Variable Portfolio – Partners Small Cap Value Fund
Variable Portfolio - Partners Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, that falls within the range of the Russell 2000® Value Index (the Index) or up to $2.5 billion, whichever is greater. The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was $5.5 million to $6.8 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may invest in any type of security, including common stocks and depositary receipts. The Fund may also invest in exchange-traded funds (ETFs).
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services and industrials sectors. The Fund also may invest in real estate investment trusts.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio. Each of the subadvisers employs an active investment strategy that focuses on small cap companies in an attempt to take advantage of what are believed to be undervalued securities.
Prospectus 2023	A-18

Variable Portfolio Fund of Funds
Appendix B
Underlying Funds — Principal Risks
The ability of each Fund to meet its investment objective is directly related to its allocation among the Underlying Funds and the ability of the Underlying Funds to meet their investment objectives, as well as the investment performance of the Funds’ other investments.  The following is a brief description of certain of the principal risks associated with investments in the Underlying Funds in which the Funds may invest as part of their principal investment strategies.  The Funds are subject indirectly to these risks through their investments in the Underlying Funds, and are also subject directly to certain of these risks to the extent they invest in individual securities and other instruments, as described in Principal Risks above. Additional information regarding the principal risks associated with investment in the Underlying Funds is available in the applicable Underlying Fund’s prospectus and Statement of Additional Information.  This prospectus is not an offer for any of the Underlying Funds.
The references in each case to the “Fund” within each of the below risks descriptions in this Appendix B refers to the Underlying Fund(s) that the Funds may invest in.
Active Management Risk. Certain Funds are actively managed by their portfolio managers. Certain other Funds are managed based primarily on quantitative methods, with the portfolio managers conducting a qualitative review of the quantitative output. In either case, the Funds could underperform their benchmark indices and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Closed-End Investment Company Risk. Closed-end investment companies frequently trade at a discount to their NAV, which may affect whether the Fund will realize gain or loss upon its sale of the closed-end investment company’s shares. Closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility.
Commodity Futures Trading Commission (CFTC) Regulatory Risk. The Fund does not qualify for an exemption from registration as a “commodity pool” under rules of the Commodity Exchange Act (the CEA). Accordingly, the Fund is a commodity pool under the CEA and the Investment Manager is registered as a “commodity pool operator” under the CEA. The Fund is subject to dual regulation by the SEC and the CFTC. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund's total return.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Commodity-related Tax Risk. The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investments in commodities or commodity-related investments can be limited by the Fund’s intention to qualify as a regulated investment company and can limit the Fund’s ability to so qualify.
Confidential Information Access Risk. The portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance.
B-1	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or
Prospectus 2023	B-2

Variable Portfolio Fund of Funds
Appendix B (continued)
performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Structured Investments Risk. Structured investments are over-the-counter derivatives that provide principal and/or interest payments based on the value of an underlying reference(s). Structured investments may lack a liquid secondary market and their prices or value can be volatile which could result in significant losses for the Fund. Structured investments may create economic leverage which may increase the volatility of the value of the
B-3	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
investment. Structured investments can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Environmental, Social and Governance Integrated Risk. The Fund’s consideration of issuer ESG characteristics may cause the Fund to invest in, forego investing in, or sell securities of issuers, including issuers within certain sectors, regions and countries that could negatively impact Fund performance, including relative to a benchmark or other funds that do not consider environmental, social and corporate governance data, or funds that do but make different investment decisions based thereon. ESG characteristics are not the only factors considered and as a result, the Fund’s investments may not have favorable ESG characteristics or ratings.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Prospectus 2023	B-4

Variable Portfolio Fund of Funds
Appendix B (continued)
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified when the Fund invests in frontier market countries. Increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist and similar measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■	Asia Pacific Region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
B-5	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
■	Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
■	Greater China. The Greater China region consists of Hong Kong, The People's Republic of China and Taiwan, among other countries, and the Fund's investments in the region are particularly susceptible to risks in that region. These economies can be significantly affected by currency fluctuations and increasing competition from other emerging economies. Adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, or that the contracts are otherwise not enforceable under Chinese law. In any of these cases a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
■	Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring
Prospectus 2023	B-6

Variable Portfolio Fund of Funds
Appendix B (continued)
countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
■	Latin America Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
■	Middle East and North Africa Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Middle East and North Africa region. These include the risk of local and regional conflicts including terrorist activity, religious, ethnic and/or socio-economic unrest, acts of war or other conflicts in the region and elevated risks of volatile interest rates, excessive inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Middle Eastern and North African economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Highly Leveraged Transactions Risk. The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
B-7	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Due to the expenses and costs of an underlying fund being shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such underlying funds. The Investment Manager typically selects underlying funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated underlying funds) and will select an unaffiliated underlying fund only if the desired investment exposure is not available through an affiliated fund.  The Investment Manager has a conflict of interest in selecting affiliated underlying funds over unaffiliated underlying funds because it receives management fees from affiliated underlying funds, and it has a conflict in selecting among affiliated underlying funds, because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated underlying funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in other underlying funds, including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund is not identified in a timely manner or at all. The underlying funds may not achieve their investment objective. The Fund, through its investment in underlying funds, may not achieve its investment objective.
Prospectus 2023	B-8

Variable Portfolio Fund of Funds
Appendix B (continued)
Investing in Wholly-Owned Subsidiary Risk. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Fund’s Principal Risks may also apply to a Subsidiary in which the Fund invests (which are described in this prospectus). There can be no assurance that the investment objective of a Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and any Subsidiary in which it invests, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Fund’s Statement of Additional Information (SAI) and could adversely affect the Fund and its shareholders.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
■	Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Large Purchases and Redemptions of Fund Shares Risk. The timing and magnitude of Fund share purchases and redemptions, including by large Fund shareholders transacting in large amounts of Fund shares, could prevent the Fund from being fully invested, or require the Fund to sell portfolio securities at unfavorable prices or hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Thus, large Fund share purchases and redemptions could adversely impact the Fund’s performance. Such Fund share activity may also increase the Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences for investors. The Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the instrument). Because the expenses and costs of the Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, one or more large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
B-9	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
LIBOR Replacement Risk. The elimination of London Inter-bank Offered Rate (LIBOR), among other “inter-bank offered” reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, their value may be impaired when the Fund needs to liquidate such loans, and are typically subject to extended settlement periods, each of which gives rise to liquidity risk.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a
Prospectus 2023	B-10

Variable Portfolio Fund of Funds
Appendix B (continued)
result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, and the Fund, to enforce its rights in the event of a default, bankruptcy or similar situation, may need to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Investors have more limited rights to vote on matters affecting the partnership. Investments are also subject to certain tax risks and conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund
B-11	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Money Market Fund Risk (For Columbia Variable Portfolio - Government Money Market Fund). Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the NAV of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Money Market Fund Risk (For Columbia Short-Term Cash Fund). At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board determines that imposing such a fee is not in the best interests of the Fund or the Board determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed
Prospectus 2023	B-12

Variable Portfolio Fund of Funds
Appendix B (continued)
securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have
B-13	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Regulatory Risk — Money Market Funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. The SEC has proposed amendments to money market fund regulation that would, among other things, increase the minimum daily and weekly liquid asset requirements and, for institutional prime money market funds such as Columbia Short-Term Cash Fund, remove liquidity fees and redemption gate provisions and require such funds to use swing pricing. Such amendments may, if adopted, impact the management of the Fund.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Repurchase Agreements  Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk (the risk that losses may be greater than the amount invested). Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors . Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Consumer Discretionary Sector. The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the
Prospectus 2023	B-14

Variable Portfolio Fund of Funds
Appendix B (continued)
performance of the overall domestic and international economies, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.
■	Energy Sector. The Fund is more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
■	Health Care Sector. The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
■	Industrials Sector. The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology
B-15	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
■	Materials Sector. The Fund is more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions. In addition, prices of, and thus the Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.
Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a
Prospectus 2023	B-16

Variable Portfolio Fund of Funds
Appendix B (continued)
portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.
Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.
Tax Risk. To qualify for treatment as a regulated investment company, the Fund must meet certain requirements regarding the source of its income. The Fund's investments can be limited by the Fund's intention to qualify as a regulated investment company and can limit the Fund's ability to so qualify. The tax treatment of certain investments and of the income and gain therefrom under the qualifying income test applicable to regulated investment companies is uncertain, and an adverse determination or future guidance by the Internal Revenue Service (the IRS) may affect the Fund's ability to qualify for treatment as a regulated investment company, including on a retroactive basis. If the Fund were to fail to qualify as a regulated investment company, or if it were ineligible to or otherwise could not cure such failure, the Fund would be ineligible (including retroactively) for the favorable tax treatment afforded to regulated investment companies for one or more years, which would adversely affect the value of your investment in the Fund. The Fund intends to invest a portion of its assets in the Subsidiary. The Fund and the Subsidiary currently take steps to, and will continue to take steps to, ensure that the Fund's income in respect of the Subsidiary will constitute qualifying income. Failure to do so could affect the ability of the Fund to qualify for treatment as a regulated investment company. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. Also, net losses realized by the Subsidiary cannot be carried forward to offset income of the Subsidiary in future years.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Warrants and Rights Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and are subject to liquidity risk which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.
When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn
B-17	Prospectus 2023

Variable Portfolio Fund of Funds
Appendix B (continued)
interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as interest rates in general, and generally carry lower yields than fixed notes of the same maturity.
Prospectus 2023	B-18

VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO
VARIABLE PORTFOLIO - MODERATE PORTFOLIO
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO
For More Information
The Funds are sold exclusively as underlying options of variable insurance policies and variable annuity contracts issued by affiliated insurance companies. Please refer to the Contract prospectus that describes your annuity contract or insurance policy for information about how to buy, sell and transfer your investment among shares of the Funds.
Additional Information About the Funds
Additional information about each Fund’s investments is available in the Funds’ SAI, annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The SAI also provides additional information about the Funds and their policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries, please contact the Funds as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about each Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Variable Series Trust II, of which each Fund is a series, is 811-22127.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Funds are distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7069_12_B01_(05/23)

Prospectus
May 1, 2023
Variable Portfolio – Managed Risk Fund
Variable Portfolio – Managed Risk U.S. Fund
Variable Portfolio – Managed Volatility Conservative Fund
Variable Portfolio – Managed Volatility Conservative Growth Fund
Variable Portfolio – Managed Volatility Growth Fund
Variable Portfolio – Managed Volatility Moderate Growth Fund
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Variable Portfolio – U.S. Flexible Growth Fund
Variable Portfolio – U.S. Flexible Moderate Growth Fund

Each above named Fund offers Class 1 and Class 2 shares to separate accounts consisting of subaccounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated life insurance companies authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Funds.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable Portfolio Funds
2	Prospectus 2023

Variable Portfolio Funds
Table of Contents (continued)
Appendix A: Underlying Funds — Investment Objectives and Strategies	A-1
Appendix B: Underlying Funds — Principal Risks	B-1
Prospectus 2023	3

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund
Investment Objective
Variable Portfolio – Managed Risk Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.14%	0.14%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Acquired fund fees and expenses	0.54%	0.54%
Total annual Fund operating expenses (a)	0.81%	1.06%
Less: Fee waivers and/or expense reimbursements (b)	(0.03%)	(0.03%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.78%	1.03%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.78% for Class 1 and 1.03% for Class 2.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$80	$256	$447	$999
Class 2 (whether or not shares are redeemed)	$105	$334	$582	$1,291
4	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that can vary based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 55% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 54.09% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 55% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
Prospectus 2023	5

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 75% to 95% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 5% to 25% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt
6	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Prospectus 2023	7

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
8	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to
Prospectus 2023	9

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund
10	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Prospectus 2023	11

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when
12	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by
Prospectus 2023	13

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
14	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund’s performance given its investment strategy, as well as three additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Prospectus 2023	15

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	8.82%
	Worst	1st Quarter 2020	-10.68%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-17.26%	1.82%	2.45%
Class 2	09/12/2017	-17.39%	1.62%	2.26%
Blended Benchmark (consisting of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-15.11%	3.66%	4.11%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	0.04%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)		-19.21%	8.79%	9.81%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		-14.45%	1.54%	2.32%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2017
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2017
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
16	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk Fund (continued)
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Prospectus 2023	17

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund
Investment Objective
Variable Portfolio – Managed Risk U.S. Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.14%	0.14%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Acquired fund fees and expenses	0.51%	0.51%
Total annual Fund operating expenses (a)	0.74%	0.99%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$76	$237	$411	$918
Class 2 (whether or not shares are redeemed)	$101	$315	$547	$1,213
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.
18	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that can vary based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 55% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 54.05% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 55% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Prospectus 2023	19

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index.
Strategic Allocation
Under normal circumstances, the Fund invests 75% to 95% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 5% to 25% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
20	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Prospectus 2023	21

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
22	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Prospectus 2023	23

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade
24	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are
Prospectus 2023	25

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
26	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Prospectus 2023	27

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund’s performance given its investment strategy, as well as two additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

28	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	8.88%
	Worst	2nd Quarter 2022	-10.41%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-16.98%	3.49%	4.19%
Class 2	09/12/2017	-17.22%	3.29%	4.00%
Blended Benchmark (consisting of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index) (reflects no deductions for fees, expenses or taxes)		-15.26%	5.03%	5.48%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	0.04%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	10.40%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2017
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2017
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by
Prospectus 2023	29

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Risk U.S. Fund (continued)
the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
30	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund
Investment Objective
Variable Portfolio – Managed Volatility Conservative Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.21%	0.21%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Acquired fund fees and expenses	0.41%	0.41%
Total annual Fund operating expenses(a)	0.70%	0.95%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$72	$224	$390	$871
Class 2 (whether or not shares are redeemed)	$97	$303	$525	$1,166
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.
Prospectus 2023	31

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 30% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 19.67% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 23% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 23% of its net assets exposed to the equity market and an EEME of 23% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 30% while maintaining a 23% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
32	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
Prospectus 2023	33

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
34	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Prospectus 2023	35

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which
36	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such
Prospectus 2023	37

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
38	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly
Prospectus 2023	39

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
40	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection
Prospectus 2023	41

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategy, as well as one additional measure of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	7.19%
	Worst	2nd Quarter 2022	-7.45%
42	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-15.75%	0.53%	1.84%
Class 2	04/12/2013	-15.99%	0.32%	1.74%
Blended Benchmark (consisting of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-13.78%	1.55%	2.74%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.02%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2014
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Prospectus 2023	43

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund
Investment Objective
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.21%	0.21%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses	0.44%	0.44%
Total annual Fund operating expenses(a)	0.72%	0.97%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$74	$230	$401	$894
Class 2 (whether or not shares are redeemed)	$99	$310	$538	$1,194
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.
44	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 50% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 34.73% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 40% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 40% of its net assets exposed to the equity market and an EEME of 40% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 50% while maintaining a 40% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Prospectus 2023	45

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
46	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Prospectus 2023	47

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
48	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which
Prospectus 2023	49

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such
50	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Prospectus 2023	51

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly
52	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
Prospectus 2023	53

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection
54	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategy, as well as one additional measure of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	8.75%
	Worst	2nd Quarter 2022	-9.10%
Prospectus 2023	55

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Conservative Growth Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-16.88%	1.02%	2.70%
Class 2	04/12/2013	-17.07%	0.81%	2.60%
Blended Benchmark (consisting of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-14.40%	2.60%	3.97%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.02%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2014
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
56	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund
Investment Objective
Variable Portfolio – Managed Volatility Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.18%	0.18%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses	0.52%	0.52%
Total annual Fund operating expenses(a)	0.77%	1.02%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$79	$246	$428	$954
Class 2 (whether or not shares are redeemed)	$104	$325	$563	$1,248
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.
Prospectus 2023	57

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 90% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 64.51% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 75% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 75% of its net assets exposed to the equity market and an EEME of 75% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 90% while maintaining a 75% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
58	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
Prospectus 2023	59

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
60	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which
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Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such
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Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
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Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly
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Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
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Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection
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Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategy, as well as one additional measure of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	12.18%
	Worst	1st Quarter 2020	-12.70%
68	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Growth Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-19.22%	2.04%	4.38%
Class 2	04/12/2013	-19.43%	1.83%	4.27%
Blended Benchmark (consisting of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-15.86%	4.67%	6.45%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)		-19.21%	8.79%	11.18%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2014
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Prospectus 2023	69

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund
Investment Objective
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.18%	0.18%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses	0.48%	0.48%
Total annual Fund operating expenses(a)	0.73%	0.98%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$75	$233	$406	$906
Class 2 (whether or not shares are redeemed)	$100	$312	$542	$1,201
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.
70	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 70% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 49.22% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 70% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Prospectus 2023	71

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
72	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Prospectus 2023	73

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
74	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which
Prospectus 2023	75

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such
76	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Prospectus 2023	77

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly
78	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in
Prospectus 2023	79

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection
80	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategy, as well as one additional measure of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	10.37%
	Worst	2nd Quarter 2022	-10.65%
Prospectus 2023	81

Variable Portfolio Funds
Summary of Variable Portfolio – Managed Volatility Moderate Growth Fund (continued)
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	02/20/2019	-17.94%	1.64%	4.13%
Class 2	04/19/2012	-18.15%	1.44%	4.03%
Blended Benchmark (consisting of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net)) (reflects reinvested dividends net of withholding taxes on the MSCI EAFE Index portion of the Blended Benchmark, and for all indexes reflects no deductions for fees, expenses or other taxes)		-15.11%	3.66%	5.66%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	1.06%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2014
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
82	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund
Investment Objective
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.21%	0.21%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Acquired fund fees and expenses	0.39%	0.39%
Total annual Fund operating expenses(a)	0.69%	0.94%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$70	$221	$384	$859
Class 2 (whether or not shares are redeemed)	$96	$300	$520	$1,155
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.
Prospectus 2023	83

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 50% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 32.43% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 40% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 40% of its net assets exposed to the equity market and an EEME of 40% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 50% while maintaining a 40% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
84	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 65% Bloomberg U.S. Aggregate Bond Index and 35% S&P 500 Index.
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
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Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all three funds in the U.S. Flexible series, with the Conservative Growth Fund having the lowest relative volatility  target (and volatility risk) and the U.S. Flexible Growth Fund having the highest relative volatility  target (and volatility risk).
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategy, as well as two additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Prospectus 2023	93

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	7.16%
	Worst	2nd Quarter 2022	-8.60%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-16.54%	1.40%	3.09%
Class 2	11/02/2016	-16.74%	1.20%	2.92%
Blended Benchmark (consisting of 65% Bloomberg U.S. Aggregate Bond Index and 35% S&P 500 Index) (reflects no deductions for fees, expenses or taxes)		-14.52%	3.58%	4.61%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	0.20%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	12.34%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2016
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by
94	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Conservative Growth Fund (continued)
the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Prospectus 2023	95

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund
Investment Objective
Variable Portfolio – U.S. Flexible Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.21%	0.21%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Acquired fund fees and expenses	0.41%	0.41%
Total annual Fund operating expenses(a)	0.68%	0.93%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$69	$218	$379	$847
Class 2 (whether or not shares are redeemed)	$95	$296	$515	$1,143
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.
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Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 90% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 61.29% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 75% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 75% of its net assets exposed to the equity market and an EEME of 75% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 90% while maintaining a 75% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Prospectus 2023	97

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Bond Index.
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
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Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Prospectus 2023	99

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Prospectus 2023	101

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade
102	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are
Prospectus 2023	103

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
104	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Prospectus 2023	105

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all three funds in the U.S. Flexible series, with the Conservative Growth Fund having the lowest relative volatility  target (and volatility risk) and the U.S. Flexible Growth Fund having the highest relative volatility  target (and volatility risk).
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategy, as well as two additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

106	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	9.06%
	Worst	1st Quarter 2020	-11.94%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-18.54%	2.79%	5.70%
Class 2	11/02/2016	-18.73%	2.59%	5.53%
Blended Benchmark (consisting of 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Bond Index) (reflects no deductions for fees, expenses or taxes)		-16.06%	6.41%	8.26%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	12.34%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	0.20%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2016
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by
Prospectus 2023	107

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Growth Fund (continued)
the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
108	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund
Investment Objective
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract, which are disclosed in your Contract prospectus. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.21%	0.21%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses	0.40%	0.40%
Total annual Fund operating expenses(a)	0.68%	0.93%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$69	$218	$379	$847
Class 2 (whether or not shares are redeemed)	$95	$296	$515	$1,143
Portfolio Turnover
The Fund and underlying funds (including exchange-traded funds (ETFs)) may pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.
Prospectus 2023	109

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 70% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 46.76% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 70% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
110	Prospectus 2023

Variable Portfolio Funds
Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% S&P 500 Index and 50% Bloomberg U.S. Aggregate Bond Index.
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and,
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correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Appendix A includes the list of the Underlying Funds available to the Fund, as well as a description of the Underlying Funds’ investment objectives and principal investment strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new or remove existing Underlying Funds at any time without the approval of shareholders. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objective. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade
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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are
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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all three funds in the U.S. Flexible series, with the Conservative Growth Fund having the lowest relative volatility  target (and volatility risk) and the U.S. Flexible Growth Fund having the highest relative volatility  target (and volatility risk).
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategy, as well as two additional measures of performance for markets in which the Fund may invest.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class 2 shares for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	8.16%
	Worst	2nd Quarter 2022	-9.90%
 Average Annual Total Returns (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class 1	02/20/2019	-17.36%	2.17%	4.47%
Class 2	11/02/2016	-17.54%	1.99%	4.32%
Blended Benchmark (consisting of 50% S&P 500 Index and 50% Bloomberg U.S. Aggregate Bond Index) (reflects no deductions for fees, expenses or taxes)		-15.26%	5.03%	6.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-13.01%	0.02%	0.20%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-18.11%	9.42%	12.34%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2016
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018
Dan Boncarosky, CFA	Senior Portfolio Manager	Portfolio Manager	February 2023
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts. If you are a Contract holder, please refer to your Contract prospectus for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by
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Summary of Variable Portfolio – U.S. Flexible Moderate Growth Fund (continued)
the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
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More Information About Variable Portfolio – Managed Risk Fund
Investment Objective
Variable Portfolio – Managed Risk Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that can vary based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 55% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 54.09% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 55% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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More Information About Variable Portfolio – Managed Risk Fund (continued)
In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 75% to 95% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 5% to 25% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt
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instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Overseas Core Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP®– T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
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More Information About Variable Portfolio – Managed Risk Fund (continued)
Fixed-Income Underlying Funds	Columbia Variable Portfolio– Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio– High Yield Bond Fund, Columbia Variable Portfolio– Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will
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depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced.
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A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the
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underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets.
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Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be
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forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk
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may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest
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rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing
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illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such
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instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative
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model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take
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longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains.
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Investment Objective
Variable Portfolio – Managed Risk U.S. Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that can vary based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 55% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 54.05% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 55% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index.
Strategic Allocation
Under normal circumstances, the Fund invests 75% to 95% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 5% to 25% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
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Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
Fixed-Income Underlying Funds	Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
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The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be
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required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign
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market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk
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exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF
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may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
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Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
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Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition,
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turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities
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typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes
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in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains.
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More Information About Variable Portfolio – Managed Volatility Conservative Fund
Investment Objective
Variable Portfolio – Managed Volatility Conservative Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 30% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 19.67% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 23% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 23% of its net assets exposed to the equity market and an EEME of 23% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 30% while maintaining a 23% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt
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instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.

Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Overseas Core Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, Columbia Variable Portfolio – Small Cap Value Fund, Columbia Variable Portfolio – Small Company Growth Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP®– T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
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Fixed-Income Underlying Funds	Columbia Variable Portfolio– Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio– High Yield Bond Fund, Columbia Variable Portfolio– Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of
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the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter
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market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the
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differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests
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significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated
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funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and
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other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity
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and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
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Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or
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practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
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Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
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Investment Objective
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 50% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 34.73% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 40% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 40% of its net assets exposed to the equity market and an EEME of 40% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 50% while maintaining a 40% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt
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instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.

Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Overseas Core Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, Columbia Variable Portfolio – Small Cap Value Fund, Columbia Variable Portfolio – Small Company Growth Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP®– T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
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Fixed-Income Underlying Funds	Columbia Variable Portfolio– Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio– High Yield Bond Fund, Columbia Variable Portfolio– Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such
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actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the
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amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the
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Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which
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makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the
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Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment
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Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative
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impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be
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higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such
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instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative
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model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take
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longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
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Investment Objective
Variable Portfolio – Managed Volatility Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 90% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 64.51% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 75% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 75% of its net assets exposed to the equity market and an EEME of 75% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 90% while maintaining a 75% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt
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instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.

Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Overseas Core Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, Columbia Variable Portfolio – Small Cap Value Fund, Columbia Variable Portfolio – Small Company Growth Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP®– T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
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Fixed-Income Underlying Funds	Columbia Variable Portfolio– Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio– High Yield Bond Fund, Columbia Variable Portfolio– Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such
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actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the
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amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the
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Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which
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makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the
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Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment
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Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative
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impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be
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higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such
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instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative
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model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take
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longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
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More Information About Variable Portfolio – Managed Volatility Moderate Growth Fund
Investment Objective
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice.
Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating its assets across equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 70% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 49.22% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 70% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments,  sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt
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instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, international bonds and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.

Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Overseas Core Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, Columbia Variable Portfolio – Small Cap Value Fund, Columbia Variable Portfolio – Small Company Growth Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP®– T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners International Core Equity Fund, Variable Portfolio – Partners International Growth Fund, Variable Portfolio – Partners International Value Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
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Fixed-Income Underlying Funds	Columbia Variable Portfolio– Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio– High Yield Bond Fund, Columbia Variable Portfolio– Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such
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actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the
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amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the
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Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which
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makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the
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Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment
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Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative
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impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be
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higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such
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instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative
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model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take
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longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk are different for all four funds in the Managed Volatility series, with the Conservative Fund having the lowest relative volatility  target (and volatility risk) and the Growth Fund having the highest relative volatility  target (and volatility risk).
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More Information About Variable Portfolio – U.S. Flexible Conservative Growth Fund
Investment Objective
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice.
Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 50% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 32.43% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 40% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 40% of its net assets exposed to the equity market and an EEME of 40% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 50% while maintaining a 40% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 65% Bloomberg U.S. Aggregate Bond Index and 35% S&P 500 Index.
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
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Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
Fixed-Income Underlying Funds	Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
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The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be
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required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign
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market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk
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exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF
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may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
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Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
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Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition,
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turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities
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typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes
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in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk
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are different for all three funds in the U.S. Flexible series, with the Conservative Growth Fund having the lowest relative volatility  target (and volatility risk) and the U.S. Flexible Growth Fund having the highest relative volatility  target (and volatility risk).
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Investment Objective
Variable Portfolio – U.S. Flexible Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 90% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 61.29% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 75% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 75% of its net assets exposed to the equity market and an EEME of 75% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 90% while maintaining a 75% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Bond Index.
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
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Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
Fixed-Income Underlying Funds	Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
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The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be
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required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign
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market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk
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exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF
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may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
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Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
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Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition,
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turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities
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typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes
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in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk
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are different for all three funds in the U.S. Flexible series, with the Conservative Growth Fund having the lowest relative volatility  target (and volatility risk) and the U.S. Flexible Growth Fund having the highest relative volatility  target (and volatility risk).
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More Information About Variable Portfolio – U.S. Flexible Moderate Growth Fund
Investment Objective
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund pursues its investment objective by allocating at least 80% of its net assets (including the amount of any borrowings for investment purposes) across U.S. equity and fixed-income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. The Fund's investments are deemed to be "U.S." based primarily on the issuer's place of organization/incorporation, but the Fund may also consider the issuer's domicile, the location of its principal place of business or principal office, its primary stock exchange listing, the source of a majority of its revenue or profits, or the location of a majority of its assets.  The Fund takes into consideration investments in affiliated mutual funds (Underlying Funds) and ETFs in connection with its 80% investment policy.   The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:
■	derivative transactions, including forward contracts, futures, options and swaps;
■	direct investments in exchange-traded funds (ETFs); and
■	direct investments in fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
Collectively, these assets are referred to as the Tactical Assets (which are described below under “Tactical Allocation”).
Effective Equity Market Exposure
The Fund’s “effective equity market exposure” (or EEME) reflects the amount of Fund assets exposed to the equity market, with such exposure fluctuating based on market volatility. The Fund’s EEME includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted based on measures of market volatility to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Under normal circumstances, the Fund’s targeted EEME may range from 0% to 70% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis. At March 31, 2023, the Fund’s actual EEME was approximately 46.76% of its net assets.
The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed-Income Underlying Funds) to gain exposure to U.S. equity and fixed-income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 70% while maintaining a 50% allocation to Equity Underlying Funds. The Fund may invest significantly in any individual Underlying Fund(s).
As discussed in the above example, the Tactical Assets are typically utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed-income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are typically used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).
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In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines that equity market volatility is relatively low, the Investment Manager may increase the Fund’s EEME and decrease the Fund’s effective fixed-income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure.
Investment Process
Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:
■	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and
■	Invests in and determines allocations to the Tactical Assets typically to adjust desired asset class exposures (referred to as the Tactical Allocation).
Columbia Management makes adjustments to the Fund’s investment exposure based on measures of market volatility and its views on the performance of equity markets. Volatility refers to the ups and downs in the market and can run in cycles of several months or even years.
The Fund uses an investment strategy based on a variable model derived from its blended benchmark which consists of 50% S&P 500 Index and 50% Bloomberg U.S. Aggregate Bond Index.
Strategic Allocation
Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed-Income Underlying Funds (or some combination of the two).
The Fund may invest in Underlying Funds across various sectors and industries within the U.S. equity and fixed-income/debt asset classes and markets, including Underlying Funds that invest in securities of different investment strategies and styles (e.g., growth, value and core/blend) and market capitalizations (e.g., large, mid and small cap), as well as those that invest in real estate securities and fixed-income or debt instruments, including investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS and mortgage- and other asset-backed securities, each with varying interest rates, terms, durations and credit exposures. The Fund may invest, directly and/or indirectly through Underlying Funds, in debt securities and instruments across the credit quality spectrum and, at times, may invest in below investment grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce, eliminate entirely or increase, including significantly, the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund and Tactical Asset selections and allocations with more frequency in seeking to achieve desired levels of EEME.
Tactical Allocation
Under normal circumstances, the Fund invests 10% to 60% of its net assets in the Tactical Allocation strategy, which includes derivative instruments (such as forward contracts (including forward foreign currency contracts), futures (including currency futures, equity futures, index futures and interest rate futures), options and swaps (including credit default swaps and credit default swap indexes), as well as direct investments in ETFs and fixed-income or debt instruments (such as investment grade corporate bonds, high yield (i.e., junk) instruments, U.S. Government bonds and notes, TIPS, mortgage- and other asset-backed securities, and mortgage dollar rolls, each with varying interest rates, terms, durations and credit exposures).
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Columbia Management typically seeks through investments in Tactical Assets to adjust the Fund’s exposures to equity and fixed-income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) its EEME and, correspondingly, increase the Fund’s effective fixed-income/debt market exposure. Conversely, the Fund may also increase its EEME through its Underlying Fund selections and allocations and by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.
The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on equity indices to protect against periods of decline in equity markets.
The Investment Manager believes that the use of the Tactical Assets, the derivative instruments and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management typically uses derivatives and ETFs as primary tools for adjusting the Fund’s EEME.
The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated or unaffiliated money market funds which may have a floating net asset value, to cover obligations with respect to, or that may result from, the Fund’s investments in derivatives. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.
The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.
Underlying Funds
Below are the Underlying Funds available to the Fund for investment within each asset class category. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and principal investment strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds include more detailed information about these Underlying Funds and are available free of charge by calling 800.345.6611.
Equity Underlying Funds	Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Disciplined Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Cap Index Fund, Columbia Variable Portfolio – Select Large Cap Equity Fund, Columbia Variable Portfolio – Select Large Cap Value Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Columbia Variable Portfolio – Select Mid Cap Value Fund, Columbia Variable Portfolio – Select Small Cap Value Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Principal Blue Chip Growth Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Victory Sycamore Established Value Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Partners Core Equity Fund, Variable Portfolio – Partners Small Cap Growth Fund and Variable Portfolio – Partners Small Cap Value Fund.
Fixed-Income Underlying Funds	Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Intermediate Bond Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund, Columbia Variable Portfolio – Strategic Income Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund and Variable Portfolio – Partners Core Bond Fund.
Cash/Cash Equivalent Underlying Funds: Columbia Short-Term Cash Fund and Columbia Variable Portfolio – Government Money Market Fund.
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The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days' advance written notice of a change to the Fund’s investment objective if such a change is made in connection with the SEC rule governing fund names.
Principal Risks
An investment in the Fund involves risks, including Fund-of-Funds Risk, Market Risk, Volatility and Volatility Management Risk, Growth Securities Risk, Quantitative Model Risk, Derivatives Risk, and Allocation Risk, among others. Descriptions of these and other principal risks of investing in the Fund, including select risks related to the Underlying Funds in which it invests, are provided below. More information about Underlying Funds, including their principal risks, is available in their prospectuses. A description of the principal risks associated with investment in these Underlying Funds is included in the prospectus Appendix B. This prospectus is not an offer for any of the Underlying Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be
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required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign
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market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk
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exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF
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may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of Underlying Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Underlying Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Therefore, to the extent that the Fund invests significantly in a particular Underlying Fund, the Fund’s performance would be significantly impacted by the performance of such Underlying Fund. Generally, by investing in a combination of Underlying Funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few Underlying Funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. The performance of Underlying Funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. These transactions might also result in higher brokerage, tax or other costs for an Underlying Fund. This risk may be particularly important when one investor owns a substantial portion of an Underlying Fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Underlying Funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in Underlying Funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular Underlying Fund for one or more reasons (e.g., Underlying Fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an Underlying Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
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Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
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Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition,
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turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under Fees and Expenses of the Fund. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities
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typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes
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in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to market risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and/or strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising will also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME. To the extent that the Fund underestimates or misinterprets volatility signals, the Fund’s performance could be negatively affected. The Fund's volatility management strategy may increase transaction costs, which would reduce gains. Volatility targets and volatility risk
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are different for all three funds in the U.S. Flexible series, with the Conservative Growth Fund having the lowest relative volatility  target (and volatility risk) and the U.S. Flexible Growth Fund having the highest relative volatility  target (and volatility risk).
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More Information About the Funds
References to “the Fund” throughout the remainder of the prospectus refer to the Funds singularly or collectively as the context requires.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other
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things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program under Rule 18f-4 which could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the SAI.
LIBOR Phase-Out Risk. Many derivatives and other financial instruments utilize or are permitted to utilize a floating interest rate based on the London Inter-bank Offered Rate (commonly known as LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced its intention to phase out the use of LIBOR by the end of 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Uncertainty related to the liquidity impact of changes in reference rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The Investment Manager monitors the Fund’s LIBOR exposure risks, including the extent to which any derivative and/or debt investments allow for the utilization of alternative rate(s), such as the SOFR, which the U.S. Federal Reserve is promoting as the alternative reference rate to LIBOR.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” (such as the Fund(s) offered in this prospectus), and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid
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securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Affiliated Products
As of the date of this prospectus, shares of the Fund are available to holders of variable annuity contracts and in variable life insurance policies (collectively, Contracts) issued by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (collectively, RiverSource Life).
RiverSource Life is an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management, the Fund’s investment manager. Under certain variable annuity contracts, contract holders have elected certain optional benefit riders that require investment in approved investment options, including the Fund (the Riders). RiverSource Life has financial obligations to holders of the Riders arising from guarantee obligations under such Riders, which vary based upon the investment performance of the Fund. RiverSource Life expects to benefit financially by offering this Fund, compared to offering other types of funds, in variable annuity contracts with Riders. For example, RiverSource Life expects to reduce its costs to purchase hedge investments associated with variable annuity contract liabilities tied to this Fund. It also expects to benefit from the greater liquidity of hedge investments used to meet its obligations under the Riders. In addition, it expects to reduce its capital requirements, which represent assets RiverSource Life sets aside to back the guarantees offered in its variable annuity contracts. As described above, RiverSource Life has a financial interest in reducing its potential exposure with respect to variable annuity contract values invested under the Riders. This may present a potential conflict of interest with respect to the interests of the holders of the Riders (who are required to allocate their variable annuity contract value to certain approved investment options, of which the Fund is one). In particular, RiverSource Life’s interest in reducing volatility within the Fund’s portfolio may present a potential conflict between it and Columbia Management as the latter seeks to achieve the Fund’s investment objective of “total return while seeking to manage the Fund’s exposure to equity market volatility.”
Columbia Management has a framework in place to ensure its management of the Fund is effected in the best interests of the Fund, without undue influence from RiverSource Life. Although an investment in the Fund may have the effect of mitigating declines in your Contract value (whether or not you have elected a Rider in your variable annuity contract), in the event of a significant decline in the equity markets, the strategy followed by the Fund, if successful, will also generally result in your Contract value increasing to a lesser degree than the equity markets, or decreasing when the values of equity investments are stable or rising. Depending on future market conditions and considering only the potential return on your investment in the Fund, a variable annuity contract holder electing a Rider might benefit (or benefit more) from selecting an investment option offered in connection with a different optional benefit rider (if available) or alternate investments, and a variable annuity contract holder who did not elect a Rider might benefit (or benefit more) from selecting an alternative investment option. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, or that it will work as effectively as is intended.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
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The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments
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have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds (or acquired funds) in which the Fund invests. The Fund’s “Acquired Fund Fees and Expenses” shown are based on its allocations to the underlying funds as of the Fund’s fiscal year end. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2024, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Class 1	Class 2
Variable Portfolio – Managed Risk Fund	0.78%	1.03%
Variable Portfolio – Managed Risk U.S. Fund	0.78%	1.03%
Variable Portfolio – Managed Volatility Conservative Fund	0.78%	1.03%
Variable Portfolio – Managed Volatility Conservative Growth Fund	0.78%	1.03%
Variable Portfolio – Managed Volatility Growth Fund	0.78%	1.03%
Variable Portfolio – Managed Volatility Moderate Growth Fund	0.78%	1.03%
Variable Portfolio – U.S. Flexible Conservative Growth Fund	0.78%	1.03%
Variable Portfolio – U.S. Flexible Growth Fund	0.78%	1.03%
Variable Portfolio – U.S. Flexible Moderate Growth Fund	0.78%	1.03%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
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Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated, and for VP - Managed Risk Fund and VP - Managed Risk U.S. Fund, affiliated and unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees
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are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to the amount shown in the table below, as a percent of average daily net assets of the Fund, before any applicable reimbursements.

Management fee for the fiscal year ended December 31, 2022
Variable Portfolio – Managed Risk Fund	0.14%
Variable Portfolio – Managed Risk U.S. Fund	0.14%
Variable Portfolio – Managed Volatility Conservative Fund	0.21%
Variable Portfolio – Managed Volatility Conservative Growth Fund	0.21%
Variable Portfolio – Managed Volatility Growth Fund	0.18%
Variable Portfolio – Managed Volatility Moderate Growth Fund	0.18%
Variable Portfolio – U.S. Flexible Conservative Growth Fund	0.21%
Variable Portfolio – U.S. Flexible Growth Fund	0.21%
Variable Portfolio – U.S. Flexible Moderate Growth Fund	0.21%
A discussion regarding the basis for the Board’s approval of the renewal of each Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
			For Variable Portfolio (VP) – Managed Risk Fund and VP – Managed Risk U.S. Fund	For VP – Managed Volatility Conservative Fund, VP – Managed Volatility Conservative Growth Fund, VP - Managed Volatility Growth Fund and VP – Managed Volatility Moderate Growth Fund	For VP – U.S. Flexible Conservative Growth Fund, VP – U.S. Flexible Growth Fund and VP – U.S. Flexible Moderate Growth Fund
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Lead Portfolio Manager	2017	2014	2016
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2017	2016	2016
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Portfolio Management	Title	Role with Fund	Managed Fund Since
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	2018	2018	2018
Dan Boncarosky, CFA	Senior Portfolio Manager and	Portfolio Manager	February 2023	February 2023	February 2023
Mr. Virginia joined the Investment Manager in 2010. Mr. Virginia began his investment career in 1996 and earned a B.S. from Kansas State University.
Mr. Weiss joined the Investment Manager in August 2015 as Vice President, Head of Sub-Advisory Management. Prior to joining the Investment Manager, Mr. Weiss was at Lincoln Financial Group where he was a Portfolio Manager and CIO of Lincoln Investment Advisors Corp. Mr. Weiss began his investment career in 1999 and earned a B.S. in management from Plymouth State College and an M.B.A. from Boston University Graduate School of Management.
Mr. Kutin joined the Investment Manager in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Mr. Kutin began his investment career in 1998 and earned a B.S. in economics and a B.S. in mathematics with computer science from Massachusetts Institute of Technology and an M.S. in finance from Princeton University.
Mr. Boncarosky joined one of the Columbia Management legacy firms or acquired business lines in 2008. Mr. Boncarosky began his investment career in 2008 and earned a B.S. from Leonard N. Stern School of Business at New York University.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various sub-transfer agency services. The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners and the separate accounts. The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
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Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;
■	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
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About Fund Shares and Transactions
References to the “Fund” throughout this section refer to each Fund, singularly or collectively, and Underlying Funds, as the context requires.
Description of the Share Classes
Share Class Features
The Fund offers the classes of shares set forth on the cover of this prospectus. Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

	Class 1 Shares	Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and in variable life insurance policies (collectively, Contracts) or other eligible investors authorized by the Distributor.
Investment Limits	none	none
Conversion Features	none	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)	none	none
Maximum Distribution and/or Service Fees	none	0.25%
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your contract or the financial intermediary that employs your financial advisor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Distribution and/or Service Fees
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board has approved, and the Fund has adopted, a distribution plan which sets the distribution fees that are periodically deducted from the Fund’s assets for Class 2 shares. The distribution fee for Class 2 shares is 0.25%. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or financial intermediaries for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.
The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues. The Fund may reduce or discontinue payments at any time.
The Fund pays a service fee to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the separate accounts.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and
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About Fund Shares and Transactions (continued)
0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, primarily to affiliated and unaffiliated insurance companies, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Each Fund pays the Transfer Agent a service fee equal to the payments made by the Transfer Agent to participating insurance companies and other financial intermediaries that provide Shareholder Services up to the lesser of the amount charged by the financial intermediary or a contractual asset-based cap. Payments of amounts that exceed the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and fee payments for Shareholder Services.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time. Any affiliated underlying funds calculate their NAV in the same manner as the Fund calculates its NAV.
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About Fund Shares and Transactions (continued)
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
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About Fund Shares and Transactions (continued)
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Shareholder Information
Shares of the Fund are generally available for purchase only by participating insurance companies in connection with Contracts.
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or transfer shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.
Shares of the Fund may not be purchased or sold directly by individual Contract owners. When you sell your shares through your Contract, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations, as described under Satisfying Fund Redemption Requests below.
Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract who may select Fund shares to fund his or her investment in the Contract or to the participating insurance company as the holder of Fund shares through one or more separate accounts.
Satisfying Fund Redemption Requests
The Fund typically expects to send the redeeming participating insurance company or Qualified Plan sponsor payment for shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
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About Fund Shares and Transactions (continued)
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash if the Investment Manager, in its sole discretion, determines it to be in the best interest of the remaining shareholders. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots and derivatives). In the event the Fund distributes portfolio securities in kind, shareholders may incur brokerage and other transaction costs associated with converting the portfolio securities into cash. Also, the portfolio securities may increase or decrease in value after they are distributed but before they are converted into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities. Although shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans, this policy applies indirectly to Contract and Qualified Plan owners.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies and may also be available to other eligible investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Additional Discussion of Potential Conflicts of Interest Relating to Funds Used Exclusively by Affiliated Insurance Companies
The Fund is sold exclusively as underlying investment options of the Contracts offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). The Investment Manager and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Fund as an investment option in the Contracts. These allocations may be significant. In addition, employees of Ameriprise Financial and its affiliates, including employees of the Companies, may be separately incented to include the Fund in the Contracts, as employee compensation and business unit operating goals at all levels are tied to the company’s success. These Contracts may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from sponsors of unaffiliated funds or allocation from the Investment Manager and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a Fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a Contract. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investments in the Fund increase. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including Columbia Management, and the Distributor, and the products they offer, including the Fund. These arrangements are sometimes referred to as “revenue sharing payments,” and are in addition to any Rule 12b-1 distribution and/or service fees or other amounts paid by the Fund for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See About Fund Shares and Transactions – Financial Intermediary Compensation for more information generally about financial intermediary compensation and the Contract prospectus for more information regarding these payments and allocations relating to your Contract.
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About Fund Shares and Transactions (continued)
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company, before the end of a business day are priced at the NAV per share of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract. Any charges that apply to your Contract, and any charges that apply to separate accounts of participating insurance companies that may own shares directly, are described in your Contract prospectus.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Non-Money Market Funds
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
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About Fund Shares and Transactions (continued)
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
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About Fund Shares and Transactions (continued)
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders. The risks of excessive trading described above also apply to any Underlying Funds in which the Fund invests.
Excessive Trading Practices Policy of Columbia Variable Portfolio - Government Money Market Fund
A money market fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Columbia Variable Portfolio - Government Money Market Fund shares. However, since frequent purchases and sales of Columbia Variable Portfolio - Government Money Market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Variable Portfolio - Government Money Market Fund) and disrupting portfolio management strategies, Columbia Variable Portfolio - Government Money Market Fund reserves the right, but has no obligation, to reject any purchase or transfer transaction at any time. Columbia Variable Portfolio - Government Money Market Fund has no limits on purchase or transfer transactions. In addition, Columbia Variable Portfolio - Government Money Market Fund reserves the right to impose or modify restrictions on purchases, transfers or trading of Fund shares at any time.
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Variable Portfolio Funds
Distributions and Taxes
References to the “Fund” throughout this section refer to each Fund, singularly or collectively, and Underlying Funds, as the context requires.
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases.
In the case of the Fund, because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not expect to make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board of Trustees (or its delegates).
Taxes and Your Investment
Taxation of the Fund: The Fund expects to be treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.
As a partnership that is not a “publicly traded partnership,” the Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of the Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. In addition, unlike mutual funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, the Fund is not required to meet any specific qualifying income or distribution requirements, although to the extent regulated investment companies invest in the Fund such requirements will be taken into account by the Fund.
Certain Fund income may be subject to tax in other countries, including withholding or other taxes on dividends, interest or capital gains. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company.
Taxation of Fund Shares: Shares of the Fund are only offered to separate accounts of participating insurance companies, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. Each participating insurance company, including each participating insurance company that is an affiliate of the Investment Manager, includes in its taxable income any net investment income derived from the investment of assets held in its separate accounts because the insurance company is considered the owner of these assets under federal income tax law. The insurance company may claim certain tax benefits associated with this investment income, which benefits may be greater with respect to the Fund than if the Fund were treated as a regulated investment company for U.S. federal income tax purposes. These benefits, which may include foreign tax credits (which can reduce the insurance company’s U.S. taxes on foreign source income) and the corporate dividends-received deduction (which is a tax deduction for the insurance company attributable to certain dividends received by the Fund), are not passed on to Contract owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. Please refer to your Contract prospectus for more information about the tax implications of your investment in the Contract. As long as your Contract continues to qualify for such favorable tax treatment, you will not be taxed currently on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions to the separate account and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in
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Distributions and Taxes (continued)
such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.” You should consult with the participating insurance company that issued your Contract, plan sponsor, or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Variable Portfolio Funds
Financial Highlights — VP – Managed Risk Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
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Financial Highlights — VP – Managed Risk Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$13.73	0.13	(2.50)	(2.37)
Year Ended 12/31/2021	$12.37	0.12	1.24	1.36
Year Ended 12/31/2020	$11.44	0.09	0.84	0.93
Year Ended 12/31/2019(d)	$10.48	0.15	0.81	0.96
Class 2
Year Ended 12/31/2022	$13.63	0.09	(2.46)	(2.37)
Year Ended 12/31/2021	$12.31	0.08	1.24	1.32
Year Ended 12/31/2020	$11.42	0.06	0.83	0.89
Year Ended 12/31/2019	$9.84	0.12	1.46	1.58
Year Ended 12/31/2018	$10.39	0.09	(0.64)	(0.55)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021	12/31/2020
Class 1	less than 0.01%	0.01%	0.01%
Class 2	less than 0.01%	0.01%	0.01%

(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
272	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – Managed Risk Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$11.36	(17.26%)	0.27% (c)	0.25% (c)	1.06%	113%	$3
Year Ended 12/31/2021	$13.73	10.99%	0.25% (c)	0.25% (c)	0.88%	116%	$3
Year Ended 12/31/2020	$12.37	8.13%	0.25% (c)	0.25% (c)	0.75%	89%	$3
Year Ended 12/31/2019(d)	$11.44	9.16%	0.25% (e)	0.25% (e)	1.57% (e)	37%	$3
Class 2
Year Ended 12/31/2022	$11.26	(17.39%)	0.52% (c)	0.50% (c)	0.78%	113%	$218,577
Year Ended 12/31/2021	$13.63	10.72%	0.50% (c)	0.50% (c)	0.63%	116%	$277,708
Year Ended 12/31/2020	$12.31	7.79%	0.50% (c)	0.50% (c)	0.49%	89%	$230,561
Year Ended 12/31/2019	$11.42	16.06%	0.51%	0.51%	1.12%	37%	$186,750
Year Ended 12/31/2018	$9.84	(5.29%)	0.61%	0.55%	0.85%	47%	$97,370

Prospectus 2023	273

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Variable Portfolio Funds
Financial Highlights — VP – Managed Risk U.S. Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	275

Variable Portfolio Funds
Financial Highlights — VP – Managed Risk U.S. Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$14.96	0.11	(2.65)	(2.54)
Year Ended 12/31/2021	$13.18	0.08	1.70	1.78
Year Ended 12/31/2020	$11.97	0.09	1.12	1.21
Year Ended 12/31/2019(d)	$10.75	0.10	1.12	1.22
Class 2
Year Ended 12/31/2022	$14.87	0.08	(2.64)	(2.56)
Year Ended 12/31/2021	$13.12	0.05	1.70	1.75
Year Ended 12/31/2020	$11.95	0.06	1.11	1.17
Year Ended 12/31/2019	$10.10	0.07	1.78	1.85
Year Ended 12/31/2018	$10.47	0.04	(0.41)	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
276	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – Managed Risk U.S. Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$12.42	(16.98%)	0.24% (c)	0.24% (c)	0.84%	114%	$3
Year Ended 12/31/2021	$14.96	13.51%	0.23% (c)	0.23% (c)	0.57%	113%	$3
Year Ended 12/31/2020	$13.18	10.11%	0.24%	0.24%	0.75%	94%	$3
Year Ended 12/31/2019(d)	$11.97	11.35%	0.25% (e)	0.25% (e)	1.02% (e)	24%	$3
Class 2
Year Ended 12/31/2022	$12.31	(17.22%)	0.48% (c)	0.48% (c)	0.59%	114%	$367,045
Year Ended 12/31/2021	$14.87	13.34%	0.48% (c)	0.48% (c)	0.32%	113%	$387,821
Year Ended 12/31/2020	$13.12	9.79%	0.49%	0.49%	0.46%	94%	$284,037
Year Ended 12/31/2019	$11.95	18.32%	0.52%	0.52%	0.61%	24%	$186,201
Year Ended 12/31/2018	$10.10	(3.53%)	0.67%	0.58%	0.41%	45%	$80,119

Prospectus 2023	277

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Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Conservative Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	279

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Conservative Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$14.16	0.20	(2.43)	(2.23)
Year Ended 12/31/2021	$13.76	0.16	0.24	0.40
Year Ended 12/31/2020	$12.70	0.15	0.91	1.06
Year Ended 12/31/2019(d)	$11.70	0.17	0.83	1.00
Class 2
Year Ended 12/31/2022	$14.07	0.15	(2.40)	(2.25)
Year Ended 12/31/2021	$13.71	0.11	0.25	0.36
Year Ended 12/31/2020	$12.68	0.15	0.88	1.03
Year Ended 12/31/2019	$11.33	0.23	1.12	1.35
Year Ended 12/31/2018	$11.63	0.17	(0.47)	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
280	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Conservative Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$11.93	(15.75%)	0.29% (c)	0.29% (c)	1.56%	147%	$422
Year Ended 12/31/2021	$14.16	2.91%	0.29% (c)	0.29% (c)	1.18%	195%	$421
Year Ended 12/31/2020	$13.76	8.35%	0.30%	0.30%	1.16%	132%	$363
Year Ended 12/31/2019(d)	$12.70	8.55%	0.31% (e)	0.31% (e)	1.57% (e)	139%	$53
Class 2
Year Ended 12/31/2022	$11.82	(15.99%)	0.54% (c)	0.54% (c)	1.22%	147%	$605,114
Year Ended 12/31/2021	$14.07	2.63%	0.54% (c)	0.54% (c)	0.81%	195%	$744,356
Year Ended 12/31/2020	$13.71	8.12%	0.55%	0.55%	1.15%	132%	$901,838
Year Ended 12/31/2019	$12.68	11.91%	0.57%	0.57%	1.90%	139%	$572,701
Year Ended 12/31/2018	$11.33	(2.58%)	0.57%	0.57%	1.45%	119%	$426,294

Prospectus 2023	281

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Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility ConservativeGrowth Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	283

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility ConservativeGrowth Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$15.58	0.17	(2.80)	(2.63)
Year Ended 12/31/2021	$14.73	0.13	0.72	0.85
Year Ended 12/31/2020	$13.47	0.14	1.12	1.26
Year Ended 12/31/2019(d)	$12.36	0.16	0.95	1.11
Class 2
Year Ended 12/31/2022	$15.47	0.13	(2.77)	(2.64)
Year Ended 12/31/2021	$14.67	0.09	0.71	0.80
Year Ended 12/31/2020	$13.44	0.11	1.12	1.23
Year Ended 12/31/2019	$11.79	0.20	1.45	1.65
Year Ended 12/31/2018	$12.32	0.15	(0.68)	(0.53)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
284	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility ConservativeGrowth Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$12.95	(16.88%)	0.28% (c)	0.28% (c)	1.23%	138%	$1,016
Year Ended 12/31/2021	$15.58	5.77%	0.28% (c)	0.28% (c)	0.85%	180%	$1,017
Year Ended 12/31/2020	$14.73	9.35%	0.29%	0.29%	1.06%	152%	$544
Year Ended 12/31/2019(d)	$13.47	8.98%	0.29% (e)	0.29% (e)	1.46% (e)	137%	$207
Class 2
Year Ended 12/31/2022	$12.83	(17.07%)	0.53% (c)	0.53% (c)	0.93%	138%	$1,211,320
Year Ended 12/31/2021	$15.47	5.45%	0.53% (c)	0.53% (c)	0.62%	180%	$1,634,712
Year Ended 12/31/2020	$14.67	9.15%	0.54%	0.54%	0.78%	152%	$1,694,592
Year Ended 12/31/2019	$13.44	14.00%	0.54%	0.54%	1.58%	137%	$1,520,725
Year Ended 12/31/2018	$11.79	(4.30%)	0.54%	0.54%	1.21%	101%	$1,300,981

Prospectus 2023	285

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Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Growth Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	287

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Growth Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$18.73	0.12	(3.72)	(3.60)
Year Ended 12/31/2021	$16.69	0.08	1.96	2.04
Year Ended 12/31/2020	$14.96	0.06	1.67	1.73
Year Ended 12/31/2019(d)	$13.62	0.11	1.23	1.34
Class 2
Year Ended 12/31/2022	$18.63	0.07	(3.69)	(3.62)
Year Ended 12/31/2021	$16.65	0.04	1.94	1.98
Year Ended 12/31/2020	$14.96	0.02	1.67	1.69
Year Ended 12/31/2019	$12.65	0.13	2.18	2.31
Year Ended 12/31/2018	$13.71	0.09	(1.15)	(1.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
288	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Growth Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$15.13	(19.22%)	0.25% (c)	0.25% (c)	0.73%	151%	$17,737
Year Ended 12/31/2021	$18.73	12.22%	0.25% (c)	0.25% (c)	0.46%	196%	$15,036
Year Ended 12/31/2020	$16.69	11.56%	0.25%	0.25%	0.42%	184%	$6,085
Year Ended 12/31/2019(d)	$14.96	9.84%	0.25% (e)	0.25% (e)	0.88% (e)	128%	$1,985
Class 2
Year Ended 12/31/2022	$15.01	(19.43%)	0.50% (c)	0.50% (c)	0.45%	151%	$10,527,029
Year Ended 12/31/2021	$18.63	11.89%	0.50% (c)	0.50% (c)	0.22%	196%	$14,007,272
Year Ended 12/31/2020	$16.65	11.30%	0.50%	0.50%	0.16%	184%	$12,503,225
Year Ended 12/31/2019	$14.96	18.26%	0.49%	0.49%	0.91%	128%	$11,450,160
Year Ended 12/31/2018	$12.65	(7.73%)	0.49%	0.49%	0.65%	74%	$9,820,308

Prospectus 2023	289

[This page intentionally left blank]

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Moderate Growth Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	291

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Moderate Growth Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$18.73	0.16	(3.52)	(3.36)
Year Ended 12/31/2021	$17.18	0.13	1.42	1.55
Year Ended 12/31/2020	$15.53	0.13	1.52	1.65
Year Ended 12/31/2019(d)	$14.19	0.13	1.21	1.34
Class 2
Year Ended 12/31/2022	$18.62	0.12	(3.50)	(3.38)
Year Ended 12/31/2021	$17.13	0.08	1.41	1.49
Year Ended 12/31/2020	$15.52	0.08	1.53	1.61
Year Ended 12/31/2019	$13.36	0.18	1.98	2.16
Year Ended 12/31/2018	$14.19	0.13	(0.96)	(0.83)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
292	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – Managed Volatility Moderate Growth Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$15.37	(17.94%)	0.25% (c)	0.25% (c)	1.00%	149%	$13,442
Year Ended 12/31/2021	$18.73	9.02%	0.25% (c)	0.25% (c)	0.69%	184%	$11,155
Year Ended 12/31/2020	$17.18	10.63%	0.25%	0.25%	0.82%	163%	$4,268
Year Ended 12/31/2019(d)	$15.53	9.44%	0.24% (e)	0.24% (e)	1.01% (e)	138%	$1,093
Class 2
Year Ended 12/31/2022	$15.24	(18.15%)	0.50% (c)	0.50% (c)	0.71%	149%	$12,237,609
Year Ended 12/31/2021	$18.62	8.70%	0.49% (c)	0.49% (c)	0.47%	184%	$16,364,939
Year Ended 12/31/2020	$17.13	10.37%	0.50%	0.50%	0.51%	163%	$15,841,609
Year Ended 12/31/2019	$15.52	16.17%	0.49%	0.49%	1.25%	138%	$15,229,993
Year Ended 12/31/2018	$13.36	(5.85%)	0.49%	0.49%	0.90%	92%	$13,743,943

Prospectus 2023	293

[This page intentionally left blank]

Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Conservative Growth Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	295

Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Conservative Growth Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$14.45	0.16	(2.55)	(2.39)
Year Ended 12/31/2021	$13.41	0.10	0.94	1.04
Year Ended 12/31/2020	$12.63	0.09	0.69	0.78
Year Ended 12/31/2019(c)	$11.47	0.20	0.96	1.16
Class 2
Year Ended 12/31/2022	$14.34	0.11	(2.51)	(2.40)
Year Ended 12/31/2021	$13.34	0.06	0.94	1.00
Year Ended 12/31/2020	$12.60	0.11	0.63	0.74
Year Ended 12/31/2019	$10.97	0.17	1.46	1.63
Year Ended 12/31/2018	$11.25	0.11	(0.39)	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
296	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Conservative Growth Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$12.06	(16.54%)	0.30%	0.30%	1.29%	149%	$306
Year Ended 12/31/2021	$14.45	7.76%	0.30%	0.30%	0.70%	179%	$144
Year Ended 12/31/2020	$13.41	6.18%	0.32%	0.32%	0.74%	243%	$97
Year Ended 12/31/2019(c)	$12.63	10.11%	0.32% (d)	0.32% (d)	1.98% (d)	156%	$3
Class 2
Year Ended 12/31/2022	$11.94	(16.74%)	0.55%	0.55%	0.88%	149%	$305,808
Year Ended 12/31/2021	$14.34	7.50%	0.55%	0.55%	0.45%	179%	$374,527
Year Ended 12/31/2020	$13.34	5.87%	0.56%	0.56%	0.84%	243%	$417,276
Year Ended 12/31/2019	$12.60	14.86%	0.59%	0.59%	1.42%	156%	$288,927
Year Ended 12/31/2018	$10.97	(2.49%)	0.65%	0.65%	0.99%	51%	$139,061

Prospectus 2023	297

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Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Growth Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	299

Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Growth Fund (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$17.26	0.08	(3.28)	(3.20)
Year Ended 12/31/2021	$14.91	0.01	2.34	2.35
Year Ended 12/31/2020	$14.19	0.05	0.67	0.72
Year Ended 12/31/2019(d)	$12.62	0.06	1.51	1.57
Class 2
Year Ended 12/31/2022	$17.14	0.03	(3.24)	(3.21)
Year Ended 12/31/2021	$14.84	(0.03)	2.33	2.30
Year Ended 12/31/2020	$14.16	0.02	0.66	0.68
Year Ended 12/31/2019	$11.78	0.08	2.30	2.38
Year Ended 12/31/2018	$12.26	0.05	(0.53)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
300	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Growth Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$14.06	(18.54%)	0.27%	0.27%	0.51%	173%	$6,360
Year Ended 12/31/2021	$17.26	15.76%	0.27% (c)	0.27% (c)	0.06%	189%	$4,884
Year Ended 12/31/2020	$14.91	5.07%	0.28%	0.28%	0.34%	279%	$936
Year Ended 12/31/2019(d)	$14.19	12.44%	0.30% (e)	0.30% (e)	0.52% (e)	132%	$132
Class 2
Year Ended 12/31/2022	$13.93	(18.73%)	0.52%	0.52%	0.22%	173%	$3,542,085
Year Ended 12/31/2021	$17.14	15.50%	0.52% (c)	0.52% (c)	(0.20%)	189%	$4,354,064
Year Ended 12/31/2020	$14.84	4.80%	0.53%	0.53%	0.14%	279%	$3,611,822
Year Ended 12/31/2019	$14.16	20.20%	0.54%	0.54%	0.57%	132%	$3,032,993
Year Ended 12/31/2018	$11.78	(3.92%)	0.55%	0.55%	0.38%	44%	$1,705,527

Prospectus 2023	301

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Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Moderate Growth Fund
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect any fees and expenses imposed under your Contract; such fees and expenses would reduce the total return for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2023	303

Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Moderate Growth Fund (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2022	$15.84	0.12	(2.87)	(2.75)
Year Ended 12/31/2021	$14.18	0.07	1.59	1.66
Year Ended 12/31/2020	$13.41	0.08	0.69	0.77
Year Ended 12/31/2019(d)	$12.05	0.20	1.16	1.36
Class 2
Year Ended 12/31/2022	$15.74	0.08	(2.84)	(2.76)
Year Ended 12/31/2021	$14.12	0.02	1.60	1.62
Year Ended 12/31/2020	$13.38	0.06	0.68	0.74
Year Ended 12/31/2019	$11.38	0.13	1.87	2.00
Year Ended 12/31/2018	$11.76	0.09	(0.47)	(0.38)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(e)	Annualized.
304	Prospectus 2023

Variable Portfolio Funds
Financial Highlights — VP – U.S. Flexible Moderate Growth Fund (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class 1
Year Ended 12/31/2022	$13.09	(17.36%)	0.28%	0.28%	0.87%	151%	$3,423
Year Ended 12/31/2021	$15.84	11.71%	0.28% (c)	0.28% (c)	0.44%	175%	$2,959
Year Ended 12/31/2020	$14.18	5.74%	0.29%	0.29%	0.63%	232%	$1,583
Year Ended 12/31/2019(d)	$13.41	11.29%	0.30% (e)	0.30% (e)	1.84% (e)	125%	$299
Class 2
Year Ended 12/31/2022	$12.98	(17.54%)	0.53%	0.53%	0.57%	151%	$1,865,608
Year Ended 12/31/2021	$15.74	11.47%	0.53% (c)	0.53% (c)	0.16%	175%	$2,330,831
Year Ended 12/31/2020	$14.12	5.53%	0.54%	0.54%	0.48%	232%	$2,066,289
Year Ended 12/31/2019	$13.38	17.57%	0.55%	0.55%	1.05%	125%	$1,832,787
Year Ended 12/31/2018	$11.38	(3.23%)	0.56%	0.56%	0.74%	42%	$1,142,028

Prospectus 2023	305

Variable Portfolio Funds
Appendix A
Underlying Funds — Investment Objectives and Strategies
The following is a brief description of the investment objectives and principal investment strategies of certain of the Underlying Funds (which are referred to as Funds in the descriptions below) in which the Fund may invest as part of its principal investment strategies. The Investment Manager may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. The Investment Manager does not necessarily invest Fund assets in each of the Underlying Funds listed below. Additional information regarding the Underlying Funds is available in their prospectuses and SAIs. This prospectus is not an offer for any of the Underlying Funds. For copies of prospectuses of the Underlying Funds, which contains this and other information, call 800.345.6611. Read the prospectuses carefully before you invest.
Columbia Variable Portfolio – Contrarian Core Fund
Columbia Variable Portfolio – Contrarian Core Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the Fund’s investment manager believes are undervalued and have the potential for long-term growth and current income.
The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the information technology sector.
Columbia Variable Portfolio – Disciplined Core Fund
Columbia Variable Portfolio – Disciplined Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest in derivatives, such as futures (including equity futures and index futures) for cash equitization purposes.
In pursuit of the Fund’s objective, the portfolio managers employ a process that applies fundamental investment concepts in a systematic framework seeking to identify and exploit mispriced stocks. The Fund benefits from collaboration between quantitative and fundamental research to create sector and industry-specific multi-factor stock selection models, which are utilized by the portfolio managers when constructing a diversified portfolio.
Columbia Variable Portfolio – Dividend Opportunity Fund
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend-paying stocks is the primary decision in building the investment portfolio. The Fund invests principally in securities of companies believed to be attractively valued and to have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.
A-1	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
Columbia Variable Portfolio – Emerging Markets Bond Fund
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Latin America region along with the Middle East and North Africa region. The Fund can invest in emerging market sovereign debt instruments of any credit quality, including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield” investments or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including interest rate futures), and swaps (including credit default swaps and credit default swap indexes) for hedging and investment purposes.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions. The Fund also invests in money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles).
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Variable Portfolio – Emerging Markets Fund
Columbia Variable Portfolio – Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. The Fund may also gain exposure to such companies through investment in depositary receipts. The Fund may seek investment exposure to Chinese companies operating in certain sectors using a structure known as a variable interest entity (a VIE), rather than an equity ownership in the Chinese company. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.
The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. However, the Fund has invested substantially in the consumer discretionary, financial services and information technology sectors and may continue to invest
Prospectus 2023	A-2

Variable Portfolio Funds
Appendix A (continued)
substantially in these or other sectors in the future. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.
Columbia Variable Portfolio – Global Strategic Income Fund
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in debt obligations of issuers located in at least three different countries (which may include the U.S.). Debt obligations include debt securities and instruments, including money market instruments, either issued or guaranteed as to principal and interest by (i) the U.S. Government, its agencies, authorities or instrumentalities, (ii) non-U.S. governments, their agencies, authorities or instrumentalities, or (iii) corporate or other non-governmental entities. The Fund may invest in debt securities and instruments across the credit quality spectrum and, at times, may invest significantly in below investment-grade fixed-income securities and instruments (commonly referred to as “high yield” investments or “junk bonds”) in seeking to achieve higher dividends and/or capital appreciation.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
Under normal circumstances, the Fund invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. From time to time, the Fund may focus its investments in certain countries or geographic areas and may invest in issuers in emerging markets. The Fund may at times emphasize one or more sectors in selecting its investments.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in mortgage- and other asset-backed securities.
The Fund may enter into various currency-, interest rate- and credit-related transactions involving derivative instruments. The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures contracts (including currency, index, interest rate, and other bond futures), and swap contracts (including credit default swaps, credit default swap indexes, inflation rate swaps, interest rate swaps, and total return swaps). The use of these derivative instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates, credit risks and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to leverage exposures and produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements, assessments of market conditions, macroeconomic analysis and qualitative valuation analysis.
Columbia Variable Portfolio – Government Money Market Fund
Columbia Variable Portfolio – Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
A-3	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
The Fund invests at least 99.5% of its total assets in government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. For purposes of this policy, “government securities” are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.
The Fund typically invests in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Fund may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed delivery or forward commitment basis (including U.S. Treasury floating rate notes). The Fund invests in a portfolio of securities maturing in 397 days or less (as maturity is calculated by U.S. Securities and Exchange Commission (SEC) rules governing the operation of money market funds) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act), and other rules of the SEC. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities. The Fund will only purchase government securities, cash, repurchase agreements collateralized solely by government securities or cash, and up to 0.5% of the Fund’s total assets may be invested in other securities that present minimal credit risk as determined by Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), pursuant to guidelines approved by the Fund’s Board of Trustees.
The Board of Trustees of the Fund has determined that the Fund will not be subject to liquidity fees and redemption gates at this time.
Columbia Variable Portfolio – High Yield Bond Fund
Columbia Variable Portfolio – High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as floating rate loans rated below investment grade by nationally recognized statistical rating organizations, or if unrated, determined to be of comparable quality.
The Fund may invest up to 25% of its net assets in debt instruments of foreign issuers.
Corporate debt instruments in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, more emphasis is put on credit risk by the portfolio managers in selecting investments than either maturity or duration.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity determinations and certain regulatory restrictions.
Prospectus 2023	A-4

Variable Portfolio Funds
Appendix A (continued)
Columbia Variable Portfolio – Income Opportunities Fund
Columbia Variable Portfolio - Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.
Under normal market conditions, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt instruments include corporate debt securities as well as bank loans. The Fund will purchase only debt instruments rated B or above, or if unrated, determined to be of comparable quality. If a debt instrument falls below a B rating after investment by the Fund, the Fund may continue to hold the instrument.
The Fund may invest up to 25% of its net assets in foreign investments.
Corporate debt instruments in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, more emphasis is put on credit risk by the portfolio managers in selecting investments than either maturity or duration.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Columbia Variable Portfolio – Intermediate Bond Fund
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Bloomberg U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.
The Fund may invest in derivatives, such as futures contracts (including interest rate futures) and swap contracts (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
While the Fund may invest in securities of any maturity, under normal circumstances, the Fund’s dollar-weighted average maturity will be between three and ten years.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Variable Portfolio – Large Cap Growth Fund
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
A-5	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Growth Index (the Index). These companies have market capitalizations in the range of companies in the Index at the time of purchase (between $457.1 million and $2.61 trillion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund invests primarily in common stocks of companies that the investment manager believes have long-term competitive advantages and have the potential for sustainable, above-average, revenue and earnings growth. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
Columbia Variable Portfolio – Large Cap Index Fund
Columbia Variable Portfolio – Large Cap Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the Standard & Poor’s (S&P) 500 Index (the Index). The Fund may invest in derivatives, such as futures (including equity index futures), for cash equitization purposes.
Different common stocks have different weightings in the Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the Index, Columbia Management Investment Advisers, LLC (the Investment Manager) attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the Index. This is referred to as a passive or indexing approach to investing. As a result of the Fund’s indexing approach to investing, the Fund will typically emphasize within the portfolio those economic sectors emphasized by the Index, such as the information technology sector. The Fund may buy shares of Ameriprise Financial, Inc., an affiliate of the Investment Manager, which is currently included in the Index, subject to certain restrictions.
Columbia Variable Portfolio – Limited Duration Credit Fund
Columbia Variable Portfolio - Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. The Fund primarily invests in debt securities with short- and intermediate-term maturities generally similar to those included in the Fund’s benchmark index, the Bloomberg U.S. 1-5 Year Corporate Index (the Index). The Fund may invest up to 15% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund’s duration is managed to help reduce volatility associated with changes in interest rates. Under normal conditions, the Fund will target duration to be similar to or lower than that of the Index, but will not exceed that of the Index by more than one year. As of March 31, 2023, the duration of the Index was 2.68 years.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest up to 25% of its net assets in foreign investments.
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund’s investments may include debt instruments of governments throughout the world (including the U.S., other developed markets, and emerging markets) as well as
Prospectus 2023	A-6

Variable Portfolio Funds
Appendix A (continued)
their agencies and instrumentalities, government-sponsored enterprises, states or other political subdivisions within the U.S. or its territories, sovereign and quasi-sovereign issuers, and non-governmental issuers (i.e., corporations or similar entities) throughout the world. The Fund may also invest in mortgage- and other asset backed securities. Although the Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds), the Fund will primarily invest in investment grade securities. Investment grade is defined as rated Baa3/BBB or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch. If only two of the three rating agencies rate the security, the lower rating is issued to determine its eligibility. If only one of the three rating agencies rates a security, the rating must be investment-grade.
The Fund may invest up to 25% of its net assets in U.S. dollar-denominated foreign debt securities and instruments, including those of foreign governments, non-governmental issuers or other entities, and up to 20% of its net assets in preferred stock.
Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be ten years or longer. The Fund may invest opportunistically in bonds with maturities lower than 10 years.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Columbia Variable Portfolio – Overseas Core Fund
Columbia Variable Portfolio – Overseas Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of foreign companies. The Fund may invest up to 20% of its net assets in emerging market countries. The Fund may invest directly in foreign equity securities, such as common and preferred stock, or indirectly through mutual funds and closed-end funds, as well as depositary receipts. The Fund may invest in securities of or relating to issuers believed to be undervalued (i.e., “value” stocks), represent growth opportunities (i.e., “growth” stocks), or both. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies.
The Fund may invest in companies involved in initial public offerings, tender offers, mergers, other corporate restructurings and other special situations. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Fund may also invest in equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows.
Columbia Variable Portfolio – Select Large Cap Equity Fund
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s (S&P) 500 Index (the Index). The market capitalization range of the companies included within the Index was $2.6 billion to $2.6 trillion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change.
A-7	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks, convertible securities and may invest in exchange-traded funds. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 45 and 65 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Variable Portfolio – Select Large Cap Value Fund
Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $457.1 million and $620.7 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund’s Board of Trustees may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 40 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Variable Portfolio – Select Mid Cap Growth Fund
Columbia Variable Portfolio – Select Mid Cap Growth Fund (the Fund) seeks to provide shareholders with growth of capital.
Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. For these purposes, midcap companies are considered to be companies whose market capitalization falls within the market capitalization range of the companies that comprise the Russell Midcap® Index (the Index) at the time of purchase (between $457.1 million and $58.8 billion as of March 31, 2023). The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund invests primarily in common stocks of companies believed to have the potential for long-term, above-average earnings growth but may invest in companies for their short, medium or long-term prospects. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the health care and information technology sectors.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
Prospectus 2023	A-8

Variable Portfolio Funds
Appendix A (continued)
Columbia Variable Portfolio – Select Mid Cap Value Fund
Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index) (between $457.1 million and $52.5 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund normally invests in common stocks and also may invest in real estate investment trusts. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 50 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Variable Portfolio – Select Small Cap Value Fund
Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of small capitalization issuers. These companies have market capitalizations in the range of companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $5.5 million and $6.8 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change. The Fund’s Board of Trustees may change the parameters by which smaller market capitalization is defined if it concludes such a change is appropriate.
The Fund invests substantially in securities of U.S. issuers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund also invests substantially in “value” companies. The Fund considers “value” companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or as compared with issuers in the same or similar industry or sector. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund also may invest in real estate investment trusts. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 45 and 55 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
Columbia Variable Portfolio – Small Cap Value Fund
Columbia Variable Portfolio – Small Cap Value Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index (the Index) at the time of purchase (between $5.5 million and $6.8 billion as of March 31, 2023) that the Fund’s investment manager believes are undervalued and have the potential for long-term growth. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector.
Columbia Variable Portfolio – Small Company Growth Fund
Columbia Variable Portfolio – Small Company Growth Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index (the Index) at the time of purchase (between $5.5 million and $7.9 billion as of March 31, 2023). The market capitalization range and composition of the companies in the Index are subject to change.
A-9	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
The Fund invests primarily in common stocks of companies believed to have the potential for long-term, above-average earnings growth but may invest in companies for their short, medium or long-term prospects. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the health care, industrials and information technology sectors.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Variable Portfolio – Strategic Income Fund
Columbia Variable Portfolio – Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund has substantial exposure to fixed-income/debt markets. The Fund has the flexibility to invest in any sector of the fixed-income/debt market and across the credit quality spectrum. The Fund may invest in U.S. Government bonds and notes (including those of its agencies and instrumentalities, and of government-sponsored enterprises), U.S. and international (including developed, developing and emerging markets) bonds and notes, investment grade corporate (or similar) bonds and notes, mortgage- and other asset-backed securities, high yield (i.e., “junk”) instruments, floating rate loans and other floating rate debt securities, inflation-protected/linked securities, convertible securities, cash/cash equivalents, as well as foreign government, sovereign and quasi-sovereign debt investments. The Fund’s investments may include non-U.S. dollar denominated instruments. The Fund may also invest in preferred securities. The Fund does not seek to maintain a particular dollar-weighted average maturity or duration target.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts for investment and hedging purposes), futures (including bond futures for managing yield curve and duration risk, and index and interest rate futures for hedging and managing interest exposure), options (including options on listed futures for hedging purposes), options on swaps (commonly known as swaptions) for hedging purposes, and swaps (including credit default swaps, credit default swap indexes, inflation rate and interest rate swaps for hedging purposes, and total return swaps for managing market exposure). The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets to meet its segregation obligations as a result of its investments in derivatives. The Fund’s use of derivatives creates leverage (market exposure in excess of the Fund’s assets) in the Fund’s portfolio. The Fund may invest in interest-only (IO) and principal-only (PO) bonds (commonly known as stripped securities) for investment purposes.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
The Fund’s assets primarily are invested in mortgage-related securities. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. This includes, but is not limited to, Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S.
Prospectus 2023	A-10

Variable Portfolio Funds
Appendix A (continued)
Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures (including interest rate futures) to manage duration and yield curve exposure and to manage exposure to movements in interest rates. The Fund’s use of derivatives creates leverage (market exposure in excess of the Fund’s assets) in the Fund’s portfolio.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Short-Term Cash Fund
Columbia Short-Term Cash Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government, its agencies or instrumentalities, bank certificates of deposit, bankers’ acceptances, letters of credit, commercial paper, including asset-backed commercial paper, and repurchase agreements. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities in the event that such investments would be appropriate for the Fund in seeking to achieve its objective, including, for example, if the interest rate environment is such that these investments are expected to provide higher rates of return than other money market instruments. The Fund may invest less than 25% in such investments if the interest rate environment is such that other money market instruments are expected to provide a higher rate of return. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis (including U.S. Treasury floating rate notes). The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Although the Fund’s shares are priced with a floating NAV, capital appreciation is not expected to play a role in the Fund’s return. The Fund’s yield generally will vary from day to day.
The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the SEC for money market funds. For example, the Fund:
■	Buys securities determined to present minimal credit risk by Columbia Management Investment Advisers, LLC (the Investment Manager).
■	Limits its U.S. dollar-weighted average portfolio maturity to 60 days or less and its U.S. dollar-weighted average life to 120 days or less.
■	Buys obligations with remaining maturities of 397 days or less (as maturity is calculated by SEC rules governing the operation of money market funds).
■	Buys only obligations that are denominated in U.S. dollars.
The Fund is offered only to other Columbia Funds.
A-11	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
CTIVP® – American Century Diversified Bond Fund
CTIVP® - American Century Diversified Bond Fund (the Fund) seeks to provide shareholders with a high level of current income.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Bloomberg U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it may assume increased credit risk by investing in below investment-grade fixed-income securities (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. Government. Securities issued or guaranteed by other U.S. Government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.
The Fund may invest up to 25% of its net assets in debt instruments of foreign issuers, including issuers in emerging markets.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to
Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including interest rate futures) and swaps (including credit default swaps and credit default swap indexes) in an effort to manage interest rate exposure, to produce incremental earnings, to hedge existing positions, and to increase market exposure and investment flexibility.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed by the management team to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Bloomberg World Government Inflation-Linked Bond Index USD Hedged (the Index). The Fund seeks to maintain an average duration that is within a range of plus or minus 20% of the duration of the Index.
Under normal circumstances, the Fund invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Fund considers a company to conduct its
Prospectus 2023	A-12

Variable Portfolio Funds
Appendix A (continued)
principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including interest rate, other bond, and index futures), options (including options on futures and indices) and swaps (including interest rate swaps and inflation rate swaps). The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, to increase flexibility, to produce incremental earnings, and to manage duration, yield curve and interest rate exposure. The Fund’s use of derivatives creates leverage (market exposure in excess of the Fund’s assets) in the Fund’s portfolio.
The management team may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
CTIVP® – CenterSquare Real Estate Fund
CTIVP® – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs) and real estate investment trusts (REITs). The Fund may invest in companies that have market capitalizations of any size.
CTIVP® – MFS® Value Fund
CTIVP® - MFS® Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund’s assets are invested primarily in equity securities. The Fund invests primarily in stocks of companies that are believed to be undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector.
Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, equity interests in real estate investment trusts (REITs) and depositary receipts for such securities. While the Fund may invest its assets in companies of any size, the Fund generally focuses on large-capitalization companies. Large-capitalization companies are defined by the Fund as those companies with market capitalizations of at least $5 billion at the time of purchase.
CTIVP® – Morgan Stanley Advantage Fund
CTIVP® - Morgan Stanley Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal market conditions, the Fund has exposure to equity securities. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants to purchase common stocks, exchange-traded funds (ETFs), and limited partnership interests. While the Fund may invest in companies of any size, the Fund primarily focuses on large capitalization companies that fall within the range of the Russell 1000®
A-13	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
Growth Index (the Index). The market capitalization range of the companies included within the Index was $457.1 million to $2.6 trillion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest up to 15% of its net assets in foreign investments, including emerging market investments. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments, including the consumer discretionary and information technology sectors. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
CTIVP® – Principal Blue Chip Growth Fund
CTIVP® – Principal Blue Chip Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund invests primarily in equity securities of large-capitalization companies believed to have the potential for long-term growth. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $457.1 million and $2.6 trillion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities, including emerging market securities, directly or indirectly through depositary receipts.
The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector. The Fund will typically invest in a limited number of companies.
The Fund invests in issuers that display characteristics of a “blue chip” company. Blue chip companies typically display some or all of the following characteristics: (1) large, well-established and financially sound companies; (2) issuers with market capitalizations in the billions; (3) are considered market leaders or among the top three companies in its sector; and (4) commonly considered household names.
CTIVP® – TCW Core Plus Bond Fund
CTIVP® - TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. Other obligations include any other security or instrument in which there is a requirement or obligation to repay money borrowed. For purposes of its 80% test, the Fund treats investment in loans as “debt securities,” even though loans may not be “securities” under certain of the federal securities laws. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.
Up to 25% of the Fund’s net assets may be invested in foreign investments (including in emerging markets), which may include investments of up to 20% of the Fund’s assets in non-U.S. dollar denominated securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
Prospectus 2023	A-14

Variable Portfolio Funds
Appendix A (continued)
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts) and futures contracts (including interest rate futures) for hedging purposes and to manage duration of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may also hold/invest in cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments, including for the purpose of covering its obligations with respect to, or that may result from, the Fund’s investments in derivatives.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
CTIVP® – T. Rowe Price Large Cap Value Fund
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital and income.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large-capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $457.1 million and $620.7 billion as of March 31, 2023). The market capitalization range and composition of companies in the Index are subject to change.
In addition to investments in larger capitalization companies, the Fund may also invest in securities of small-capitalization companies.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities directly or indirectly through depositary receipts. The Fund’s subadviser seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but, in the opinion of the subadviser, have good prospects for capital appreciation. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services and health care sectors.
CTIVP® – Victory Sycamore Established Value Fund
CTIVP® – Victory Sycamore Established Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap® Value Index (the Index). The market capitalization range of the companies included within the Index was $457.1 million to $52.5 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may invest in depositary receipts. As a result of the bottom-up stock selection process, Victory Capital Management Inc. from time to time may find more compelling investment opportunities in certain economic sectors, such as the industrials sector.
CTIVP® – Westfield Mid Cap Growth Fund
CTIVP® – Westfield Mid Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. The Fund defines mid-capitalization companies as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index (the Index). The market capitalization range of the companies
A-15	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
included within the Index was $457.1 million to $58.8 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners Core Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund invests primarily in securities like those included in the Bloomberg U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government and its agencies and instrumentalities, corporate bonds, and mortgage- and asset-backed securities. The Fund may invest in mortgage dollar rolls and reverse repurchase agreements. The Fund may also invest in foreign debt instruments denominated in U.S. dollars or in foreign currencies. The Fund may also invest in loans and loan participations.
The Fund may invest in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest in derivatives, such as futures (including interest rate futures to manage duration and curve risk), options (including options on futures for hedging interest rates), swaps (including credit default swaps) and forwards (including foreign exchange forwards for hedging and/or investment purposes).
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners Core Equity Fund
Variable Portfolio – Partners Core Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities. Equity securities include, for example, common stock, preferred stock and convertible securities. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities directly or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology and health care sectors.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners International Core Equity Fund
Variable Portfolio – Partners International Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of foreign issuers, located or traded in countries other than the U.S., that are believed to offer strong growth potential. While the Fund may invest in companies of any size, under normal circumstances, the Fund generally invests its assets in companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index (the Index) at the time of purchase. The market capitalization range of the companies included within the Index was $2.2 billion
Prospectus 2023	A-16

Variable Portfolio Funds
Appendix A (continued)
to $460.6 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may invest directly in foreign securities or indirectly through depositary receipts. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia Pacific region and Europe. The Fund may at times emphasize one or more sectors in selecting its investments.
Environmental, social and governance (ESG) characteristics (where available for an issuer) are integrated into the Fund’s investment process. ESG characteristics are one of several factors that contribute to the overall evaluation of the risk and return potential of an investment.
Variable Portfolio – Partners International Growth Fund
Variable Portfolio – Partners International Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund’s assets are primarily invested in equity securities of foreign issuers as well as depositary receipts. Equity securities include common stocks, preferred stocks, and securities convertible into common stock. The Fund may also invest in exchange-traded funds (ETFs). From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia Pacific region and Europe. The Fund may also invest up to 20% of its net assets in securities that provide exposure to emerging markets. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may at times emphasize one or more sectors in selecting its investments, including the industrials sector and the information technology sector. Under normal circumstances, the Fund will emphasize investments in issuers that the portfolio managers consider to be “growth” companies.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners International Value Fund
Variable Portfolio – Partners International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio managers determine to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts. The Fund may also invest in exchange-traded funds (ETFs). The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may also invest up to 20% of its net assets in securities of companies in emerging market countries.
Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia Pacific region and Europe.
Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of
A-17	Prospectus 2023

Variable Portfolio Funds
Appendix A (continued)
the companies included within the Index was $5.5 million to $7.9 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio. Each subadviser employs an active investment strategy. One or more of the Fund’s subadvisers use quantitative methods to identify investment opportunities and construct their portion of the Fund’s portfolio.
Variable Portfolio – Partners Small Cap Value Fund
Variable Portfolio - Partners Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, that falls within the range of the Russell 2000® Value Index (the Index) or up to $2.5 billion, whichever is greater. The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was $5.5 million to $6.8 billion as of March 31, 2023. The market capitalization range and composition of companies in the Index are subject to change. The Fund may invest in any type of security, including common stocks and depositary receipts. The Fund may also invest in exchange-traded funds (ETFs).
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may at times emphasize one or more sectors in selecting its investments, including the financial services and industrials sectors. The Fund also may invest in real estate investment trusts.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio. Each of the subadvisers employs an active investment strategy that focuses on small cap companies in an attempt to take advantage of what are believed to be undervalued securities.
Prospectus 2023	A-18

Variable Portfolio Funds
Appendix B
Underlying Funds — Principal Risks
The ability of each Fund to meet its investment objective is directly related to its allocation among the Underlying Funds and the ability of the Underlying Funds to meet their investment objectives, as well as the investment performance of the Funds’ other investments.  The following is a brief description of certain of the principal risks associated with investments in the Underlying Funds in which the Funds may invest as part of their principal investment strategies.  The Funds are subject indirectly to these risks through their investments in the Underlying Funds, and are also subject directly to certain of these risks to the extent they invest in individual securities and other instruments, as described in Principal Risks above. Additional information regarding the principal risks associated with investment in the Underlying Funds is available in the applicable Underlying Fund’s prospectus and Statement of Additional Information.  This prospectus is not an offer for any of the Underlying Funds.
The references in each case to the “Fund” within each of the below risks descriptions in this Appendix B refers to the Underlying Fund(s) that the Funds may invest in.
Active Management Risk. Certain Funds are actively managed by their portfolio managers. Certain other Funds are managed based primarily on quantitative methods, with the portfolio managers conducting a qualitative review of the quantitative output. In either case, the Funds could underperform their benchmark indices and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Closed-End Investment Company Risk. Closed-end investment companies frequently trade at a discount to their NAV, which may affect whether the Fund will realize gain or loss upon its sale of the closed-end investment company’s shares. Closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility.
Confidential Information Access Risk. The portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the securities within the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. The Fund, unlike the Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Index can hold. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
B-1	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or
Prospectus 2023	B-2

Variable Portfolio Funds
Appendix B (continued)
performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of
B-3	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Environmental, Social and Governance Integrated Risk. The Fund’s consideration of issuer ESG characteristics may cause the Fund to invest in, forego investing in, or sell securities of issuers, including issuers within certain sectors, regions and countries that could negatively impact Fund performance, including relative to a benchmark or other funds that do not consider environmental, social and corporate governance data, or funds that do but make different investment decisions based thereon. ESG characteristics are not the only factors considered and as a result, the Fund’s investments may not have favorable ESG characteristics or ratings.
Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the
Prospectus 2023	B-4

Variable Portfolio Funds
Appendix B (continued)
Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified when the Fund invests in frontier market countries. Increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist and similar measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■	Asia Pacific Region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
■	Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies
B-5	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
■	Greater China. The Greater China region consists of Hong Kong, The People's Republic of China and Taiwan, among other countries, and the Fund's investments in the region are particularly susceptible to risks in that region. These economies can be significantly affected by currency fluctuations and increasing competition from other emerging economies. Adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, or that the contracts are otherwise not enforceable under Chinese law. In any of these cases a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
■	Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a
Prospectus 2023	B-6

Variable Portfolio Funds
Appendix B (continued)
result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
■	Latin America Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
■	Middle East and North Africa Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Middle East and North Africa region. These include the risk of local and regional conflicts including terrorist activity, religious, ethnic and/or socio-economic unrest, acts of war or other conflicts in the region and elevated risks of volatile interest rates, excessive inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Middle Eastern and North African economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Highly Leveraged Transactions Risk. The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
B-7	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Due to the expenses and costs of an underlying fund being shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such underlying funds. The Investment Manager typically selects underlying funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated underlying funds) and will select an unaffiliated underlying fund only if the desired investment exposure is not available through an affiliated fund.  The Investment Manager has a conflict of interest in selecting affiliated underlying funds over unaffiliated underlying funds because it receives management fees from affiliated underlying funds, and it has a conflict in selecting among affiliated underlying funds, because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated underlying funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in other underlying funds, including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund is not identified in a timely manner or at all. The underlying funds may not achieve their investment objective. The Fund, through its investment in underlying funds, may not achieve its investment objective.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies)
Prospectus 2023	B-8

Variable Portfolio Funds
Appendix B (continued)
because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
■	Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR Replacement Risk. The elimination of London Inter-bank Offered Rate (LIBOR), among other “inter-bank offered” reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may
B-9	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, and the Fund, to enforce its rights in the event of a default, bankruptcy or similar situation, may need to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Prospectus 2023	B-10

Variable Portfolio Funds
Appendix B (continued)
Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Investors have more limited rights to vote on matters affecting the partnership. Investments are also subject to certain tax risks and conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Money Market Fund Risk (For Columbia Variable Portfolio - Government Money Market Fund). Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the NAV of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Money Market Fund Risk (For Columbia Short-Term Cash Fund). At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid
B-11	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board determines that imposing such a fee is not in the best interests of the Fund or the Board determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may
Prospectus 2023	B-12

Variable Portfolio Funds
Appendix B (continued)
not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model's assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Regulatory Risk — Money Market Funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. The SEC has proposed amendments to money market fund regulation that would, among other things, increase the minimum daily and weekly liquid asset requirements and, for institutional prime money market funds such as Columbia Short-Term Cash Fund, remove liquidity fees and redemption gate provisions and require such funds to use swing pricing. Such amendments may, if adopted, impact the management of the Fund.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Repurchase Agreements  Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk (the risk that losses may be greater than the amount invested). Leverage can create an interest
B-13	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors . Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Consumer Discretionary Sector. The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.
■	Energy Sector. The Fund is more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.
■	Financial Services Sector. The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Prospectus 2023	B-14

Variable Portfolio Funds
Appendix B (continued)
■	Health Care Sector. The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
■	Industrials Sector. The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent
B-15	Prospectus 2023

Variable Portfolio Funds
Appendix B (continued)
ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.
Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Warrants and Rights Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and are subject to liquidity risk which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.
When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as interest rates in general, and generally carry lower yields than fixed notes of the same maturity.
Prospectus 2023	B-16

Variable Portfolio Funds
For More Information
The Funds are generally available only to owners of Contracts issued by participating insurance companies. Please refer to your Contract prospectus for information about how to buy, sell and transfer shares of the Fund.
Additional Information About the Funds
Additional information about each Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries, please contact the Funds as follows:
By Mail:  Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of each Trust of which a Fund is a series, is:

Funds	Trust	Investment company registration number
Variable Portfolio – Managed Risk Fund	Columbia Funds Variable Insurance Trust	811-05199
Variable Portfolio – Managed Risk U.S. Fund
Variable Portfolio – Managed Volatility Conservative Fund
Variable Portfolio – Managed Volatility Conservative Growth Fund
Variable Portfolio – Managed Volatility Growth Fund
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Variable Portfolio – U.S. Flexible Growth Fund
Variable Portfolio – U.S. Flexible Moderate Growth Fund
Variable Portfolio – Managed Volatility Moderate Growth Fund	Columbia Funds Variable Series Trust II	811-22127
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Funds are distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO7068_12_B01_(05/23)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Contrarian Core Fund: Class 1 & Class 2
Columbia Variable Portfolio – Long Government/Credit Bond Fund: Class 1 & Class 2
Columbia Variable Portfolio – Small Cap Value Fund: Class 1 & Class 2
Columbia Variable Portfolio – Small Company Growth Fund: Class 1 & Class 2
Columbia Variable Portfolio – Strategic Income Fund: Class 1 & Class 2
Variable Portfolio – Managed Risk Fund: Class 1 & Class 2
Variable Portfolio – Managed Risk U.S. Fund: Class 1 & Class 2
Variable Portfolio – Managed Volatility Conservative Fund: Class 1 & Class 2
Variable Portfolio – Managed Volatility Conservative Growth Fund: Class 1 & Class 2
Variable Portfolio – Managed Volatility Growth Fund: Class 1 & Class 2
Variable Portfolio – U.S. Flexible Conservative Growth Fund: Class 1 & Class 2
Variable Portfolio – U.S. Flexible Growth Fund: Class 1 & Class 2
Variable Portfolio – U.S. Flexible Moderate Growth Fund: Class 1 & Class 2
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Balanced Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Commodity Strategy Fund: Class 1 & Class 2
Columbia Variable Portfolio – Core Equity Fund*: single class of shares
Columbia Variable Portfolio – Disciplined Core Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Dividend Opportunity Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Emerging Markets Bond Fund: Class 1 & Class 2
Columbia Variable Portfolio – Emerging Markets Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Global Strategic Income Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Government Money Market Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – High Yield Bond Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Income Opportunities Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Intermediate Bond Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Large Cap Growth Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Large Cap Index Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Limited Duration Credit Fund: Class 1 & Class 2
Columbia Variable Portfolio – Overseas Core Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Select Large Cap Equity Fund: Class 1 & Class 2
Columbia Variable Portfolio – Select Large Cap Value Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Select Mid Cap Growth Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Select Mid Cap Value Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Select Small Cap Value Fund: Class 1, Class 2 & Class 3
Columbia Variable Portfolio – Seligman Global Technology Fund: Class 1 & Class 2
Columbia Variable Portfolio – U.S. Government Mortgage Fund: Class 1, Class 2 & Class 3
CTIVP® – American Century Diversified Bond Fund: Class 1 & Class 2
CTIVP® – BlackRock Global Inflation-Protected Securities Fund: Class 1, Class 2 & Class 3
CTIVP® – CenterSquare Real Estate Fund: Class 1 & Class 2
CTIVP® – MFS® Value Fund: Class 1 & Class 2
CTIVP® – Morgan Stanley Advantage Fund: Class 1 & Class 2
CTIVP® – Principal Blue Chip Growth Fund: Class 1 & Class 2
CTIVP® – T. Rowe Price Large Cap Value Fund: Class 1 & Class 2
CTIVP® – TCW Core Plus Bond Fund: Class 1 & Class 2
CTIVP® – Victory Sycamore Established Value Fund: Class 1, Class 2 & Class 3
CTIVP® – Westfield Mid Cap Growth Fund: Class 1 & Class 2
Variable Portfolio – Aggressive Portfolio: Class 1, Class 2 & Class 4
Variable Portfolio – Conservative Portfolio: Class 1, Class 2 & Class 4
Variable Portfolio – Managed Volatility Moderate Growth Fund: Class 1 & Class 2
Variable Portfolio – Moderate Portfolio: Class 1, Class 2 & Class 4
Variable Portfolio – Moderately Aggressive Portfolio: Class 1, Class 2 & Class 4

Variable Portfolio – Moderately Conservative Portfolio: Class 1, Class 2 & Class 4
Variable Portfolio – Partners Core Bond Fund: Class 1 & Class 2
Variable Portfolio – Partners Core Equity Fund: Class 1, Class 2 & Class 3
Variable Portfolio – Partners International Core Equity Fund: Class 1 & Class 2
Variable Portfolio – Partners International Growth Fund: Class 1 & Class 2
Variable Portfolio – Partners International Value Fund: Class 1 & Class 2
Variable Portfolio – Partners Small Cap Growth Fund: Class 1 & Class 2
Variable Portfolio – Partners Small Cap Value Fund: Class 1, Class 2 & Class 3
*	This Fund is closed to new investors.
Each Fund may offer shares to separate accounts (Separate Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the Funds’ distributor (the Distributor). There are no exchange ticker symbols associated with shares of the Funds.
Unless the context indicates otherwise, references herein to “each Fund,” “the Fund,” “a Fund,” “the Funds” or “Funds” refer to each Fund listed above.
This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with each Fund’s current prospectus dated May 1, 2023. The most recent annual report for each Fund identified in the table below (as applicable), which includes the Fund’s audited financial statements for the period ended December 31, 2022, is incorporated herein by reference.
Copies of the Funds' current prospectuses and annual and semiannual reports (once available, as applicable) may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104, by calling Columbia Funds at 800.345.6611, by contacting the applicable Participating Insurance Company or sponsor of a qualified pension or retirement plan (Qualified Plan), or by contacting the broker-dealers or other financial intermediaries offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company through which shares of the Funds are available.
Shareholder Reports
Trust, Fund Name and Fiscal Year End:	Shareholder Report:
December 31
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Contrarian Core Fund
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Columbia Variable Portfolio – Small Cap Value Fund
Columbia Variable Portfolio – Small Company Growth Fund
Columbia Variable Portfolio – Strategic Income Fund
Variable Portfolio – Managed Risk Fund
Variable Portfolio – Managed Risk U.S. Fund
Variable Portfolio – Managed Volatility Conservative Fund
Variable Portfolio – Managed Volatility Conservative Growth Fund
Variable Portfolio – Managed Volatility Growth Fund
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Variable Portfolio – U.S. Flexible Growth Fund
Variable Portfolio – U.S. Flexible Moderate Growth Fund	Annual Report

Trust, Fund Name and Fiscal Year End:	Shareholder Report:
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Balanced Fund
Columbia Variable Portfolio – Commodity Strategy Fund
Columbia Variable Portfolio – Core Equity Fund
Columbia Variable Portfolio – Disciplined Core Fund
Columbia Variable Portfolio – Dividend Opportunity Fund
Columbia Variable Portfolio – Emerging Markets Bond Fund
Columbia Variable Portfolio – Emerging Markets Fund
Columbia Variable Portfolio – Global Strategic Income Fund
Columbia Variable Portfolio – Government Money Market Fund
Columbia Variable Portfolio – High Yield Bond Fund
Columbia Variable Portfolio – Income Opportunities Fund
Columbia Variable Portfolio – Intermediate Bond Fund
Columbia Variable Portfolio – Large Cap Growth Fund
Columbia Variable Portfolio – Large Cap Index Fund
Columbia Variable Portfolio – Limited Duration Credit Fund
Columbia Variable Portfolio – Overseas Core Fund
Columbia Variable Portfolio – Select Large Cap Equity Fund
Columbia Variable Portfolio – Select Large Cap Value Fund
Columbia Variable Portfolio – Select Mid Cap Growth Fund
Columbia Variable Portfolio – Select Mid Cap Value Fund
Columbia Variable Portfolio – Select Small Cap Value Fund
Columbia Variable Portfolio – Seligman Global Technology Fund
Columbia Variable Portfolio – U.S. Government Mortgage Fund
CTIVP® – American Century Diversified Bond Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
CTIVP® – CenterSquare Real Estate Fund
CTIVP® – MFS® Value Fund
CTIVP® – Morgan Stanley Advantage Fund
CTIVP® – Principal Blue Chip Growth Fund
CTIVP® – T. Rowe Price Large Cap Value Fund
CTIVP® – TCW Core Plus Bond Fund
CTIVP® – Victory Sycamore Established Value Fund
CTIVP® – Westfield Mid Cap Growth Fund
Variable Portfolio – Aggressive Portfolio
Variable Portfolio – Conservative Portfolio
Variable Portfolio – Managed Volatility Moderate Growth Fund
Variable Portfolio – Moderate Portfolio
Variable Portfolio – Moderately Aggressive Portfolio
Variable Portfolio – Moderately Conservative Portfolio
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners Core Equity Fund
Variable Portfolio – Partners International Core Equity Fund
Variable Portfolio – Partners International Growth Fund
Variable Portfolio – Partners International Value Fund
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – Partners Small Cap Value Fund	Annual Report

Statement of Additional Information – May 1, 2023	1

SAI PRIMER
The SAI is a part of the Funds' registration statement that is filed with the SEC. The registration statement includes the Funds' prospectuses, the SAI and certain exhibits. The SAI, as supplemented from time to time, can be found online at columbiathreadneedleus.com and/or by accessing the SEC’s website at www.sec.gov.
For purposes of any electronic version of this SAI, all references to websites or universal resource locators (URLs) are intended to be inactive and are not meant to incorporate the contents of any such website or URL into this SAI, with the exception of the most recent annual report for each Fund, as noted on the front cover of this SAI.
The SAI generally provides additional information about the Funds that is not required to be in the Funds' prospectuses. The SAI expands discussions of certain matters described in the Funds' prospectuses and provides certain additional information about the Funds that may be of help or interest to some investors. Among other things, the SAI provides information about:
■	the organization of each Trust (of which the Funds are series);
■	the Funds' investments;
■	the Funds' investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;
■	the governance of the Funds;
■	the Funds' brokerage practices;
■	the share classes offered by the Funds;
■	the purchase, redemption and pricing of Fund shares; and
■	the application of U.S. federal income tax laws.
If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.
Throughout this SAI, the term “financial intermediary” may refer, generally, to one or more of the selling agents and/or servicing agents that are authorized to sell and/or service shares of the Funds, which may include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries.
Before reading the SAI, you should consult the prospectus for the Fund as well as the Glossary below, which defines certain of the terms used in the SAI. Terms not defined in the Glossary below generally have the same meaning as otherwise ascribed in a Fund’s prospectus.
Glossary
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Allspring	Allspring Global Investments, LLC
American Century	American Century Investment Management, Inc.
Ameriprise Financial	Ameriprise Financial, Inc.
BlackRock	BlackRock Financial Management, Inc.
BIL	BlackRock International Limited, an affiliate of BlackRock
Board	The Trust’s Board of Trustees
Statement of Additional Information – May 1, 2023	2

Business Day	Any day on which the NYSE is open for business. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund's NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
CEA	Commodity Exchange Act
CenterSquare	CenterSquare Investment Management LLC
CFTC	The United States Commodity Futures Trading Commission
CFVIT	Columbia Funds Variable Insurance Trust
CFVST II	Columbia Funds Variable Series Trust II
Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Funds, Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. and/or any sub-adviser, as applicable, pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds or Columbia Funds Complex	The fund complex, including the Funds, that is comprised of the registered investment companies, including traditional mutual funds, closed-end funds, and ETFs, advised by the Investment Manager or its affiliates
Columbia Management	Columbia Management Investment Advisers, LLC
Columbia Threadneedle Investments	The global brand name of the Columbia and Threadneedle group of companies
Custodian	JPMorgan Chase Bank, N.A.
DBRS	DBRS Morningstar
Distribution Agreement	The Distribution Agreement between a Trust, on behalf of its Funds, and the Distributor
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
Distributor	Columbia Management Investment Distributors, Inc.
FDIC	Federal Deposit Insurance Corporation
FHLMC	The Federal Home Loan Mortgage Corporation
Fitch	Fitch Ratings, Inc.
FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI
GICS	The Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. (MSCI®) and S&P Global Market Intelligence Inc. (S&P Global Market Intelligence). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by the Investment Manager. Neither GICS, MSCI, nor S&P Global Market Intelligence are affiliated with the Funds, the Investment Manager or any Columbia entity.
GNMA	Government National Mortgage Association
Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds
Statement of Additional Information – May 1, 2023	3

Interested Trustee	A Trustee of the Board who is currently deemed to be an “interested person” (as defined in the 1940 Act) of the Funds
Investment Manager	Columbia Management Investment Advisers, LLC
IRS	United States Internal Revenue Service
JPMIM	J.P. Morgan Investment Management Inc.
JPMorgan	JPMorgan Chase Bank, N.A., the Funds' custodian
KBRA	Kroll Bond Rating Agency
LIBOR	London Inter-bank Offered Rate*
Loomis Sayles	Loomis, Sayles & Company, L.P.
MFS	Massachusetts Financial Services Company
Management Agreement	The Management Agreements, as amended, if applicable, between a Trust, on behalf of the Funds, and the Investment Manager
Moody’s	Moody’s Investors Service, Inc.
MSIM	Morgan Stanley Investment Management Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations system
NAV	Net asset value per share of a Fund
NRSRO	Nationally recognized statistical ratings organization (such as, for example, Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Participating Insurance Companies	Life insurance companies that issue the variable annuity contracts or variable life insurance policies through separate accounts for which the Funds serve as underlying investment vehicles
PwC	PricewaterhouseCoopers LLP
PGI	Principal Global Investors, LLC
Pzena	Pzena Investment Management, LLC
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
RIC	A “regulated investment company,” as such term is used in the Code
S&P	S&P Global Ratings, a division of S&P Global Inc. (“Standard & Poor’s” and “S&P” are trademarks of S&P Global Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by S&P Global Ratings and S&P Global Ratings makes no representation regarding the advisability of investing in the Columbia Funds.)
SAI	This Statement of Additional Information, as amended and supplemented from time-to-time
SBH	Segall Bryant & Hamill, LLC
Schroders	Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited, collectively
Scout	Scout Investments, Inc.
SEC	United States Securities and Exchange Commission
Shareholder Services Agreement	The Shareholder Services Agreement between a Trust, on behalf of its Funds, and the Transfer Agent
Shares	Shares of a Fund
SIMNA Inc.	Schroder Investment Management North America Inc.
SIMNA Ltd.	Schroder Investment Management North America Limited
SOFR	Secured Overnight Financing Rate
Statement of Additional Information – May 1, 2023	4

Subadvisory Agreement	The Subadvisory Agreement among a Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require
Subsidiary	One or more wholly-owned subsidiaries of a Fund
T. Rowe Price	T. Rowe Price Associates, Inc.
TCW	TCW Investment Management Company LLC
Threadneedle	Threadneedle International Limited
Transfer Agent	Columbia Management Investment Services Corp.
Treasury Regulations	Regulations promulgated under the Code by the United States Treasury Department
Trustee(s)	One or more members of the Board
Trusts	CFVIT and CFVST II, which are the registered investment companies in the Columbia Funds Complex to which this SAI relates
TSW	Thompson, Siegel & Walmsley LLC
VA Contracts	Variable annuity contracts
Victory Capital	Victory Capital Management Inc.
VLI Policy(ies)	Variable life insurance policy(ies)
VP – Managed Volatility Funds	Any variable portfolio fund that includes the words “Managed Risk,” “Managed Volatility,” or “U.S. Flexible” as part of the Fund’s name
VP – Portfolio Navigator Funds	VP – Aggressive Portfolio, VP – Conservative Portfolio, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio and VP – Moderately Conservative Portfolio
Walter Scott	Walter Scott & Partners Limited
Westfield	Westfield Capital Management Company, L.P.
William Blair	William Blair Investment Management, LLC
*	Please see “LIBOR Replacement Risk” in the Information Regarding Risks section for more information about the phaseout of LIBOR and related reference rates.
Throughout this SAI, the Funds are referred to as follows:
Fund Name:	Referred to as:
Columbia Variable Portfolio – Balanced Fund	VP – Balanced Fund
Columbia Variable Portfolio – Commodity Strategy Fund	VP – Commodity Strategy Fund
Columbia Variable Portfolio – Contrarian Core Fund	VP – Contrarian Core Fund
Columbia Variable Portfolio – Core Equity Fund	VP – Core Equity Fund
Columbia Variable Portfolio – Disciplined Core Fund	VP – Disciplined Core Fund
Columbia Variable Portfolio – Dividend Opportunity Fund	VP – Dividend Opportunity Fund
Columbia Variable Portfolio – Emerging Markets Bond Fund	VP – Emerging Markets Bond Fund
Columbia Variable Portfolio – Emerging Markets Fund	VP – Emerging Markets Fund
Columbia Variable Portfolio – Global Strategic Income Fund	VP – Global Strategic Income Fund
Columbia Variable Portfolio – Government Money Market Fund	VP – Government Money Market Fund
Columbia Variable Portfolio – High Yield Bond Fund	VP – High Yield Bond Fund
Columbia Variable Portfolio – Income Opportunities Fund	VP – Income Opportunities Fund
Columbia Variable Portfolio – Intermediate Bond Fund	VP – Intermediate Bond Fund
Columbia Variable Portfolio – Large Cap Growth Fund	VP – Large Cap Growth Fund
Columbia Variable Portfolio – Large Cap Index Fund	VP – Large Cap Index Fund
Columbia Variable Portfolio – Limited Duration Credit Fund	VP – Limited Duration Credit Fund
Columbia Variable Portfolio – Long Government/Credit Bond Fund	VP – Long Government/Credit Bond Fund
Columbia Variable Portfolio – Overseas Core Fund	VP – Overseas Core Fund
Statement of Additional Information – May 1, 2023	5

Fund Name:	Referred to as:
Columbia Variable Portfolio – Select Large Cap Equity Fund	VP – Select Large Cap Equity Fund
Columbia Variable Portfolio – Select Large Cap Value Fund	VP – Select Large Cap Value Fund
Columbia Variable Portfolio – Select Mid Cap Growth Fund	VP – Select Mid Cap Growth Fund
Columbia Variable Portfolio – Select Mid Cap Value Fund	VP – Select Mid Cap Value Fund
Columbia Variable Portfolio – Select Small Cap Value Fund	VP – Select Small Cap Value Fund
Columbia Variable Portfolio – Seligman Global Technology Fund	VP – Seligman Global Technology Fund
Columbia Variable Portfolio – Small Cap Value Fund	VP – Small Cap Value Fund
Columbia Variable Portfolio – Small Company Growth Fund	VP – Small Company Growth Fund
Columbia Variable Portfolio – Strategic Income Fund	VP – Strategic Income Fund
Columbia Variable Portfolio – U.S. Government Mortgage Fund	VP – U.S. Government Mortgage Fund
CTIVP® – American Century Diversified Bond Fund	VP – American Century Diversified Bond Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	VP – BlackRock Global Inflation-Protected Securities Fund
CTIVP® – CenterSquare Real Estate Fund	VP – CenterSquare Real Estate Fund
CTIVP® – MFS® Value Fund	VP – MFS Value Fund
CTIVP® – Morgan Stanley Advantage Fund	VP – Morgan Stanley Advantage Fund
CTIVP® – Principal Blue Chip Growth Fund	VP – Principal Blue Chip Growth Fund
CTIVP® – T. Rowe Price Large Cap Value Fund	VP – T. Rowe Price Large Cap Value Fund
CTIVP® – TCW Core Plus Bond Fund	VP – TCW Core Plus Bond Fund
CTIVP® – Victory Sycamore Established Value Fund	VP – Victory Sycamore Established Value Fund
CTIVP® – Westfield Mid Cap Growth Fund	VP – Westfield Mid Cap Growth Fund
Variable Portfolio – Aggressive Portfolio	VP – Aggressive Portfolio
Variable Portfolio – Conservative Portfolio	VP – Conservative Portfolio
Variable Portfolio – Managed Risk Fund	VP – Managed Risk Fund
Variable Portfolio – Managed Risk U.S. Fund	VP – Managed Risk U.S. Fund
Variable Portfolio – Managed Volatility Conservative Fund	VP – MV Conservative Fund
Variable Portfolio – Managed Volatility Conservative Growth Fund	VP – MV Conservative Growth Fund
Variable Portfolio – Managed Volatility Growth Fund	VP – MV Growth Fund
Variable Portfolio – Managed Volatility Moderate Growth Fund	VP – MV Moderate Growth Fund
Variable Portfolio – Moderate Portfolio	VP – Moderate Portfolio
Variable Portfolio – Moderately Aggressive Portfolio	VP – Moderately Aggressive Portfolio
Variable Portfolio – Moderately Conservative Portfolio	VP – Moderately Conservative Portfolio
Variable Portfolio – Partners Core Bond Fund	VP – Partners Core Bond Fund
Variable Portfolio – Partners Core Equity Fund	VP – Partners Core Equity Fund
Variable Portfolio – Partners International Core Equity Fund	VP – Partners International Core Equity Fund
Variable Portfolio – Partners International Growth Fund	VP – Partners International Growth Fund
Variable Portfolio – Partners International Value Fund	VP – Partners International Value Fund
Variable Portfolio – Partners Small Cap Growth Fund	VP – Partners Small Cap Growth Fund
Variable Portfolio – Partners Small Cap Value Fund	VP – Partners Small Cap Value Fund
Variable Portfolio – U.S. Flexible Conservative Growth Fund	VP – U.S. Flexible Conservative Growth Fund
Variable Portfolio – U.S. Flexible Growth Fund	VP – U.S. Flexible Growth Fund
Variable Portfolio – U.S. Flexible Moderate Growth Fund	VP – U.S. Flexible Moderate Growth Fund
Statement of Additional Information – May 1, 2023	6

ABOUT THE Trusts
The Trusts are open-end management investment companies registered with the SEC under the 1940 Act with an address at 290 Congress Street, Boston, MA 02210.
CFVIT was organized as a Massachusetts business trust on June 9, 1987. On May 1, 2006, CFVIT changed its name from SteinRoe Variable Investment Trust to its current name. CFVST II was organized as a Massachusetts business trust on September 11, 2007. CFVST II was formerly named RiverSource Variable Series Trust, and was renamed Columbia Funds Variable Series Trust II as of April 25, 2011. The offering of Fund shares is registered under the 1933 Act.
Each Fund has a fiscal year end of December 31. Each Fund’s prospectus is dated May 1, 2023.
Fund	Date Began Operations*	Diversified**	Fund Investment Category***
VP – Aggressive Portfolio	May 7, 2010	Yes	Fund-of-funds – equity
VP – American Century Diversified Bond Fund	May 7, 2010	Yes	Fixed income
VP – Balanced Fund	April 30, 1986	Yes	Flexible
VP – BlackRock Global Inflation-Protected Securities Fund	September 13, 2004	No	Fixed income
VP – CenterSquare Real Estate Fund	May 7, 2010	Yes	Equity
VP – Commodity Strategy Fund	April 30, 2013	Yes	Equity
VP – Conservative Portfolio	May 7, 2010	Yes	Fund-of-funds – fixed income
VP – Contrarian Core Fund	April 30, 2012	Yes	Equity
VP – Core Equity Fund	September 10, 2004	Yes	Equity
VP – Disciplined Core Fund	October 13, 1981	Yes	Equity
VP – Dividend Opportunity Fund	September 15, 1999	Yes	Equity
VP – Emerging Markets Bond Fund	April 30, 2012	No	Fixed income
VP – Emerging Markets Fund	May 1, 2000	Yes	Equity
VP – Global Strategic Income Fund	May 1, 1996	Yes	Fixed income
VP – Government Money Market Fund	October 31, 1981	Yes	Money market
VP – High Yield Bond Fund	May 1, 1996	Yes	Fixed income
VP – Income Opportunities Fund	June 1, 2004	Yes	Fixed income
VP – Intermediate Bond Fund	October 13, 1981	Yes	Fixed income
VP – Large Cap Growth Fund	September 15, 1999	Yes	Equity
VP – Large Cap Index Fund	May 1, 2000	Yes	Equity
VP – Limited Duration Credit Fund	May 7, 2010	Yes	Fixed income
VP – Long Government/Credit Bond Fund	April 30, 2013	Yes	Fixed income
VP – Managed Risk Fund	September 12, 2017	Yes	Fund-of-funds – equity
VP – Managed Risk U.S. Fund	September 12, 2017	Yes	Fund-of-funds – equity
VP – MV Conservative Fund	April 12, 2013	Yes	Fund-of-funds – fixed income
VP – MV Conservative Growth Fund	April 12, 2013	Yes	Fund-of-funds – equity
VP – MV Growth Fund	April 12, 2013	Yes	Fund-of-funds – equity
VP – MV Moderate Growth Fund	April 19, 2012	Yes	Fund-of-funds – equity
VP – MFS Value Fund	May 7, 2010	Yes	Equity
VP – Moderate Portfolio	May 7, 2010	Yes	Fund-of-funds – equity
VP – Moderately Aggressive Portfolio	May 7, 2010	Yes	Fund-of-funds – equity
VP – Moderately Conservative Portfolio	May 7, 2010	Yes	Fund-of-funds – fixed income
Statement of Additional Information – May 1, 2023	7

Fund	Date Began Operations*	Diversified**	Fund Investment Category***
VP – Morgan Stanley Advantage Fund	May 7, 2010	Yes	Equity
VP – Overseas Core Fund	January 13, 1992	Yes	Equity
VP – Partners Core Bond Fund	May 7, 2010	Yes	Fixed income
VP – Partners Core Equity Fund	May 1, 2006	Yes	Equity
VP – Partners International Core Equity Fund	May 7, 2010	Yes	Equity
VP – Partners International Growth Fund	May 7, 2010	Yes	Equity
VP – Partners International Value Fund	May 7, 2010	Yes	Equity
VP – Partners Small Cap Growth Fund	May 7, 2010	Yes	Equity
VP – Partners Small Cap Value Fund	August 14, 2001	Yes	Equity
VP – Principal Blue Chip Growth Fund	May 7, 2010	Yes	Equity
VP – Select Large Cap Equity Fund	January 4, 2018	Yes	Equity
VP – Select Large Cap Value Fund	February 4, 2004	Yes	Equity
VP – Select Mid Cap Growth Fund	May 1, 2001	Yes	Equity
VP – Select Mid Cap Value Fund	May 2, 2005	Yes	Equity
VP – Select Small Cap Value Fund	September 15, 1999	Yes	Equity
VP – Seligman Global Technology Fund	May 1, 1996	No	Equity
VP – Small Cap Value Fund	May 19, 1998	Yes	Equity
VP – Small Company Growth Fund	January 1, 1989	Yes	Equity
VP – Strategic Income Fund	July 5, 1994	Yes	Fixed income
VP – T. Rowe Price Large Cap Value Fund	May 7, 2010	Yes	Equity
VP – TCW Core Plus Bond Fund	May 7, 2010	Yes	Fixed income
VP – U.S. Flexible Conservative Growth Fund	November 2, 2016	Yes	Fund-of-funds – fixed income
VP – U.S. Flexible Growth Fund	November 2, 2016	Yes	Fund-of-funds – equity
VP – U.S. Flexible Moderate Growth Fund	November 2, 2016	Yes	Fund-of-funds – equity
VP – U.S. Government Mortgage Fund	September 15, 1999	Yes	Fixed income
VP – Victory Sycamore Established Value Fund	February 4, 2004	Yes	Equity
VP – Westfield Mid Cap Growth Fund	May 7, 2010	Yes	Equity
*	Certain Funds reorganized into series of a Trust. The date of operations for these Funds represents the date on which the predecessor funds began operations.
**	A “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” Fund’s value will likely be more volatile than the value of a more diversified fund.
***	The Fund Investment Category is used as a convenient way to describe Funds in this SAI and should not be deemed a description of the Fund’s principal investment strategies, which are described in the Fund’s prospectus.
Statement of Additional Information – May 1, 2023	8

Name Changes. The table below identifies the Funds whose names have changed in the past five years, the effective date of the name change and the former name.
Fund	Effective Date of Name Change	Previous Fund Name
VP – Global Strategic Income Fund	November 26, 2018	Columbia Variable Portfolio - Global Bond Fund
VP – Partners Core Equity Fund	May 20, 2019	CTIVP® – MFS® Blended Research® Core Equity Fund
VP – Partners International Core Equity Fund	May 1, 2020 May 21, 2018	CTIVP® – AQR International Core Equity Fund CTIVP® – Pyramis® International Equity Fund
VP – Partners International Growth Fund	May 1, 2020 May 20, 2019	CTIVP® – William Blair International Leaders Fund CTIVP® – Oppenheimer International Growth Fund
VP – Partners International Value Fund	May 1, 2020	CTIVP® – DFA International Value Fund
VP – Principal Blue Chip Growth Fund	May 1, 2022	CTIVP® – Loomis Sayles Growth Fund
VP – Select Large Cap Value Fund	May 1, 2019	Columbia Variable Portfolio – Select Large-Cap Value Fund
VP – Select Mid Cap Growth Fund	May 1, 2022	Columbia Variable Portfolio – Mid Cap Growth Fund
VP – Select Mid Cap Value Fund	May 1, 2019	Columbia Variable Portfolio – Mid Cap Value Fund
VP – Select Small Cap Value Fund	May 1, 2019	Columbia Variable Portfolio – Select Smaller-Cap Value Fund
Statement of Additional Information – May 1, 2023	9

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed only with Board approval and does not require shareholder approval.
Unless otherwise noted in a Fund’s prospectus or this SAI, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset (Time of Purchase Standard). Thus, a Fund may continue to hold a security, even though it causes the Fund to exceed a percentage limitation or not meet a standard, because of post-acquisition changes, including fluctuation in the value of the Fund’s assets.
In adhering to the fundamental and non-fundamental investment restrictions and policies applicable to VP – Commodity Strategy Fund, the Fund will, to the extent possible, treat any assets of its Subsidiary generally as if the assets were held directly by the Fund.
Notwithstanding the policies set forth in this SAI for VP – Government Money Market Fund, the Fund will comply with the applicable provisions of Rule 2a-7 under the 1940 Act (Rule 2a-7).
Fundamental Policies
The table below shows Fund-specific policies that may be changed only with a “vote of a majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The table indicates whether or not a fund has a policy on a particular topic. A dash indicates that the Fund does not have a Fundamental policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.
Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Lending	E Act as an underwriter	F Borrow money	G Issue Senior Securities	H Concentration
VP – Aggressive Portfolio	A1	B4	C2	D1	E1	F1	G1	H1
VP – American Century Diversified Bond Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Balanced Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – BlackRock Global Inflation-Protected Securities Fund	A1	B1	—	D1	E1	F1	G1	H1
VP – CenterSquare Real Estate Fund	A1	B4	C2	D1	E1	F1	G1	H4
VP – Commodity Strategy Fund	A1	B6	C2	D1	E1	F1	G1	H5
VP – Conservative Portfolio	A1	B4	C2	D1	E1	F1	G1	H1
VP – Contrarian Core Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – Core Equity Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Disciplined Core Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Dividend Opportunity Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Emerging Markets Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Emerging Markets Bond Fund	A1	B5	—	D1	E1	F1	G1	H3
VP – Global Strategic Income Fund	A1	B1	C3	D1	E1	F1	G1	H1
VP – Government Money Market Fund	A2	A2	C1	D1	E1	F1	G1	—
VP – High Yield Bond Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Income Opportunities Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Intermediate Bond Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Large Cap Growth Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Large Cap Index Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Limited Duration Credit Fund	A1	B4	C2	D1	E1	F1	G1	H1
Statement of Additional Information – May 1, 2023	10

Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Lending	E Act as an underwriter	F Borrow money	G Issue Senior Securities	H Concentration
VP – Long Government/Credit Bond Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – Managed Risk Fund	A4	B7	C2	D3	E3	F3	G1	H7
VP – Managed Risk U.S. Fund	A4	B7	C2	D3	E3	F3	G1	H7
VP – MV Conservative Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – MV Conservative Growth Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – MV Growth Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – MV Moderate Growth Fund	A1	B1	C2	D1	E1	F1	G1	H6
VP – MFS Value Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Moderate Portfolio	A1	B4	C2	D1	E1	F1	G1	H1
VP – Moderately Aggressive Portfolio	A1	B4	C2	D1	E1	F1	G1	H1
VP – Moderately Conservative Portfolio	A1	B4	C2	D1	E1	F1	G1	H1
VP – Morgan Stanley Advantage Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Overseas Core Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Partners Core Bond Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Partners Core Equity Fund	A1	B2	C1	D1	E1	F1	G1	H1
VP – Partners International Core Equity Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Partners International Growth Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Partners International Value Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Partners Small Cap Growth Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Partners Small Cap Value Fund	A1	B2	C1	D1	E1	F1	G1	H1
VP – Principal Blue Chip Growth Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – Select Large Cap Equity Fund	A4	B7	C2	D3	E3	F3	G1	H7
VP – Select Large Cap Value Fund	A1	B2	C1	D1	E1	F1	G1	H1
VP – Select Mid Cap Growth Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Select Mid Cap Value Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Select Small Cap Value Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Seligman Global Technology Fund	A3	B3	—	D2	E2	F2	F2	H2
VP – Small Cap Value Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – Small Company Growth Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – Strategic Income Fund	A5	B8	C4	D4	E4	F4	G2	H8
VP – T. Rowe Price Large Cap Value Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – TCW Core Plus Bond Fund	A1	B4	C2	D1	E1	F1	G1	H1
VP – U.S. Flexible Conservative Growth Fund	A4	B7	C2	D3	E3	F3	G1	H7
VP – U.S. Flexible Growth Fund	A4	B7	C2	D3	E3	F3	G1	H7
VP – U.S. Flexible Moderate Growth Fund	A4	B7	C2	D3	E3	F3	G1	H7
VP – U.S. Government Mortgage Fund	A1	B1	C1	D1	E1	F1	G1	H1
VP – Victory Sycamore Established Value Fund	A1	B2	C1	D1	E1	F1	G1	H1
VP – Westfield Mid Cap Growth Fund	A1	B4	C2	D1	E1	F1	G1	H1
A.	Buy or sell real estate
A1 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Statement of Additional Information – May 1, 2023	11

A2 –	The Fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.
A3 –	The Fund will not purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.
A4 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.
A5 –	The Fund may not purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
B.	Buy or sell physical commodities
B1 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B2 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B3 –	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.
B4 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B5 –	The Fund will not buy or sell commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from transacting in derivative instruments relating to commodities, including but not limited to, buying or selling options, swap contracts or futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, commodities.
B6 –	The Fund will not buy or sell commodities, except that the Fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent the Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.*
B7 –	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
B8 –	The Fund may not purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities.* This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

*	For purposes of the fundamental investment policy on buying and selling physical commodities above, at the time of the establishment of the restriction for Funds that began investment operations before July 21, 2010, swap contracts on financial instruments or rates were not within the understanding of the term “commodities.” Notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, these Funds will not consider such instruments to be commodities for purposes of this restriction.
Statement of Additional Information – May 1, 2023	12

C.	Issuer Diversification*†
C1 –	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.
C2 –	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
C3 –	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.
C4 –	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

*	For purposes of applying the limitation set forth in its issuer diversification policy above, a Fund does not consider futures or swaps central counterparties, where the Fund has exposure to such central counterparties in the course of making investments in futures and securities, to be issuers.
†	For purposes of applying the limitation set forth in its issuer diversification policy, under certain circumstances, a Fund may treat an investment, if any, in a municipal bond refunded with escrowed U.S. Government securities as an investment in U.S. Government securities.
D.	Lending
D1 –	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1⁄3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
D2 –	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
D3 –	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D4 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
E.	Act as an underwriter
E1 –	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
E2 –	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.
E3 –	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer where the Fund later resells such securities. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
E4 –	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
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F.	Borrowing
F1 –	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.
F2 –	The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exceptions therefrom which may be granted by the SEC. For borrowing, the 1940 Act permits a fund to borrow up to 33 1⁄3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.
F3 –	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
F4 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
G.	Issue senior securities
G1 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
G2 –	The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H.	Concentration*
H1 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
H2 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H3 –	While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.
H4 –	The Fund will not invest more than 25% of the market value of its total assets in the securities of issuers in any particular industry, except the Fund will invest more than 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
H5 –	The Fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit the Fund’s counterparties in commodities-related transactions.
H6 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H7 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political
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subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H8 –	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

*	For purposes of applying the limitation set forth in its concentration policy above, a Fund will generally use the industry classifications provided by GICS for classification of issuers of equity securities and the classifications provided by the Bloomberg U.S. Aggregate Bond Index for classification of issues of fixed-income securities. A Fund considers the investments of any underlying funds in which it invests, and will consider the portfolio positions applying the Time of Purchase Standard, which in the case of unaffiliated underlying funds is based on portfolio information made publicly available by them. A Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.
In addition to the policies described above and any fundamental policy described in the prospectus:
Additionally for VP – Government Money Market Fund, the Fund will not:
■	Buy on margin or sell short or deal in options to buy or sell securities.
■	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.
■	Intentionally invest more than 25% of the Fund’s assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.
Additionally for VP – Seligman Global Technology, the Fund will not:
■	Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
Non-fundamental Policies
The following non-fundamental policies may be changed by the Board at any time and may be in addition to those described in the Funds' prospectus.
Investment in Illiquid Investments
For money market funds: No more than 5% of a money market fund’s total assets will be held in securities and other instruments that are illiquid. For purposes of this policy, an illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.
For any other fund: No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Investment in Other Investment Companies
The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investment in Foreign Securities
For all funds under CFVST II EXCEPT VP – BlackRock Global Inflation-Protected Securities Fund, VP – CenterSquare Real Estate Fund, VP – Commodity Strategy Fund, VP – Emerging Markets Bond Fund, VP – Emerging Markets Fund, VP – Global Strategic Income Fund, VP – Government Money Market Fund, VP – Large Cap Index Fund, VP – MV Moderate Growth Fund, VP – Overseas Core Fund, VP – Partners International Core Equity Fund, VP – Partners International Growth Fund, VP – Partners International Value Fund, and VP – Portfolio Navigator Funds:
■	Up to 25% of the Fund’s net assets may be invested in foreign investments.
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For VP – Balanced Fund and VP – Select Mid Cap Growth Fund:
■	Up to 20% of the Fund’s net assets may be invested in foreign investments.
For VP – Contrarian Core Fund:
■	Up to 20% of the Fund’s net assets may be invested in foreign securities, either directly or indirectly through depositary receipts.
For – Long Government/Credit Bond Fund:
■	Up to 25% of the Fund’s net assets may be invested in U.S. dollar-denominated foreign debt securities and instruments, including those of foreign governments, non-governmental issuers or other entities.
For VP – Morgan Stanley Advantage Fund:
■	Up to 15% of the Fund’s net assets may be invested in foreign investments.
For VP – Select Large Cap Equity Fund:
■	Up to 20% of the Fund’s total assets may be invested in foreign investments.
For VP – Small Cap Value Fund:
■	Up to 20% of the Fund’s total assets may be invested in foreign securities.
For VP – Small Company Growth Fund:
■	The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund’s net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.
■	Except as set forth in the item below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.
■	The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.
For VP – Strategic Income Fund:
■	The Fund may invest in debt securities issued by foreign governments, companies or other entities, including in emerging market countries and non-dollar denominated securities.
For VP – Government Money Market Fund:
■	The Fund will not (subject to the succeeding sentence) purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to government securities, cash and/or repurchase agreements collateralized solely by government securities or cash; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If, at a future date, the Fund ceases to be a government money market fund and becomes a money market fund that may invest significantly in Rule 2a-7 eligible securities issued by non-government entities, the Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks or U.S. branches of foreign banks (subject to the applicable requirements of Rule 2a-7) and U.S. Government securities.
For VP – Seligman Global Technology Fund:
■	The Fund will not purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as permissible under applicable statutes, rule and regulations.
■	The Fund will not invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.
Selling Securities Short
■	Each series of CFVIT (other than those Funds listed below) may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
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■	VP – Small Cap Value Fund and VP – Strategic Income Fund may not have a short position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.
Purchasing on Margin
■	VP – Small Cap Value Fund and VP – Strategic Income Fund may not purchase securities on margin, but may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions.
■	VP – Small Company Growth Fund may not purchase securities on margin (but may receive short-term credit to clear securities transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures).
Purchasing and Selling Commodities
■	VP – Small Cap Value Fund and VP – Strategic Income Fund may not purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.
Warrant and Option Transactions
■	VP – Small Company Growth Fund may not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;
■	VP – Small Company Growth Fund may not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;
■	VP – Small Company Growth Fund may buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
■	VP – Small Company Growth Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.
Other Non-Fundamental Investment Policies
■	VP – Small Company Growth Fund may not invest in companies for the purpose of exercising control or management.
■	VP – Small Company Growth Fund may not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any purchases of other investment companies by VP – Small Company Growth Fund are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation or acquisition of assets.
■	VP – Small Company Growth Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures.
■	VP – Small Company Growth Fund may not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser.
■	The borrowing limits for the VP – Small Company Growth Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule) and does not otherwise have a fundamental policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately
Statement of Additional Information – May 1, 2023	17

from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered. A Fund subject to a fundamental policy in place to comply with the Names Rule will disclose in the More Information About the Fund section of its prospectus that its 80% policy cannot be changed without shareholder approval.
To the extent that the Fund counts derivatives towards compliance with its 80% policy, such instruments will be valued based on their market value or fair value (determined in accordance with the Fund’s valuation procedures) or, when the adviser determines that the notional value of such instruments is a more appropriate measure of the Fund’s exposure to economic characteristics of investments that are consistent with the Fund’s 80% policy, at such notional value.
Summary of 1940 Act Restrictions on Certain Activities
Certain of the Fund’s fundamental and, if any, non-fundamental policies set forth above prohibit transactions “except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.” The following discussion summarizes the flexibility that the Fund currently gains from these exceptions. To the extent the 1940 Act or the rules and regulations thereunder may, in the future, be amended to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies.
Borrowing money – The 1940 Act permits a Fund to borrow up to 33 1⁄3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The exception in the fundamental policy allows the Funds to borrow money subject to these conditions. Compliance with this limitation is not measured under the Time of Purchase Standard (meaning, a Fund may not exceed these thresholds including if, after borrowing, the Fund’s net assets decrease due to market fluctuations).
Buy or sell physical commodities – The 1940 Act does not directly limit a Fund’s ability to invest directly in physical commodities. However, a Fund’s direct and indirect investments in physical commodities may be limited by the Fund’s intention to qualify as a RIC, and can limit the Fund’s ability to so qualify. One of the requirements for favorable tax treatment as a RIC under the Code is that a Fund derive at least 90 percent of its gross income from certain qualifying sources of income. Income and gains from direct commodities investments, and from certain indirect investments therein, do not constitute qualifying income for this purpose. A Fund that qualifies for an exclusion from the definition of a commodity pool under the CEA and has on file a notice of exclusion under CFTC Rule 4.5 is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”).
Investing in other investment companies – The 1940 Act, in summary, provides that a fund generally may not: (i) purchase more than 3% of the outstanding voting stock of another investment company; (ii) purchase securities issued by another investment company in an amount representing more than 5% of the investing fund’s total assets; or (iii) purchase securities issued by investment companies that in the aggregate represent more than 10% of the acquiring fund’s total assets (the Statutory Limits). Affiliated funds-of-funds (i.e., those funds that invest in other funds within the same fund family), with respect to investments in such affiliated underlying funds, are not subject to the Statutory Limits and, therefore, may generally invest in affiliated underlying funds without restriction. If shares of the Fund are purchased by an affiliated fund beyond the Statutory Limits in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other affiliated fund beyond the Statutory Limits, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. An additional exception to these limitations applies to investments in money market open-end funds. Rule 12d1-4 also permits the Funds to invest in other investment companies beyond the Statutory Limits, subject to certain conditions. In addition, under Rule 12d1-4, if shares of the Fund are purchased by another fund beyond the Statutory Limits, and the Fund purchases shares of another investment company, the Fund generally will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the Fund’s assets would be invested in other funds. In addition, an affiliated fund-of-funds’ investment in unaffiliated funds may be made only pursuant to Rule 12d1-4.
Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but Rule 18f-4 provides relief from that prohibition provided that the Fund complies with its conditions. The exception in the fundamental policy allows the Fund to operate in accordance with Rule 18f-4.
Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Fund, except that a Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that a Fund may not lend portfolio securities representing more than one-third of the Fund’s total
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value. A Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily. The exception in the fundamental policy allows the Fund to make loans to third parties, including loans of its portfolio securities, subject to these conditions.
Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the buyer/borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Fund.
Selling securities short – A Fund may sell a security short by borrowing the security, then selling it to a third party. The Fund will eventually need to close out the short sale by buying the security and returning it, together with interest, to the party from whom the Fund borrowed the security. The SEC staff takes the position that, as described under “Issuing senior securities” above, a mutual fund must comply with the requirements of Rule 18f-4.
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ABOUT FUND INVESTMENTS
Each Fund’s investment objective, principal investment strategies and related principal risks are discussed in each Fund’s prospectus. Each Fund’s prospectus identifies the types of securities in which the Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.
To the extent that a type of security identified in the table below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund may invest in such security type as part of its non-principal investment strategies.
Information about individual types of securities (including certain of their associated risks) in which the Funds may invest is set forth below. Each Fund may invest in securities listed below unless prohibited by its fundamental and non-fundamental investment policies or as otherwise noted in this SAI. The information in the table below does not describe every type of investment, technique or risk to which a Fund may be exposed.
Funds-of-funds invest in a combination of underlying funds, although they may also invest directly in stocks, bonds and other securities. Funds-of-funds may invest directly or indirectly through investments in underlying funds in the securities and other instruments and may engage in the investment strategies indicated in the table below.
Certain Investment Activity Limits. The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets, industries or transactions or in individual issuers where limitations are imposed upon the aggregate amount of investment by the Funds and other accounts managed by the Investment Manager and accounts of its affiliates (collectively, affiliated investors). From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Temporary Defensive Positions. A Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated government money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
Other Strategic and Investment Measures. A Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposure, or in seeking to achieve indirect investment exposure, to a sector, country, region or currency where the Investment Manager (or Fund subadviser, if applicable) believes such defensive positioning is appropriate. A Fund may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that market conditions are not favorable for profitable investing or to avoid losses, (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and decreased Fund performance.
Types of Investments
A black circle indicates that the investment strategy or type of investment is often employed by a category of Funds. Exceptions are noted following the table. See About the Trusts for fund investment categories.
Type of Investment	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Money Market
Asset-Backed Securities	•	•	•	•
Bank Obligations (Domestic and Foreign)	•	•	•	•
Collateralized Bond Obligations	•	•	•	•
Commercial Paper	•	•	•	•
Common Stock	•	•	•A	—
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Type of Investment	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Money Market
Convertible Securities	•	•	•	—
Corporate Debt Securities	•	•	•	•B
Custody Receipts and Trust Certificates	•	•	•	•
Debt Obligations	•C	•	•	•
Depositary Receipts	•	•	•D	—
Derivatives	•	•	•	—
Dollar Rolls	•E	•	•	—
Exchange-Traded Notes	•	•	•	—
Foreign Currency Transactions	•	•	•	—
Foreign Securities	•	•	•	•
Guaranteed Investment Contracts (Funding Agreements)	•	•	•	•
High-Yield Securities	•F	•	•	—
Illiquid Investments	•	•	•	•
Inflation-Protected Securities	•	•	•	—
Initial Public Offerings	•	•	•G	•
Inverse Floaters	•H	•	•	—
Investments in Other Investment Companies (Including ETFs)	•	•	•	•
Listed Private Equity Funds	•	•	•	—
Money Market Instruments	•	•	•	•
Mortgage-Backed Securities	•I	•	•	•
Municipal Securities	•	•	•	•
Participation Interests	•	•	•	—
Partnership Securities	•	•	•	—
Preferred Stock	•	•	•J	—
Private Placement and Other Restricted Securities	•	•	•	•
Real Estate Investment Trusts	•	•	•	—
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•
Short Sales	•	•	•	—
Sovereign Debt	•	•	•	•
Standby Commitments	•	•	•	•
U.S. Government and Related Obligations	•	•	•	•
Variable- and Floating-Rate Obligations	•K	•	•	•L
Warrants and Rights	•	•	•	—
A.	The following Fund is not authorized to invest in Common Stock: VP – U.S. Government Mortgage Fund.
B.	While the Fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.
C.	The following Funds are not authorized to invest in Stripped Securities: VP – Small Cap Value Fund, VP – Small Company Growth Fund, and VP – Contrarian Core Fund. The following Funds are not authorized to invest in Zero-Coupon, Pay-in-Kind and Step-Coupon Securities: VP – Small Cap Value Fund and VP – Small Company Growth Fund.
D.	The following Fund is not authorized to invest in Depository Receipts: VP – U.S. Government Mortgage Fund.
E.	The following Funds are authorized to invest in Dollar Rolls: VP – Balanced Fund, VP – Commodity Strategy Fund, VP – Core Equity Fund, VP – Disciplined Core Fund and VP – Select Large Cap Equity Fund.
F.	The following Funds are not authorized to invest in High-Yield Securities: VP – Small Company Growth Fund and VP – Contrarian Core Fund.
G.	The following Fund is not authorized to invest in Initial Public Offerings of equity securities: VP – Strategic Income Fund.
H.	The following Funds are authorized to invest in Inverse Floaters: VP – Balanced Fund, VP – Commodity Strategy Fund, VP – Disciplined Core Fund and VP – Select Large Cap Equity Fund.
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I.	The following Funds are not authorized to invest in Mortgage-Backed Securities: VP – Large Cap Index Fund and VP – Select Small Cap Value Fund.
J.	The following Fund is not authorized to invest in Preferred Stock: VP – U.S. Government Mortgage Fund.
K.	The following Funds are authorized to invest in Floating-Rate Loans: VP – Balanced, VP – Commodity Strategy Fund and VP – Select Large Cap Equity Fund.
L.	The Fund is not authorized to invest in floating rate loans. This restriction is not intended to prevent the Fund from investing in variable and floating rate instruments that are permissible investments for money market funds under Rule 2a-7.
Asset-Backed Securities
Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time, such as, among others, motor vehicle installment sales, contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving (credit card) agreements. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. Collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) are examples of asset-backed securities. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Bank Obligations (Domestic and Foreign)
Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to a reference rate, such as LIBOR or SOFR. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.
Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the
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obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. See Types of Investments – Foreign Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with bank obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, and Prepayment and Extension Risk.
Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Types of Investments – Mortgage-Backed Securities and – Asset-Backed Securities.) CBOs are often privately offered and sold, and thus not registered under the federal securities laws.
Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents a senior claim on collateral and pays the lowest interest rate; the second tranche is junior to the first tranche and therefore subject to greater risk and pays a higher rate; the third tranche is junior to both the first and second tranche, represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Types of Investments – High-Yield Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Interest Rate Risk, Liquidity Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Commercial Paper
Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Types of Investments — Debt Obligations and — Illiquid Investments. See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk.
Common Stock
Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. See Types of Investments – Foreign Securities. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. See Types of Investments – Private Placement and Other Restricted Securities, – Preferred Stock and – Convertible Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include: Issuer Risk and Market Risk.
Convertible Securities
Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible
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securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar non-convertible debt securities nor generally as sensitive to changes in share price as the underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, — Common Stock, — Corporate Debt Securities and — Private Placement and Other Restricted Securities for more information.
Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and at a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with convertible securities include: Convertible Securities Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.
Corporate Debt Securities
Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Appendix A for a discussion of securities ratings. See Types of Investments — Variable- and Floating-Rate Obligations, — Private Placement and Other Restricted Securities, — Debt Obligations, — Commercial Paper and — High-Yield Securities for more information.
Extendible commercial notes (ECNs) are very similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with corporate debt securities include: Credit Risk, Interest Rate Risk, Issuer Risk, High-Yield Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Custody Receipts and Trust Certificates
Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with custody receipts and trust certificates include: Liquidity Risk and Counterparty Risk. In addition, custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates.
Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, and notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.
The market value of debt obligations is affected primarily by changes in prevailing interest rates, changes in the economic environment and the issuer’s perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.
In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.
As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. See Types of Investments — Corporate Debt Securities, — High-Yield Securities and — Preferred Stock - Trust-Preferred Securities for more information.
Event-Linked Instruments/Catastrophe Bonds. A Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and a Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap.
Stripped Securities. Stripped securities are the separate income or principal payments of a debt security and evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities (SMBS) can also be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations.
SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.
See Types of Investments – Mortgage-Backed Securities, – Variable- and Floating-Rate Obligations and – U.S. Government and Related Obligations for more information.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with stripped securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, Prepayment and Extension Risk and Stripped Securities Risk
When-Issued, Delayed Delivery and Forward Commitment Transactions. When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions.
However, a Fund’s portfolio manager may determine not to complete a transaction if he or she deems it appropriate to close out the transaction prior to its completion. In such cases, a Fund may realize short-term gains or losses. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information.
To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information. In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA transactions may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an MSFTA). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with when-issued, delayed delivery and forward commitment transactions include: Counterparty Risk, Credit Risk and Market Risk.
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities. Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.
Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.
Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Step-coupon securities trade at a discount from their face value and pay coupon interest that gradually increases over time. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.
Zero-coupon, pay-in-kind and step-coupon securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities typically have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.
See Appendix A for a discussion of securities ratings. See Types of Investments — Asset-Backed Securities and — Mortgage-Backed Securities for more information.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk and Zero-Coupon Bonds Risk.
Determining Investment Grade for Purposes of Investment Policies. Unless otherwise stated in the Fund’s prospectus, when determining, under a Fund’s investment policies, whether a debt instrument is investment grade or below investment grade for purposes of purchase by the Fund, the Fund will apply a particular credit quality rating methodology, as described within the Fund’s shareholder reports, when available. These methodologies typically make use of credit quality ratings assigned by a third-party rating agency or agencies, when available. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. Credit quality ratings apply to the Fund’s debt instrument investments and not the Fund itself.
Ratings limitations under a Fund’s investment policies are applied at the time of purchase by a Fund. Subsequent to purchase, a debt instrument may cease to be rated by a rating agency or its rating may be reduced by a rating agency(ies) below the minimum required for purchase by a Fund. Neither event will require the sale of such debt instrument, but it may be a factor in considering whether to continue to hold the instrument. Unless otherwise stated in a Fund’s prospectus or in this SAI, a Fund may invest in debt instruments that are not rated by a rating agency. When a debt instrument is not rated by a rating agency, the Investment Manager or, as applicable, a Fund subadviser determines, at the time of purchase, whether such debt instrument is of investment grade or below investment grade (e.g., junk bond) quality. A Fund’s debt instrument holdings that are not rated by a rating agency are typically referred to as “Not Rated” within the Fund’s shareholder reports.
See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt obligations include: Confidential Information Access Risk, Credit Risk, Highly Leveraged Transactions Risk, Impairment of Collateral Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Prepayment and Extension Risk and Reinvestment Risk.
Determining Average Maturity. When determining the average maturity of a Fund's portfolio, the Fund may use the effective maturity of a portfolio security by, among other things, adjusting for interest rate reset dates, call dates or “put” dates.
Depositary Receipts
See Types of Investments – Foreign Securities below.
Derivatives
General
Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR and SOFR), market indices (such as the S&P 500® Index) or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Many derivative instruments often require little or no initial payment and therefore often create inherent economic leverage. Derivatives, when used properly, can enhance returns and be useful in hedging portfolios and managing risk. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; swap agreements and swaptions.
A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible unfavorable changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to manage the effective maturity or duration of its portfolio; and/or (vii) to maintain cash reserves while remaining fully invested.
Certain Funds may employ portfolio margining with respect to derivatives investments, which creates leverage in a Fund’s portfolio (subjecting the Fund to Leverage Risk). Portfolio margining is a methodology that computes margin requirements for an account based on the greatest projected net loss of all positions in a product class or group, and uses computer modeling to perform risk analysis using multiple pricing scenarios. The pricing scenarios are designed to measure the theoretical loss of the positions, given changes in the underlying price and implied volatility inputs to the model. Accordingly, the margin required is based on the greatest loss that would be incurred in a portfolio if the value of its components move up or down by a predetermined amount.
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A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. The use of derivatives is a function of numerous variables, including market conditions. See also Types of Investments — Warrants and Rights and — Debt Obligations - When Issued, Delayed Delivery and Forward Commitment Transactions.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with transactions in derivatives (including the derivatives instruments discussed below) include: Counterparty Risk, Credit Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Derivatives Risk, Derivatives Risk – Forward Contracts Risk, Derivatives Risk – Futures Contracts Risk, Derivatives Risk – Inverse Floaters Risk, Derivatives Risk – Options Risk, Derivatives Risk – Structured Investments Risk and/or Derivatives Risk – Swaps Risk.
Structured Investments (Indexed or Linked Securities)
General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index or interest rates. For example, a Fund may invest in debt securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.
A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. A trust funds the purchase of a bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.
Credit-Linked Securities. Among the income-producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or
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principal that a Fund would receive. A Fund’s investments in these securities are indirectly subject to the risks associated with derivative instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be illiquid.
Equity-Linked Notes. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is not the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with equity-linked notes include: Counterparty Risk, Credit Risk, Liquidity Risk and Market Risk.
Index-, Commodity- and Currency-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
Index-, commodity- and currency-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment may not perform as expected by a Fund’s portfolio manager. Markets and underlying investments and indexes may move in a direction that was not anticipated by a Fund’s portfolio manager. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.
Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, although the SEC has issued exemptive relief permitting investment companies such as the Funds to invest beyond the limits of Section 12(d)(1)(A) subject to certain conditions. SPDRs generally closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.
Because linked securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated linked securities typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.
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Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.
Futures Contracts and Options on Futures Contracts
Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC, a U.S. Government agency. See CFTC Regulation below for information on CFTC regulation.
Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.
Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open.
Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions and transaction fees are incurred when a futures contract is bought or sold.
Successful use of futures contracts by a Fund is subject to its portfolio manager’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.
The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the
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futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.
In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.
To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.
Interest rate futures contracts are exchange-traded in an auction environment. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of a reference rate. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.
Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).
Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact in futures contracts, a clearing corporation to process trades, and standardization of expiration dates and contract sizes. Futures markets also specify the terms and conditions of delivery as well
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as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.
Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. A Fund may purchase commodity futures contracts, swaps on commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these six main commodity groups and the individual commodities within each group, as well as other types of commodities.
The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.
The changing nature of the hedgers and speculators in the commodity markets will influence whether futures contract prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.
The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.
Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the
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expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Eurodollar and Yankee Dollar Futures Contracts and Options Thereon. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate, such as LIBOR or SOFR, to which many interest rate swaps and fixed income instruments are linked.
Options
Options on Stocks, Stock Indices and Other Indices. A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be cleared and settled by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.
There is a key difference between stock options and index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.
A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.
As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices.
Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.
A Fund may write covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold liquid assets equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.
A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.
A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying
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instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.
If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.
Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.
Purchasing Call Options. A Fund may purchase call options, including call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Over-the-Counter (OTC) Options. OTC options (options not traded on exchanges) are generally established through negotiation with the other party to the options contract.
Swap Agreements
General. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, currency exchange rate, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.
Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.
In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
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Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. It may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable (or delayed in its ability) to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. For example, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including swap rates, Treasury rates, foreign interest rates and other reference rates.
Municipal Market Data (MMD) Rate Locks. An MMD Rate Lock permits a Fund to lock in a specific municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio, which in turn protects against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short duration position. A Fund will ordinarily use these transactions as a hedge or for duration or risk management, which may not be successful. An MMD Rate Lock is a contract between a Fund and an MMD Rate Lock provider pursuant to which the parties agree to make a net settlement payment to each other on a notional and duration amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the
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expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to a Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.
Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.
Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis.
Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.
Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract
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operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.
A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a reference rate such as LIBOR or SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
Cross-Currency Swaps. Cross-currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross-currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the cross-currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates, as described above, may negatively affect cross-currency swaps.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when its portfolio manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
Swaptions. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement (which are described herein) at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars (which are described herein).
Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.
Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and they are both jointly responsible for the regulation of mixed swaps.
Risk of Potential Governmental Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. The effects of present or future legislation and regulation in this area are not known, but the effects could be substantial and adverse.
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The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC, exchanges and various self-regulatory organizations are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. Such regulations can change, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market and grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Fund's use of such instruments. Such regulations could, among other things, restrict the Fund's ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and the Fund may as a result be unable to execute its investment strategies in a manner the Investment Manager might otherwise choose.
The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4.
Additional Risk Factors in Cleared Derivatives Transactions
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transaction, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, centrally cleared derivative arrangements are less favorable to open-end funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives positions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
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Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.
CFTC Regulation
Pursuant to Rule 4.5 under the CEA, VP – Commodity Strategy Fund no longer qualifies for an exclusion from the definition of a “commodity pool”. Accordingly, the Fund is registered as a commodity pool and the Investment Manager is registered as a “commodity pool operator” with respect to the Fund under the CEA.
Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has on file a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a commodity pool operator under the CEA with respect to these Funds, although the Investment Manager is a registered commodity pool operator and “commodity trading advisor”. To remain eligible for the exclusion, each of these Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, one or more Funds not currently registered as a commodity pool may be required to register as such, which could increase Fund expenses, adversely affecting the Fund’s total return.
Dollar Rolls
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price. Dollar roll transactions may result in higher transaction costs for a Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include: Counterparty Risk, Credit Risk and Interest Rate Risk.
Exchange-traded notes (ETNs)
ETNs are instruments that combine aspects of bonds and exchange-traded funds (ETFs) and are designed to provide investors with access to the returns, less investor fees and expenses, of various market benchmarks or strategies to which they are usually linked. When an investor buys an ETN, the issuer, typically an underwriting bank, promises to pay upon maturity the amount reflected in the benchmark or strategy (minus fees and expenses). Some ETNs make periodic coupon payments. Like ETFs, ETNs are traded on an exchange, but ETNs have additional risks compared to ETFs, including the risk that if the credit of the ETN issuer becomes suspect, the investment might lose some or all of its value. Though linked to the performance, for example, of a market benchmark, ETNs are not equities or index funds, but they do share several characteristics. Similar to equities, ETNs are traded on an exchange and can be sold short. Similar to index funds, ETNs may be linked to the return of a benchmark or strategy, but ETNs do not have an ownership interest in the instruments underlying the benchmark or strategy the ETN is tracking.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with exchange-traded notes include: Counterparty Risk, Credit Risk and Market Risk.
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Foreign Currency Transactions
Because investments in foreign securities usually involve currencies of foreign countries and because a Fund may hold cash and cash equivalent investments in foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.
Spot Rates and Derivative Instruments. A Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward foreign currency exchange contracts (forward contracts). (See Types of Investments – Derivatives.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.
A Fund may enter into forward contracts for a variety of reasons, including for risk management (hedging) or for investment purposes.
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.
A Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.
This method of protecting the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts can be used to minimize the risk of loss due to a decline in value of hedged currency, they will also limit any potential gain that might result should the value of such currency increase.
A Fund may also enter into forward contracts when the Fund’s portfolio manager believes the currency of a particular country will increase in value relative to another currency. A Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.
For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar.
Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.
At maturity of a forward contract, a Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, having the same maturity date, and covering the same amount of foreign currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.
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Although a Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. However, it will do so from time to time, and such conversions involve certain currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that a Fund will be required to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Code.
Options on Foreign Currencies. A Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a Fund may buy put options on the foreign currency. If the value of the currency does decline, a Fund would have the right to sell the currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.
Conversely, where a change in the dollar value of a currency would increase the cost of securities a Fund plans to buy, or where a Fund would benefit from increased exposure to the currency, a Fund may buy call options on the foreign currency, giving it the right to purchase the currency for a fixed amount in dollars. The purchase of the options could offset, at least partially, the changes in exchange rates.
As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.
A Fund may write options on foreign currencies for similar purposes. For example, when a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency, giving the option holder the right to purchase that currency from the Fund for a fixed amount in dollars. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be offset, at least partially, by the amount of the premium received.
Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a Fund could write a put option on the relevant currency, giving the option holder the right to that currency from the Fund for a fixed amount in dollars. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.
As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.
An option written on foreign currencies is covered if a Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.
Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
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Foreign Currency Futures and Related Options. A Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.
Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Fund’s investments denominated in that currency over time.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign currency transactions include: Foreign Currency Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.
Foreign Securities
Unless otherwise stated in a Fund’s prospectus, stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s country of organization, domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets. Unless otherwise stated in a Fund’s prospectus, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund portfolio manager’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.
Due to the potential for foreign withholding taxes, MSCI publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.
There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.
Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security
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or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign securities include: Emerging Markets Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Frontier Market Risk, Geographic Focus Risk, Issuer Risk and Market Risk.
Guaranteed Investment Contracts (Funding Agreements)
Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days’ notice or less, at which time the investment may be considered illiquid. See Types of Investments – Illiquid Investments.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include: Credit Risk and Liquidity Risk.
High-Yield Securities
High-yield, or low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by a Fund’s portfolio manager to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s (or, if applicable, a subadviser’s) credit analysis with respect to these types of securities than is the case for more highly rated securities.
The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.
The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt
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securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.
Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold or disposed of in current market conditions in seven days or less without the sales or dispositions significantly changing the market value of the investment) pursuant to the Funds’ liquidity risk management program. A Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with high-yield securities include: Credit Risk, Interest Rate Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Illiquid Investments
An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid investments at the time of purchase.
Although one or more of the other risks described in this SAI may also apply, the risk typically associated with illiquid investments include: Liquidity Risk.
Inflation-Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation-Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation-protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk.
Initial Public Offerings
A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance
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while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Although one or more risks described in this SAI may also apply, the risks typically associated with IPOs include: IPO Risk, Issuer Risk, Liquidity Risk, Market Risk and Small Company Securities Risk.
Inverse Floaters
See Types of Investments – Derivatives – Indexed or Linked Securities (Structured Products) above.
Investments in Other Investment Companies (Including ETFs)
Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund. These securities include shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities) and business development companies.
Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that may be passively managed (e.g., they seek to track the performance of specific indexes or companies in related industries) or they may be actively managed. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by certain other registered investment companies in excess of these limits.
ETFs are listed on an exchange and trade in the secondary market on a per-share basis, which allows investors to purchase and sell ETF shares at their market price throughout the day. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.
Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds presents certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with the securities of other investment companies include: Exchange-Traded Fund (ETF) Risk, Investing in Other Funds Risk, Issuer Risk and Market Risk.
Listed Private Equity Funds
A Fund may invest directly in listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.
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A Fund may invest in listed private equity funds that hold investments in a wide array of businesses and industries at various stages of development, from early stage to later stage to fully mature businesses. A Fund may invest in listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in listed private equity funds making debt investments or investments in companies at other stages of development. In addition, a Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with investment in listed private equity funds include: Credit Risk, Liquidity Risk, Market Risk, Sector Risk, and Valuation Risk.
Money Market Instruments
Money market instruments include cash equivalents and short-term debt obligations which include: (i) bank obligations, including certificates of deposit (CDs), time deposits and bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. A Fund may also invest in affiliated and unaffiliated money market mutual funds, which invest primarily in money market instruments. See Types of Investments — Variable- and Floating-Rate Obligations and — Private Placement and Other Restricted Securities for more information.
With respect to money market securities, certain U.S. Government obligations are backed or insured by the U.S. Government, its agencies or its instrumentalities. Other money market securities are backed only by the claims paying ability or creditworthiness of the issuer.
Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank unconditionally guarantees their payment at maturity.
A Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Columbia Fund Complex and other institutional clients of the Investment Manager.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with money market instruments include: Credit Risk, Inflation Risk, Interest Rate Risk, Issuer Risk and Money Market Fund Risk.
Mortgage-Backed Securities
Mortgage-backed securities are a type of asset-backed security that represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments — Variable- and Floating-Rate Obligations, — Debt Obligations - Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.
Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury
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has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
In the past Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. There can be no assurance that these or other agencies of the government will provide such support in the future. The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.
The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the senior stock purchase agreements. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of securities guaranteed by Fannie Mae and Freddie Mac which could cause a Fund’s shares to lose value.
Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. See Types of Investments — Debt Obligations - Stripped Securities for more information.
Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as
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brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid investments.
Mortgage pass-through securities are interests in pools of mortgage-related securities that differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Mortgage- and Other Asset-Backed Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities, including states, political subdivisions, agencies, instrumentalities, and authorities, as well as U.S. territories, commonwealths and possessions (such as Guam, Puerto Rico and the U.S. Virgin Islands) and their political subdivisions, agencies, instrumentalities, and authorities, to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.
Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.
Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions. See Types of Investments – Commercial Paper for more information.
Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable
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to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand, usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.
Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for U.S. federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.
Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by a Fund’s portfolio manager to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated.
Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.
Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.
Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.
Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.
There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include: Counterparty Risk, Market Risk and Municipal Securities Risk.
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Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.
See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Market Risk and Municipal Securities Risk.
Participation Interests
Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, – Debt Obligations – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and – Private Placement and Other Restricted Securities for more information.
Loan participations also are a type of participation interest. Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies).
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with loan participations include: Confidential Information Access Risk, Credit Risk and Interest Rate Risk.
Partnership Securities
The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the NYSE, the NYSE Alternext US LLC (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations).
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with partnership securities include: Interest Rate Risk, Issuer Risk, Liquidity Risk and Market Risk.
Preferred Stock
Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be
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privately placed or publicly offered. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. See Types of Investments – Private Placement and Other Restricted Securities for more information.
Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. An APS is distinguished from standard preferred stock because its dividends change from time to time. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with preferred stock include: Convertible Securities Risk, Issuer Risk, Liquidity Risk and Market Risk.
Trust-Preferred Securities. Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments.
Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institutions balance sheet.
The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.
The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.
In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with trust-preferred securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Private Investments in Public Equity
Private Investments in public equity (or PIPEs) are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer). Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares. See also Types of Investments – Private Placement and Other Restricted Securities for more information.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with PIPEs include: Private Investment in Public Equity (PIPEs) Risk, Counterparty Risk, Issuer Risk, Liquidity Risk, Market Risk, and Rule 144A and Other Exempted Securities Risk.
Private Placement and Other Restricted Securities
Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.
Private placements typically may be sold only to qualified institutional buyers or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of qualified purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with private placement and other restricted securities include: Issuer Risk, Liquidity Risk, Market Risk and Confidential Information Access Risk.
Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions.
Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded.
Similar to regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with REITs include: Interest Rate Risk, Issuer Risk, Market Risk and Real Estate-Related Investment Risk.
Repurchase Agreements
Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include: Counterparty Risk, Credit Risk, Issuer Risk, Market Risk and Repurchase Agreements Risk.
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Reverse Repurchase Agreements
Reverse repurchase agreements are agreements under which a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within 7 days) and price which reflects an interest payment. A Fund generally retains the right to interest and principal payments on the security. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, Issuer Risk, Leverage Risk, Market Risk and Reverse Repurchase Agreements Risk.
Short Sales
A Fund may sometimes sell securities short when it owns an equal amount of the securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of its effective leverage. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when a Fund’s portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.
Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.) Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with short sales include: Leverage Risk, Market Risk and Short Positions Risk.
Sovereign Debt
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Types of Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of a default.
Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with sovereign debt include: Credit Risk, Emerging Markets Securities Risk, Foreign Securities Risk, Issuer Risk and Market Risk.
Special Purpose Acquisition Company (SPAC)
A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a SPAC Transaction). The shares of a SPAC are issued in “units” that typically include one share of common stock and one warrant (or partial warrant) conveying the right to purchase additional shares. Within 52 days after the closing of the IPO, the shares of common stock and the warrants comprising the units will begin to trade separately and become freely tradeable. After going public, and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and/or cash. If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any warrants issued by the SPAC expire worthless. In some cases, the Fund will forfeit its right to exercise its warrants to receive additional shares even if a SPAC Transaction occurs if the Fund holding the warrant elects to redeem its shares of common stock and not participate in the SPAC Transaction. See also Types of Investments – Common Stock, – Initial Public Offerings, and – Warrants and Rights for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with SPACs include: IPO Risk, Issuer Risk, Liquidity Risk, Market Risk, Special Purpose Acquisition Companies (SPAC) Risk and Warrants and Rights Risk.
Standby Commitments
See Types of Investments – Municipal Securities above.
U.S. Government and Related Obligations
U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various agencies or instrumentalities established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies or instrumentalities of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Fannie Mae, Freddie Mac, and Student Loan Marketing Association (SLMA). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with U.S. Government and related obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, Reinvestment Risk and U.S. Government Obligations Risk.
Variable- and Floating-Rate Obligations
Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some
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securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.
A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.
Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.
The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.
Corporate loans in which a Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that a Fund’s portfolio manager believes are attractive arise.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.
Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances the Investment Manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these
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loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities.
In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client accounts collectively held only a single category of the issuer’s securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with variable- or floating-rate obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Warrants and Rights
Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.
The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Counterparty Risk, Credit Risk, Issuer Risk and Market Risk.
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Information Regarding Risks
The following is a summary of risks of investing in the Funds and the risk characteristics associated with the various securities, instruments, assets and investments as well as strategies and techniques that may be available to the Funds for investment. A Fund’s risk profile is largely determined by each Fund’s portfolio holdings and principal investment strategies (see the Fund’s most recent annual or semiannual report for portfolio holdings information and see the Fund’s current prospectus for the description of the Fund’s principal investment strategies and principal risks). The Funds are allowed to invest in other securities, instruments, assets and investments, and may engage in strategies and techniques other than those described in the Fund’s current prospectus, subjecting the Fund to the risks associated with these other securities, instruments, assets, investments, strategies and techniques.
An investment in the Funds is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. One or more of the following risks may be associated with an investment in a Fund at any time:
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.
In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.
Allocation Risk. For any Fund that uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply, which would result in a loss to the Fund. In addition, if the portfolio manager(s) determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.
The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.
Bankruptcy Process and Trade Claims Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company and cause it to be incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being finalized. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization
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proceedings, which include claims of suppliers for unpaid goods delivered, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative, illiquid, and carries a high degree of risk. The markets in trade claims are generally not regulated by U.S. federal securities laws or the SEC.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Closed-End Investment Company Risk. Closed-end investment companies frequently trade at a discount to their NAV, which may affect whether the Fund will realize gain or loss upon its sale of the closed-end investment company’s shares. Closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments (and therefore the Fund) to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments thereby subjecting the Fund to increased liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument. The Fund may make commodity-related investments through, and may invest in one or more underlying funds that make commodity-related investments through, one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. However, any such subsidiary is wholly owned and controlled by the Fund and any underlying fund subsidiary is wholly-owned and controlled by the underlying fund, making it unlikely that the subsidiary will take action contrary to the interests of the Fund or the underlying fund and their shareholders. Further, any such subsidiaries will be subject to the laws of a foreign jurisdiction, and can be adversely affected by developments in that jurisdiction.
Concentration Risk. To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Confidential Information Access Risk. In many instances, issuers of floating rate loans offer to furnish material, non-public information (Confidential Information) to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The portfolio managers may avoid the receipt of Confidential Information about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the ability to assess the desirability thereof may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect the Fund’s performance.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
■	Contingent Convertible Securities Risk. Contingent convertible securities, also known as contingent capital securities or “CoCos,” are hybrid securities that are typically issued by non-U.S. banks. CoCos have characteristics of both debt and equity
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instruments, although they are generally treated by the Funds as debt investments. If certain “trigger events” occur, CoCos either convert into equity or undergo a principal write-down or write-off. Trigger events, which are defined by the documents governing the CoCo, may include a decline in the issuer’s capital ratio below a specified trigger level, the share price of the issuer falling to a particular level for a certain period of time, other events indicating an increase in the issuer’s risk of insolvency, and/or certain regulatory events, including changes in regulatory capital requirements or regulatory actions related to the issuer’s solvency prospects.

The value of CoCos may be influenced by the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial or political events impacting the issuer, its particular market or the financial markets more broadly. Due to the contingent conversion or principal write-down or write-off features, CoCos may have substantially greater risk than other securities in times of financial stress. The occurrence of an automatic conversion or write-down or write-off event may be unpredictable and the potential effects of such event could cause a Fund’s shares to lose value. The coupon payments offered by CoCos are discretionary and may be cancelled or adjusted downward by the issuer or at the request of the relevant regulatory authority at any point, for any reason, and for any length of time. As a result of the uncertainty with respect to coupon payments, the value of CoCos may be volatile and their price may decline rapidly if coupon payments are suspended. CoCos are typically structurally subordinated to traditional convertible bonds in the issuer’s capital structure. There may be circumstances under which investors in CoCos may suffer a capital loss ahead of equity holders or when equity holders do not.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CoCos include: Convertible Securities Risk, Credit Risk, Foreign Securities Risk, High-Yield Investments Risk, Interest Rate Risk, Issuer Risk, and Market Risk.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Debt instruments backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default,
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bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.
Cybersecurity Breaches, Systems Failure and Other Business Disruptions Risk. The Fund and its service providers, including the Investment Manager and its affiliates (Ameriprise Financial, which is the Investment Manager’s parent company, the Distributor and the Transfer Agent (together with the Investment Manager, referred to herein as we, us and our)), any investment subadvisers, the Custodian and other service providers, as well as all their underlying service providers (collectively, the Service Providers), are heavily dependent on their respective employees, agents and other personnel (Personnel) and proprietary and third-party technology and infrastructure and related business, operational and information systems, networks, computers, devices, programs, applications, data and functions (collectively, Systems) to perform necessary business activities. The Systems and Personnel that the Fund and the Service Providers rely upon may be vulnerable to significant disruptions and failures, including those relating to or arising from cybersecurity breaches (including intentional acts, e.g., cyber-attacks, hacking, phishing scams, unauthorized payment requests and other social engineering techniques aimed at Personnel or Systems, and unintentional events or activity), attempted cybersecurity breaches, Systems malfunctions, user error, conduct (or misconduct) of or arising from Personnel, and remote access to Systems (particularly important given the increased use of technologies such as the internet to conduct business). The increased use of mobile and cloud technologies and remote work heighten these and other operational risks. In addition, other events or circumstances – whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, insurrections, military actions, terrorism, riots, civil unrest including large scale protests, natural disaster, widespread disease, pandemic or other public health crises – may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund’s and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.
Systems and Personnel disruptions and failures, particularly cybersecurity breaches, may result in (i) proprietary or confidential information or data including personal investor information (and that of beneficial owners of investors) being lost, withheld for ransom, misused, destroyed, stolen, released, corrupted or rendered unavailable, (ii) unauthorized access to Systems and loss of operational capacity, including from, but not limited to denial-of-service attacks (i.e., efforts to make network services and other Systems unavailable to intended users), and (iii) the misappropriation of Fund or investor assets or sensitive information. Any such events could negatively impact Service Provider Personnel and Systems and may have significant adverse impacts on the Fund and its shareholders.
Systems and Personnel disruptions and failures such as cybersecurity breaches may cause delays or mistakes in materials provided to shareholders and may also interfere with, or negatively impact, the processing of Fund investor transactions, pricing of Fund investments, calculating the Fund’s NAV, and trading within the Fund’s portfolio, while causing or subjecting the Fund to potential financial losses as well as additional compliance, legal, and operational costs. Such events could negatively impact the Fund, its shareholders and the business, financial condition and performance or results of operations of the Service Providers.
The trend toward broad consumer and general public notification of Systems failures and cybersecurity breaches could exacerbate the harm to the Fund, its shareholders and Service Provider business, financial condition and performance or results of operations. Even if we and the Service Providers successfully protect our respective Systems from failures or cybersecurity breaches, we may incur significant expenses in connection with our responses to any such events or compliance with evolving laws, as well as the need for adoption, implementation and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted or actual cybersecurity breaches are publicized. We and the Service Providers cannot be certain that evolving threats from cyber-criminals and other cyber-threat actors, exploitation of new vulnerabilities in our respective Systems, data thefts, Systems break-ins or other types of inappropriate access will not compromise or breach the technology or other security measures protecting our respective Systems.
We routinely face and address evolving cybersecurity threats and have been able to detect and respond to these incidents to date without a material loss of client financial assets or information through the use of ongoing monitoring and continual improvement of our security capabilities and incident response manual. We have been threatened by phishing and spear phishing scams, social engineering attacks, account takeovers, introductions of malware, attempts at electronic break-ins, and the submission of fraudulent payment requests. Systems failures and cybersecurity breaches may be difficult to detect, may go undetected for long periods or may never be detected. The impact of such events may be compounded over time. Although we evaluate the materiality of all Systems failures and cybersecurity breaches detected, we may conclude that some such events are not material and may choose not to address them. Such conclusions may not prove to be correct.
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Although we have established business continuity/disaster recovery plans (Continuity and Recovery Plans) designed to prevent or mitigate the effects of Systems and Personnel disruptions and failures and cybersecurity breaches, there are inherent limitations in Continuity and Recovery Plans. These limitations include the possibility that certain risks have not been identified, that Continuity and Recovery Plans might not – despite testing and monitoring – operate as designed, that Continuity and Recovery Plans may not be sufficient to stop or mitigate negative impacts, including financial losses, or that Continuity and Recovery Plans may otherwise be unable to achieve their objectives. The Fund and its shareholders could be negatively impacted as a result. The widespread use of work-from-home arrangements may increase these risks. The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its Continuity and Recovery Plans take into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters and conditions, including pandemics, may have on the ability of us and the Service Providers to continue ordinary business operations and technology functions over near- or longer-term periods. In addition, the Fund cannot control or dictate the Continuity and Recovery Plans of the Service Providers. As a result, there can be no assurance that the Fund will not suffer financial losses relating to Systems or Personnel disruptions or failures or cybersecurity breaches affecting them or us in the future.
Systems and Personnel disruptions and failures and cybersecurity breaches may necessitate significant investment to repair or replace impacted Systems. In addition, the Fund may incur substantial costs for risk management in connection with failures or interruptions of Systems, Personnel, Continuity and Recovery Plans and cybersecurity defense measures in order to attempt to prevent any such events or incidents in the future, which, if they should occur, may be prolonged and may negatively impact business operations.
Any insurance or other risk-shifting tools available to us in order to manage or mitigate the risks associated with Systems and Personnel disruptions and failures and cybersecurity breaches are generally subject to terms and conditions such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. While Ameriprise Financial and its affiliates maintain cyber liability insurance that provides both third-party liability and first-party liability coverages, this insurance may not be sufficient to protect us against all losses. In addition, contractual remedies may not be available with respect to Service Providers or may prove inadequate if available (e.g., because of limits on the liability of the Service Providers) to protect the Fund against all losses.
Stock and other market exchanges, financial intermediaries, issuers of, and counterparties to, Fund investments also may be adversely impacted by Systems and Personnel disruptions and failures and cybersecurity breaches, in their own businesses, subjecting them to the risks described here, as well as other additional or enhanced risks particular to their businesses, which could result in losses to the Fund and its shareholders. Issuers of securities or other instruments in which the Fund invests may also experience Systems and Personnel disruptions and failures and cybersecurity breaches, which could result in material adverse consequences for such issuers, which may cause the Fund’s investment in such issuers to lose money.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund. A potential conflict of interest exists to the extent that the Fund invests in ADRs for which the Fund's custodian serves as depository bank.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from
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those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country's or region’s currency. The Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. The Fund may use these instruments to gain leveraged exposure to currencies, which is a speculative investment practice that increases the Fund's risk exposure and the possibility of losses. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
■	A forward interest rate agreement is a derivative whereby the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum
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permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A bond (or debt instrument) future is a derivative that is an agreement for the contract holder to buy or sell a bond or other debt instrument, a basket of bonds or other debt instrument, or the bonds or other debt instruments in an index on a specified date at a predetermined price. The buyer (long position) of a bond future is obliged to buy the underlying reference at the agreed price on expiry of the future.
■	A commodity-linked future is a derivative that is an agreement to buy or sell one or more commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures at a specific date in the future at a specific price.
■	A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date.
■	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
■	An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Inverse Floaters Risk. Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of over-the-counter derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the coupon rate, while floating rate securities have a coupon rate that changes whenever there is a change in a designated benchmark index or the issuer’s credit rating. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Fund. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Fund. There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some inverse floaters are structured with liquidity features and may include market-dependent liquidity features that may expose the Fund to greater liquidity risk. Inverse floaters can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting
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contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Structured Investments Risk. Structured investments are over-the-counter derivatives that provide principal and/or interest payments based on the value of an underlying reference(s). Structured investments typically provide interest income, thereby offering a potential yield advantage over investing directly in an underlying reference. Structured investments may lack a liquid secondary market and their prices or value can be volatile which could result in significant losses for the Fund. In some cases, depending on its terms, a structured investment may provide that principal and/or interest payments may be adjusted below zero resulting in a potential loss of principal and/or interest payments. Additionally, the particular terms of a structured investment may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price change of the underlying reference. Economic leverage will increase the volatility of structured investment prices, and could result in increased losses for the Fund. The Fund’s use of structured instruments may not work as intended. If structured investments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured investments can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked structured note is a derivative (structured investment) that has principal and/or interest payments based on the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), a basket of commodities, indices of commodity futures or other economic variable. If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value in the underlying reference. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or for the Fund to accurately value them.
■	An equity-linked note (ELN) is a derivative (structured investment) that has principal and/or interest payments based on the value of a single equity security, a basket of equity securities or an index of equity securities, and generally has risks similar to these underlying equity securities. ELNs may be leveraged or unleveraged. An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, as well as in privately negotiated transactions with the issuer of the ELN. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing and able to repurchase the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell at such a price. Furthermore, such inability to sell may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. The Fund’s investments in ELNs have the potential to lead to significant losses, including the amount the Fund invested in the ELN, because ELNs are subject to the market and volatility risks associated with their underlying equity. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. However, the Fund typically considers ELNs alongside other securities of the issuer in its assessment of issuer concentration risk. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. ELNs may also be subject to leverage risk. The Fund may or may not hold an ELN until its maturity. ELNs also include participation notes.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk
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exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■	A commodity-linked swap is a derivative (swap) that is an agreement where the underlying reference is the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures.
■	Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities or other instruments. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value.
■	A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
■	An inflation rate swap is a derivative typically used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI).
■	An interest rate swap is a derivative in which two parties agree to exchange interest rate cash flows, based on a specified notional amount from a fixed rate to a floating rate (or vice versa) or from one floating rate to another. Interest rate swaps can be based on various measures of interest rates, including swap rates, treasury rates, foreign interest rates and other reference rates.
■	Total return swaps are derivative swap transactions in which one party agrees to pay the other party an amount equal to the total return of a defined underlying reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return of a different underlying reference.
Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give the purchasing party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.
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In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.
In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market is exposed to a variety of risks described above in “Emerging Market Securities Risk” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions
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are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.
Because of the recent formation of the Russian securities markets, the relatively underdeveloped state of Russia’s banking and telecommunication systems and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
In addition, Russia also may attempt to assert its influence in the region through economic or military measures, as it did with Georgia in the summer of 2008 and Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine in February 2022, significantly amplifying already existing geopolitical tensions. The extent and duration of the military action, the resulting sanctions or other punitive actions and the resulting future market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the ruble against the U.S. dollar, are impossible to predict, but have been and could continue to be significant. Any such disruptions caused by Russian military action or other hostile actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including potential widening of the scope of the conflict, purchasing and financing restrictions, potential suspension of trading Russian securities on stock exchanges, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action have impacted, and may continue to impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
Governments in the United States, Canada, the United Kingdom, the European Union and many other countries (collectively, the “Sanctioning Bodies”) have imposed broad-ranging economic sanctions, including banning Russia from global payments systems that facilitate cross-border payments, prohibiting certain securities trades and certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals (including politicians) both inside Russia and globally, as well as Russian corporate and banking entities. The Sanctioning Bodies, and/or others, could also institute or threaten further sanctions, which may result in the decline of the value and liquidity of Russian securities, further downgrades in the credit ratings of Russia or Russian issuers, a further weakening of the ruble or other adverse consequences for the Russian economy. These sanctions may include the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions may also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. For instance, in response to sanctions, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country and the Russian Central Bank suspended the sales of Russian securities by non-residents of Russia on its local stock exchange. Any market disruptions caused by Russian military action, resulting sanctions and/or counter measures or actions thereto may magnify the impact of other risks to the Fund. Market events are rapidly evolving and present uncertainty and risk with respect to markets globally and the performance of the Fund and its investments could be negatively impacted.
China Bond Connect Risk. The risks noted here are in addition to the risks described under Emerging Market Securities Risk. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. In addition, securities offered through Bond Connect may lose their
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eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns.
Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Moneymarkets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of a Fund’s Hong Kong sub-custodian. Therefore, a Fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce a Fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Fund to the credit risk of the relevant securities depositories and a Fund’s Hong Kong sub-custodian. While a Fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A Fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.
Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund, which may negatively affect investment returns for shareholders. Bond Connect trades are settled in Chinese Renminbi (RMB), and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
China Stock Connect Risk. The risks noted here are in addition to the risks described under “Emerging Market Securities Risk”. A Fund may, directly or indirectly (through, for example, participatory notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (China A-Shares) through the Shanghai and Shenzhen – Hong Kong Stock Connect (China Stock Connect), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through China Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of securities transactions to heightened risks. Specifically, trading can be affected by a number of issues. China Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Because China Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate China Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through China Stock Connect could be disrupted.
PRC regulations require that, in order to sell its China A-Shares, a Fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Fund’s ability to dispose of its China A-Shares purchased through China Stock Connect in a timely manner. Additionally, China Stock Connect is subject to daily quota limitations on purchases in the PRC. Once the daily quota is reached, orders to purchase additional China A-Shares through China Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through China Stock Connect and is not otherwise transferable. China Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Manager (and/or any subadviser, as the case may
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be) to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through China Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. China Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through China Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
Environmental, Social and Governance Integrated Risk. The Fund’s consideration of issuer ESG characteristics may cause the Fund to invest in, forego investing in, or sell securities of issuers, including issuers within certain sectors, regions and countries that could negatively impact Fund performance, including relative to a benchmark or other funds that do not consider environmental, social and corporate governance data, or funds that do but make different investment decisions based thereon. ESG characteristics are not the only factors considered and as a result, the Fund’s investments may not have favorable ESG characteristics or ratings. While the portfolio managers believe that the integration of material ESG characteristics into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, there is no guarantee that the integration of ESG characteristics will result in better performance. The analysis of ESG characteristics is subjective and investors can differ in their views of what constitutes positive or negative ESG characteristics. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. Further, the regulatory landscape with respect to ESG investing in the United States is still developing and the Fund may modify or alter its investment process with respect to ESG integration.
Event-Driven Trading Risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.
Event-driven investing requires the portfolio managers to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the portfolio managers had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.
Event-Linked Instruments Risk. The Fund may seek to profit from investment in debt securities whose performance is linked to the occurrence of specific “trigger” events, such as a hurricane, earthquake, or other physical or weather-related phenomena. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. Bonds commonly referred to as “catastrophe bonds” are a type of event-linked instrument in which the Fund may invest. Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). The return on these securities is tied primarily to property insurance risk and is analogous to underwriting insurance in certain circumstances. By isolating insurance risk, these securities are largely uncorrelated to other more traditional investments. Risks associated with investment in catastrophe bonds would include, for example, a major hurricane or similar catastrophe striking a heavily populated area of the East Coast of the United States or a major earthquake with an epicenter in an urban area on the West Coast of the United States. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due), counterparty risk (the risk that a counterparty to a transaction in a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund), adverse regulatory or jurisdictional interpretations, adverse tax consequences, liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), and foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. From time to time, the volume of catastrophe bonds available in the market may be insufficient to enable the Fund to invest as great a percentage of its assets in catastrophe bonds as it would like.
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Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.
The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the 1940 Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities that expose the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk, including that the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying benchmark or strategy remaining unchanged. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Foreign Currency-Related Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Internal Revenue Service has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Internal Revenue Service issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.
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Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (foreign sub-custodians), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such
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securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, the Fund’s exposure to risks associated with investing in emerging market countries are magnified when the Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. In addition, frontier market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Many frontier market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns and other conditions in other countries. Some frontier market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging markets securities to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk.
Fund-of-Funds Risk. Determinations regarding asset classes or selection of underlying funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Therefore, to the extent that the Fund invests significantly in a particular underlying fund, the Fund’s performance would be significantly impacted by the performance of such underlying fund. Generally, by investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few underlying funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objectives. There is no guarantee that the underlying funds will achieve their respective investment objectives. The performance of underlying funds could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each underlying fund are shared by its investors, redemptions by other investors in an underlying fund could result in decreased economies of scale and increased operating expenses for such underlying fund. These transactions might also result in higher brokerage, tax or other costs for an underlying fund. This risk may be particularly important when one investor owns a substantial portion of an underlying fund. For certain funds-of-funds, the Investment Manager typically selects underlying funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated underlying fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in underlying funds because it receives management fees from affiliated funds, and it has a conflict in choosing among affiliated funds when selecting and investing in underlying funds, because the fees paid to it by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less
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desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate fund(s) in a timely manner or at all.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■	Asia Pacific Region. A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in a region with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■	Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Most developed countries in Western Europe are members of the EU, and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, significant private or public debt problems in a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the UK from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which could adversely affect the value of your investment in the Fund. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods.
■	Greater China. The Greater China region consists of Hong Kong, The People's Republic of China and Taiwan, among other countries, and the Fund's investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s NAV and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region. Many Chinese companies to which the Fund seeks investment exposure use a structure
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known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is not made directly in the VIE (the actual Chinese operating company), but rather in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which the Fund is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which the Fund invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE's profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as the Fund. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements, or that the contracts are otherwise not enforceable under Chinese law. In any of these cases, a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. The Fund will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other U.S. regulators. Recently, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
■	Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. A significant portion of Japan's trade is conducted with developing nations in East and Southeast Asia and its economy can be affected by conditions and currency fluctuations in these and other countries. For a number of years, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Securities in Japan are denominated and quoted in yen. As a result, the value of the Fund's Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Securities traded on Japanese stock exchanges have exhibited significant volatility in recent years. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
■	Latin America Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. The economies of many Latin American countries have experienced elevated and volatile interest rates, inflation rates and unemployment rates. Currency devaluations and exchange rate volatility have also been common among Latin American economies. Relatively high dependence upon commodities, such as petroleum, minerals, metals and agricultural products,
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amongst others, may cause certain Latin American economies to be particularly sensitive to fluctuations in commodity prices. International economic conditions, trade arrangements and flow of international capital may have significant impact on Latin American economies due to their relatively heavy reliance upon international trade. Latin American economies may also be susceptible to adverse government regulatory and economic intervention and controls which may negatively impact economic growth. Limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities from Latin American countries could adversely affect the Fund. Other risks associated with investments in Latin American economies may include inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■	Middle East and North Africa Region. The Fund is particularly susceptible to risks related to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Middle East and North Africa region. The economies of many Middle Eastern and North African countries have experienced local and regional conflicts including terrorist activity, religious, ethnic and/or socio-economic unrest, acts of war or other conflicts in the region, as well as elevated and volatile interest rates, inflation rates and unemployment rates. Currency devaluations and exchange rate volatility have also been common among Middle Eastern and North African economies. Relatively high dependence upon commodities, such as petroleum and minerals amongst others, may cause certain Middle Eastern and North African economies to be particularly sensitive to fluctuations in commodity prices. International economic conditions, trade arrangements and flow of international capital may have a significant impact on Middle Eastern and North African economies due to their relatively heavy reliance upon international trade. Middle Eastern and North African economies may also be susceptible to adverse government regulatory and economic intervention and controls which may negatively impact economic growth. Limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities from Middle Eastern and North African countries could adversely affect the Fund. Other risks associated with investments in Middle Eastern and North African economies may include inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■	India. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers in India. Because the Fund invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Uncertainty regarding inflation and currency exchange rates, fiscal policy, credit ratings and the possibility that future harmful political actions will be taken by the Indian government, could negatively impact the Indian economy and securities markets, and thus adversely affect the Fund’s performance. The risks described under “Emerging Market Securities Risk,” “Frontier Market Risk,” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies, market conditions, and prices and yields of securities in the Fund’s portfolio. The Fund’s performance will also be affected by changes in value of the Indian rupee versus the U.S. dollar. For example, if the value of the U.S. dollar goes up compared to the Indian rupee, an investment traded in the rupee will go down in value because it will be worth fewer U.S. dollars. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and rupees.

Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Information regarding Indian corporations may be less reliable and all material information may not be available to the Fund. Securities laws in India are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, it may be difficult to obtain and enforce a judgment in a court in India. It may not be possible for the Fund to effect service of process in India, and if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets and which may impose
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additional costs on investment.
The Indian population is comprised of diverse religious, linguistic, ethnic and religious groups. India has, from time to time, experienced civil unrest and hostility with neighboring countries such as Pakistan. Violence and disruption associated with these tensions could have a negative effect on the economy and, consequently, adversely affect the Fund. Agriculture occupies a prominent position in the Indian economy, alongside India’s service and industrial sectors. Adverse changes in weather, including monsoons, and other natural disasters in India and surrounding regions can have a significant adverse effect on the Indian economy, which could adversely affect the Fund.
Global Economic Risk. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region or across the globe. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities.
EuroZone. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of your investment in the Fund.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs.
There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Brexit. Following the withdrawal by the UK from the EU, the UK and the EU entered into a Trade and Cooperation Agreement (TCA) in 2021, which governs certain parts of the future relationship between the UK and the EU. The TCA does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU. In particular, the TCA does not include an agreement on financial services. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. The uncertainty caused by the UK’s departure from the EU, which occurred in January 2020, could lead to prolonged political, legal, regulatory, tax and economic uncertainty and wider instability and volatility in the financial markets of the UK and more broadly across Europe. It may also lead to weakening corporate and financial confidence in such markets as the UK renegotiates the regulation of the provision of financial services within and to persons in the EU and potentially lower economic growth in the UK, Europe and globally, which may adversely affect the value of your investment in the Fund.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses, but establishes other positions designed to gain from those same developments, which moderates the decline in value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase.
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Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is generally anticipated, causing it to be unable to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due), counterparty risk (the risk that a counterparty to a transaction in a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund) and liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price).
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Highly Leveraged Transactions Risk. The loans or other debt instruments in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.
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Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Due to the expenses and costs of an underlying fund being shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such underlying fund. These transactions might also result in higher brokerage, tax or other costs for the underlying funds. This risk may be particularly important when one investor owns a substantial portion of the underlying funds. The Investment Manager has a conflict of interest in selecting affiliated underlying funds over unaffiliated underlying funds because it receives management fees from affiliated underlying funds, and it has a conflict in selecting among affiliated underlying funds, because the fees paid to it by certain affiliated underlying funds are higher than the fees paid by other affiliated underlying funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in other underlying funds, including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund is not identified in a timely manner or at all.
IPO Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
■	Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For
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example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Large Purchases and Redemptions of Fund Shares Risk. The timing and magnitude of Fund share purchases and redemptions, including by large Fund shareholders transacting in large amounts of Fund shares, could prevent the Fund from being fully invested, or require the Fund to sell portfolio securities at unfavorable prices or hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Thus, large Fund share purchases and redemptions could adversely impact the Fund’s performance. Such Fund share activity may also increase the Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences for investors. The Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the instrument). Because the expenses and costs of the Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, one or more large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR Replacement Risk. LIBOR, which has historically been used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, among other “inter-bank offered” reference rates, is in the process of being discontinued as a global reference rate. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments that are tied to LIBOR. Such investments may include bank loans, derivatives, floating rate loans, and other assets or liabilities. On July 27, 2017, the U.K. Financial Conduct Authority (FCA) announced that it intended to stop compelling or inducing banks to submit LIBOR rates after 2021. The FCA and the ICE Benchmark Administration have since announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing and promoting SOFR as the alternative reference rate to U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of the discontinuation of LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an
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orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund or the Investment Manager or any Fund subadviser, as the case may be, are regulated or supervised. Such legislation or regulation could affect or preclude a Fund’s ability to achieve its investment objective.
Governments and their regulatory agencies and self-regulatory organizations may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.
While the Investment Manager and any subadvisers can endeavor to take various preventative measures to address liquidity risk, including conducting periodic portfolio risk analysis/management and stress-testing, such measures may not be successful and may not have fully accounted for the specific circumstances that ultimately impact a Fund and its holdings.
Listed Private Equity Fund Investment Risk. Private equity funds include financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. The Fund is subject to the underlying risks that affect private equity funds in which it invests, which may include increased liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), pricing risk (the risk that the investment may be difficult to value), sector risk (the risk that a significant portion of Fund assets invested in one or more economic sectors may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Limited or incomplete information about the companies in which
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private equity funds invest, and relatively concentrated investment portfolios of private equity funds, may expose the Fund to greater volatility and risk of loss. Fund investment in private equity funds subjects Fund shareholders indirectly to the fees and expenses incurred by private equity funds.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). This exposes the Fund to the risk that the receipt of principal and interest payments may be late due to delayed interest settlement. Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, including the Fund. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. From time to time, disagreements may arise amongst the holders of loans and debt in the capital structure of an issuer, which may give rise to litigation risks, including the risk that a court could take action adverse to the holders of the loan, which could negatively impact the Fund’s performance.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund will usually succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund would also be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may also be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.
Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment ideas regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes;
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changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The trading methods used by the portfolio managers may not take all of these factors into account.
The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used within different or other strategies, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions. In addition, as the share of assets invested in passive index-based strategies increases, price correlations among the securities included in an index may increase and the market value of securities, including those included in one or more market indices, may become less correlated with their underlying values. Because index-based strategies generally buy or sell securities based solely on their inclusion in an index, securities prices may rise or fall based on whether money is flowing into or out of these strategies rather than based on an analysis of the securities’ underlying values. This valuation disparity could lead to increased price volatility for individual securities, and the market as a whole, which may result in Fund losses.
In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be effective. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any such developments, may reduce liquidity in the market generally or have other adverse effects on an economy, a Fund or issuers in which the Funds invest.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in less developed countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or
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globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of these units have more limited rights to vote on matters affecting the partnership. These units may be subject to cash flow and dilution risks. There are also certain tax risks associated with such an investment. In particular, the Fund’s investment in master limited partnerships can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, there are risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the portfolio managers would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Because a decision to impose or not impose such liquidity fees and/or redemption gates on an affiliated money market fund may negatively impact any Funds that invest in it, all to which the Investment Manager and Board may also owe a fiduciary duty, any recommendation by the Investment Manager or decision by the Board with respect to such fees or gates on the affiliated money market fund may present conflicts of interest to the Investment Manager and the Board. The Board of the affiliated money market fund, for example, could be conflicted by a determination to not impose such fees and/or gates at a time when, if implemented, the other Columbia Funds could potentially experience negative impacts, while not imposing such fees and/or gates could potentially result in a negative impact to the affiliated money market fund. Any decisions by the Board to favor such fees and/or gates could result in reduced or limited investments in the affiliated money market fund by the other Columbia Funds, which may lead to increased affiliated money market fund expenses (which would be borne by the remaining Fund investors).
If a liquidity fee or redemption gate is imposed, an investing Columbia Fund may have to sell other investments at less than opportune times rather than using the cash invested in the money market fund to meet shareholder redemptions. The Investment Manager, as a result of any such fees and/or gates on an affiliated money market fund (or the potential imposition thereof, recognizing that the Investment Manager will be aware of the affiliated money market fund’s liquid assets position), may determine to not invest the other Columbia Funds’ assets in the affiliated money market fund, and potentially be forced to invest in more expensive, lower-performing investments.
Money Market Fund Risk. Although government money market funds (such as VP – Government Money Market Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the NAV of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV
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of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the NAV of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant NAV of $1.00 per share.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Multi-Strategy Risk. The multi-strategy approach employed by the Fund involves special risks, which include the risk that investment decisions, at the Fund or the underlying fund level, may conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Also, managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Fund or other investors.
Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), or may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not disclosed to the Fund or other investors. These strategies may involve risks under some market conditions that are not anticipated by the Investment Manager or the Fund.
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Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Opportunistic Investing Risk. Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security's intrinsic worth or the expected value was misgauged. Securities that are believed to be undervalued by the portfolio managers may decline in price. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Private Investments in Public Equity (PIPEs) Risk. PIPEs are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer). Generally, such restrictions cause the PIPEs to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.
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Qualified Financial Contracts Risk. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators will require certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Regulatory Risk — Alternative Investments. Legal, tax, and regulatory developments may adversely affect the Fund and its investments. The regulatory environment for the Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s or others’ interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
The Fund’s business is dynamic and is expected to change over time. Therefore, the Fund and its underlying investments may be subject to new or additional regulatory constraints in the future. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity
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of its investors or otherwise. To the extent the Fund or its underlying investments are subject to such regulation, such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.
Regulatory Risk — Money Market Funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Regulatory Risk — U.S. Banking Law. Following the conversion of Ameriprise National Trust Bank into a federal savings bank in May 2019, Ameriprise Financial continues to be subject to ongoing supervision by the Board of Governors for the Federal Reserve System (“FRB”) as well as applicable U.S. federal banking laws, including the Home Owners Loan Act and certain parts of the Bank Holding Company Act, including Section 13 thereof (commonly referred to as the Volcker Rule). These laws impose limits on the amount and duration of any proprietary capital held in the Fund by the Investment Manager, Ameriprise Financial or certain of their controlled affiliates or products. Failure to comply with those limitations could subject the Fund to limitations on its portfolio investments and/or trading restrictions which could adversely impact the Fund’s ability to execute its investment strategy. Under such circumstances, the Investment Manager and/or its affiliates may be required to reduce their ownership interests in the Fund or the Fund’s Board may liquidate the Fund, which may result in losses, increased transaction costs and/or adverse tax consequences for the Fund, each of which may adversely affect the value of your investment in the Fund.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk (the risk that losses may be greater than the amount invested). Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that group of industries or economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Sector Risk — Consumer Discretionary/Staples Sector Investments. To the extent a Fund concentrates its investments in companies in the consumer discretionary and staples sectors, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer
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discretionary and staples sectors are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes. Companies in these sectors may be subject to competitive forces (including competition brought by an influx of foreign brands), which may also have an adverse impact on their profitability. These sectors may be strongly affected by fads, marketing campaigns, changes in demographics and consumer preferences, and other economic or social factors affecting consumer demand. Governmental regulation, including price controls and regulations on packaging, labeling, competition, and certification, may affect the profitability of certain companies invested in by the Fund. Companies operating in these sectors may also be adversely affected by government and private litigation.
Sector Risk — Energy Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.
Sector Risk — Financial Services Sector Investments. To the extent a Fund concentrates its investments in companies in the financial services sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Sector Risk — Health Care Sector Investments. To the extent a Fund concentrates its investments in companies in the health care sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Sector Risk — Industrials Sector Investments. To the extent a Fund concentrates its investments in companies in the industrials sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Sector Risk — Information Technology Sector Investment Risk. To the extent a Fund concentrates its investments in companies in the information technology sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a
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result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Sector Risk — Materials Investments. To the extent a Fund concentrates its investments in companies in the materials sector, it is more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations and actions) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions. In addition, prices of, and thus the Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.
Sector Risk — Utilities Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it is more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the utilities sector are subject to certain risks, including risks associated with government regulation, interest rate changes, financing difficulties, supply and demand for services or products, intense competition, natural resource conservation and commodity price fluctuations.
Short Positions Risk. A Fund that establishes short positions introduces more risk to the Fund than a fund that only takes long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Social Impact Investment Risk. The investment manager’s consideration of social impact may limit the Fund’s investment opportunities and, as a result, the Fund may underperform funds that do not consider social impact or consider it but make different investment decisions based thereon.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.
Special Purpose Acquisition Company (SPAC) Risk. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a SPAC Transaction). If the Fund purchases shares of a SPAC in an IPO, it will generally pay a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government
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securities, money market securities and/or cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective(s). If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. In some cases, the Fund will forfeit its right to receive additional warrants even if a SPAC Transaction occurs if the Fund holding the warrant or other right does not elect to participate in the SPAC Transaction.
Because SPACs often do not have an operating history or ongoing business other than seeking a SPAC Transaction, the value of their securities may be particularly dependent on the quality of their management and on the ability of the SPAC’s management to identify and complete a profitable SPAC Transaction. Some SPACs may pursue SPAC Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC may become illiquid and/or may be subject to restrictions on resale.
Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target SPAC Transaction; an attractive SPAC Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a SPAC Transaction, once identified or effected, may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk (the risk of losses attributable to changes in interest rates) than traditional government securities with identical credit ratings.
Terrorism, War, Natural Disaster and Epidemic Risk. Terrorism, war, military confrontations and actions, other conflicts, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as widespread disease and virus outbreaks, epidemics and pandemics, have been and can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage
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Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive, or actually receives, for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets, debt securities sold in amounts less than institutional-sized lots (typically referred to as odd lots) or securities that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument. Investors who purchase or redeem Fund shares on days when the Fund is holding securities or other instruments (or holding shares of underlying funds or other investment vehicles that have fair-valued securities or other instruments in their portfolios) may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund (or underlying fund or other investment vehicle) had not fair-valued the security or instrument or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its NAV.
Warrants and Rights Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Rights are typically short-term instruments that are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.
When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. The supply of floating rate notes issued by the U.S. Treasury will be limited. There is no guarantee or assurance that: the Fund will be able to invest in a desired amount of floating rate notes or be able to buy floating rate notes at a desirable price; floating rate notes will continue to be issued by the U.S. Treasury; or floating rate notes will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Fund.
Zero-Coupon Bonds Risk. Zero-coupon bonds are bonds that do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount and their values may fluctuate more than the values of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and affects the amounts distributed to its shareholders, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
Certain of the risks described above in this SAI may also apply, directly or indirectly, to the Investment Manager and any investment subadviser and their affiliates, which may negatively impact their respective abilities to provide services to the Funds, potentially resulting in losses to the Fund or other consequences.
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Borrowings
In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation.
Each Trust, on behalf of the Funds, has entered into a revolving credit facility agreement (the Credit Agreement) with a syndicate of banks led by Citibank N.A., Wells Fargo Bank N.A. and JPMorgan Chase Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an amendment and restatement dated October 27, 2022, the Credit Agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager or an affiliated investment manager (collectively, the Participating Funds), severally and not jointly, permits the Participating Funds to borrow up to an aggregate commitment amount of $950 million (the Commitment Limit) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. A Fund may borrow up to the maximum amount allowable under its current Prospectus and this SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a Fund that may impact that Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce a Fund's return. If a Fund borrows pursuant to the Credit Agreement, that Fund is charged interest at a variable rate. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility. The availability of assets under the Credit Agreement can be affected by other Participating Funds’ borrowings under the agreement. As such, a Fund may be unable to borrow (or borrow further) under the Credit Agreement if the Commitment Limit has been reached.
Lending of Portfolio Securities
To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. A Fund may loan securities to approved borrowers pursuant to borrower agreements in exchange for collateral at least equal in value to the loaned securities, marked to market daily. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral, but the Fund is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund.
If the market value of the loaned securities goes up, the Fund will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the Fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.
Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation. The Funds’ proxy voting policies and procedures are described in this SAI under Investment Management and Other Services – Proxy Voting Policies and Procedures – General.
Securities lending involves counterparty risk, including the risk that a borrower may not provide sufficient or any collateral when required or may not return the loaned securities, timely or at all. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral may only be invested in short-term, highly liquid obligations, and in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.
Statement of Additional Information – May 1, 2023	92

The Funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.
Interfund Lending
Pursuant to an exemptive order granted by the SEC (the “Lending Order”), the Funds entered into a master interfund lending agreement (the “Interfund Program”) with each other and certain other funds advised by the Investment Manager or its affiliates. For purposes of this subsection only, the term “Participating Fund” includes the Funds and any other fund advised by the Investment Manager that is subject to the Lending Order. Under the Interfund Program, each Participating Fund may lend money directly to and, other than closed-end funds and money market funds (including VP – Government Money Market Fund), borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an “Interfund Loan”). Participating Funds issuing Interfund Loans are referred to below as “Borrowing Funds,” and Participating Funds acquiring Interfund Loans are referred to below as “Lending Funds.” All Interfund Loans would consist only of uninvested cash reserves that the Lending Fund otherwise could invest directly or indirectly in short-term repurchase agreements or other short-term instruments.
If a Participating Fund has outstanding bank borrowings, any Interfund Loan to the Participating Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not longer than seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Participating Fund, that event of default will automatically (without need for action or notice by the Lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the Lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the Borrowing Fund.
A Participating Fund may make an unsecured borrowing under the Interfund Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Participating Fund’s total outstanding borrowings immediately after borrowing under the Interfund Program exceed 10% of its total assets, the Participating Fund may borrow under the Interfund Program on a secured basis only. A Participating Fund may not borrow under the Interfund Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental restriction or non-fundamental policy.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the Lending Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the Lending Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a Lending Fund and may be repaid on any day by a Borrowing Fund.
The limitations described above and the other conditions of the Lending Order are designed to minimize the risks associated with Interfund Lending for both the Lending Fund and the Borrowing Fund. However, no borrowing or lending activity is without risk. When a Participating Fund borrows money from another Participating Fund under the Interfund Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the Borrowing Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Participating Fund. Interfund Loans are subject to the risk that the Borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a Lending Fund could result in a lost opportunity or additional lending costs for the Lending Fund. No Participating Fund may borrow more than the amount permitted by its investment restrictions. Because the Investment Manager provides investment management services to both the Lending Fund and the Borrowing Fund, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high quality money market instruments. The Participating Funds have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, VP – Government Money Market Fund may only participate in the Interfund Program as a Lending Fund.
Statement of Additional Information – May 1, 2023	93

INVESTMENT MANAGEMENT AND OTHER SERVICES
The Investment Manager and Subadvisers
Columbia Management Investment Advisers, LLC, located at 290 Congress Street, Boston, MA 02210, is the investment manager of the Funds as well as for other funds in the Columbia Funds Complex. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial, which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs.
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “global” business). From time to time, the Investment Manager (or any affiliated investment subadviser to the Funds, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Funds. These Participating Affiliates will provide services to the Funds and other accounts of the Investment Manager (or any affiliated investment subadviser to the Funds, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Funds will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the CFTC in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates may serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Funds' prospectuses and this SAI, and with the Investment Manager’s and the Funds' compliance policies and procedures, may provide such services to the Funds.
As a manager of global equities, fixed income and real estate assets, Columbia Management seeks to provide its investment professionals, including Fund portfolio managers, with access to various internal tools and resources that they may use to enhance or supplement their investment processes, including access to Columbia Management’s proprietary Fundamental Research capability, Quantitative Equity Research capability, and Responsible Investing Research capability, each as further described below.
Columbia Management’s Equity and Fixed Income Fundamental Research Capability
Columbia Management and its advisory affiliates maintain an internal central research function for both equity and fixed income. Investment analysts who are responsible for central research provide their views on specific issuers and securities internally for general consumption by other analysts and portfolio managers, as well as to investment personnel of certain of our advisory affiliates. Fund portfolio managers may, by way of example, seek to leverage the central fundamental research for sector expertise. Equity analysts that are tied to specific portfolio management teams or strategies generally do not provide their research internally in this manner but may share their investment views with investment personnel (including personnel at certain of our advisory affiliates) via email or other form of communication. In addition, certain of our research analysts have portfolio management responsibilities that may create potential conflicts of interest with respect to the allocation of investment research. We have adopted policies and related controls to manage these conflicts.
Columbia Management’s Quantitative Equity Research Capability
Columbia Management’s quantitative research team applies fundamental investment concepts within a quantitative and systematic framework to create robust sector- and industry-specific multi-factor stock selection models across three broad categories, including valuation (such as cash flow yield), catalyst (such as price momentum) and quality (such as earnings quality) models, to rank the securities within a sector/industry. A company’s rating is scaled from 1 (most attractive) to 5 (least attractive) based on the relative ranking of its overall score from its multi-factor model. The ranking results are another available resource internally for general consumption by other analysts and Fund portfolio managers, as well as to investment personnel of certain of our advisory affiliates. Fund portfolio managers may, by way of example, seek to leverage this information for the Funds they manage.
Statement of Additional Information – May 1, 2023	94

Columbia Management’s Responsible Investing Research Capability
Columbia Management maintains an internal central Responsible Investment (RI) research function. Columbia Management became a signatory to the United Nations-supported Principles for Responsible Investment (PRI) in October 2014. The PRI initiative is based on six principles that address the integration of environmental, social and governance (ESG) factors into investment decision-making and stewardship practices. As a PRI signatory, Columbia Management has made a commitment by investing in the resources, enhanced analytics and data to supplement its standard fundamental and quantitative tools to help its investment teams expand their investment mosaic to potentially consider and integrate extra-financial ESG factors that seek to identify material associated risks and opportunities that may bear on the long-term value creation and sustainability of a company. While Columbia Management follows the PRI principles, becoming a PRI signatory does not require the application of specific RI factors in Columbia Management’s investment process, and Columbia Management may take actions inconsistent with the PRI if, in its judgment, it is in the best interests of its clients to do so.
While Columbia Management believes that evaluating RI research and analysis enables portfolio managers to make better-informed investment decisions, each portfolio management team within Columbia Management makes its own investment decisions and certain teams may place more, less or no emphasis on ESG factors in any given investment decision. Columbia Management believes in being an active and responsible steward of the capital entrusted to it by our clients. Consistent with this philosophy and the duty to act in the best interests of our clients, our publicly available Stewardship Principles form an important part of our investment framework and guidelines. These Principles outline the governance of Columbia Management’s stewardship activities as they apply across asset classes, as well as specifying Columbia Management’s approach to monitoring the companies in which it invests and the role within stewardship of engagement and proxy voting.
Services Provided
Each Fund has entered into the Management Agreement with the Investment Manager, effective as of May 1, 2016. Under the Management Agreement, the Investment Manager has contracted to, subject to general oversight by the Board, manage and supervise the day-to-day operations and business affairs of the Funds. In this role, the Investment Manager furnishes each such Fund with investment research and advice and all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund. Under the Management Agreement, any liability of the Investment Manager to the Trusts, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.
The Management Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Management Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trusts.
The Investment Manager pays all compensation of the Trustees and officers of the Trusts who are employees of the Investment Manager or its affiliates, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expenses incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of printing and mailing Fund prospectuses to shareholders.
The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Management Agreement.
Management Agreement Fee Rates
Each Fund set forth in the table below, unless otherwise noted, pays the Investment Manager an annual fee for its management services, as set forth in the Management Agreement and the table below. The fee is calculated as a percentage of the daily net assets of each Fund and is paid monthly. The Investment Manager and/or its affiliates may from time to time waive fees and/or reimburse certain Fund expenses. See the Funds’ prospectuses for more information.
Statement of Additional Information – May 1, 2023	95

Management Agreement Fee Schedule
Fund	Assets (millions)	Annual rate at each asset level
VP – American Century Diversified Bond Fund	$0-$500	0.500%
	>$500-$1,000	0.495%
	>$1,000-$2,000	0.480%
	>$2,000-$3,000	0.460%
	>$3,000-$6,000	0.445%
	>$6,000-$7,500	0.430%
	>$7,500-$9,000	0.415%
	>$9,000-$12,000	0.410%
	>$12,000-$20,000	0.390%
	>$20,000-$24,000	0.380%
	>$24,000-$50,000	0.360%
	>$50,000	0.340%
VP – Balanced Fund(b)	$0-$500	0.7200%
	>$500-$1,000	0.6700%
	>$1,000-$1,500	0.6200%
	>$1,500-$3,000	0.5700%
	>$3,000-$6,000	0.5500%
	>$6,000-$12,000	0.5300%
	>$12,000-$15,600	0.5200%
	>$15,600-$20,300	0.5175%
	>$20,300-$26,400	0.5150%
	>$26,400-$34,300	0.5125%
	>$34,300-$44,600	0.5100%
	>$44,600	0.5075%
VP – BlackRock Global Inflation-Protected Securities Fund	$0-$500	0.510%
	>$500-$1,000	0.505%
	>$1,000-$2,000	0.475%
	>$2,000-$3,000	0.450%
	>$3,000-$6,000	0.415%
	>$6,000-$7,500	0.390%
	>$7,500-$9,000	0.375%
	>$9,000-$10,000	0.370%
	>$10,000-$12,000	0.360%
	>$12,000-$15,000	0.350%
	>$15,000-$20,000	0.340%
	>$20,000-$24,000	0.330%
	>$24,000-$50,000	0.310%
	>$50,000	0.290%
VP – CenterSquare Real Estate Fund	$0-$500	0.750%
	>$500-$1,000	0.745%
	>$1,000-$1,500	0.720%
	>$1,500-$3,000	0.670%
	>$3,000	0.660%
VP – Commodity Strategy Fund(a)	$0-$500	0.630%
	>$500-$1,000	0.580%
	>$1,000-$3,000	0.550%
	>$3,000-$6,000	0.520%
	>$6,000-$12,000	0.500%
	>$12,000	0.490%
Statement of Additional Information – May 1, 2023	96

Fund	Assets (millions)	Annual rate at each asset level
VP – Contrarian Core Fund(b)	$0-$500	0.7700%
	>$500-$1,000	0.7200%
	>$1,000-$1,500	0.6700%
	>$1,500-$3,000	0.6200%
	>$3,000-$6,000	0.6000%
	>$6,000-$12,000	0.5800%
	>$12,000-$15,600	0.5700%
	>$15,600-$20,300	0.5675%
	>$20,300-$26,400	0.5650%
	>$26,400-$34,300	0.5625%
	>$34,300-$44,600	0.5600%
	>$44,600-$58,000	0.5575%
	>$58,000	0.5550%
VP – Core Equity Fund	All	0.400%
VP – Disciplined Core Fund	$0-$500	0.770%
VP – Select Large Cap Value Fund	>$500-$1,000	0.715%
	>$1,000-$3,000	0.615%
	>$3,000-$6,000	0.600%
	>$6,000-$12,000	0.580%
	>$12,000	0.570%
VP – Dividend Opportunity Fund	$0-$500	0.720%
	>$500-$1,000	0.670%
	>$1,000-$1,500	0.620%
	>$1,500-$3,000	0.570%
	>$3,000-$6,000	0.550%
	>$6,000-$12,000	0.530%
	>$12,000	0.520%
VP – Emerging Markets Bond Fund	$0-$500	0.600%
VP – Strategic Income Fund	>$500-$1,000	0.590%
	>$1,000-$2,000	0.575%
	>$2,000-$3,000	0.555%
	>$3,000-$6,000	0.530%
	>$6,000-$7,500	0.505%
	>$7,500-$9,000	0.490%
	>$9,000-$10,000	0.481%
	>$10,000-$12,000	0.469%
	>$12,000-$15,000	0.459%
	>$15,000-$20,000	0.449%
	>$20,000-$24,000	0.433%
	>$24,000-$50,000	0.414%
	>$50,000	0.393%
VP – Emerging Markets Fund	$0-$500	1.100%
	>$500-$1,000	1.060%
	>$1,000-$1,500	0.870%
	>$1,500-$3,000	0.820%
	>$3,000-$6,000	0.770%
	>$6,000-$12,000	0.720%
	>$12,000	0.700%
VP – Global Strategic Income Fund	$0-$500	0.650%
	>$500-$1,000	0.645%
	>$1,000-$2,000	0.595%
	>$2,000-$3,000	0.590%
	>$3,000-$6,000	0.575%
	>$6,000-$7,500	0.570%
	>$7,500-$12,000	0.560%
	>$12,000-$20,000	0.540%
	>$20,000-$50,000	0.530%
	>$50,000	0.520%
Statement of Additional Information – May 1, 2023	97

Fund	Assets (millions)	Annual rate at each asset level
VP – Government Money Market Fund(c)	$0-$500	0.330%
	>$500-$1,000	0.325%
	>$1,000-$1,500	0.303%
	>$1,500-$2,000	0.285%
	>$2,000-$2,500	0.268%
	>$2,500-$3,000	0.250%
	>$3,000-$5,000	0.240%
	>$5,000-$6,000	0.220%
	>$6,000-$7,500	0.200%
	>$7,500-$9,000	0.195%
	>$9,000-$10,000	0.170%
	>$10,000-$12,000	0.160%
	>$12,000-$15,000	0.150%
	>$15,000-$20,000	0.140%
	>$20,000-$24,000	0.130%
	>$24,000	0.120%
VP – High Yield Bond Fund	$0-$250	0.660%
VP – Income Opportunities Fund	>$250-$500	0.645%
	>$500-$750	0.635%
	>$750-$1,000	0.625%
	>$1,000-$2,000	0.610%
	>$2,000-$3,000	0.600%
	>$3,000-$6,000	0.565%
	>$6,000-$7,500	0.540%
	>$7,500-$9,000	0.525%
	>$9,000-$10,000	0.500%
	>$10,000-$12,000	0.485%
	>$12,000-$15,000	0.475%
	>$15,000-$20,000	0.465%
	>$20,000-$24,000	0.440%
	>$24,000-$50,000	0.425%
	>$50,000	0.400%
VP – Intermediate Bond Fund	$0-$500	0.500%
VP – Long Government/Credit Bond Fund	>$500-$1,000	0.495%
VP – TCW Core Plus Bond Fund	>$1,000-$2,000	0.480%
	>$2,000-$3,000	0.460%
	>$3,000-$6,000	0.450%
	>$6,000-$7,500	0.430%
	>$7,500-$9,000	0.415%
	>$9,000-$12,000	0.410%
	>$12,000-$20,000	0.390%
	>$20,000-$24,000	0.380%
	>$24,000-$50,000	0.360%
	>$50,000	0.340%
VP – Large Cap Index Fund	All	0.200%
VP – Large Cap Growth Fund	$0-$500	0.770%
VP – Partners Core Equity Fund	>$500-$1,000	0.720%
VP – Victory Sycamore Established Value Fund	>$1,000-$1,500	0.670%
	>$1,500-$3,000	0.620%
	>$3,000-$6,000	0.600%
	>$6,000-$12,000	0.580%
	>$12,000	0.570%
Statement of Additional Information – May 1, 2023	98

Fund	Assets (millions)	Annual rate at each asset level
VP – Limited Duration Credit Fund	$0-$500	0.480%
	>$500-$1,000	0.475%
	>$1,000-$2,000	0.465%
	>$2,000-$3,000	0.460%
	>$3,000-$6,000	0.445%
	>$6,000-$7,500	0.430%
	>$7,500-$9,000	0.415%
	>$9,000-$10,000	0.410%
	>$10,000-$12,000	0.400%
	>$12,000-$15,000	0.390%
	>$15,000-$20,000	0.380%
	>$20,000-$24,000	0.370%
	>$24,000-$50,000	0.350%
	>$50,000	0.330%
VP – MFS Value Fund	$0-$500	0.710%
VP – Principal Blue Chip Growth Fund	>$500-$1,000	0.705%
VP – T. Rowe Price Large Cap Value Fund	>$1,000-$2,000	0.650%
	>$2,000-$3,000	0.550%
	>$3,000-$12,000	0.540%
	>$12,000	0.530%
VP – Morgan Stanley Advantage Fund	$0-$500	0.710%
	>$500-$1,000	0.705%
	>$1,000-$1,500	0.650%
	>$1,500-$2,000	0.600%
	>$2,000-$3,000	0.550%
	>$3,000-$12,000	0.540%
	>$12,000	0.530%
VP – Overseas Core Fund	$0-$250	0.880%
	>$250-$500	0.855%
	>$500-$750	0.825%
	>$750-$1,000	0.800%
	>$1,000-$1,500	0.770%
	>$1,500-$3,000	0.720%
	>$3,000-$6,000	0.700%
	>$6,000-$12,000	0.680%
	>$12,000-$20,000	0.670%
	>$20,000-$24,000	0.660%
	>$24,000-$50,000	0.650%
	>$50,000	0.620%
VP – Partners Core Bond Fund	$0-$500	0.500%
	>$500-$1,000	0.495%
	>$1,000-$2,000	0.480%
	>$2,000-$3,000	0.460%
	>$3,000-$6,000	0.445%
	>$6,000-$7,500	0.430%
	>$7,500-$9,000	0.415%
	>$9,000-$12,000	0.410%
	>$12,000-$20,000	0.390%
	>$20,000-$24,000	0.380%
	>$24,000-$50,000	0.360%
	>$50,000	0.340%
VP – Partners International Core Equity Fund	$0-$500	0.870%
VP – Partners International Value Fund	>$500-$1,000	0.820%
	>$1,000-$1,500	0.770%
	>$1,500-$3,000	0.720%
	>$3,000-$6,000	0.700%
	>$6,000-$12,000	0.680%
	>$12,000	0.670%
Statement of Additional Information – May 1, 2023	99

Fund	Assets (millions)	Annual rate at each asset level
VP – Partners International Growth Fund	$0-$500	0.920%
	>$500-$1,000	0.870%
	>$1,000-$1,500	0.820%
	>$1,500-$3,000	0.770%
	>$3,000-$12,000	0.760%
	>$12,000	0.750%
VP – Partners Small Cap Growth Fund	$0-$500	0.870%
VP – Partners Small Cap Value Fund	>$500-$1,000	0.820%
VP – Select Small Cap Value Fund	>$1,000-$3,000	0.770%
VP – Small Cap Value Fund	>$3,000-$12,000	0.760%
VP – Small Company Growth Fund	>$12,000	0.750%
VP – Select Large Cap Equity Fund	$0-$500	0.770%
	>$500-$1,000	0.720%
	>$1,000-$1,500	0.670%
	>$1,500-$3,000	0.620%
	>$3,000-$6,000	0.600%
	>$6,000-$12,000	0.580%
	>$12,000	0.570%
VP – Select Mid Cap Growth Fund	$0-$500	0.820%
VP – Select Mid Cap Value Fund	>$500-$1,000	0.770%
	>$1,000-$1,500	0.720%
	>$1,500-$3,000	0.670%
	>$3,000-$12,000	0.660%
	>$12,000	0.650%
VP – Seligman Global Technology Fund(b)	$0-$500	0.9150%
	>$500-$1,000	0.9100%
	>$1,000-$3,000	0.9050%
	>$3,000-$4,000	0.8650%
	>$4,000-$6,000	0.8150%
	>$6,000-$12,000	0.7650%
	>$12,000-$20,000	0.7550%
	>$20,000-$24,000	0.7450%
	>$24,000-$50,000	0.7350%
	>$50,000	0.7050%
VP – U.S. Government Mortgage Fund	$0-$500	0.430%
	>$500-$1,000	0.425%
	>$1,000-$2,000	0.415%
	>$2,000-$3,000	0.410%
	>$3,000-$6,000	0.395%
	>$6,000-$7,500	0.380%
	>$7,500-$9,000	0.365%
	>$9,000-$10,000	0.360%
	>$10,000-$12,000	0.350%
	>$12,000-$15,000	0.340%
	>$15,000-$20,000	0.330%
	>$20,000-$24,000	0.320%
	>$24,000-$50,000	0.300%
	>$50,000	0.280%
VP – Westfield Mid Cap Growth Fund	$0-$500	0.810%
	>$500-$1,000	0.805%
	>$1,000-$2,000	0.750%
	>$2,000-$3,000	0.700%
	>$3,000-$12,000	0.690%
	>$12,000	0.680%
(a)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management services fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(b)	Effective July 1, 2022, the management fee schedule changed resulting in a fee rate decrease for certain asset levels.
(c)	Effective July 1, 2022, the management fee schedule changed resulting in a fee rate decrease for all asset levels.
Statement of Additional Information – May 1, 2023	100

VP – Managed Volatility Funds and the VP – Portfolio Navigator Funds. The Investment Manager has implemented a schedule for the management services fees for VP – Managed Volatility Funds and the VP – Portfolio Navigator Funds, whereby the Fund pays (i) 0.020% management services fee on its net assets that are invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager; and (ii) a management services fee rate according to the following schedule on securities, instruments and other assets not described in category (i) above, including, without limitation, affiliated mutual funds, ETFs and closed-end funds that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities:
Fund	Assets (millions)	Annual rate at each asset level
VP – Aggressive Portfolio VP – Conservative Portfolio VP – Managed Risk Fund VP – Managed Risk U.S. Fund VP – Moderate Portfolio VP – Moderately Aggressive Portfolio VP – Moderately Conservative Portfolio VP – MV Moderate Growth Fund VP – MV Conservative Fund VP – MV Conservative Growth Fund VP – MV Growth Fund VP – U.S. Flexible Conservative Growth Fund VP – U.S. Flexible Growth Fund VP – U.S. Flexible Moderate Growth Fund	$0 - $500	0.720%
	>$500 - $1,000	0.670%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.550%
	>$6,000 - $12,000	0.530%
	>$12,000	0.520%
In no event shall the management services fee be negative even if the value of one of the categories is a negative amount. Although the fee for each category is calculated separately and there is no negative management services fee, the Investment Manager currently intends to calculate the management services fee by reducing (but not below $0) any management services fee payable on one category by any negative management services fee in another category. The Investment Manager may change this calculation methodology at any time.
Under the Management Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a Fund’s participation in inverse floater structures; and expenses properly payable by a Fund, approved by the Board.
Management Services Fees Paid. The table below shows the total management services fees paid by each Fund, as applicable, under the Management Agreement for the last three fiscal periods (net of management services fee waivers). For more information about fees waived or Fund expenses reimbursed by the Investment Manager, see Expense Limitations.
Management Services Fees
	Management Services Fees
	2022	2021	2020
For Funds with fiscal period ending December 31
VP – Aggressive Portfolio	$1,011,037	$1,503,708	$1,213,162
VP – American Century Diversified Bond Fund	11,764,340	14,539,775	14,729,173
VP – Balanced Fund	8,633,179	9,342,836	7,829,847
VP – BlackRock Global Inflation-Protected Securities Fund	557,900	589,487	541,942
VP – CenterSquare Real Estate Fund	1,585,700	1,960,756	1,893,889
VP – Commodity Strategy Fund	918,392	833,930	994,692
VP – Conservative Portfolio	713,669	647,316	640,938
VP – Contrarian Core Fund	10,191,515	11,767,205	10,453,669
VP – Core Equity Fund	787,605	889,691	735,130
VP – Disciplined Core Fund	25,331,160	29,245,732	30,575,080
VP – Dividend Opportunity Fund	6,366,954	6,624,102	8,996,093
VP – Emerging Markets Bond Fund	2,582,015	2,873,487	2,461,473
Statement of Additional Information – May 1, 2023	101

	Management Services Fees
	2022	2021	2020
VP – Emerging Markets Fund	$2,952,724	$4,756,143	$4,110,742
VP – Global Strategic Income Fund	571,943	690,982	690,952
VP – Government Money Market Fund	1,622,416	1,642,056	1,645,686
VP – High Yield Bond Fund	1,894,459	2,166,277	2,097,619
VP – Income Opportunities Fund	1,035,307	1,266,951	2,281,641
VP – Intermediate Bond Fund	17,309,074	21,408,957	21,906,917
VP – Large Cap Growth Fund	14,965,578	18,126,572	14,494,418
VP – Large Cap Index Fund	3,207,265	3,327,106	2,505,360
VP – Limited Duration Credit Fund	5,184,551	4,231,451	3,530,837
VP – Long Government/Credit Bond Fund	7,908,703	9,512,718	8,538,171
VP – Managed Risk Fund	335,281	362,726	268,619
VP – Managed Risk U.S. Fund	499,558	471,351	293,609
VP – MFS Value Fund	11,337,365	12,978,877	9,676,210
VP – Moderate Portfolio	10,315,853	10,007,543	7,482,484
VP – Moderately Aggressive Portfolio	3,961,675	5,045,757	4,866,795
VP – Moderately Conservative Portfolio	1,238,619	1,502,879	1,608,496
VP – Morgan Stanley Advantage Fund	9,556,377	14,081,297	12,657,036
VP – MV Conservative Fund	1,375,937	1,718,180	1,634,892
VP – MV Conservative Growth Fund	2,848,485	3,438,029	3,362,290
VP – MV Growth Fund	21,275,829	24,700,359	20,713,899
VP – MV Moderate Growth Fund	24,800,876	28,974,290	26,588,894
VP – Overseas Core Fund	27,569,804	30,323,683	13,952,906
VP – Partners Core Bond Fund	24,534,331	26,070,925	21,504,181
VP – Partners Core Equity Fund	18,857,025	20,144,257	19,849,022
VP – Partners International Core Equity Fund	15,239,176	18,893,766	20,839,358
VP – Partners International Growth Fund	10,825,891	13,029,898	9,287,227
VP – Partners International Value Fund	11,195,455	11,312,652	8,039,691
VP – Partners Small Cap Growth Fund	5,050,118	6,637,273	5,292,397
VP – Partners Small Cap Value Fund	5,568,670	6,492,228	5,036,977
VP – Principal Blue Chip Growth Fund	13,677,113	16,570,860	14,988,521
VP – Select Large Cap Equity Fund	21,705,514	23,456,428	10,211,123
VP – Select Large Cap Value Fund	15,059,584	16,876,386	11,166,412
VP – Select Mid Cap Growth Fund	3,687,795	4,975,043	4,294,014
VP – Select Mid Cap Value Fund	2,459,041	2,705,000	2,297,602
VP – Select Small Cap Value Fund	872,657	898,356	605,518
VP – Seligman Global Technology Fund	1,121,743	1,394,593	950,209
VP – Small Cap Value Fund	4,786,986	6,521,065	4,705,573
VP – Small Company Growth Fund	2,476,869	4,042,565	3,520,593
VP – Strategic Income Fund	849,303	834,633	1,247,470
VP – T. Rowe Price Large Cap Value Fund	13,441,793	14,600,753	10,009,425
VP – TCW Core Plus Bond Fund	15,358,002	17,437,606	15,079,017
VP – U.S. Flexible Conservative Growth Fund	682,412	789,757	804,952
VP – U.S. Flexible Growth Fund	7,776,917	8,167,471	6,812,079
Statement of Additional Information – May 1, 2023	102

	Management Services Fees
	2022	2021	2020
VP – U.S. Flexible Moderate Growth Fund	$4,207,297	$4,625,437	$4,089,046
VP – U.S. Government Mortgage Fund	4,137,210	4,793,567	4,355,917
VP – Victory Sycamore Established Value Fund	3,863,125	4,566,784	4,514,480
VP – Westfield Mid Cap Growth Fund	2,782,529	3,723,662	4,564,897
Manager of Managers Exemption
The SEC has issued an exemptive order (the Order) that permits the Investment Manager, subject to the approval of the Board and conditions of the Order, to hire subadvisers, by entering into subadvisory agreements with them, and to materially change the terms of those subadvisory agreements, including the subadvisory fees paid thereunder, without seeking approval of the Fund’s shareholders and thereby avoiding the expense and delays associated with obtaining such approval (the Manager of Managers Structure). For Funds that began operations (see About the Trusts) prior to September 2017, the Order covers unaffiliated subadvisers; for Funds that have commenced operations since September 2017, the Order covers unaffiliated subadvisers and subadvisers that are indirect or direct wholly-owned subsidiaries of the Investment Manager or sister companies of the Investment Manager that are indirect or direct wholly-owned subsidiaries of Ameriprise Financial. In addition to the Order, the Funds may rely on any other current or future laws, rules, or regulatory guidance from the SEC or its staff applicable to a Manager of Managers Structure.
The SEC has issued a separate exemptive order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the conditions of the order are satisfied. These conditions include, among others, the requirements that (i) the Trustees will be able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting, (ii) management will represent that the materials provided to the Board include the same information the Board would have received if approval were sought at an in-person Board meeting, (iii) Trustees will have the opportunity to object to considering the proposal at a non-in-person meeting (in which case the Board will consider the proposal at an in-person meeting unless the objection is rescinded) and (iv) the need for considering the proposal at a non-in-person meeting will be explained to the Board.
The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers and/or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships.
Subadvisory Agreements
The assets of certain Funds are managed by subadvisers that have been selected by the Investment Manager, subject to the review and approval of the Board. Generally, the Investment Manager recommends a subadviser to the Board based upon its assessment of the skills of the subadvisers in managing other assets in accordance with objectives and investment strategies substantially similar to those of the applicable Fund. Among other responsibilities, the Investment Manager (i) monitors on a daily basis the compliance of the subadviser with the investment objectives and related policies of the Fund, (ii) assesses changes to the subadvisers' business brought to the Investment Manager’s attention by the subadviser or otherwise publicly announced, (iii) performs due diligence reviews of the subadviser, (iv) monitors the performance of and any risk management parameters established for each subadviser with respect to a Fund, and (v) regularly provides reports on such performance to the Board. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers.
The Investment Manager allocates the assets of a Fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objective, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.
The Investment Manager has entered into a subadvisory agreement with each subadviser under which the subadviser provides investment advisory and portfolio management assistance to all or a portion of the Fund’s portfolio, as well as investment research and statistical information, subject to the oversight by the Investment Manager. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the Investment Manager or its affiliates. The Investment Manager compensates each subadviser of a Fund out of the management services fees it receives from the Fund. This could create an incentive for the Investment Manager to select, or allocate assets to, subadvisers with lower fee rates, select subadvisers that are affiliated with the Investment Manager, or manage assets directly.
Statement of Additional Information – May 1, 2023	103

Each subadvisory agreement, and any material change thereto, is approved by the Board, including a majority of the Independent Trustees. Additionally, in relying on the Order (see Manager of Managers Exemption above) when recommending the hiring, termination, and replacement of subadvisers, the Investment Manager provides the Board with information showing the expected impact of any proposed subadviser hiring or termination on the profitability of the Investment Manager.
With respect to VP – BlackRock Global Inflation-Protected Securities Fund, BlackRock has entered into a sub-subadvisory agreement with BlackRock International Limited (BIL), an affiliate of BlackRock. BIL assists in providing day-to-day portfolio management to the Fund pursuant to the sub-subadvisory agreement. BlackRock will pay BIL for its services.
With respect to VP – Partners International Core Equity Fund, SIMNA Inc. has entered into a sub-subadvisory agreement with Schroder Investment Management North America Limited (SIMNA Ltd.), an affiliate of SIMNA Inc. SIMNA Ltd. assists in providing day-to-day portfolio management to the Fund pursuant to the sub-subadvisory agreement. SIMNA Inc. will pay SIMNA Ltd. for its services.
The following table shows general information about subadvisers, and, with respect to Funds with a single subadviser, the subadvisory fee schedules for fees paid by the Investment Manager to subadvisers and, with respect to Funds with multiple subadvisers, the aggregate subadvisory services fee rate paid by the Investment Manager to the subadvisers for the Fund’s most recent fiscal year as a percentage of the Fund’s daily net assets (which may differ from the Fund’s current subadvisers and/or the fee rate payable by the Investment Manager during the current fiscal year). The fee is calculated as a percentage of the daily net assets of the applicable Fund (or portion thereof subadvised by the applicable subadviser), subject to any exceptions as noted in the table below, and is paid monthly by the Investment Manager out of the management services fee it receives from the Fund.
Subadvisers
Subadvisory and Sub-Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates
Fund	Subadviser	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
VP – American Century Diversified Bond Fund	American Century (effective May 10, 2010)	A	0.090% on the first $3.5 billion, declining to 0.080% as assets increase(a)
VP – BlackRock Global Inflation-Protected Securities Fund(b)	BlackRock (effective October 19, 2012)	B	0.150% on the first $250 million, declining to 0.050% as assets increase
	Sub-Subadviser: BIL (effective May 1, 2018)	Q	50% of fee paid to BlackRock
VP – CenterSquare Real Estate Fund	CenterSquare (effective June 1, 2016)	P	0.400% on the first $200 million, declining to 0.300% as assets increase
VP – Commodity Strategy Fund	Threadneedle (effective April 30, 2013)	D	0.250% on all assets
VP – MFS Value Fund	MFS (effective May 10, 2010)	G	0.300% on the first $500 million, declining to 0.175% as assets increase(f)
VP – Morgan Stanley Advantage Fund	MSIM (effective May 2, 2016)	H	0.240% on the first $500 million, declining to 0.180% as assets increase(k)
VP – Overseas Core Fund	Threadneedle (effective July 9, 2004)	D	0.350% on all assets
VP – Partners Core Bond Fund	JPMIM (effective May 10, 2010) Allspring (effective May 1, 2017)	E J	0.098%(c)
VP – Partners Core Equity Fund	JPMIM (effective on or about May 3, 2021) T. Rowe Price (effective May 20, 2019)	E I	0.205%(d)
Statement of Additional Information – May 1, 2023	104

Fund	Subadviser	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
VP – Partners International Core Equity Fund(e)	SIMNA Inc. (effective May 12, 2020)	S	0.310% on the first $1 billion, declining to 0.290% as assets increase(f)
	Sub-Subadviser: SIMNA Ltd. (effective May 12, 2020)	T	63% of fee paid to SIMNA Inc.
VP – Partners International Growth Fund	William Blair (effective May 20, 2019) Walter Scott (effective May 15, 2020)	L U	0.227%(l)
VP – Partners International Value Fund	Pzena (effective on or about May 3, 2021) TSW (effective May 18, 2020)	C V	0.337%
VP – Partners Small Cap Growth Fund	Scout (effective May 20, 2019) Allspring (effective May 10, 2010)	R J	0.409%(g)
VP – Partners Small Cap Value Fund	William Blair (effective on or about May 3, 2021) SBH (effective August 20, 2014)	L M	0.433%(h)
VP – Principal Blue Chip Growth Fund	PGI (effective May 1, 2022)	K	0.250% on the first $500 million, declining to 0.150% as assets increase
VP – T. Rowe Price Large Cap Value Fund	T. Rowe Price (effective November 14, 2016)	I	0.475% on the first $50 million, declining to 0.220% on all assets as asset levels increase(d)(j)
VP – TCW Core Plus Bond Fund	TCW (effective March 21, 2014)	N	0.180% on the first $500 million, declining to 0.050% as asset levels increase(i)
VP – Victory Sycamore Established Value Fund	Victory Capital (effective November 16, 2012)	O	0.320% on the first $400 million, declining to 0.300% as assets increase
VP – Westfield Mid Cap Growth Fund	Westfield (effective September 18, 2017)	F	0.400% on assets up to $250 million, declining to 0.300% as asset levels increase
(a)	Effective December 1, 2020, the subadvisory fee schedule changed resulting in a fee rate decrease for certain asset levels.
(b)	BIL assists in providing day-to-day portfolio management to the Fund pursuant to the sub-subadvisory agreement with BlackRock. BlackRock will pay BIL for its services.
(c)	Effective January 1, 2021, the subadvisory services fee schedule for JPMIM changed. Additionally, effective November 1, 2022, the subadvisory services fee schedule for Allspring changed.
(d)	Effective May 20, 2019, T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement whereby the subadvisory fee for the Fund (or portion thereof subadvised by T. Rowe Price) is reduced by 2.5% on combined assets of VP – T. Rowe Price Large Cap Value Fund and the portion of VP – Partners Core Equity Fund subadvised by T. Rowe Price up to $1 billion, increasing to 15% as combined assets increase.
(e)	SIMNA Ltd. assists in providing day-to-day portfolio management to the Fund pursuant to the sub-subadvisory agreement with SIMNA Inc. SIMNA Inc. will pay SIMNA Ltd. for its services.
(f)	Effective November 1, 2022, the subadvisory fee schedule changed resulting in a fee rate decrease for certain asset levels.
(g)	Effective January 1, 2021, the subadvisory services fee schedule for Allspring changed.
(h)	Effective May 1, 2021, the subadvisory services fee schedule for SBH changed.
(i)	The fee is calculated based on the combined net assets of certain Columbia Funds subject to the subadviser’s investment management.
(j)	Effective June 1, 2022, the subadvisory fee schedule changed resulting in a fee rate decrease for certain asset levels.
(k)	Effective November 1, 2022, the subadvisory fee schedule changed resulting in a fee rate decrease for all asset levels.
(l)	Effective December 1, 2022, the subadvisory services fee schedule for William Blair changed.
Statement of Additional Information – May 1, 2023	105

A – American Century, located at 4500 Main Street, Kansas City, MO 64111, is a direct, wholly-owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
B – BlackRock, located at 50 Hudson Yards, New York, NY 10001, is a wholly-owned subsidiary of BlackRock, Inc.
C – Pzena, located at 320 Park Avenue, 8th Floor, New York, NY 10022, is a majority employee-owned firm.
D – Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at Cannon Place, 78 Cannon Street, London EC4N 6AG, United Kingdom. Although the Investment Manager and Threadneedle have entered into subadvisory agreements with respect to VP – Commodity Strategy Fund and VP – Overseas Core Fund, currently Threadneedle is not providing subadvisory services to either Fund and no subadvisory fees are paid thereunder.
E – JPMIM, located at 383 Madison Avenue, New York, NY 10179, is a wholly-owned subsidiary of JPMorgan Chase & Co.
F – Westfield, which is located at 1 Financial Center, Boston, MA 02111, is 100% employee owned.
G – MFS®, located at 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company).
H – MSIM, located at 522 Fifth Avenue, New York, NY 10036, is a subsidiary of Morgan Stanley.
I – T. Rowe Price, which is located at 100 East Pratt Street, Baltimore, MD 21202, is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Group, Inc. was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.
J – Allspring (formerly known as Wells Capital Management Incorporated), located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC (formerly known as Wells Fargo Asset Management Holdings, LLC).
K – PGI, located at 711 High Street, Des Moines, IA 50392, is an indirect subsidiary of Principal Financial Group, Inc.
L – William Blair, located at 150 North Riverside Plaza, Chicago, IL 60606, is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly-owned by current William Blair and William Blair & Company employees.
M – SBH, located at 540 West Madison Street, Suite 1900, Chicago, IL 60661-2551, is a wholly-owned subsidiary of CI Financial Corp.
N – TCW, which is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017, is a wholly-owned subsidiary of The TCW Group, Inc. The Carlyle Group, LP (Carlyle), a global alternative asset manager, may be deemed to be a control person of TCW by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.
O – Victory Capital is located at 15935 La Cantera Parkway, San Antonio, TX 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation.
P – CenterSquare, which is headquartered at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, is a Delaware limited liability company and is 100% owned by CenterSquare Investment Management Holdings LLC (CSIM Holdings LLC). The majority partners of CSIM Holdings LLC include a private equity fund sponsored and managed by Lovell Minnick Partners LLC along with a limited liability company holding the investments of over 30 employees of CenterSquare.
Q – BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, is a subsidiary of BlackRock Group Ltd.
R – Scout, located at 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, is a wholly owned subsidiary of Carillon Tower Advisors, Inc. (dba Raymond James Investment Management), which in turn is wholly owned by Raymond James Financial, Inc.
S – SIMNA Inc., located at 7 Bryant Park, New York, NY 10018, is the United States affiliate of Schroders plc, a global asset management company and London Stock Exchange-listed financial services company. SIMNA Inc. is indirectly owned in its entirety by Schroders plc.
T – SIMNA Ltd., located at 1 London Wall Place, London EC2Y 5AU, United Kingdom, is an affiliate of Schroders plc, a global asset management company and London Stock Exchange-listed financial services company. SIMNA Ltd. is indirectly owned in its entirety by Schroders plc.
Statement of Additional Information – May 1, 2023	106

U – Walter Scott, located at One Charlotte Square, Edinburgh, EH2 4DR, United Kingdom, is a limited liability company incorporated in Scotland and an indirect subsidiary of The Bank of New York Mellon Corporation.
V – TSW, located at 6641 West Broad Street, Suite 600, Richmond, VA, is a Delaware limited liability company and an indirect, wholly-owned subsidiary of Perpetual Limited and a direct subsidiary of Pendal (USA) Inc.
The following table shows the subadvisory fees paid by the Investment Manager to the then-current subadvisers in the last three fiscal periods or, if shorter, since the Fund’s commencement of operations. For each of the applicable Funds with multiple subadvisers, the subadvisory fees are (i) aggregated for fees paid to any subadvisers for the Fund that are not affiliated with the Investment Manager, and (ii) disclosed individually for fees paid to each affiliated subadviser for the Fund of the Investment Manager.
		Subadvisory Fees Paid
Fund	Subadviser	2022	2021	2020
For Funds with fiscal period ending December 31
VP – American Century Diversified Bond Fund	American Century	$2,193,326	$2,733,377	$3,565,012
VP – BlackRock Global Inflation-Protected Securities Fund	BlackRock	164,370	173,439	159,391
VP – CenterSquare Real Estate Fund	CenterSquare	830,106	984,439	954,198
VP – MFS Value Fund	MFS	4,544,985	5,117,580	3,967,176
VP – Morgan Stanley Advantage Fund	MSIM	3,609,963	5,439,033	4,884,737
VP – Partners Core Bond Fund	Subadvisers	5,219,134(d)	5,291,504(d)	5,066,566(d)
VP – Partners Core Equity Fund	Subadvisers	5,769,867(e)	6,104,392(e)	6,031,942(e)
VP – Partners International Core Equity Fund	SIMNA Inc.	5,984,326(h)	7,436,587(h),(i)	6,900,238(h),(i)
VP – Partners International Growth Fund	Subadvisers	4,343,810(c)	5,160,950(c)	3,608,581(c)
VP – Partners International Value Fund	Subadvisers	4,596,184(a)	4,387,548(a)	2,410,719(a)
VP – Partners Small Cap Growth Fund	Subadvisers	2,402,229(f)	3,103,595(f)	2,357,567(f)
VP – Partners Small Cap Value Fund	Subadvisers	2,813,807(g)	3,346,768(g)	2,678,958(g)
VP – Principal Blue Chip Growth Fund	Former Subadviser: Loomis Sayles (3/21/2014 – 5/1/2022)	1,951,140	6,742,972	6,018,039
	PGI	2,691,072(b)	N/A	N/A
VP – T. Rowe Price Large Cap Value Fund	T. Rowe Price	4,739,838	5,204,938	3,720,533
VP – TCW Core Plus Bond Fund	TCW	2,367,194	2,627,855	2,371,809
VP – Victory Sycamore Established Value Fund	Victory Capital	1,602,713	1,898,414	1,878,189
VP – Westfield Mid Cap Growth Fund	Westfield	1,323,994	1,677,625	1,992,728
(a)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021 and 2022, which amounted to 0.253%, 0.319%, and 0.337% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(b)	For the period from May 1, 2022 to December 31, 2022.
(c)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021 and 2022 which amounted to 0.346%, 0.344% and 0.227% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(d)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021 and 2022 which amounted to 0.110%, 0.094%, and 0.098%, respectively, of the Fund’s daily net assets during the applicable fiscal year.
(e)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021 and 2022 which amounted to 0.459%, 0.203% and 0.205% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(f)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.204%, 0.398% and 0.409% respectively, of the Fund’s daily net assets during the applicable fiscal year.
Statement of Additional Information – May 1, 2023	107

(g)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020, 2021, and 2022 which amounted to 0.383%, 0.440%, and 0.433% respectively, of the Fund’s daily net assets during the applicable fiscal year.
(h)	AQR Capital Management, LLC served as the sole subadviser to the Fund from May 21, 2018 to May 12, 2020. SIMNA Inc. began managing the Fund on May 12, 2020 and began serving as the sole subadviser to the Fund on May 1, 2021.
(i)	The fees shown represent the aggregate amount paid by the Investment Manager, with respect to the Fund, to all non-affiliated subadvisers for 2020 and 2021 which amounted to 0.257%, and 0.307%, respectively, of the Fund’s daily net assets during the applicable fiscal year.
Portfolio Managers. The following table provides information about the portfolio managers of each Fund (other than VP – Government Money Market Fund). The references in the Potential Conflicts of Interest and the Structure of Compensation columns in the table below refer, respectively, to the descriptions in the Potential Conflicts of Interest and Structure of Compensation subsections immediately following the table. All shares of the Funds are made available only through Qualified Plans or products offered by life insurance companies, and as of December 31, 2022, no portfolio manager had an interest in shares of the Funds. In addition to the other account information disclosed in the table, portfolio managers may have accounts holding Ameriprise Financial stock options granted to them as part of their compensation.
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2022, unless otherwise noted
VP – Aggressive Portfolio	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$58.01 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$53.43 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$55.66 billion $243.05 million	None
VP – American Century Diversified Bond Fund	American Century: Robert Gahagan	14 RICs 2 other accounts	$19.13 billion $536.42 million	None	American Century	American Century
	Jason Greenblath	10 RICs 1 PIV 1 other account	$9.87 billion $63.89 million $98.49 million	None
	Jeffrey Houston	11 RICs 6 other accounts	$9.97 billion $1.31 billion	None
	Charles Tan	11 RICs 1 other account	$9.97 billion $98.49 million	None
	Peter Van Gelderen	11 RICs 2 other accounts	$10.91 billion $536.42 million	None
VP – Balanced Fund	Jason Callan	13 RICs 10 PIVs 15 other accounts	$19.45 billion $23.48 billion $1.51 billion	None	Columbia Management	Columbia Management
	Gregory Liechty	6 RICs 9 PIVs 55 other accounts	$6.23 billion $1.88 billion $4.34 billion	None
Statement of Additional Information – May 1, 2023	108

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Guy Pope	8 RICs 7 PIVs 86 other accounts	$15.50 billion $959.69 million $2.62 billion	None
	Ronald Stahl	6 RICs 8 PIVs 57 other accounts	$6.23 billion $1.88 billion $4.63 billion	None
VP – BlackRock Global Inflation-Protected Securities Fund	BlackRock: Akiva Dickstein	22 RICs 25 PIVs 228 other accounts	$24.44 billion $8.11 billion $94.77 billion	5 other accounts ($1.67 B)	BlackRock	BlackRock
	Sub-Subadviser: BIL: Christopher Allen	5 RICs 14 PIVs 24 other accounts	$6.57 billion $9.97 billion $10.49 billion	None
	Dave Rogal	19 RICs 13 PIVs 19 other accounts	$76.78 billion $18.36 billion $9.31 billion	None
VP – CenterSquare Real Estate Fund	CenterSquare: Dean Frankel	4 RICs 5 PIVs 44 other accounts	$568.00 million $414.00 million $5.02 billion	5 other accounts ($513.00 M)	CenterSquare	CenterSquare
	Eric Rothman	5 RICs 5 PIVs 4 other accounts	$1.78 billion $238.00 million $48.00 million	None
VP – Commodity Strategy Fund	John Dempsey	1 RIC 3 other accounts	$182.25 million $1.73 million	None	Columbia Management	Columbia Management
	Matthew Ferrelli	2 RICs 3 other accounts	$935.93 million $140.20 million	None
	Marc Khalamayzer	2 RICs 9 other accounts	$935.93 million $140.50 million	None
	Gregory Liechty	6 RICs 9 PIVs 55 other accounts	$6.54 billion $1.88 billion $4.34 billion	None
	Ronald Stahl	6 RICs 8 PIVs 57 other accounts	$6.54 billion $1.88 billion $4.63 billion	None
VP – Conservative Portfolio	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
Statement of Additional Information – May 1, 2023	109

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$59.16 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$54.57 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$56.81 billion $243.05 million	None
VP – Contrarian Core Fund	Guy Pope	8 RICs 7 PIVs 86 other accounts	$14.89 billion $959.69 million $2.62 billion	None	Columbia Management	Columbia Management
VP – Core Equity Fund	Oleg Nusinzon	6 RICs 21 other accounts	$9.60 billion $6.32 billion	None	Columbia Management	Columbia Management
	Raghavendran Sivaraman	6 RICs 16 other accounts	$9.60 billion $6.32 billion	1 other account ($260.17 M)
VP – Disciplined Core Fund	Oleg Nusinzon	6 RICs 21 other accounts	$6.21 billion $6.32 billion	None	Columbia Management	Columbia Management
	Raghavendran Sivaraman	6 RICs 16 other accounts	$6.21 billion $6.32 billion	1 other account ($260.17 M)
VP – Dividend Opportunity Fund	Yan Jin	4 RICs 12 other accounts	$6.76 billion $17.23 million	None	Columbia Management	Columbia Management
	David King	4 RICs 8 other accounts	$6.76 billion $38.98 million	None
	Grace Lee	4 RICs 9 other accounts	$6.76 billion $14.59 million	None
VP – Emerging Markets Bond Fund	Christopher Cooke	1 RIC 5 PIVs 14 other accounts	$288.76 million $2.23 billion $656.78 million	None	Columbia Management/Threadneedle	Threadneedle
	Adrian Hilton	2 RICs 5 PIVs 18 other accounts	$369.35 million $2.23 billion $711.77 million	None
VP – Emerging Markets Fund	Robert Cameron	2 RICs 4 PIVs 13 other accounts	$1.38 billion $1.06 billion $623.43 million	None	Columbia Management	Columbia Management
	Derek Lin	3 RICs 4 PIVs 13 other accounts	$1.48 billion $1.06 billion $621.12 million	None
	Darren Powell	1 RIC 4 PIVs 7 other accounts	$1.35 billion $1.06 billion $621.26 million	None
Statement of Additional Information – May 1, 2023	110

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Perry Vickery	2 RICs 9 PIVs 18 other accounts	$1.38 billion $2.25 billion $1.08 billion	None
	Dara White	3 RICs 7 PIVs 14 other accounts	$1.48 billion $1.91 billion $1.09 billion	None
VP – Global Strategic Income Fund	Adrian Hilton	2 RICs 5 PIVs 18 other accounts	$704.92 million $2.23 billion $711.77 million	None	Columbia Management/Threadneedle	Threadneedle
	David Janssen	2 RICs 63 other accounts	$571.42 million $16.18 million	None	Columbia Management	Columbia Management
	Ryan Staszewski	4 PIVs 20 other accounts	$929.89 million $7.52 billion	None	Columbia Management/Threadneedle	Threadneedle
VP – High Yield Bond Fund	Daniel DeYoung	4 RICs 2 PIVs 5 other accounts	$2.95 billion $11.77 billion $485.51 million	None	Columbia Management	Columbia Management
	Brian Lavin	5 RICs 11 other accounts	$2.16 billion $493.20 million	None
VP – Income Opportunities Fund	Daniel DeYoung	4 RICs 2 PIVs 5 other accounts	$3.07 billion $11.77 billion $485.51 million	None	Columbia Management	Columbia Management
	Brian Lavin	5 RICs 11 other accounts	$2.28 billion $493.20 million	None
VP – Intermediate Bond Fund	Jason Callan	13 RICs 10 PIVs 15 other accounts	$16.52 billion $23.48 billion $1.51 billion	None	Columbia Management	Columbia Management
	Alex Christensen	6 RICs 2 PIVs 64 other accounts	$9.51 billion $191.10 million $1.13 billion	None
	Gene Tannuzzo	7 RICs 2 PIVs 13 other accounts	$10.03 billion $191.10 million $1.54 billion	None
VP – Large Cap Growth Fund	Melda Mergen	5 RICs 1 PIV 16 other accounts	$8.69 billion $24.31 million $559.77 million	None	Columbia Management	Columbia Management
	Tiffany Wade	4 RICs 1 PIV 19 other accounts	$7.89 billion $24.31 million $556.25 million	None
Statement of Additional Information – May 1, 2023	111

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Large Cap Index Fund	Christopher Lo	11 RICs 20 other accounts	$8.89 billion $1.67 billion	None	Columbia Management	Columbia Management
	Kaiyu Zhao	3 RICs 5 other accounts	$8.45 billion $0.21 million	None
VP – Limited Duration Credit Fund	John Dawson	7 RICs 1 PIV 22 other accounts	$3.67 billion $38.06 million $2.61 billion	None	Columbia Management	Columbia Management
	Tom Murphy	9 RICs 17 PIVs 30 other accounts	$3.75 billion $21.63 billion $2.62 billion	None
	Shannon Rinehart	3 RICs 1 PIV 25 other accounts	$3.63 billion $38.06 million $2.61 billion	None
	Royce Wilson	7 RICs 1 PIV 21 other accounts	$3.67 billion $38.06 million $2.61 billion	None
VP - Long Government/Credit Bond Fund	John Dawson	7 RICs 1 PIV 22 other accounts	$3.12 billion $38.06 million $2.61 billion	None	Columbia Management	Columbia Management
	Tom Murphy	9 RICs 17 PIVs 30 other accounts	$3.20 billion $21.63 billion $2.62 billion	None
	Shannon Rinehart	3 RICs 1 PIV 25 other accounts	$3.08 billion $38.06 million $2.61 billion	None
	Royce Wilson	7 RICs 1 PIV 21 other accounts	$3.12 billion $38.06 million $2.61 billion	None
VP – Managed Risk Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$59.86 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$55.27 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$57.50 billion $243.05 million	None
VP – Managed Risk U.S. Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
Statement of Additional Information – May 1, 2023	112

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$59.71 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$55.12 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$57.35 billion $243.05 million	None
VP – MFS Value Fund	MFS: Katherine Cannan	10 RICs 3 PIVs 15 other accounts	$69.20 billion $5.50 billion $6.70 billion	None	MFS	MFS
	Nevin Chitkara	10 RICs 3 PIVs 15 other accounts	$69.20 billion $5.50 billion $6.70 billion	None
VP – Moderate Portfolio	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$46.40 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$41.81 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$44.04 billion $243.05 million	None
VP – Moderately Aggressive Portfolio	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$54.42 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$49.83 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$52.06 billion $243.05 million	None
VP – Moderately Conservative Portfolio	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$57.88 billion $0.35 million $6.47 million	None
Statement of Additional Information – May 1, 2023	113

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Brian Virginia	15 RICs 9 other accounts	$53.29 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$55.52 billion $243.05 million	None
VP – Morgan Stanley Advantage Fund	MSIM: Sam Chainani	22 RICs 31 PIVs 15 other accounts	$12.74 billion $9.87 billion $3.88 billion	2 other accounts ($172.90 M)	MSIM	MSIM
	David Cohen	22 RICs 31 PIVs 15 other accounts	$12.74 billion $9.87 billion $3.88 billion	2 other accounts ($172.90 M)
	Dennis Lynch	23 RICs 34 PIVs 16 other accounts	$12.75 billion $9.94 billion $3.93 billion	2 other accounts ($172.90 M)
	Armistead Nash	22 RICs 31 PIVs 15 other accounts	$12.74 billion $9.87 billion $3.88 billion	2 other accounts ($172.90 M)
	Alexander Norton	22 RICs 31 PIVs 15 other accounts	$12.74 billion $9.87 billion $3.88 billion	2 other accounts ($172.90 M)
	Jason Yeung	22 RICs 31 PIVs 15 other accounts	$12.74 billion $9.87 billion $3.88 billion	2 other accounts ($172.90 M)
VP – MV Conservative Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$59.47 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$54.88 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$57.11 billion $243.05 million	None
VP – MV Conservative Growth Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$58.86 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$54.27 billion $3.54 million	None
Statement of Additional Information – May 1, 2023	114

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	David Weiss	20 RICs 34 other accounts	$56.50 billion $243.05 million	None
VP – MV Growth Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$49.52 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$44.93 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$47.16 billion $243.05 million	None
VP – MV Moderate Growth Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$47.81 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$43.22 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$45.45 billion $243.05 million	None
VP – Overseas Core Fund	Fred Copper	6 RICs 1 PIV 25 other accounts	$4.53 billion $99.46 million $685.66 million	None	Columbia Management	Columbia Management
	Daisuke Nomoto	5 RICs 2 PIVs 22 other accounts	$3.71 billion $861.56 million $521.28 million	None
VP – Partners Core Bond Fund	Allspring: Maulik Bhansali	7 RICs 5 PIVs 26 other accounts	$12.86 billion $2.24 billion $12.03 billion	None	Allspring	Allspring
	Jarad Vasquez	7 RICs 5 PIVs 26 other accounts	$12.86 billion $2.24 billion $12.03 billion	None
	JPMIM: Lisa Coleman	19 RICs 22 PIVs 19 other accounts	$24.30 billion $24.20 billion $23.73 billion	1 other account ($253.50 M)	JPMIM	JPMIM
Statement of Additional Information – May 1, 2023	115

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Richard Figuly	27 RICs 15 PIVs 18 other accounts	$67.02 billion $18.82 billion $4.45 billion	1 other account ($1.00 B)
	Thomas Hauser	17 RICs 15 PIVs 36 other accounts	$35.14 billion $22.43 billion $6.56 billion	1 RIC ($24.20 M)
	Steven Lear	15 RICs 10 PIVs 10 other accounts	$54.70 billion $17.77 billion $1.75 billion	None
	Andrew Norelli	4 RICs 7 PIVs 1 other account	$25.87 billion $14.66 billion $749.60 million	None
VP – Partners Core Equity Fund	T. Rowe Price: Shawn Driscoll	2 RICs 7 PIVs 1 other account	$8.88 billion $8.47 billion $3.15 million	None	T. Rowe Price	T. Rowe Price
	JPMIM: Scott Davis	21 RICs 6 PIVs 30 other accounts	$23.13 billion $11.03 billion $14.05 billion	2 other accounts ($970.90 M)	JPMIM	JPMIM
	Shilpee Raina	21 RICs 7 PIVs 30 other accounts	$23.13 billion $13.67 billion $14.56 billion	2 other accounts ($970.90 M)
	David Small	16 RICs 6 PIVs 20 other accounts	$28.96 billion $12.22 billion $4.36 billion	5 other accounts ($1.26 B)
VP – Partners International Core Equity Fund	SIMNA Inc. Sub-Subadviser: SIMNA Ltd.: James Gautrey	6 RICs 4 PIVs 12 other accounts	$18.89 billion $979.90 million $3.96 billion	2 RICs ($14.41 B) 1 PIV ($49.80 M)	Schroders	Schroders
	Simon Webber	7 RICs 6 PIVs 17 other accounts	$18.94 billion $4.31 billion $6.48 billion	2 RICs ($14.41 B) 1 PIV ($49.80 M) 1 other account ($1.76 B)
VP – Partners International Growth Fund	William Blair: Alaina Anderson	6 RICs 13 PIVs 24 other accounts	$2.57 billion $2.59 billion $2.52 billion	1 other account ($412.78 M)	William Blair	William Blair
	Simon Fennell	10 RICs 17 PIVs 46 other accounts	$5.78 billion $4.25 billion $8.78 billion	1 other account ($412.78 M)
Statement of Additional Information – May 1, 2023	116

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Kenneth McAtamney	13 RICs 33 PIVs 52 other accounts	$6.38 billion $6.91 billion $10.50 billion	2 other accounts ($470.53 M)
	Walter Scott: Fraser Fox	4 RICs 45 PIVs 137 other accounts	$6.52 billion $23.36 billion $43.80 billion	2 PIVs ($153.00 M) 15 other accounts ($4.42 B)	Walter Scott	Walter Scott
	Jane Henderson	4 RICs 45 PIVs 137 other accounts	$6.52 billion $23.36 billion $43.80 billion	2 PIVs ($153.00 M) 15 other accounts ($4.42 B)
	Roy Leckie	4 RICs 45 PIVs 137 other accounts	$6.52 billion $23.36 billion $43.80 billion	2 PIVs ($153.00 M) 15 other accounts ($4.42 B)
	Charlie Macquaker	4 RICs 45 PIVs 137 other accounts	$6.52 billion $23.36 billion $43.80 billion	2 PIVs ($153.00 M) 15 other accounts ($4.42 B)
	Maxim Skorniakov	4 RICs 45 PIVs 137 other accounts	$6.52 billion $23.36 billion $43.80 billion	2 PIVs ($153.00 M) 15 other accounts ($4.42 B)
VP – Partners International Value Fund	TSW: Brandon Harrell	6 RICs 5 PIVs 12 other accounts	$6.51 billion $2.11 billion $3.22 billion	None	TSW	TSW
	Pzena: Rakesh Bordia(b)	12 RICs 20 PIVs 36 other accounts	$7.24 billion $1.85 billion $6.55 billion	1 RIC ($181.00 M)	Pzena	Pzena
	Caroline Cai	13 RICs 48 PIVs 63 other accounts	$8.22 billion $15.64 billion $10.99 billion	2 RICs ($1.84 B) 3 PIVs ($227.00 M) 2 other accounts ($323.00 M)
	Allison Fisch	13 RICs 23 PIVs 39 other accounts	$6.57 billion $1.82 billion $6.77 billion	1 RIC ($171.00 M) 1 PIV ($33.00 M)
	John Goetz	10 RICs 45 PIVs 43 other accounts	$6.91 billion $15.06 billion $7.34 billion	1 RIC ($1.67 B) 3 PIVs ($227.00 M) 2 other accounts ($323.00 M)
Statement of Additional Information – May 1, 2023	117

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Partners Small Cap Growth Fund	Allspring: Robert Gruendyke	8 RICs 6 PIVs 35 other accounts	$6.18 billion $1.14 billion $706.09 million	None	Allspring	Allspring
	David Nazaret	2 RICs 1 PIV 3 other accounts	$614.74 million $292.08 million $40.44 million	None
	Thomas Ognar	8 RICs 6 PIVs 35 other accounts	$6.18 billion $1.14 billion $706.09 million	None
	Scout: James McBride	1 RIC 1 PIV 4 other accounts	$261.19 million $0.46 million $8.94 million	None	Scout	Scout
	Timothy Miller	1 RIC 1 PIV 4 other accounts	$261.19 million $0.46 million $8.94 million	None
VP – Partners Small Cap Value Fund	SBH: Mark Dickherber	3 RICs 129 other accounts	$691.00 million $2.27 billion	None	SBH	SBH
	Shaun Nicholson	2 RICs 95 other accounts	$638.00 million $1.46 billion	None
	William Blair: William Heaphy	2 RICs 1 PIV 16 other accounts	$1.22 billion $21.95 million $1.91 billion	1 other account ($581.58 M)	William Blair	William Blair
VP – Principal Blue Chip Growth Fund	PGI: K. William Nolin	6 RICs 4 PIVs 67 other accounts	$28.01 billion $2.62 billion $9.34 billion	None	PGI	PGI
	Thomas Rozycki	6 RICs 4 PIVs 67 other accounts	$28.01 billion $2.62 billion $9.34 billion	None
VP – Select Large Cap Equity Fund	Melda Mergen	5 RICs 1 PIV 16 other accounts	$7.70 billion $24.31 million $559.77 million	None	Columbia Management	Columbia Management
	Tiffany Wade	4 RICs 1 PIV 19 other accounts	$6.89 billion $24.31 million $556.25 million	None
Statement of Additional Information – May 1, 2023	118

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Select Large Cap Value Fund	Richard Rosen	2 RICs 1 PIV 431 other accounts	$2.77 billion $141.51 million $3.55 billion	None	Columbia Management	Columbia Management
	Richard Taft	2 RICs 1 PIV 433 other accounts	$2.77 billion $141.51 million $3.55 billion	None
VP – Select Mid Cap Growth Fund	Daniel Cole	7 RICs 2 PIVs 137 other accounts	$6.12 billion $95.93 million $37.14 million	None	Columbia Management	Columbia Management
	Wayne Collette(a)	2 RICs 1 PIV 135 other accounts	$1.81 billion $106.82 million $22.91 million	None	Columbia Management	Columbia Management
	Dana Kelley(a)	2 RICs 1 PIV 129 other accounts	$1.81 billion $106.82 million $17.37 million	None
VP – Select Mid Cap Value Fund	Kari Montanus	3 RICs 14 other accounts	$3.10 billion $661.61 million	None	Columbia Management	Columbia Management
	Jonas Patrikson	3 RICs 16 other accounts	$3.10 billion $660.89 million	None
VP – Select Small Cap Value Fund	Kari Montanus	3 RICs 14 other accounts	$3.28 billion $661.61 million	None	Columbia Management	Columbia Management
	Jonas Patrikson	3 RICs 16 other accounts	$3.28 billion $660.89 million	None
VP – Seligman Global Technology Fund	Christopher Boova	2 RICs 7 other accounts	$1.80 billion $6.77 million	None	Columbia Management	Columbia Management – Tech Team
	Sanjay Devgan	3 RICs 4 other accounts	$9.26 billion $6.06 million	None
	Vimal Patel	3 RICs 8 other accounts	$9.61 billion $8.59 million	None
	Shekhar Pramanick	4 RICs 6 other accounts	$9.62 billion $12.40 million	None
	Sanjiv Wadhwani	1 RIC 5 other accounts	$1.43 billion $2.16 million	None
	Paul Wick	4 RICs 3 PIVs 7 other accounts	$9.62 billion $1.86 billion $528.44 million	2 PIVs ($1.33 B) 1 other account ($147.54 M)
Statement of Additional Information – May 1, 2023	119

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Small Cap Value Fund	Jeremy Javidi	1 RIC 1 PIV 11 other accounts	$1.28 billion $246.41 million $24.03 million	None	Columbia Management	Columbia Management
VP – Small Company Growth Fund	Daniel Cole	7 RICs 2 PIVs 137 other accounts	$6.28 billion $95.93 million $37.14 million	None	Columbia Management	Columbia Management
	Wayne Collette	1 RIC 1 PIV 138 other accounts	$1.39 billion $92.32 million $22.65 million	None
	Dana Kelley	1 RIC 1 PIV 129 other accounts	$1.39 billion $92.32 million $16.12 million	None
VP – Strategic Income Fund	Jason Callan	13 RICs 10 PIVs 15 other accounts	$19.76 billion $23.48 billion $1.51 billion	None	Columbia Management	Columbia Management
	Alex Christensen	6 RICs 2 PIVs 64 other accounts	$12.74 billion $191.10 million $1.13 billion	None
	Gene Tannuzzo	7 RICs 2 PIVs 13 other accounts	$13.27 billion $191.10 million $1.54 billion	None
VP – T. Rowe Price Large Cap Value Fund	T. Rowe Price: John Linehan	17 RICs 31 PIVs 13 other accounts	$34.16 billion $18.80 billion $2.30 billion	None	T. Rowe Price	T. Rowe Price
	Gabriel Solomon	5 RICs 18 PIVs 9 other accounts	$7.82 billion $5.89 billion $2.12 billion	None
VP – TCW Core Plus Bond Fund	TCW: Stephen Kane	33 RICs 23 PIVs 188 other accounts	$93.01 billion $14.64 billion $46.45 billion	3 PIVs ($415.90 M) 10 other accounts ($5.19 B)	TCW	TCW
	Laird Landmann	30 RICs 48 PIVs 204 other accounts	$96.01 billion $18.47 billion $54.43 billion	25 PIVs ($3.77 B) 9 other accounts ($6.82 B)
	Bryan Whalen	30 RICs 44 PIVs 224 other accounts	$95.16 billion $17.20 billion $59.90 billion	18 PIVs ($752.80 M) 12 other accounts ($7.78 B)
VP – U.S. Flexible Conservative Growth Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
Statement of Additional Information – May 1, 2023	120

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$59.77 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$55.18 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$57.41 billion $243.05 million	None
VP – U.S. Flexible Growth Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$56.52 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$51.94 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$54.17 billion $243.05 million	None
VP – U.S. Flexible Moderate Growth Fund	Dan Boncarosky(a)	7 RICs 3 PIVs 60 other accounts	$5.16 billion $0.19 million $127.95 million	None	Columbia Management - FoF	Columbia Management
	Joshua Kutin	34 RICs 6 PIVs 51 other accounts	$58.21 billion $0.35 million $6.47 million	None
	Brian Virginia	15 RICs 9 other accounts	$53.62 billion $3.54 million	None
	David Weiss	20 RICs 34 other accounts	$55.85 billion $243.05 million	None
VP – U.S. Government Mortgage Fund	Jason Callan	13 RICs 10 PIVs 15 other accounts	$19.01 billion $23.48 billion $1.51 billion	None	Columbia Management	Columbia Management
	Tom Heuer	3 RICs 5 other accounts	$4.18 billion $5.14 million	None
	Ryan Osborn	3 RICs 6 other accounts	$4.18 billion $3.85 million	None
VP – Victory Sycamore Established Value Fund	Victory Capital: James Albers	8 RICs 7 PIVs 24 other accounts	$27.49 billion $1.88 billion $2.20 billion	None	Victory Capital	Victory Capital
Statement of Additional Information – May 1, 2023	121

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
	Gregory Conners	8 RICs 7 PIVs 24 other accounts	$27.49 billion $1.88 billion $2.20 billion	None
	Jeffrey Graff	8 RICs 7 PIVs 24 other accounts	$27.49 billion $1.88 billion $2.20 billion	None
	Gary Miller	8 RICs 7 PIVs 24 other accounts	$27.49 billion $1.88 billion $2.20 billion	None
	Michael Rodarte	8 RICs 7 PIVs 24 other accounts	$27.49 billion $1.88 billion $2.20 billion	None
VP – Westfield Mid Cap Growth Fund	Westfield: Richard Lee	7 RICs 5 PIVs 218 other accounts	$2.62 billion $1.45 billion $7.81 billion	22 other accounts ($1.63 B)	Westfield	Westfield
	Ethan Meyers	7 RICs 5 PIVs 218 other accounts	$2.62 billion $1.45 billion $7.81 billion	22 other accounts ($1.63 B)
	William Muggia	9 RICs 9 PIVs 268 other accounts	$2.76 billion $1.50 billion $8.69 billion	1 PIV ($31.00 M) 25 other accounts ($2.05 B)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2023.
(b)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2023.
Potential Conflicts of Interest
Allspring: Allspring’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The portfolio managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and
Statement of Additional Information – May 1, 2023	122

equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the portfolio managers may maintain.
American Century: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, disciplined equity, equity exchange traded funds, and Avantis Investors funds), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio.
The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. American Century’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
BlackRock: BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment
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recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Sub-Subadviser BIL: For Potential Conflicts of Interest information, reference Potential Conflicts of Interest: BlackRock.
CenterSquare: From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.
During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of CenterSquare or its employees, CenterSquare has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses avoidance of conflicts of interest and includes the firm’s personal security trading policies, which addresses personal security trading and requires the use of approved brokers, Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies which are designed to prevent and detect conflicts when they occur. CenterSquare reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.
Columbia Management: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as the Investment Manager’s hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.
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Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When the Investment Manager determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, a Fund may not be able to invest in privately-placed securities in which other accounts advised by the Investment Manager using a similar style, including performance fee accounts, are able to invest, even when the Investment Manager believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, including for investments in the Investment Manager’s hedge funds, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager’s accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.
“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.
To the extent a Fund invests in underlying funds, a portfolio manager will be subject to the potential conflicts of interest described in Potential Conflicts of Interest – Columbia Management – FOF (Fund-of-Funds) below.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.
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Columbia Management – FoF (Fund-of-Funds): Management of funds-of-funds differs from that of the other Funds. The portfolio management process is set forth generally below and in more detail in the Funds’ prospectus.
Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.
■	Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds.
■	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
To the extent a fund-of-funds invest in securities and instruments other than other Funds, the portfolio manager is subject to the potential conflicts of interest described in Potential Conflicts of Interest – Columbia Management above.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.
JPMIM: The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market
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factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.
MFS: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
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When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
MSIM: As a diversified global financial services firm, Morgan Stanley, the parent company of MSIM, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts”, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or MSIM may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. MSIM may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the Fund’s behalf. In addition, MSIM may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of the Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with MSIM or its affiliates unrelated to that of the Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
MSIM may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by MSIM or Morgan Stanley. MSIM might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund. In instances where trading of an investment is restricted, MSIM may not be able to purchase or sell such investment on behalf of the Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where MSIM is required to
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aggregate its positions with those of other Morgan Stanley business units for position limit calculations, MSIM may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where MSIM refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or MSIM may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with MSIM.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of MSIM, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” MSIM faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of MSIM to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that MSIM may otherwise have purchased or sold for the Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. MSIM may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply internally within MSIM. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including MSIM and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. Each client of MSIM that is subject to the allocation policies and procedures, including the Fund, is assigned an investment team and portfolio manager(s) by MSIM. The investment team and portfolio managers review investment opportunities and will
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decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.
In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of MSIM, including the Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, MSIM and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, MSIM and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by t MSIM or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between MSIM’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
MSIM and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund.
MSIM and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. MSIM and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, MSIM invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including the Fund. At times, MSIM may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including the Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, MSIM may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate MSIM based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for MSIM in the allocation of
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management time, resources and investment opportunities. MSIM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern MSIM’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The MSIM’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between MSIM’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with MSIM. The Morgan Stanley and affiliate trading desks may compete against MSIM trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other MS Investment Accounts (the “MS Investment Department”) may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the “Eaton Vance Investment Department” and, together with the MS Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, an Eaton Vance Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the Eaton Vance Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such Affiliated Investment Account. The MS Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the Eaton Vance Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the MS Investment Department. Although the MS Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the MS Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the Eaton Vance Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Payments to Broker-Dealers and Other Financial Intermediaries. MSIM and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of MSIM and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, MSIM or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or
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some or all other Morgan Stanley Funds), the Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by MSIM and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, MSIM restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of the Fund. Furthermore, from time to time, MSIM or its affiliates may invest “seed” capital in the Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. MSIM and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of the Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.
Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, MSIM’s flexibility in making investments in such restructurings on the Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
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To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by MSIM) with the Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with MSIM or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to MSIM’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in MSIM’s or the Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by MSIM on the Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that
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own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with MSIM may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. MSIM and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as MSIM deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by the Fund, MSIM may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be MSIM (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of the Fund’s investment (which will reduce the net return realized by the Fund).
Transactions with Affiliates. MSIM and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither MSIM nor any investment sub-adviser will purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
PGI: PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’s trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts
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participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Pzena: A conflict of interest occurs when employees’ private interests interfere, or even appear to interfere, with the interests of the firm. A conflict situation may arise when employees take actions or have interests that make it difficult for employees to perform firm work objectively and effectively. Each employee’s obligation to conduct the firm's business in an honest and ethical manner includes the ethical handling of actual, apparent and potential conflicts of interest between personal and business relationships. This includes full disclosure of any actual, apparent or potential conflicts of interest as set forth below.
As a fiduciary, the firm has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interest of its clients. Compliance with this duty can be achieved by avoiding conflicts of interest or, when impracticable to do so, by fully disclosing all material facts concerning any conflict that does arise with respect to any client and following appropriate procedures designed to minimize any such conflict. Employees must try to avoid situations that have even the appearance of conflict or impropriety. Potential conflicts of interest should be brought to the attention of the CCO, who will determine whether further action is warranted (e.g., escalating such issues to the Risk Management Committee and/or Executive Committee, and/or recommending policy changes or additional disclosure).
■	Conflicts of interest may arise where the Company or its employees have reason to favor the interests of one client over another client. Favoritism of one client over another client constitutes a breach of fiduciary duty.
■	Employees are prohibited from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by Personal Security Transactions also are addressed more specifically below.
■	If the Company determines that an employee’s Beneficial Ownership of a Security presents a material conflict, the employee may be restricted from participating in any decision-making process regarding the Security. This may be particularly true in the case of proxy voting, and employees are expected to refer to and strictly adhere to the Company’s proxy voting policies and procedures in this regard.
■	Employees are required to act in the best interests of the firm's clients regarding execution and other costs paid by clients for brokerage services. Employees are expected to refer to and strictly adhere to the Company’s Best Execution policies and procedures.
■	Access Persons are not permitted to knowingly sell to or purchase from a client any security or other property, except Securities issued by the client.
Employees, officers and directors are prohibited from trading, either personally or on behalf of others, while in possession of material, nonpublic information.
SBH: SBH has adopted policies and procedures in which conflicts of interest are identified and managed according to the firm's operating agreement and compliance manual. The issues monitored by the firm's compliance process cover a wide range of legal and regulatory elements. Some examples of the more frequent monitoring areas include quarterly employee personal trading, quarterly billing reviews, semi-annual proxy voting, quarterly best-execution, daily cross-trade monitoring, monthly email reviews, quarterly political contributions, quarterly employee holdings, and as required marketing and advertising review. SBH has limited exposure to possible conflicts of interest with clients. The firm has, however, identified certain potential conflicts of interest, including (1) conflicts related to managing multiple client accounts side by side in the same or similar investment styles, such as the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, and differences in client fees/structure, (2) investment teams obtaining investment research through client commissions (research arrangements) (3) adviser personnel and their personal investing activities, (4) proxy voting of portfolio securities on behalf of clients and (5) structure of investment team compensation. SBH has adopted policies and procedures that the firm believes address these potential conflicts of interest as well as monitoring systems and procedures to provide ongoing oversight. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.
Schroders: Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different
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accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.
Each portfolio manager may also execute transactions for another Fund or account at the direction of such Fund or account that may adversely impact the value of securities held by the Fund. Securities selected for Funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Scout: Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. When Scout seeks to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Fund. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Fund. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.
T. Rowe Price: Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to
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clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
TCW: TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.
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The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.
Threadneedle: Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, a portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle and its affiliate Columbia Management have developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
TSW: Policy. All TSW associates have a duty to act for the benefit of the Firm’s clients and to act on clients’ behalf before taking action in the interest of TSW or any of its associates.
Background. As a SEC registered adviser, TSW and its associates are subject to various requirements under the Advisers Act and rules adopted thereunder. These requirements include various anti-fraud provisions which make it unlawful for advisers to engage in any activities which may be fraudulent, deceptive or manipulative.
TSW has a fiduciary responsibility to its advisory clients and as such has a duty of loyalty to act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and, information as to potential and/or actual conflicts of interests.
Responsibility. TSW’s CCO has the responsibility for implementing and monitoring TSW's Conflicts of Interest policy for content and accuracy.
Procedure. TSW has identified several potential conflicts of interest and adopted various procedures and internal controls to review, monitor and ensure the Firm’s Conflicts of Interest policy is observed, implemented properly, and amended or updated as appropriate. TSW has identified the following potential conflicts and the specific policy, ADV disclosure, or reference in the Associates Manual which addresses the conflict:
■	Trade allocation/rotation favoring proprietary accounts and/or TSW clients with higher fee schedules. TSW’s proprietary accounts and client accounts with higher fee schedules will participate in bunched trades when appropriate, on an equal basis, with other TSW clients. This is disclosed in TSW’s Form ADV. TSW’s policies are designed to ensure equitable treatment of all clients’ orders and details may be found in:
■	Side-by-Side Management policy
■	Trading policy – Trade Rotation & Allocation of Bunched Trades
■	Form ADV, Part 2A - Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process
■	IPO allocation favoring proprietary accounts or TSW clients with higher fee schedules or performance-based fees. TSW’s allocation policies are designed to ensure equitable treatment of all clients’ orders participating in IPOs. TSW’s four factor screening process generally requires at least three years of financial history prior to being considered for purchase which makes it less likely that a security would be introduced into a client’s account under an IPO.
■	Side-by-Side Management policy
■	Trading policy – Initial Public Offerings (IPOs)
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■	Form ADV, Part 2A - Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process
■	Trading with an affiliate could be a conflict of interest. TSW has developed an Affiliates policy that addresses this issue and precludes TSW from trading with its affiliates. The Director of Trading and Compliance has responsibility for overseeing all Firm trading activity to ensure TSW does not trade with its affiliates.
■	Affiliates policy
■	Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations
■	TSW may have a conflict from specific proxy voting issues. TSW’s Proxy Voting policy addresses potential conflicts of interest by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer, where a conflict might exist. If TSW determines that a material conflict exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
■	Proxy Voting policy
■	Form ADV, Part 2A – Item 17 - Voting Client Securities
■	Soft Dollar transactions benefit TSW’s research effort by allocating a portion of client’s trade commissions to brokers with whom TSW has a commission sharing arrangement (“CSA”). TSW’s Soft Dollar policy is designed to ensure that all research and brokerage services are qualified under the eligibility guidelines of Section 28(e) of the Securities Exchange Act of 1934. All new research or brokerage services and any amendments to existing services are documented in writing. TSW’s Trade Management Oversight Committee has the responsibility to review overall trading and transaction costs.
■	Soft Dollar policy
■	Form ADV, Part 2A – Item 12 – Brokerage Practices – Soft Dollars
■	The ability of alternative strategies to short securities held in TSW long-only strategies could find TSW’s clients at odds with one another. TSW’s Trading policy addresses this conflict by allowing certain strategies to short securities held in long only strategies with a minimum market capitalization of $10 billion. Rules are written and tested in the trading system, Charles River (“CRD”), to monitor this requirement.
■	Side-by-Side Management policy
■	Trading policy
■	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices
■	Favoring investment strategies/accounts in which TSW has additional financial interest other than standard fees (some pooled vehicles and performance-based fee accounts). TSW’s Trading policies, including allocation procedures, are designed to ensure all strategies and accounts are treated fairly. Various restrictions are placed in CRD and tests are performed to ensure accounts in which TSW has a potentially more favorable financial interest do not take advantage of that position.
■	Side-by-Side Management policy
■	Trading policy – Other Trading Considerations
■	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management
■	Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations
■	TSW associates’ personal trading and the potential use of inside information can create conflicts but are subject to the TSW Code of Ethics and Personal Securities Transactions & Records policy. TSW associates are required to pre-clear personal securities transactions as required by the Code of Ethics and transactions are monitored to ensure no associate takes advantage of any TSW client trades.
■	Personal Securities Transactions & Records policy
■	Code of Ethics
■	Form ADV, Part 2A –Item 11 – Code of Ethics
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■	Portfolio Manager compensation could present a portfolio manager an opportunity to advantage one client or a strategy over another if his/her compensation was so incentivized. TSW’s compensation strategy addresses this potential conflict by providing competitive base salaries commensurate with an individual’s responsibility and providing incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance and individual contribution. A portion of the bonus (up to 35%) may be deferred into Perpetual stock, TSW Funds or a combination of the two.
■	Side-by-side management, where a portfolio manager is responsible for managing multiple strategies/accounts, could present instances where a portfolio manager may devote unequal time and attention to an account or strategy. TSW acknowledges that some of its portfolio managers have input to multiple strategies and client accounts. TSW feels it has addressed this specific potential conflict by adopting Side-By Side Management and Trading policies.
■	Side-by-Side Management policy
■	Trading policy
■	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-By-Side Management and Item 12 – Brokerage Practices
■	While acceptable to the SEC, paying for client referrals can result in a conflict of interest. TSW Compliance reviews and approves paid relationships with Promoters (under SEC Rule 206(4)-1 (Marketing Rule)). TSW has incorporated policies and procedures into its Marketing policy to prevent any conflict of interest.
■	Marketing Rule
■	Form ADV, Part 2A – Item 14 – Client Referrals and Other Compensation
■	Some of TSW’s related persons are managing members of pooled vehicles and as such, TSW is deemed to have custody of the assets of those vehicles, which presents an opportunity for a conflict of interest. In order to prevent any conflict, TSW has a third-party administrator provide monthly reports and annually requires the pooled vehicles to be audited by a Public Company Account Oversight Board (“PCAOB”) approved auditor, who distributes the audited financial statements to investors.
■	Custody policy
■	Form ADV, Part 2A – Item 15 - Custody
■	The exchange of gifts and entertainment to or from clients or other business associates could influence a TSW associate to improperly favor such clients or other business associates in violation of the associate’s fiduciary duties. TSW associates are subject to its Code of Ethics which requires all associates to identify any gifts given or received in their quarterly compliance reporting. TSW associates are limited to receipt of gifts given or received valued at $100 and entertainment given or received valued at $250, unless approved as an exception by the CCO or a member of the TSW Executive Committee that is not otherwise prohibited under applicable rules. Please note that entertainment can be either in-person or virtual.
■	Code of Ethics
■	Form ADV, Part 2A – Code of Ethics
While TSW has recognized the conflicts summarized above, it realizes that it cannot identify all possible conflicts that exist or may arise in its business. Regardless of the ability to identify all conflicts, it has been emphasized to all TSW associates through its policies and procedures, Code of Ethics and annual training to act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and information as to potential and/or actual conflicts of interests. Form CRS contains additional, summary disclosures regarding TSW’s conflicts of interest.
Victory Capital: Victory Capital states that its portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment
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decision-making process for its clients, including the Fund, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital's compliance program will achieve its intended result.
Walter Scott:
Introduction. Walter Scott was founded in 1983 to offer global and international equity portfolio management services to institutional investors and similar clients.
Walter Scott’s main regulator, the Financial Conduct Authority (FCA Senior Management Arrangements, Systems and Controls [SYSC], Chapter 10, Conflicts of Interest), the Securities Exchange Commission (Investment Advisers Act 1940, Section 206 and General Instructions to Form ADV, General Instruction 3) and the Canadian Securities Administrators (National Instrument 31-103, Section 13.4) require Walter Scott to address any material conflicts of interest in the best interest of the client and disclose these appropriately. This involves taking reasonable steps to identify existing and reasonably foreseeable material conflicts of interest between the firm and the client and each individual acting on the firm’s behalf and the client.
Conflicts of interest are inherent throughout the investment management business, therefore from the outset the firm has organized its activities to ensure the interests of its clients are always placed first. Walter Scott avoids material conflicts of interest that cannot be managed in the best interests of clients.
Identifying Conflicts of Interest. ‘Appropriate steps’ must be taken to identify conflicts of interest and in doing so consideration should be given as to whether the firm/employee:
■	Is likely to make a financial gain or avoid a loss at the expense of a client.
■	Has an interest in the outcome of a service or transaction conducted on behalf of a client which is distinct from that client’s interests.
■	Has any incentive to favour the interest of one client over another.
■	Carries on the same business as the client.
■	Will receive any inducement, such as monies, goods or services, as a result of providing a service, other than the standard commission and/or fees.
Key Conflicts. Walter Scott has identified the following areas which may give rise to a conflict of interest and has in place processes and procedures to adequately manage these:
■	Ownership. Walter Scott is a wholly owned subsidiary within the Bank of New York Mellon Corporation group (BNY Mellon). Walter Scott operates autonomously from BNY Mellon in terms of its investment research, portfolio management, investment administration and other elements that impinge directly upon the investment management services provided to clients. The investment decisions reflected within Walter Scott client portfolios reflect its independent investment research.

Owing to legal/stock exchange restrictions Walter Scott may be subject to aggregate ownership limits on some stocks as part of the wider BNY Mellon group.
■	Affiliates. Walter Scott is a research led organisation. As a subsidiary of BNY Mellon Walter Scott is affiliated to certain entities, some of which are utilised by Walter Scott for activities such as fund administration, distribution, FX trading and IT hosted systems. All agreements have been established and will be maintained at arm’s length.

Walter Scott acts as sub-advisor to a number of mutual funds and pooled investment vehicles operated by its affiliates both on a discretionary and non-discretionary basis. All such investment advisory services are provided under formal written agreements between both parties.
■	Portfolio Implementation. The firm’s Portfolio Implementation team is responsible for administering Walter Scott’s investment decisions into the structure of portfolios in line with client mandate guidelines and restrictions. The firm’s Investment Management Committee (IMC), which comprises senior management of the firm and the most senior members of the investment team, reviews portfolio performance and the dispersion of similarly mandated portfolios.

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For the avoidance of doubt portfolios can and do differ between clients, notwithstanding similar strategies. Reasons for such differences include, but are not limited to, the starting date of the mandate and existing portfolio composition, differences between client guidelines and restrictions, client structure, portfolio liquidity, frequency of cash flows, the size of the mandate in question and appropriateness for a particular portfolio, while considering appropriate portfolio diversification.
■	ESG. Walter Scott believes that the companies that make the best investments over the long term typically adhere to the highest environmental, social and governance (ESG) standards. As a result, the firm integrates analysis of a company’s ESG status, risks and opportunities into its investment process. This process has the best financial interest of our clients at its core. We recognise that a company’s ESG characteristics is likely to affect its valuation and investment returns to varying degrees across companies, sectors and countries. Consequently, associated actual and potential conflicts of interest may materialise.

Walter Scott has controls in place to mitigate the risk of conflict across a client base that has widely varying interest in ESG considerations. These controls include Walter Scott’s investment process being communicated to new and existing clients, corporate governance committee oversight and trading restrictions coded into the firm’s order management system to ensure adherence to client specific investment objectives.
■	Financial Instruments Issued by a Client or Client Sponsor. The firm’s clients may be publicly traded companies or pension funds with a publicly traded pension fund sponsor. Investing in securities issued by a client or pension fund sponsor may result in a conflict of interest as it may give rise to the perception of the firm seeking support or currying favour from that client (e.g. when voting), to the detriment of other clients. Investment in such securities may heighten the risk that such an investment may not be compatible with clients’ investment objectives.

Walter Scott’s thorough research process, collegiate decision making, corporate governance committee oversight, Investment Stewardship Committee oversight and coded trading restrictions, are designed to prevent a client investing in a security it has issued, act as a mitigating control.
■	Trading Counterparties. All new trading counterparties are approved by the Trading Oversight Group (TOG). The firm’s Investment Operations team maintains a complete list of active approved trading counterparties for equity trading. No equity trading is conducted with any executing trading counterparties affiliated with BNY Mellon. Walter Scott selects trading counterparties regardless of whether that trading counterparty’s clearing agent is an affiliate of BNY Mellon. In general, all securities trading is carried out on an agency basis. Walter Scott does not use trading commissions to pay trading counterparties for any services other than trade execution. No commission sharing arrangements are in place.

A small number of entities with which Walter Scott has a client relationship are affiliated to entities included on Walter Scott’s authorised trading counterparty list. The TOG monitors trading counterparty usage and commission rates paid on a quarterly basis with the Risk & Compliance (R&C) team reviewing this annually.
Trading.
■	Aggregation/Execution/Allocation of Orders. It is the general policy of the firm to aggregate purchase or sale orders of the same equity when trading for more than one client. Aggregating orders may transpire to be advantageous or disadvantageous to any particular client or group of clients. Walter Scott has policies and procedures for best execution and fair allocation. Walter Scott does not cross stock between client accounts.
■	Trade Rotation. Following the receipt of any subsequent orders in the same stock to an outstanding aggregated order (due to other trades having to settle prior to that order being placed or other reasons) the original aggregated order will be stopped and a new one started with the relevant changes. In the event that the aggregated order is actively working in the market when the new order/s are received the new order/s will not participate in that days allocation and will be merged into the block after that day’s trade execution has been reported and fairly allocated amongst the original participants.
■	Non-Discretionary (Model Portfolio) Accounts. Where Walter Scott provides securities recommendations as a non-discretionary investment manager (model accounts) there is the potential for conflict between discretionary accounts and such model accounts when competing to trade. Walter Scott believes that simultaneously communicating investment instructions to the firm’s trading desk and any other applicable financial firm is, as a general rule, appropriate in these circumstances. The potential conflict of trading in the market at the same time is mitigated by the majority of models trading in ADRs, time zone differences, the securities involved having significant trading volumes and/or the typical highly liquid nature of the equities held in portfolios. The firm has put in place monitoring to identify detriment to discretionary clients from simultaneous trading, which is overseen by its Trading Oversight Group.
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■	Error Correction. In the event that Walter Scott is responsible for an error, the firm would advise the client and, where necessary and subject to the details of the specific error, recompense the client’s portfolio with appropriate compensation. In all such instances the client(s) will be returned to the position had the error not been made.
Employee Compensation/Personal Trading.
■	Compensation. In addition to base salaries, employees of Walter Scott are eligible to participate in the firm’s annual profit share which is a fixed percentage of the firm’s pre-incentive operating profits. For directors and some senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a UK domiciled long term global equity fund sponsored by BNY Mellon with Walter Scott acting as investment advisor and BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over three or four years.
■	Employee Equity Transactions. The firm operates strict personal trading rules restricting members of staff from purchasing shares in any US mutual fund where Walter Scott is the sub-advisor and staff may not use discretion to purchase individual securities.

Employees are required to pre-clear transactions in certain financial instruments through the BNY Mellon PTA system and attest to quarterly declarations of their holdings at the end of each calendar quarter.

Any inherent conflicts resulting from employees or Walter Scott investing in the same products as clients are therefore managed effectively.
■	Outside Interests/Directorships. The firm adheres to the requirements set out by BNY Mellon in relation to outside activities, affiliations, or employment which may give the appearance of a conflict of interest or could create a direct conflict between an employee’s interests and those of the firm or its parent BNY Mellon. Employees must obtain approval from BNY Mellon Ethics Office for certain outside activities prior to proceeding or accepting the position and annual re-approval.
■	Insider Trading/Market Abuse. Policies and procedures exist to prevent employees from insider trading (trading upon receipt of material non-public information [MNPI]). Those employees who possess inside or proprietary information must preserve its confidentiality and disclose it only to other employees who have a valid business reason for receiving it.
Inducements.
■	Gifts and Entertainment. Employees may neither give nor accept anything of value where doing so could create the appearance of a potential conflict of interest. All gifts or entertainment given or received (apart from those of de minimus value) must be declared with pre-approval required for government entities in most instances and where values may exceed the pre-determined threshold amounts. The receiving and giving of gifts and entertainment is monitored by the R&C team to ensure these do not influence staff behaviour in a way that conflicts with the interests’ of clients.
■	Sponsorship & Charitable Donations. Within the firm’s governance structure, the Walter Scott Giving Group is responsible for reviewing/approving all charitable donations and sponsorships. The Giving Group operates under a Terms of Reference which specifically states no sponsorship of, or donation for any client is permitted.
■	Internships/Work Placement. To ensure there is no preferential treatment given to clients and their relatives when applying or seeking internships/work placement, Walter Scott adheres to the requirements set out by BNY Mellon whereby all applications must be routed through a centralised HR process. In addition, employees are required to attest on an annual basis as part of the Code of Conduct questionnaire that they have not hired through a non-recognised HR channel.
■	Personal Relationships. Employees of Walter Scott may have close personal or family relationships which could be viewed as a conflict of interest. Familial relationships are disclosed as part of the HR screening process for new employees and there is an obligation to disclose any new relationships for existing employees. Members of staff are not permitted to have direct or indirect authority over the employment status of another relative nor can they be in a position to jointly control or influence transactions.
■	Proxy Voting. Unless instructed to the contrary by a client, Walter Scott performs proxy voting on behalf of its clients. Votes are cast in line with client specific proxy voting guidelines or in a manner consistent with the clients’ best interests without regard for any interest Walter Scott may have in the matter. Walter Scott receives documentation on forthcoming votes from custodians and ISS, however, the firm votes independently of recommendations from any intermediary.
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■	Fees and Commissions. Walter Scott’s revenue is derived from investment management fees which align the firm’s and its clients’ interests. The majority of Walter Scott’s clients are charged fees on scales that reflect the value of assets in the client’s account. A few clients operate with performance related fees. Walter Scott does not differentiate in the management of portfolios on the basis of the method of fee calculation or by client type.
■	Fee Sharing Arrangements/Referral Fees. In Australia Walter Scott is the investment advisor for funds sponsored and distributed by Macquarie Bank. In the event that any Australian or New Zealand investors award Walter Scott a new portfolio and not an investment in the existing funds, Walter Scott shares its fees with Macquarie on a pre-arranged scale.

Walter Scott shares fee income with certain affiliates within the wider BNY Mellon group under arrangements similar to those disclosed above. Walter Scott is solely responsible for the payment of these fees which come out of its own revenue. These payments do not increase the fees paid by investors.

Walter Scott does not charge or receive compensation in respect of the sale of securities, private funds, mutual funds or other investment products. However, certain employees of the firm’s affiliates receive such compensation.
Reporting Potential Conflicts. All employees are required to report actual or potential conflicts of interest to the R&C team as soon as they are identified. Sufficient detail must be provided in order to properly assess the conflict and determine what action, if any, should be taken. The Walter Scott Board members are requested to declare any conflicts of interest.
Managing/Monitoring of Conflicts. In addition to the processes and procedures for managing conflicts outlined above Walter Scott’s committees of the board are responsible for review of the firm’s policies and procedures covering all aspects of its operations. Day to day monitoring is carried out by the R&C team using a risk based programme. The firm maintains a Conflicts of Interest Register which is reviewed on an annual basis with any changes submitted to the Risk & Compliance Committee for review and approval.
Ownership. The Walter Scott Risk & Compliance Committee has ownership of this policy.
Westfield: The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the
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client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.
William Blair: Since William Blair’s portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. The conflicts of interest that arise in managing multiple accounts include, for example, conflicts due to investment strategies, objectives, restrictions, time horizon and fees. William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to clients, including the Fund, and make investment decisions based on an account’s investment objectives, restrictions, permitted investment techniques, available cash and other relevant considerations.
Structure of Compensation
Allspring: The compensation structure for Allspring’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring’s Investment Incentive Program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.
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American Century: American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century mutual funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and/or the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (ACC). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
BlackRock: The discussion below describes the portfolio managers’ compensation as of December 31, 2022. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager
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relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
Christopher Allen	Varied Euro-Based Benchmarks and global inflation benchmark.
Akiva Dickstein	A combination of market-based indices (e.g., Bloomberg US Aggregate Index, Bloomberg US Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
David Rogal	A combination of market-based indices (e.g., Bloomberg US Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Dickstein and Rogal are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made,
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are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Allen is eligible to participate in these plans.
Sub-Subadviser BIL: For Compensation information, reference Compensation: BlackRock.
CenterSquare: CenterSquare’s compensation structure is comprised of base pay and annual incentive compensation. Individuals’ packages are designed with the appropriate component combinations to match specific positions.
■	Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.
■	Annual Cash Bonus: the annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values. The annual cash bonus plan pool is computed based on the profitability of the firm.
■	Equity grant awards: management has reserved equity grant awards for employees based on a number of factors including exemplary performance and contributions to the company.
The current compensation structure was formulated with the intent of attracting and retaining high caliber professional employees. CenterSquare, as a fiduciary, is committed to providing the necessary resources to maintain the quality of its services for the Funds.
Columbia Management: Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.
Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
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Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
Columbia Management – Tech Team: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in most instances the base salary, are paid from a team compensation pool that is based on fees and performance of the accounts managed by the portfolio management team, which include mutual funds, wrap accounts, institutional portfolios and hedge funds.
The percentage of management fees on mutual funds that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.
The pool is also funded by a percentage of the management fees on long-only institutional separate accounts, that percentage being based on the source of the account in question, and by a fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate.
The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return.
For all employees, the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
JPMIM: JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio managers’ pay with that of their client’s experience/return. 100% of the portfolio managers’ long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.
MFS: MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager
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compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, 10-, 5-, and 3- year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2022, the Russell 1000® Value Index was used to measure the performance of Nevin Chitkara, and Katherine Cannan for the VP – MFS Value Fund.
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
MSIM: Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with MSIM.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
■	Cash Bonus.
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■	Deferred Compensation:
■	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
■	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of MSIM’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
■	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
■	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
■	Revenue and profitability of the Firm
■	Return on equity and risk factors of both the business units and Morgan Stanley
■	Assets managed by the portfolio manager
■	External market conditions
■	New business development and business sustainability
■	Contribution to client objectives
■	Individual contribution and performance
Further, MSIM’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
PGI: PGI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
The incentive component is well aligned with client objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with the three-year and five-year results each comprising 50% weights. Quarterly measurement of rolling period results reinforces our longer-term orientation, avoiding undue attention to seasonal or calendar year considerations.
The remaining portion of variable compensation is discretionary and is based on individual contributions and the overall results of the investment team. Under this structure, business metrics are aligned specifically with the results of the investment team rather than the broader parent organization. The structure is uniformly applied among all investment professionals. For portfolio managers and senior professionals, a portion of incentive compensation may be deferred; 40%
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of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other 60% is required to be invested into funds managed by the team, via a co-investment, or mutual fund deferral program. Both vehicles have a three-year vesting period.
The benefits of this structure are three-fold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary profit sharing element allows flexibility to retain key personnel at times when our investment strategies may be temporarily out of favor. Third, the overall measurement framework and the deferred component for senior professionals is well aligned with our desired focus on longer term results, co-investment alongside clients, collaboration, and team development.
Pzena: Pzena’s compensation system has three primary elements: base salary, discretionary bonus and, as appropriate, equity ownership. Portfolio managers, analysts, and traders follow the same compensation philosophy. Pzena sets base pay to be in line with industry averages and sets a discretionary bonus to a level that considers a blend of quantitative and qualitative measures of the portfolio managers’, analysts’, and traders’ bodies of work. Pzena completely avoids the compensation model that is driven by the performance of individual securities, as we believe this leads to short-term thinking which is contrary to our long-term value investment philosophy.
Ownership is provided to professionals who have contributed meaningfully to the long-term success of the organization. Partnership eligibility is determined by the firm’s Executive Committee, typically requiring a period of employment of five years at the firm. Pzena’s overriding criteria on a person's eligibility for partnership is our assessment that we want to work with that individual for the rest of his or her career.
SBH: The following information outlines the compensation and bonus structure for investment professionals.
Competitive Compensation and Incentive Program. Employee compensation includes multiple components and is designed to attract and retain superior investment talent and to align the teams' incentives with client interests. Compensation for investment professionals generally consists of base salary, incentive bonus, and profit-sharing. Non-investment professionals are compensated with a salary and discretionary incentive bonus based on their performance. Compensation for all professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance of client portfolios and expands/contracts with strategy revenue. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional. Individual incentive allocation is merit-based and determined by the investment team’s director, with final approval from SBH’s President.
Schroders: Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.
These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
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Scout: At Scout, we believe that compensation and incentives should be aligned with our clients’ interests and the traditional value of rewarding hard work. In order for portfolio manager and analyst compensation to appropriately reflect the results delivered to our clients, we administer a compensation plan that prioritizes performance and is industry-competitive in order to retain investment talent.
The annual compensation plan for equity portfolio managers and analysts combines a competitive base salary with an annual cash bonus related to investment performance that may be in excess of 100% of base salary. Additionally, they are eligible to receive deferred long-term incentive awards.
All Scout equity portfolio managers are under long-term employment agreements which include industry standard incentives and restrictive covenants.
Portfolio Managers
For portfolio managers, the bonus plan is based on a percentage of revenue generated by products they manage and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.
Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.
Investment Analysts
For investment analysts, the bonus plan is based on a percentage of revenue generated by the products to which they contribute and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.
Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.
T. Rowe Price: Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
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TCW: The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, “the TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.
Threadneedle: Direct compensation is typically comprised of a base salary, a fixed role-based allowance paid monthly alongside salary and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and fund-linked deferred compensation compliant with European regulatory requirements in its structure and delivery vehicles. Equity incentive awards are made in the form of Ameriprise Financial
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restricted stock, or for senior employees outside our fund management teams both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Threadneedle funds, in most cases including the funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Annual incentive awards and pool funding are variable and are designed to reward:
■	Investment performance, both at the individual and team levels
■	Client requirements, in particular the alignment with clients through a mandatory deferral into the company’s own products, compliant with local regulation in particular the UCITS V requirements
■	Team cooperation and values
Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to Threadneedle’s controls and Code of Conduct.
Scorecards are used to measure performance of Threadneedle funds and other accounts managed by the employee. Performance is measured versus peer or benchmark performance as appropriate, in addition to performance compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Performance is measured using 1-year, 3-year, and 5-year performance, weighted 10% on the 1-year, 60% on the 3-year, and 30% on the 5-year. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable.
Incentive compensation for senior investment professionals is subject to a minimum 40% deferral as required by local regulation, rising to 60% for higher awards. Half of that deferred portion is delivered in units linked to the performance of Threadneedle funds and the remainder through Ameriprise Financial equity plans.
The equity portion of those deferred incentive awards is designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
The fund-linked deferred compensation awards are designed to align participants’ interests with the investors in the funds and other accounts they manage, and to incentivize collaboration and idea-sharing across teams and products. The value of the deferral account is based on the performance of those funds. Employees have the option of selecting from various internal funds for their fund deferral account; a portion of this deferral is subject to mandatory allocation to Threadneedle’s multi-asset funds to drive cross-business idea sharing and alignment. Fund-linked deferrals vest over multiple years, so they help to retain employees and to align their longer-term interests with those of the investor in line with local regulatory best practice.
Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and overseen by the EMEA Remuneration Committee, and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and the asset management business profitability for the year, which is largely determined by assets under management.
For all employees the benefit programs generally are the same and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Health Care, Life Insurance, Long Term Disability Insurance, and retirement savings plans.
TSW: TSW believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Manager for the VP – Partners International Value Fund is Brandon H. Harrell. Mr. Harrell is considered a key employee and is subject to the following compensation description:
TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance and individual contribution. A portion of the bonus (up to 35%) may be deferred into Perpetual stock, TSW Funds or a combination of the two.
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Victory Capital: Victory Capital states that it has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). Victory Capital states that a portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital states that it monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital (including Sycamore Capital) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
Victory Capital states that its portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Walter Scott: For directors and some senior staff of Walter Scott, the majority of annual compensation comprises a share of the firm’s profits. For directors and members of the Research team, an element of this is deferred via a long-term incentive plan and invested in a global equity fund of which Walter Scott is the investment adviser. For some other roles, the long-term incentive plan is in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over three or four years.
Westfield: Members of the Westfield Investment Committee may be eligible to receive various components of compensation.
Investment Committee members receive a base salary commensurate with industry standards.
Investment Committee members are also eligible to receive an annual performance based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.
William Blair: The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Messrs. Fennell and McAtamney and Ms. Anderson are partners of William Blair, and Mr. Heaphy is a portfolio manager of William Blair. Compensation for partners of William Blair consists of a fixed base salary, a share of the firm's profits and, in most instances, a discretionary bonus, and compensation for portfolio managers of William Blair consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and are based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one
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that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.
The Administrator
Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as administrator of the Funds.
The Distributor
Columbia Management Investment Distributors, Inc. (the Distributor), 290 Congress Street, Boston, MA 02210, an indirect wholly-owned subsidiary of Ameriprise Financial and an affiliate of the Investment Manager, serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use reasonable efforts to find purchasers for the shares of the Funds.
Distribution Obligations
Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trusts or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use reasonable efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities as it deems reasonable and which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trusts pursuant to Rule 12b-1 under the 1940 Act. See Investment Management and Other Services – Distribution and/or Servicing Plans for more information about the share classes for which the Trusts have adopted a Distribution Plan.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.
The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trusts (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.
Underwriting Commissions Paid by the Funds
As no class of any Fund is subject to a sales charge, there were no sales charges paid to, or retained by, the Distributor for the three most recently completed fiscal years.
Distribution and/or Servicing Plans
The Trustees have adopted distribution and/or shareholder servicing plans for certain share classes. See the cover of this SAI for the share classes offered by the Funds.
The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class. VP – Core Equity Fund does not pay a fee for these services. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges.
Share Class	Distribution Fee	Service Fee	Combined Total
Class 1	None	None	None
Class 2	Up to 0.25%	0.00%	Up to 0.25%
Class 3	Up to 0.125%	0.00%	Up to 0.125%
Class 4	Up to 0.25%	0.00%	Up to 0.25%
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The distribution and/or shareholder service fees for Class 2, Class 3 and Class 4 shares, as applicable, are to reimburse the Distributor for certain expenses it incurs in connection with distributing the Fund’s shares or directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to financial intermediaries that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its discretion. The maximum fee for services under the plan for series of CFVST II is the lesser of the amount of expenses eligible for reimbursement (including any unreimbursed expenses) and the rate set forth in the table above. If the flat rate exceeds the expenses eligible for reimbursement, then the maximum Rule 12b-1 fee amount accrued for such share class is applied on a going forward basis to reflect the actual amount of expenses eligible for reimbursement for the prior quarter. Similarly, if the flat rate is less than expenses eligible for reimbursement, then the flat rate will be the maximum Rule 12b-1 fee amount on a going forward basis. This determination and calculation is re-applied each subsequent quarter.
The Funds pay a non-Rule 12b-1 service fee to Participating Insurance Companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Separate Accounts.
Fees Paid
The table below shows the distribution and/or servicing fees paid by each Fund, other than VP – Core Equity Fund, during the Fund's last fiscal year (or period).
Rule 12b-1 Fees
Fund	Class 1	Class 2	Class 3	Class 4
For Funds with fiscal period ending December 31
VP – Aggressive Portfolio	N/A	$3,062,280	N/A	$2,351,223
VP – American Century Diversified Bond Fund	N/A	47,729	N/A	N/A
VP – Balanced Fund	N/A	152,499	$1,496,773	N/A
VP – BlackRock Global Inflation-Protected Securities Fund	N/A	75,292	97,779	N/A
VP – CenterSquare Real Estate Fund	N/A	74,402	N/A	N/A
VP – Commodity Strategy Fund	N/A	116,426	N/A	N/A
VP – Conservative Portfolio	N/A	1,399,828	N/A	1,114,251
VP – Contrarian Core Fund	N/A	352,479	N/A	N/A
VP – Core Equity Fund	N/A	N/A	N/A	N/A
VP – Disciplined Core Fund	N/A	122,977	1,598,468	N/A
VP – Dividend Opportunity Fund	N/A	275,730	943,455	N/A
VP – Emerging Markets Bond Fund	N/A	528,457	N/A	N/A
VP – Emerging Markets Fund	N/A	156,434	176,008	N/A
VP – Global Strategic Income Fund	N/A	25,711	97,123	N/A
VP – Government Money Market Fund	N/A	172,137	121,387	N/A
VP – High Yield Bond Fund	N/A	191,200	262,047	N/A
VP – Income Opportunities Fund	N/A	82,662	133,303	N/A
VP – Intermediate Bond Fund	N/A	175,962	561,633	N/A
VP – Large Cap Growth Fund	N/A	395,759	299,664	N/A
VP – Large Cap Index Fund	N/A	143,072	903,869	N/A
VP – Limited Duration Credit Fund	N/A	230,171	N/A	N/A
VP – Long Government/Credit Bond Fund	N/A	34,459	N/A	N/A
VP – Managed Risk Fund	N/A	598,772	N/A	N/A
VP – Managed Risk U.S. Fund	N/A	904,795	N/A	N/A
VP – MFS Value Fund	N/A	203,360	N/A	N/A
VP – Moderate Portfolio	N/A	19,529,984	N/A	17,858,847
VP – Moderately Aggressive Portfolio	N/A	8,342,089	N/A	7,018,869
VP – Moderately Conservative Portfolio	N/A	3,245,586	N/A	2,901,322
Statement of Additional Information – May 1, 2023	158

Fund	Class 1	Class 2	Class 3	Class 4
VP – Morgan Stanley Advantage Fund	N/A	$72,816	N/A	N/A
VP – MV Conservative Fund	N/A	1,607,906	N/A	N/A
VP – MV Conservative Growth Fund	N/A	3,388,693	N/A	N/A
VP – MV Growth Fund	N/A	28,984,058	N/A	N/A
VP – MV Moderate Growth Fund	N/A	34,039,749	N/A	N/A
VP – Overseas Core Fund	N/A	195,748	$251,251	N/A
VP – Partners Core Bond Fund	N/A	38,170	N/A	N/A
VP – Partners Core Equity Fund	N/A	29,103	35,530	N/A
VP – Partners International Core Equity Fund	N/A	40,673	N/A	N/A
VP – Partners International Growth Fund	N/A	105,371	N/A	N/A
VP – Partners International Value Fund	N/A	65,693	N/A	N/A
VP – Partners Small Cap Growth Fund	N/A	42,518	N/A	N/A
VP – Partners Small Cap Value Fund	N/A	31,023	98,773	N/A
VP – Principal Blue Chip Growth Fund	N/A	156,268	N/A	N/A
VP – Select Large Cap Equity Fund	N/A	206	N/A	N/A
VP – Select Large Cap Value Fund	N/A	193,495	104,237	N/A
VP – Select Mid Cap Growth Fund	N/A	93,665	304,951	N/A
VP – Select Mid Cap Value Fund	N/A	118,432	83,622	N/A
VP – Select Small Cap Value Fund	N/A	96,038	68,946	N/A
VP – Seligman Global Technology Fund	N/A	186,449	N/A	N/A
VP – Small Cap Value Fund	N/A	516,479	N/A	N/A
VP – Small Company Growth Fund	N/A	768	N/A	N/A
VP – Strategic Income Fund	N/A	309,761	N/A	N/A
VP – T. Rowe Price Large Cap Value Fund	N/A	112,320	N/A	N/A
VP – TCW Core Plus Bond Fund	N/A	43,668	N/A	N/A
VP – U.S. Flexible Conservative Growth Fund	N/A	810,514	N/A	N/A
VP – U.S. Flexible Growth Fund	N/A	9,399,916	N/A	N/A
VP – U.S. Flexible Moderate Growth Fund	N/A	5,009,279	N/A	N/A
VP – U.S. Government Mortgage Fund	N/A	61,167	93,539	N/A
VP – Victory Sycamore Established Value Fund	N/A	180,739	103,591	N/A
VP – Westfield Mid Cap Growth Fund	N/A	70,643	N/A	N/A
Other Services Provided
The Transfer Agent
Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210. Under the Shareholder Services Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds.
The Transfer Agent may retain as compensation for its services revenues for fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.
The Transfer Agent retains SS&C GIDS, Inc., 2000 Crown Colony Drive, Quincy, MA 02169 as the Funds’ sub-transfer agent. SS&C GIDS, Inc. assists the Transfer Agent in carrying out its duties.
Under the Shareholder Services Agreement, the Funds bear a service fee paid to Participating Insurance Companies and other financial intermediaries that provide shareholder services with respect to Contracts, Qualified Plans or other owners of Fund shares. For more information on this service fee, see Other Practices – Additional Shareholder Servicing Payments.
Statement of Additional Information – May 1, 2023	159

Prior to July 1, 2017, the Funds paid the Transfer Agent a fee equal to 0.06% of the net assets of the Funds, with certain exceptions: VP – Core Equity Fund did not pay a direct fee for transfer agency services; the VP – Managed Volatility Funds and the VP – Portfolio Navigator Funds then in operation did not pay a direct fee for transfer agency services on the portion of assets invested in underlying funds that paid a transfer agency fee to the Transfer Agent; however, the Transfer Agent earned a fee from such Funds equal to 0.06% of their average daily net assets directly invested in securities (other than underlying mutual funds that paid a transfer agency fee to the Transfer Agent), including other funds that did not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. As of July 1, 2017, or the date of the Fund’s commencement of operations, if later, each of VP – Core Equity Fund, the VP – Managed Volatility Funds and the VP – Portfolio Navigator Funds bear the service fee.
The Custodian
The Funds' securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.
As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Funds' custodian agreement.
Independent Registered Public Accounting Firm
PwC, which is located at 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, is the Funds' independent registered public accounting firm. The financial statements contained in each Fund’s annual report were audited by PwC. The Board has selected PwC as the independent registered public accounting firm to audit the Funds' books and review their tax returns for their respective fiscal years.
The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the annual report to shareholders of each Fund incorporated by reference into the Funds' prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.
Counsel
Ropes & Gray LLP, located at Prudential Tower, 800 Boylston St., Boston, MA 02199, serves as legal counsel to the Trusts. Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Independent Trustees of the Trusts.
Expense Limitations
The Investment Manager and certain of its affiliates have agreed to waive fees and/or reimburse certain expenses, subject to certain exclusions described in a Fund’s prospectus, so that certain Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed specified rates for specified time periods, also as described in a Fund’s prospectus.
The table below shows the total Fund level expenses reimbursed by the Investment Manager and its affiliates for the last three fiscal periods.
Expenses Reimbursed
	Amounts Reimbursed
	2022	2021	2020
For Funds with fiscal period ending December 31
VP – Aggressive Portfolio	$0	$0	$0
VP – American Century Diversified Bond Fund	0	0	0
VP – Balanced Fund	695	0	100,377
VP – BlackRock Global Inflation-Protected Securities Fund	96,299	118,817	92,498
VP – CenterSquare Real Estate Fund	0	0	0
VP – Commodity Strategy Fund	15,773	0	0
VP – Conservative Portfolio	0	0	0
Statement of Additional Information – May 1, 2023	160

	Amounts Reimbursed
	2022	2021	2020
VP – Contrarian Core Fund	$685,687	$422,514	$699,823
VP – Core Equity Fund	84,963	101,345	91,982
VP – Disciplined Core Fund	0	0	0
VP – Dividend Opportunity Fund	994,564	895,959	160,367
VP – Emerging Markets Bond Fund	0	0	0
VP – Emerging Markets Fund	356,155	386,575	330,239
VP – Global Strategic Income Fund	206,768	290,551	281,565
VP – Government Money Market Fund	433,061	1,842,385	198,816
VP – High Yield Bond Fund	310,308	318,280	311,279
VP – Income Opportunities Fund	230,695	273,478	211,276
VP – Intermediate Bond Fund	0	0	0
VP – Large Cap Growth Fund	0	0	0
VP – Large Cap Index Fund	0	0	0
VP – Limited Duration Credit Fund	386,425	156,499	84,986
VP – Long Government/Credit Bond Fund	0	0	0
VP – Managed Risk Fund	49,321	0	0
VP – Managed Risk U.S. Fund	0	0	0
VP – MFS Value Fund	201,354	0	0
VP – Moderate Portfolio	0	0	0
VP – Moderately Aggressive Portfolio	0	0	0
VP – Moderately Conservative Portfolio	0	0	189,772
VP – Morgan Stanley Advantage Fund	0	0	0
VP – MV Conservative Fund	0	0	0
VP – MV Conservative Growth Fund	0	0	0
VP – MV Growth Fund	0	0	0
VP – MV Moderate Growth Fund	0	0	0
VP – Overseas Core Fund	0	0	0
VP – Partners Core Bond Fund	0	0	0
VP – Partners Core Equity Fund	0	0	0
VP – Partners International Core Equity Fund	0	0	0
VP – Partners International Growth Fund	499,946	283,412	65,368
VP – Partners International Value Fund	154,300	294,899	307,404
VP – Partners Small Cap Growth Fund	159,575	12,443	47,795
VP – Partners Small Cap Value Fund	119,334	24,890	102,396
VP – Principal Blue Chip Growth Fund	0	0	0
VP – Select Large Cap Equity Fund	4	0	577,482
VP – Select Large Cap Value Fund	0	0	0
VP – Select Mid Cap Growth Fund	199,846	356,331	574,594
VP – Select Mid Cap Value Fund	153,314	198,281	197,938
VP – Select Small Cap Value Fund	177,961	190,876	159,174
VP – Seligman Global Technology Fund	228,091	268,756	224,540
VP – Small Cap Value Fund	375,594	653,593	651,111
VP – Small Company Growth Fund	114,124	50,412	58,334
Statement of Additional Information – May 1, 2023	161

	Amounts Reimbursed
	2022	2021	2020
VP – Strategic Income Fund	$205,369	$184,382	$98,753
VP – T. Rowe Price Large Cap Value Fund	0	0	0
VP – TCW Core Plus Bond Fund	0	0	0
VP – U.S. Flexible Conservative Growth Fund	0	0	0
VP – U.S. Flexible Growth Fund	0	0	0
VP – U.S. Flexible Moderate Growth Fund	0	0	0
VP – U.S. Government Mortgage Fund	0	0	0
VP – Victory Sycamore Established Value Fund	0	0	0
VP – Westfield Mid Cap Growth Fund	6,595	5,014	0
The table below shows the total fees waived by the Investment Manager and its affiliates for the last three fiscal periods. If a Fund is not shown, there were no fees waived for the relevant fiscal periods.
Fees Waived
	Fees Waived
	2022	2021	2020
For Funds with fiscal period ending December 31
VP – Government Money Market Fund	$345,352	$553,375	$1,435,183
Other Roles and Relationships of Ameriprise Financial and Its Affiliates —
Certain Conflicts of Interest
As described above in the Investment Management and Other Services section of this SAI, and in the More Information About the Fund – Primary Service Providers section of each Fund's prospectus, the Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund's registration statement.
In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds' assets under management. As the size of the Funds' assets under management grows, so does the amount of compensation paid to the Investment Manager and, as the case may be, other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and any affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds' prospectuses. Many of these conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Parts 1A and 2A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provide information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Parts 1A and 2A of the Investment Manager’s Form ADV are available online through the SEC’s website at www.adviserinfo.sec.gov.
The Board monitors events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of variable annuity contracts or variable life insurance policies, or participants in Qualified Plans. The Trust currently does not foresee any disadvantages to the owners of variable annuity contracts or variable life insurance policies or participants in Qualified Plans arising from the fact that certain interests of owners may differ.
Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of
Statement of Additional Information – May 1, 2023	162

financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.
Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Funds, Advised/Managed Funds and Accounts
The Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC, Columbia Cent CLO Advisers, LLC, Lionstone Partners, LLC and Threadneedle International Limited) will give investment advice to and make investment decisions for advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.
A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. Also, the Investment Manager may take a position on behalf of certain Funds that is adverse to that of certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. For example, certain Funds may hold equity securities of a company while certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may hold debt securities of the same company – certain Funds may even own different debt instruments of the same issuer, where certain Funds own subordinated (junior) debt of an issuer and certain other Funds own senior debt of the same issuer, which presents a conflict of interest to the Investment Manager because junior debt is less of a priority than senior debt in terms of repayments. Senior debt is often secured and is more likely to be paid back while subordinated debt is not secured and is more of a risk. If the portfolio company were to experience financial difficulties, it might be in the best interest of certain Funds for the company to reorganize while the interests of certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates might be better served by the liquidation of the company. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, certain Funds will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Certain Funds may invest in offerings of securities the proceeds of which may be used to repay debt obligations held in by certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. The latter’s interest in having the debt repaid creates a conflict of interest. These types of conflicts of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage. The Investment Manager has adopted policies and procedures designed to address these types of conflicts of interest among the Funds and other Funds and accounts advised by the Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial.
Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates, including the other Columbia Funds and accounts of Ameriprise Financial and its affiliates, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may create
Statement of Additional Information – May 1, 2023	163

conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures designed to address the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
Sharing of Information among Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
Soft Dollar Benefits
Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund. It is possible that the Investment Manager or an investment subadviser subject to the recent revisions to the EU’s Markets in Financial Instruments Directive ("MiFID II") will cause a Fund to pay for research services with soft dollars in circumstances where it may not use soft dollars with respect to other advised/managed funds or accounts, although those other advised/managed funds or accounts might nonetheless benefit from those research services.
Services Provided to Other Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, Distributor and Transfer Agent, also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.
Proxy Voting
The Investment Manager has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best economic interests of its clients, including the Funds, without regard to any resulting benefit or detriment to the Investment Manager and/or its affiliates, including Ameriprise Financial and its affiliates. Although the Investment Manager endeavors to make all proxy voting decisions in the interests of client(s) on whose behalf it is voting the proxies, the Investment Manager’s proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit Ameriprise Financial or
Statement of Additional Information – May 1, 2023	164

other affiliates of the Investment Manager or other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds' proxy voting policies and procedures, see Investment Management and Other Services – Proxy Voting Policies and Procedures.
Certain Trading Activities
The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Management and Other Services – Codes of Ethics.
Affiliate Transactions
Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.
Certain Investment Limitations
Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, certain securities may be subject to ownership limitations due to regulatory limits on investments in certain industries (such as, for example, banking and insurance) and markets (such as emerging or international markets), or certain transactions (such as those involving certain derivatives or other instruments) or mechanisms imposed by certain issuers (such as, among others, poison pills). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund (that it might otherwise prefer to acquire) if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has policies and procedures designed to monitor and interpret these limits. Nonetheless, given the complexity of these limits, the Investment Manager and/or its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. In addition, aggregate ownership limitations could cause performance dispersion among funds and accounts managed by the Investment Manager with similar investment objectives and strategies and portfolio management teams, including accounts that seek to track an index. For example, if further purchases in an issuer are restricted due to regulatory or other reasons, a portfolio manager would not be able to acquire securities or other assets of an issuer for a new Fund that may already be held by other funds and accounts with the same/similar investment objectives and strategies that are managed by the same portfolio management team. The Investment Manager may also choose to limit purchases in an issuer to a certain threshold for risk management purposes. If the holdings of the Investment Manager’s affiliates are included in that limitation, a Fund may be more limited in its ability to purchase a particular security or other asset than if the holdings of the Investment Manager’s affiliates had been excluded from the limitation. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. A Fund may also be limited in certain investments because Ameriprise Financial, a financial holding company, is subject to certain banking regulatory requirements which may in some cases apply to the Investment Manager’s investments for the funds and accounts, including the Funds, it manages. Also, Ameriprise Financial issues various securities from time to time, including common stock. With the exception of Funds passively managed to track an unaffiliated index in which an Ameriprise Financial security is included, the Funds do not invest in Ameriprise Financial securities. Therefore, actively managed Funds and passively managed funds that seek to track an affiliated index will not hold any Ameriprise Financial securities even if such securities are included in an index used by the Fund for performance comparison and/or tracking purposes. Accordingly, the performance of such Funds versus their index will likely differ. In any of these scenarios, a Fund’s inability to participate (or participate further) in a particular investment, despite a portfolio manager’s desire to so participate, may negatively impact Fund performance. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About Fund Investments – Certain Investment Activity Limits.
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Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds
The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.
Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options
Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds-of-funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.
Ameriprise Financial and its affiliates, including the Investment Manager, may, subject to applicable legal and regulatory requirements, make payments to their affiliates in connection with the promotion and sale of the Funds' shares, in addition to the sales-related and other compensation that these parties may receive from the Funds, if any. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds' assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Other Practices – Additional Shareholder Servicing Payments and – Additional Payments to Financial Intermediaries for more information.
Actual or Potential Conflicts of Interest Related to Affiliated Indexes
The Investment Manager and its affiliates may develop, own and operate indexes (each, an Affiliated Index) based on investment and trading strategies developed by the Investment Manager and/or its affiliates (Affiliated Index Strategies). Some of the ETFs for which Columbia Management acts as investment adviser (the Affiliated Index ETFs) seek to track the performance of the Affiliated Indexes. The Investment Manager and/or its affiliates may, from time to time, manage other funds or accounts that invest in these Affiliated Index ETFs. In the future, the Investment Manager and/or its affiliates may manage client accounts that track the same Affiliated Indexes used by the Affiliated Index ETFs or which are based on the same, or substantially similar, Affiliated Index Strategies that are used in the operation of the Affiliated Indexes and the Affiliated Index ETFs. The operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts managed in this manner may give rise to potential conflicts of interest.
For example, any accounts managed by the Investment Manager and/or its affiliates that seek to track the same Affiliated Indexes may engage in purchases and sales of securities at different times. These differences may result in certain accounts having more favorable performance relative to that of the Affiliated Index or other accounts that seek to track the Affiliated Index. Other potential conflicts include (i) the potential for unauthorized access to Affiliated Index information, allowing Affiliated Index changes that benefit the Investment Manager and/or its affiliates or other accounts managed by the Investment Manager and/or its affiliates and not the clients in the accounts seeking to track the Affiliated Index, and (ii) the manipulation of Affiliated Index pricing to present the performance of accounts seeking to track the Affiliated Index, or the firm’s tracking ability, in a preferential light.
The Investment Manager has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts.
To the extent it is intended that an account managed by the Investment Manager and/or its affiliates seeks to track an Affiliated Index, the account may not match (performance or holdings), and may vary substantially from, such index for any period of time. An account that seeks to track an index may purchase, hold and sell securities at times when another client would not do
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so. The Investment Manager and its affiliates do not guarantee that any tracking error targets will be achieved. Accounts managed by the Investment Manager and/or its affiliates that seek to track an index may be negatively impacted by errors in the index, either as a result of calculation errors, inaccurate data sources or otherwise. The Investment Manager and its affiliates do not guarantee the timeliness, accuracy and/or completeness of an index and are not responsible for errors, omissions or interruptions in the index (including when the Investment Manager or an affiliate acts as the index provider) or the calculation thereof (including when the Investment Manager or an affiliate acts as the calculation agent).
The Investment Manager and its affiliates are not obligated to license the Affiliated Indexes to clients or other third-parties.
Codes of Ethics
The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds' registration statement. These Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.
Proxy Voting Policies and Procedures
General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.
The Investment Manager’s policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.
The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager. In addition, the Board may instruct the Investment Manager to vote in accordance with guidelines approved by the Board.
Oversight. The operation of the Investment Manager’s proxy voting policy and procedures is overseen by a group of representatives from the Investment Manager and its advisory affiliates. Oversight of the Investment Manager’s proxy voting is also provided by a committee within the Investment Manager comprised of portfolio managers and research analysts. The Board reviews on an annual basis, or more frequently if determined appropriate, the Investment Manager’s administration of the proxy voting process.
Corporate Governance and Proxy Voting Principles (the Principles). The Investment Manager has adopted the Principles, which set out voting stances on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Principles also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Principles and will generally vote in accordance with such voting stances. The Investment Manager may determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Investment Manager may consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests.
Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party
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(which may be the Investment Manager’s proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Trustee authorized to vote the proxies for the Funds. A member of a governing body responsible for overseeing proxy voting is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations are required to disclose any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.
Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.
Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. Typically, Institutional Shareholder Services Inc. populates ballots for issuers deemed to present potential material conflicts of interest in accordance with predetermined voting stances, as described above under Addressing Conflicts of Interest. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.
Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at columbiathreadneedleus.com and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the Principles in effect on the date of this SAI, see Appendix B to this SAI.
Organization and Management of Wholly-Owned Subsidiaries
VP – Commodity Strategy Fund (for purposes of this section, referred to as a “Fund”) may invest a portion of its assets, within the limitations of Subchapter M and Section 817(h) of the Code, as applicable, in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at P.O. Box 309, Ugland House, Grand Cayman Islands.
The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary as if the Subsidiary’s investments were held directly by the Fund. The Investment Manager and the Fund’s subadvisers are responsible for the Subsidiary’s day-to-day business pursuant to their separate agreements with, or in respect of, the Subsidiary. The following individuals serve as a director of the Subsidiary:
Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
Brian M. Engelking 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1979	Director since March 2020	Global Lead Financial Officer – Columbia Threadneedle Investments at Ameriprise Financial, Inc. since June 2020. Previously, Vice President – Finance, Ameriprise Financial, Inc. and served in various finance leadership roles with Ameriprise Financial, Inc. since 2000.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1970	Director since January 2015	See Fund Governance – The Officers – Fund Officers.
The Subsidiary has entered into a separate management agreement for the provision of advisory and administrative services with the Investment Manager. Under this agreement, the Investment Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Subsidiary pays the Investment Manager an annual fee for its management services, as set forth in the management agreement and the table below.
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Management Agreement Fee Schedule
Subsidiary	Assets (millions)	Annual rate at each asset level(a)
CVPCSF Offshore Fund, Ltd. (Subsidiary of VP – Commodity Strategy Fund)(a)	$0 - $500	0.630%
	>$500 - $1,000	0.580%
	>$1,000 - $3,000	0.550%
	>$3,000 - $6,000	0.520%
	>$6,000 - $12,000	0.500%
	>$12,000	0.490%
(a)	When calculating asset levels for purposes of determining fee rate breakpoints, asset levels are based on aggregate net assets of the Subsidiary and its Fund. When calculating the fee payable under this agreement, the annual rates are based on a percentage of the average daily net assets of the Subsidiary.
The Subsidiary has entered into a separate contract for the provision of custody services with the same service providers who provide those services to the Fund. The Subsidiary has also entered into arrangements with PwC to serve as the Subsidiary’s independent registered public accounting firm. The Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.
For purposes of adhering to the Fund’s compliance policies and procedures, the Investment Manager treats the assets of the Subsidiary as if the assets were held directly by the Fund. The Chief Compliance Officer of the Fund makes periodic reports to the Fund’s Board regarding the management and operations of the Subsidiary.
The financial information of the Subsidiary is consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semiannual reports provided to shareholders.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is subject to the same principal risks to which the Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, the Investment Manager manages the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.
The Investment Manager and any subadviser, if applicable, as it relates to the Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary, and the Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable prospectus and this SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands laws currently do not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
Qualification as a Regulated Investment Company. In order to qualify for the special tax treatment accorded to RICs under the Code, the Fund must satisfy a 90% gross income requirement and an asset diversification requirement. These requirements are not applicable to the Subsidiary. The Fund and the Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income for purposes of the 90% gross income requirement. For purposes of the asset diversification requirement, the Fund will limit its investment in the Subsidiary in the aggregate to 25% or less of the Fund’s total assets as of the end of every quarter of its taxable year; the asset diversification requirement applies to the Fund’s interest in the Subsidiary but not to the Subsidiary’s investments. Please refer to the Taxation – The Subsidiary section for further information about certain tax considerations relating to the Fund’s investment in the Subsidiary.
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FUND GOVERNANCE
Board of Trustees and Officers
The Board oversees the Funds' operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this SAI, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994	Compliance, Contracts, Investment Review Committee
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Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021	Compliance, Contracts, Investment Review Committee
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard- Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee), since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) (financial services), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021	Contracts, Board Governance, Investment Review Committee
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	177	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022	Contracts, Board Governance, Investment Review Committee
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Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University, since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017	Audit, Contracts, Investment Review Committee
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017	Compliance, Contracts, Investment Review Committee
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Former Trustee, MA Taxpayers Foundation,1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020	Audit, Contracts, Investment Review Committee
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation, since 2004	Audit, Contracts, Investment Review Committee
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Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, SpartanNash Company since November 2013 (Chair of the Board since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019	Audit, Contracts, Board Governance, Investment Review Committee
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None	Contracts, Board Governance, Investment Review Committee
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	175	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates (investment company), January 2013-December 2015	Audit, Contracts, Investment Review Committee
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Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009	Compliance, Contracts, Board Governance, Investment Review Committee
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Independent Director, (Investment Committee), Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director (Investment Committee), Sarona Asset Management, since 2019	Compliance, Contracts, Investment Review Committee
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC, 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022	Audit, Contracts, Investment Review Committee
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Interested Trustee Affiliated with Investment Manager**
Name, Address, Year of Birth	Position Held with the Columbia Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Trustee During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022	None
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Officers
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Trusts as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Funds' other officers are:
Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
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Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 – January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 - September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 - September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; President, Columbia Management Investment Services Corp. since October 2014; President, Ameriprise Trust Company, since January 2017.
Responsibilities of the Board with respect to Fund Management
The Board consists of Trustees who have varied experience and skills. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Trustees, including, among other things: overseeing the setting of the agenda for Board meetings, communicating and meeting with Board members between Board and committee meetings on Fund-related matters, with the Funds' Chief Compliance Officer, counsel to the Independent Trustees, and representatives of the Funds' service providers. The Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the nature and number of Funds comprising the Trusts, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Board believes that having an Independent Trustee serve
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as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Investment Manager in overseeing the setting of agendas and conducting of meetings. With respect to Mr. Beckman, the Trustees have concluded that having a senior officer of the Investment Manager serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Investment Manager, and by assisting efforts to align the interests of the Investment Manager more closely with those of Fund shareholders. The Board has several standing committees, which are an integral part of each Fund’s overall governance and risk oversight structure. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each committee. The roles of each committee are more fully described in the section Committees of the Board below.
The Board initially approved investment management services agreements and other contracts with the Investment Manager and its affiliates and other service providers. The Board monitors the level and quality of services provided under such contracts. Annually, the Board evaluates the services received under the investment management and distribution contracts by reviewing, among other things, reports covering investment performance, expenses, shareholder services, marketing, and the Investment Manager’s profitability.
The Investment Manager provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds' investments and operations. The Board provides oversight of the services provided by the Investment Manager, including risk management services. Various committees of the Board provide oversight of the Investment Manager’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Funds' activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds' financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Funds and the Investment Manager and with representatives of various Fund service providers. In addition, the Board oversees processes that are in place addressing compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. The Board and certain committees also meet regularly with the Funds' Chief Compliance Officer to receive reports regarding the compliance of the Funds and the Investment Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds.
The Board also oversees the Funds' liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds have implemented a written liquidity risk management program and related procedures (the “Liquidity Program”), designed to assess and manage the Funds' liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds' investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.
Trustee Biographical Information and Qualifications
The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Funds, were a significant factor in the determination that, in light of the business and structure of the Trusts, the individual should serve as a Trustee. Following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:
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George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Mr. Batejan has also served as Chair of the National Investment Company Service Association (NICSA). Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.
Daniel J. Beckman – Mr. Beckman has significant experience in the financial services industry and with investment companies. Mr. Beckman has served as the President of the Columbia Funds since 2021, and as an officer of the Columbia Funds and affiliated funds since 2020. He serves as Vice President and Head of North America Product for the Investment Manager. In this role, he leads a team of professionals to drive product strategy, development and management, with the goal of ensuring that the current and future needs of the Investment Manager’s customer base are met across the institutional and intermediary channels. He currently serves as a director of the Distributor since November 2018. He also serves as a board member of Columbia Wanger Asset Management, LLC, since January 2022, and as a director of Columbia Threadneedle Canada, Inc., since December 2022, both affiliates of the Investment Manager.
Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 companies to investigate issues relating to cyber-security and stock options. She served on the Board of Directors of Blue Cross and Blue Shield of Minnesota from 2009 to 2021 and was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota in February 2018 and again in April 2021.
Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton serves on the Board of Directors of Evercore Inc., a public investment bank; Apollo Commercial Real Estate Finance, Inc., a publicly traded investment trust; and a community bank. In addition, she serves on the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and chairs the People Committee, and in 2021 was elected to the Governing Council of the Independent Directors Council which represents independent directors and trustees serving on the boards of mutual funds, closed-end funds, exchange-traded funds and other registered investment companies.
Janet Langford Carrig – Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and Zelle, Hoffman, Voelbel, Mason and Gette. She serves as Director of EQT Corporation. Ms. Carrig has previously served on the board of directors for another public company and various industry groups and non-profit organizations.
J. Kevin Connaughton – Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for the Investment Manager from 2010 through 2015. Mr. Connaughton currently serves on the FINRA National Adjudicatory Council. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, three offshore groups of funds managed by the Investment Manager and/or affiliates, and the investment committee for a small college endowment. He served on the Board of Directors of The Autism Project from March 2015 to December 2021. Mr. Connaughton also serves as an adjunct professor of Finance at Bentley University and CEO and President of RhodeWay Financial, a nonprofit organization providing no cost financial planning and literacy services.
Olive M. Darragh – Ms. Darragh has extensive experience in the investment management industry. She currently serves as Managing Director of Darragh Inc., a strategy and talent management consulting firm that works with investment organizations. Previously, Ms. Darragh was a Partner at Tudor Investments responsible for Strategy and Talent Management. Prior to that, she was a Senior Partner at McKinsey & Company, where she co-founded and led the firm’s global Investment Management
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practice. Ms. Darragh has experience serving on other boards of directors and is a Certified Public Accountant. Ms. Darragh also founded and runs Zolio Inc., an investment management talent identification platform and is a visiting professor at the University of Edinburgh Business School.
Patricia M. Flynn – Dr. Flynn is a Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.
Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.
Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.
Nancy T. Lukitsh – Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.
David M. Moffett – Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.
Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as Vice President, Principal and Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.
Natalie A. Trunow – Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as a non-executive member of the Investment Committee of Sarona Asset Management Inc. (a private equity firm), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the boards of for-profit and non-profit organizations.
Sandra L. Yeager – Ms. Yeager has over 26 years of experience in the financial services industry. In August of 2008, she founded Hanoverian Capital, LLC, an investment boutique specializing in international equities for institutional clients, where she served as President and Chief Investment Officer through December 2016. Prior to that, Ms. Yeager served as Head of International Equities for DuPont Capital and Head of Global Equity Research for Morgan Stanley Investment Management, where she led a team of thirty people. Ms. Yeager began her investment career at AllianceBernstein as an equity analyst and advanced to become a global portfolio manager for institutional and mutual fund clients.
Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Independent Trustees. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. The table above, providing background on each Trustee, also includes their respective committee assignments. The duties of these committees are described below.
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Ms. Carlton, as Chair of the Board, acts as point of contact between the Independent Trustees and the Investment Manager between Board meetings in respect of general matters.
Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.
To be considered as a candidate for Trustee, recommendations must include a curriculum vitae and be mailed to the attention of the Chair of the Board, Columbia Funds Complex, 290 Congress Street, Boston, MA 02210. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including ETFs, are not required to hold annual shareholder meetings). The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.
Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trusts is expected to be increased and anticipated vacancies. There may be times when the committee is not recruiting new Trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.
The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. For candidates to serve as Independent Trustees, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. In each case, the committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The committee also considers whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate.
The committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms. The committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a shareholder or identified by some other means. Members of the Board Governance Committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.
On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate. The Board and the committee also considers the same factors when identifying prospective trustee candidates. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.
Compliance Committee. Supports the Funds' maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Chief Compliance Officer, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds' Chief Compliance Officer to meet with Independent Trustees on a regular basis to discuss compliance matters.
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Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds' investment advisory, subadvisory (if any), administrative services and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.
Investment Review Committee. Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. Each Independent Trustee also serves on the Investment Review Committee (the “IRC”) and an IRC subcommittee. Each IRC subcommittee is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and any proposed changes to investment objectives. Investment personnel who manage the Funds attend IRC and IRC subcommittee meetings from time to time to assist the IRC in its review of the Funds.
Audit Committee. Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Funds' independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The Audit Committee oversees the Funds' risks by, among other things, meeting with the Funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds' Disclosure Controls and Procedures. The Audit Committee acts as a liaison between the independent auditors and the full Board and must prepare an Audit Committee report. The Audit Committee reviews Fund valuation matters as it deems appropriate and consistent with the Columbia Funds Board’s responsibilities in this regard.
The table below shows the number of times each committee that oversees the Funds met during the fiscal year ended December 31, 2022.
Committee Meetings
Fiscal Period	Audit Committee	Compliance Committee	Contracts Committee	Board Governance Committee	Investment Review Committee
For the fiscal year ended December 31, 2022	5	4	6	6	4
Trustee Investment Policy
Effective January 2021, the Board has a policy that each Independent Trustee is to invest in shares of one or more of the Columbia Funds overseen by the Independent Trustees (including investments made pursuant to the Deferred Compensation Plan) in an amount determined by the Board taking into consideration the total base annual compensation paid to an Independent Trustee from the Columbia Fund Complex.
Beneficial Equity Ownership
The tables below show, for each Trustee, the aggregate value of all investments in equity securities of all Funds in the Columbia Funds Complex overseen by the Trustee, including notional amounts through the Deferred Compensation Plan, where noted. The information is provided as of December 31, 2022.
The tables only include ownership of Columbia Funds overseen by the Trustees; the Trustees and Officers may own shares of other Columbia Funds they do not oversee. All shares of the Funds are made available only through Qualified Plans or products offered by life insurance companies, and as of December 31, 2022, no Trustee had an interest in shares of the Funds.
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Independent Trustee Ownership
Board Member	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee
George S. Batejan	Over $100,000(a)
Kathleen Blatz	Over $100,000
Pamela G. Carlton	Over $100,000(a)
Janet Langford Carrig	Over $100,000(a)
J. Kevin Connaughton	Over $100,000
Olive M. Darragh	Over $100,000(a)
Patricia M. Flynn	Over $100,000(a)
Brian J. Gallagher	Over $100,000(a)
Douglas A. Hacker	Over $100,000
Nancy T. Lukitsh	Over $100,000
David M. Moffett	Over $100,000(a)
Catherine James Paglia	Over $100,000(a)
Natalie A. Trunow	Over $100,000(a)
Sandra L. Yeager	Over $100,000(a)
(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more Funds in the Columbia Funds Complex overseen by the Trustee as specified by the Trustee.
Interested Trustee Ownership
Board Member	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee
Daniel J. Beckman	Over $100,000(a)
(a)	With respect to Mr. Beckman, this amount includes compensation payable under a Deferred Compensation Plan administered by Ameriprise Financial.
Independent Trustee Interests in Fund Affiliates
An immediate family member of Ms. Blatz holds publicly traded common stock of the parent companies of the sub-advisers to certain Columbia Funds. The value of such stock does not exceed $120,000 with respect to the parent company of any sub-adviser other than JPMorgan and Morgan Stanley, and the value of the holdings of each such sub-adviser parent does not exceed $500,000 and represents less than 0.1 percent of the parent’s outstanding shares. Ms. Blatz does not have any ownership or voting interest in such holdings.
Statement of Additional Information – May 1, 2023	182

Compensation
Total compensation. The following table shows the total compensation paid to Independent Trustees for their services from all the Funds in the Columbia Funds Complex overseen by the Trustee for the period ended December 31, 2022.
Mr. Beckman is not compensated for his services on the Board.
Trustees	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
George S. Batejan	$481,000	$24,050
Kathleen Blatz	$457,000	0
Pamela G. Carlton	$496,000	$49,600
Janet Langford Carrig	$498,000	$498,000
J. Kevin Connaughton	$501,000	0
Olive M. Darragh	$486,000	$243,000
Patricia M. Flynn	$457,000	0
Brian J. Gallagher	$484,000	$242,000
Douglas A. Hacker	$535,000	0
Nancy T. Lukitsh	$471,000	0
David M. Moffett	$444,000	$444,000
Catherine James Paglia	$535,000	$267,500
Minor M. Shaw(c)	$469,000	$234,500
Natalie A. Trunow	$462,000	$360,360
Sandra L. Yeager	$496,000	$248,000
(a)	Includes any portion of cash compensation Trustees elected to defer during the fiscal period.
(b)	The Trustees may elect to defer a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)	Ms. Shaw served as Trustee until December 31, 2022, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
In addition to the above compensation, all Independent Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
Independent Trustees did not accrue any pension or retirement benefits as part of Fund expenses, nor will they receive any annual benefits upon retirement.
Deferred Compensation Plan
Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as a Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.
Distributions from a Trustee’s Deferral Account will be paid either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.
Statement of Additional Information – May 1, 2023	183

Compensation from each Fund. The following table shows the compensation paid to Independent Trustees from each Fund during its last fiscal year (or period), as well as the amount deferred from each Fund, which is included in the total.
Fund	Aggregate Compensation from Fund Independent Trustees
	Batejan(a)	Blatz	Carlton(b)	Carrig(c)	Connaughton	Darragh(d)	Flynn(e)	Gallagher(f)
For Funds with fiscal period ending December 31
VP - Aggressive Portfolio	$2,990	$2,837	$3,085	$3,161	$3,180	$3,085	$2,837	$3,009
Amount Deferred	$149	$0	$308	$3,161	$0	$1,542	$0	$1,504
VP - American Century Diversified Bond Fund	$3,201	$3,038	$3,302	$3,383	$3,405	$3,303	$3,038	$3,222
Amount Deferred	$160	$0	$330	$3,383	$0	$1,652	$0	$1,611
VP - Balanced Fund	$2,100	$1,993	$2,167	$2,220	$2,233	$2,167	$1,993	$2,113
Amount Deferred	$105	$0	$217	$2,220	$0	$1,083	$0	$1,057
VP - BlackRock Global Inflation-Protected Securities Fund	$1,007	$955	$1,039	$1,064	$1,071	$1,039	$955	$1,013
Amount Deferred	$50	$0	$104	$1,064	$0	$519	$0	$507
VP - CenterSquare Real Estate Fund	$1,103	$1,046	$1,138	$1,166	$1,173	$1,138	$1,047	$1,110
Amount Deferred	$55	$0	$114	$1,166	$0	$569	$0	$555
VP - Commodity Strategy Fund	$1,039	$987	$1,073	$1,099	$1,105	$1,072	$987	$1,046
Amount Deferred	$52	$0	$107	$1,099	$0	$536	$0	$523
VP - Conservative Portfolio	$1,853	$1,758	$1,911	$1,958	$1,971	$1,912	$1,758	$1,864
Amount Deferred	$93	$0	$191	$1,958	$0	$956	$0	$932
VP - Contrarian Core Fund	$2,233	$2,119	$2,304	$2,361	$2,375	$2,304	$2,119	$2,247
Amount Deferred	$112	$0	$230	$2,361	$0	$1,152	$0	$1,124
VP - Core Equity Fund	$1,089	$1,034	$1,124	$1,152	$1,159	$1,124	$1,034	$1,096
Amount Deferred	$54	$0	$112	$1,152	$0	$562	$0	$548
VP - Disciplined Core Fund	$4,613	$4,378	$4,761	$4,878	$4,907	$4,760	$4,379	$4,643
Amount Deferred	$231	$0	$476	$4,878	$0	$2,380	$0	$2,321
VP - Dividend Opportunity Fund	$1,755	$1,667	$1,812	$1,857	$1,867	$1,811	$1,667	$1,767
Amount Deferred	$88	$0	$181	$1,857	$0	$905	$0	$884
VP - Emerging Markets Bond Fund	$1,307	$1,241	$1,349	$1,382	$1,391	$1,349	$1,241	$1,316
Amount Deferred	$65	$0	$135	$1,382	$0	$675	$0	$658
VP - Emerging Markets Fund	$1,158	$1,099	$1,194	$1,224	$1,232	$1,195	$1,099	$1,165
Amount Deferred	$58	$0	$119	$1,224	$0	$598	$0	$583
VP - Global Strategic Income Fund	$986	$936	$1,018	$1,043	$1,049	$1,018	$936	$993
Amount Deferred	$49	$0	$102	$1,043	$0	$509	$0	$496
VP - Government Money Market Fund	$1,325	$1,259	$1,368	$1,402	$1,409	$1,367	$1,259	$1,334
Amount Deferred	$66	$0	$137	$1,402	$0	$683	$0	$667
VP - High Yield Bond Fund	$1,175	$1,115	$1,212	$1,242	$1,249	$1,212	$1,115	$1,182
Amount Deferred	$59	$0	$121	$1,242	$0	$606	$0	$591
VP - Income Opportunities Fund	$1,051	$998	$1,085	$1,111	$1,118	$1,085	$998	$1,058
Amount Deferred	$53	$0	$108	$1,111	$0	$542	$0	$529
VP - Intermediate Bond Fund	$4,349	$4,128	$4,486	$4,596	$4,626	$4,488	$4,127	$4,377
Amount Deferred	$217	$0	$449	$4,596	$0	$2,244	$0	$2,188
VP - Large Cap Growth Fund	$2,963	$2,811	$3,056	$3,132	$3,152	$3,056	$2,812	$2,982
Amount Deferred	$148	$0	$306	$3,132	$0	$1,528	$0	$1,491
VP - Large Cap Index Fund	$2,409	$2,287	$2,487	$2,548	$2,562	$2,486	$2,287	$2,425
Amount Deferred	$120	$0	$249	$2,548	$0	$1,243	$0	$1,213
VP - Limited Duration Credit Fund	$1,935	$1,842	$1,998	$2,049	$2,057	$1,997	$1,841	$1,950
Amount Deferred	$97	$0	$200	$2,049	$0	$999	$0	$975
VP - Long Government/Credit Bond Fund	$2,422	$2,298	$2,498	$2,559	$2,577	$2,500	$2,298	$2,437
Amount Deferred	$121	$0	$250	$2,559	$0	$1,250	$0	$1,219
VP - Managed Risk Fund	$1,129	$1,071	$1,165	$1,193	$1,201	$1,165	$1,071	$1,136
Amount Deferred	$56	$0	$116	$1,193	$0	$582	$0	$568
VP - Managed Risk U.S. Fund	$1,242	$1,179	$1,282	$1,313	$1,321	$1,281	$1,179	$1,250
Amount Deferred	$62	$0	$128	$1,313	$0	$641	$0	$625
Statement of Additional Information – May 1, 2023	184

Fund	Aggregate Compensation from Fund Independent Trustees
	Batejan(a)	Blatz	Carlton(b)	Carrig(c)	Connaughton	Darragh(d)	Flynn(e)	Gallagher(f)
VP - MFS Value Fund	$2,461	$2,336	$2,540	$2,603	$2,618	$2,539	$2,336	$2,477
Amount Deferred	$123	$0	$254	$2,603	$0	$1,270	$0	$1,239
VP - Moderate Portfolio	$15,023	$14,256	$15,499	$15,881	$15,980	$15,502	$14,255	$15,118
Amount Deferred	$751	$0	$1,550	$15,881	$0	$7,751	$0	$7,559
VP - Moderately Aggressive Portfolio	$6,800	$6,452	$7,015	$7,188	$7,234	$7,018	$6,452	$6,843
Amount Deferred	$340	$0	$702	$7,188	$0	$3,509	$0	$3,421
VP - Moderately Conservative Portfolio	$3,226	$3,061	$3,328	$3,410	$3,432	$3,329	$3,061	$3,246
Amount Deferred	$161	$0	$333	$3,410	$0	$1,665	$0	$1,623
VP - Morgan Stanley Advantage Fund	$2,227	$2,112	$2,297	$2,353	$2,370	$2,298	$2,113	$2,241
Amount Deferred	$111	$0	$230	$2,353	$0	$1,149	$0	$1,120
VP - MV Conservative Fund	$1,509	$1,433	$1,557	$1,596	$1,605	$1,557	$1,432	$1,519
Amount Deferred	$75	$0	$156	$1,596	$0	$779	$0	$760
VP - MV Conservative Growth Fund	$2,184	$2,072	$2,253	$2,308	$2,323	$2,254	$2,072	$2,197
Amount Deferred	$109	$0	$225	$2,308	$0	$1,127	$0	$1,099
VP - MV Growth Fund	$11,847	$11,241	$12,222	$12,523	$12,602	$12,225	$11,241	$11,921
Amount Deferred	$592	$0	$1,222	$12,523	$0	$6,112	$0	$5,961
VP - MV Moderate Growth Fund	$13,760	$13,056	$14,193	$14,543	$14,637	$14,200	$13,055	$13,845
Amount Deferred	$688	$0	$1,419	$14,543	$0	$7,100	$0	$6,923
VP - Overseas Core Fund	$4,323	$4,103	$4,461	$4,571	$4,599	$4,461	$4,103	$4,351
Amount Deferred	$216	$0	$446	$4,571	$0	$2,231	$0	$2,175
VP - Partners Core Bond Fund	$5,878	$5,581	$6,065	$6,215	$6,253	$6,067	$5,580	$5,917
Amount Deferred	$294	$0	$607	$6,215	$0	$3,033	$0	$2,958
VP - Partners Core Equity Fund	$3,540	$3,360	$3,653	$3,743	$3,765	$3,652	$3,360	$3,563
Amount Deferred	$177	$0	$365	$3,743	$0	$1,826	$0	$1,781
VP - Partners International Core Equity Fund	$2,697	$2,561	$2,784	$2,853	$2,868	$2,783	$2,561	$2,715
Amount Deferred	$135	$0	$278	$2,853	$0	$1,391	$0	$1,357
VP - Partners International Growth Fund	$2,060	$1,955	$2,126	$2,178	$2,191	$2,126	$1,955	$2,073
Amount Deferred	$103	$0	$213	$2,178	$0	$1,063	$0	$1,037
VP - Partners International Value Fund	$2,172	$2,062	$2,242	$2,297	$2,311	$2,242	$2,062	$2,187
Amount Deferred	$109	$0	$224	$2,297	$0	$1,121	$0	$1,093
VP - Partners Small Cap Growth Fund	$1,457	$1,383	$1,503	$1,540	$1,549	$1,503	$1,383	$1,466
Amount Deferred	$73	$0	$150	$1,540	$0	$751	$0	$733
VP - Partners Small Cap Value Fund	$1,513	$1,436	$1,562	$1,600	$1,610	$1,561	$1,436	$1,523
Amount Deferred	$76	$0	$156	$1,600	$0	$781	$0	$762
VP - Principal Blue Chip Growth Fund	$2,821	$2,677	$2,910	$2,982	$3,000	$2,910	$2,677	$2,838
Amount Deferred	$141	$0	$291	$2,982	$0	$1,455	$0	$1,419
VP - Select Large Cap Equity Fund	$3,987	$3,783	$4,114	$4,215	$4,242	$4,114	$3,784	$4,012
Amount Deferred	$199	$0	$411	$4,215	$0	$2,057	$0	$2,006
VP - Select Large Cap Value Fund	$3,006	$2,852	$3,103	$3,179	$3,198	$3,103	$2,852	$3,025
Amount Deferred	$150	$0	$310	$3,179	$0	$1,551	$0	$1,512
VP - Select Mid Cap Growth Fund	$1,332	$1,263	$1,374	$1,407	$1,416	$1,374	$1,264	$1,340
Amount Deferred	$67	$0	$137	$1,407	$0	$687	$0	$670
VP - Select Mid Cap Value Fund	$1,185	$1,125	$1,223	$1,253	$1,261	$1,223	$1,125	$1,193
Amount Deferred	$59	$0	$122	$1,253	$0	$611	$0	$596
VP - Select Small Cap Value Fund	$998	$947	$1,029	$1,055	$1,061	$1,029	$947	$1,004
Amount Deferred	$50	$0	$103	$1,055	$0	$515	$0	$502
VP - Seligman Global Technology Fund	$1,020	$968	$1,052	$1,078	$1,085	$1,052	$968	$1,026
Amount Deferred	$51	$0	$105	$1,078	$0	$526	$0	$513
VP - Small Cap Value Fund	$1,424	$1,352	$1,470	$1,506	$1,515	$1,470	$1,352	$1,434
Amount Deferred	$71	$0	$147	$1,506	$0	$735	$0	$717
Statement of Additional Information – May 1, 2023	185

Fund	Aggregate Compensation from Fund Independent Trustees
	Batejan(a)	Blatz	Carlton(b)	Carrig(c)	Connaughton	Darragh(d)	Flynn(e)	Gallagher(f)
VP - Small Company Growth Fund	$1,175	$1,114	$1,212	$1,241	$1,250	$1,212	$1,114	$1,182
Amount Deferred	$59	$0	$121	$1,241	$0	$606	$0	$591
VP - Strategic Income Fund	$1,036	$983	$1,069	$1,095	$1,102	$1,069	$983	$1,042
Amount Deferred	$52	$0	$107	$1,095	$0	$534	$0	$521
VP - TCW Core Plus Bond Fund	$3,925	$3,726	$4,049	$4,149	$4,175	$4,051	$3,725	$3,950
Amount Deferred	$196	$0	$405	$4,149	$0	$2,025	$0	$1,975
VP - T. Rowe Price Large Cap Value Fund	$2,775	$2,633	$2,863	$2,934	$2,952	$2,863	$2,634	$2,793
Amount Deferred	$139	$0	$286	$2,934	$0	$1,432	$0	$1,396
VP - U.S. Flexible Conservative Growth Fund	$1,209	$1,147	$1,247	$1,278	$1,286	$1,247	$1,147	$1,217
Amount Deferred	$60	$0	$125	$1,278	$0	$624	$0	$608
VP - U.S. Flexible Growth Fund	$4,443	$4,218	$4,585	$4,698	$4,725	$4,584	$4,218	$4,472
Amount Deferred	$222	$0	$459	$4,698	$0	$2,292	$0	$2,236
VP - U.S. Flexible Moderate Growth Fund	$2,791	$2,649	$2,880	$2,951	$2,969	$2,880	$2,649	$2,809
Amount Deferred	$140	$0	$288	$2,951	$0	$1,440	$0	$1,405
VP - U.S. Government Mortgage Fund	$1,815	$1,722	$1,872	$1,918	$1,930	$1,873	$1,722	$1,826
Amount Deferred	$91	$0	$187	$1,918	$0	$936	$0	$913
VP - Victory Sycamore Established Value Fund	$1,375	$1,305	$1,419	$1,454	$1,463	$1,419	$1,305	$1,384
Amount Deferred	$69	$0	$142	$1,454	$0	$709	$0	$692
VP - Westfield Mid Cap Growth Fund	$1,228	$1,165	$1,267	$1,298	$1,306	$1,267	$1,165	$1,235
Amount Deferred	$61	$0	$127	$1,298	$0	$633	$0	$618
(a)	As of January 1, 2022, Mr. Batejan has elected to defer receipt of a portion of his compensation pursuant to the Deferred Compensation Plan. As of March 31, 2023, the value of Mr. Batejan’s account under the Deferred Compensation Plan was $31,098.
(b)	As of March 31, 2023, the value of Ms. Carlton’s account under the Deferred Compensation Plan was $1,321,347.
(c)	As of March 31, 2023, the value of Ms. Carrig’s account under the Deferred Compensation Plan was $4,963,739.
(d)	As of March 31, 2023, the value of Ms. Darragh’s account under the Deferred Compensation Plan was $468,703.
(e)	As of March 31, 2023, the value of Ms. Flynn’s account under the Deferred Compensation Plan was $3,216,164.
(f)	As of March 31, 2023, the value of Mr. Gallagher’s account under the Deferred Compensation Plan was $1,012,501.
Statement of Additional Information – May 1, 2023	186

Fund	Aggregate Compensation from Fund Independent Trustees
	Hacker	Lukitsh	Moffett(a)	Paglia(b)	Shaw(c)	Trunow(d)	Yeager(e)
For Funds with fiscal period ending December 31
VP - Aggressive Portfolio	$3,334	$2,989	$2,818	$3,334	$2,914	$2,932	$3,085
Amount Deferred	$0	$0	$2,818	$1,667	$1,457	$2,287	$1,542
VP - American Century Diversified Bond Fund	$3,575	$3,201	$3,017	$3,575	$3,119	$3,140	$3,303
Amount Deferred	$0	$0	$3,017	$1,787	$1,560	$2,449	$1,651
VP - Balanced Fund	$2,340	$2,099	$1,979	$2,340	$2,046	$2,060	$2,166
Amount Deferred	$0	$0	$1,979	$1,170	$1,023	$1,607	$1,083
VP - BlackRock Global Inflation-Protected Securities Fund	$1,123	$1,007	$949	$1,123	$981	$987	$1,039
Amount Deferred	$0	$0	$949	$561	$490	$770	$519
VP - CenterSquare Real Estate Fund	$1,231	$1,103	$1,040	$1,231	$1,075	$1,082	$1,138
Amount Deferred	$0	$0	$1,040	$615	$537	$844	$569
VP - Commodity Strategy Fund	$1,158	$1,039	$980	$1,158	$1,013	$1,020	$1,072
Amount Deferred	$0	$0	$980	$579	$507	$795	$536
VP - Conservative Portfolio	$2,067	$1,853	$1,746	$2,067	$1,805	$1,817	$1,912
Amount Deferred	$0	$0	$1,746	$1,033	$903	$1,417	$956
VP - Contrarian Core Fund	$2,490	$2,233	$2,105	$2,490	$2,176	$2,190	$2,304
Amount Deferred	$0	$0	$2,105	$1,245	$1,088	$1,708	$1,152
VP - Core Equity Fund	$1,215	$1,089	$1,027	$1,215	$1,062	$1,069	$1,124
Amount Deferred	$0	$0	$1,027	$607	$531	$833	$562
VP - Disciplined Core Fund	$5,143	$4,614	$4,349	$5,143	$4,496	$4,525	$4,760
Amount Deferred	$0	$0	$4,349	$2,571	$2,248	$3,530	$2,380
VP - Dividend Opportunity Fund	$1,953	$1,754	$1,655	$1,953	$1,711	$1,723	$1,811
Amount Deferred	$0	$0	$1,655	$977	$856	$1,344	$905
VP - Emerging Markets Bond Fund	$1,458	$1,307	$1,232	$1,458	$1,274	$1,282	$1,349
Amount Deferred	$0	$0	$1,232	$729	$637	$1,000	$675
VP - Emerging Markets Fund	$1,293	$1,158	$1,091	$1,293	$1,128	$1,136	$1,195
Amount Deferred	$0	$0	$1,091	$646	$564	$886	$597
VP - Global Strategic Income Fund	$1,100	$986	$930	$1,100	$961	$968	$1,018
Amount Deferred	$0	$0	$930	$550	$481	$755	$509
VP - Government Money Market Fund	$1,472	$1,324	$1,250	$1,472	$1,292	$1,301	$1,367
Amount Deferred	$0	$0	$1,250	$736	$646	$1,015	$683
VP - High Yield Bond Fund	$1,310	$1,175	$1,107	$1,310	$1,145	$1,152	$1,212
Amount Deferred	$0	$0	$1,107	$655	$572	$899	$606
VP - Income Opportunities Fund	$1,172	$1,051	$991	$1,172	$1,024	$1,031	$1,085
Amount Deferred	$0	$0	$991	$586	$512	$804	$542
VP - Intermediate Bond Fund	$4,855	$4,348	$4,099	$4,855	$4,238	$4,266	$4,487
Amount Deferred	$0	$0	$4,099	$2,428	$2,119	$3,328	$2,244
VP - Large Cap Growth Fund	$3,302	$2,962	$2,793	$3,302	$2,887	$2,906	$3,057
Amount Deferred	$0	$0	$2,793	$1,651	$1,444	$2,266	$1,529
VP - Large Cap Index Fund	$2,683	$2,409	$2,272	$2,683	$2,349	$2,364	$2,486
Amount Deferred	$0	$0	$2,272	$1,342	$1,174	$1,844	$1,243
VP - Limited Duration Credit Fund	$2,135	$1,936	$1,828	$2,135	$1,889	$1,903	$1,996
Amount Deferred	$0	$0	$1,828	$1,068	$945	$1,484	$998
VP - Long Government/Credit Bond Fund	$2,705	$2,422	$2,283	$2,705	$2,360	$2,376	$2,499
Amount Deferred	$0	$0	$2,283	$1,352	$1,180	$1,853	$1,250
VP - Managed Risk Fund	$1,259	$1,129	$1,064	$1,259	$1,100	$1,107	$1,165
Amount Deferred	$0	$0	$1,064	$629	$550	$864	$582
VP - Managed Risk U.S. Fund	$1,383	$1,241	$1,171	$1,383	$1,210	$1,219	$1,281
Amount Deferred	$0	$0	$1,171	$692	$605	$950	$641
VP - MFS Value Fund	$2,743	$2,460	$2,320	$2,743	$2,399	$2,414	$2,539
Amount Deferred	$0	$0	$2,320	$1,372	$1,199	$1,883	$1,270
Statement of Additional Information – May 1, 2023	187

Fund	Aggregate Compensation from Fund Independent Trustees
	Hacker	Lukitsh	Moffett(a)	Paglia(b)	Shaw(c)	Trunow(d)	Yeager(e)
VP - Moderate Portfolio	$16,759	$15,022	$14,160	$16,759	$14,639	$14,735	$15,502
Amount Deferred	$0	$0	$14,160	$8,379	$7,319	$11,493	$7,751
VP - Moderately Aggressive Portfolio	$7,592	$6,801	$6,409	$7,592	$6,626	$6,669	$7,017
Amount Deferred	$0	$0	$6,409	$3,796	$3,313	$5,202	$3,509
VP - Moderately Conservative Portfolio	$3,601	$3,226	$3,040	$3,601	$3,143	$3,164	$3,329
Amount Deferred	$0	$0	$3,040	$1,800	$1,572	$2,468	$1,664
VP - Morgan Stanley Advantage Fund	$2,491	$2,228	$2,099	$2,491	$2,170	$2,183	$2,298
Amount Deferred	$0	$0	$2,099	$1,245	$1,085	$1,703	$1,149
VP - MV Conservative Fund	$1,683	$1,509	$1,423	$1,683	$1,471	$1,481	$1,557
Amount Deferred	$0	$0	$1,423	$841	$735	$1,155	$779
VP - MV Conservative Growth Fund	$2,437	$2,184	$2,058	$2,437	$2,128	$2,142	$2,253
Amount Deferred	$0	$0	$2,058	$1,218	$1,064	$1,671	$1,127
VP - MV Growth Fund	$13,219	$11,848	$11,166	$13,219	$11,544	$11,619	$12,225
Amount Deferred	$0	$0	$11,166	$6,609	$5,772	$9,063	$6,112
VP - MV Moderate Growth Fund	$15,355	$13,761	$12,968	$15,355	$13,407	$13,495	$14,198
Amount Deferred	$0	$0	$12,968	$7,677	$6,703	$10,526	$7,099
VP - Overseas Core Fund	$4,821	$4,322	$4,076	$4,821	$4,213	$4,240	$4,461
Amount Deferred	$0	$0	$4,076	$2,410	$2,107	$3,307	$2,231
VP - Partners Core Bond Fund	$6,551	$5,877	$5,542	$6,551	$5,729	$5,768	$6,065
Amount Deferred	$0	$0	$5,542	$3,276	$2,864	$4,499	$3,033
VP - Partners Core Equity Fund	$3,946	$3,539	$3,337	$3,946	$3,450	$3,473	$3,653
Amount Deferred	$0	$0	$3,337	$1,973	$1,725	$2,709	$1,826
VP - Partners International Core Equity Fund	$3,001	$2,697	$2,544	$3,001	$2,630	$2,647	$2,783
Amount Deferred	$0	$0	$2,544	$1,501	$1,315	$2,064	$1,391
VP - Partners International Growth Fund	$2,300	$2,059	$1,942	$2,300	$2,008	$2,021	$2,126
Amount Deferred	$0	$0	$1,942	$1,150	$1,004	$1,576	$1,063
VP - Partners International Value Fund	$2,422	$2,172	$2,048	$2,422	$2,117	$2,131	$2,242
Amount Deferred	$0	$0	$2,048	$1,211	$1,059	$1,662	$1,121
VP - Partners Small Cap Growth Fund	$1,624	$1,456	$1,373	$1,624	$1,420	$1,429	$1,503
Amount Deferred	$0	$0	$1,373	$812	$710	$1,115	$752
VP - Partners Small Cap Value Fund	$1,687	$1,513	$1,427	$1,687	$1,475	$1,484	$1,561
Amount Deferred	$0	$0	$1,427	$844	$737	$1,158	$781
VP - Principal Blue Chip Growth Fund	$3,144	$2,820	$2,659	$3,144	$2,749	$2,766	$2,910
Amount Deferred	$0	$0	$2,659	$1,572	$1,374	$2,158	$1,455
VP - Select Large Cap Equity Fund	$4,448	$3,987	$3,759	$4,448	$3,886	$3,911	$4,115
Amount Deferred	$0	$0	$3,759	$2,224	$1,943	$3,050	$2,057
VP - Select Large Cap Value Fund	$3,357	$3,007	$2,833	$3,357	$2,929	$2,948	$3,102
Amount Deferred	$0	$0	$2,833	$1,678	$1,465	$2,299	$1,551
VP - Select Mid Cap Growth Fund	$1,486	$1,331	$1,255	$1,486	$1,298	$1,306	$1,374
Amount Deferred	$0	$0	$1,255	$743	$649	$1,019	$687
VP - Select Mid Cap Value Fund	$1,321	$1,185	$1,117	$1,321	$1,155	$1,163	$1,223
Amount Deferred	$0	$0	$1,117	$661	$578	$907	$611
VP - Select Small Cap Value Fund	$1,112	$997	$940	$1,112	$972	$979	$1,029
Amount Deferred	$0	$0	$940	$556	$486	$763	$515
VP - Seligman Global Technology Fund	$1,138	$1,020	$961	$1,138	$994	$1,000	$1,052
Amount Deferred	$0	$0	$961	$569	$497	$780	$526
VP - Small Cap Value Fund	$1,587	$1,424	$1,343	$1,587	$1,388	$1,397	$1,470
Amount Deferred	$0	$0	$1,343	$794	$694	$1,090	$735
VP - Small Company Growth Fund	$1,311	$1,175	$1,107	$1,311	$1,144	$1,152	$1,212
Amount Deferred	$0	$0	$1,107	$656	$572	$898	$606
VP - Strategic Income Fund	$1,155	$1,036	$976	$1,155	$1,009	$1,016	$1,069
Statement of Additional Information – May 1, 2023	188

Fund	Aggregate Compensation from Fund Independent Trustees
	Hacker	Lukitsh	Moffett(a)	Paglia(b)	Shaw(c)	Trunow(d)	Yeager(e)
Amount Deferred	$0	$0	$976	$577	$505	$792	$534
VP - TCW Core Plus Bond Fund	$4,376	$3,924	$3,700	$4,376	$3,825	$3,851	$4,050
Amount Deferred	$0	$0	$3,700	$2,188	$1,912	$3,004	$2,025
VP - T. Rowe Price Large Cap Value Fund	$3,091	$2,775	$2,616	$3,091	$2,704	$2,722	$2,863
Amount Deferred	$0	$0	$2,616	$1,546	$1,352	$2,123	$1,432
VP - U.S. Flexible Conservative Growth Fund	$1,348	$1,209	$1,139	$1,348	$1,178	$1,186	$1,247
Amount Deferred	$0	$0	$1,139	$674	$589	$925	$624
VP - U.S. Flexible Growth Fund	$4,948	$4,441	$4,189	$4,948	$4,331	$4,359	$4,584
Amount Deferred	$0	$0	$4,189	$2,474	$2,165	$3,400	$2,292
VP - U.S. Flexible Moderate Growth Fund	$3,111	$2,790	$2,631	$3,111	$2,720	$2,738	$2,880
Amount Deferred	$0	$0	$2,631	$1,555	$1,360	$2,136	$1,440
VP - U.S. Government Mortgage Fund	$2,023	$1,815	$1,711	$2,023	$1,768	$1,780	$1,873
Amount Deferred	$0	$0	$1,711	$1,012	$884	$1,389	$936
VP - Victory Sycamore Established Value Fund	$1,532	$1,375	$1,297	$1,532	$1,340	$1,349	$1,419
Amount Deferred	$0	$0	$1,297	$766	$670	$1,052	$709
VP - Westfield Mid Cap Growth Fund	$1,369	$1,228	$1,157	$1,369	$1,196	$1,204	$1,267
Amount Deferred	$0	$0	$1,157	$685	$598	$939	$633
(a)	As of March 31, 2023, the value of Mr. Moffett’s account under the Deferred Compensation Plan was $3,585,730.
(b)	As of March 31, 2023, the value of Ms. Paglia’s account under the Deferred Compensation Plan was $5,173,049.
(c)	As of March 31, 2023, the value of Ms. Shaw’s account under the Deferred Compensation Plan was $4,617,218. Ms. Shaw served as Trustee until December 31, 2022, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(d)	As of March 31, 2023, the value of Ms. Trunow’s account under the Deferred Compensation Plan was $1,293,876.
(e)	As of March 31, 2023, the value of Ms. Yeager’s account under the Deferred Compensation Plan was $1,099,842.
Statement of Additional Information – May 1, 2023	189

BROKERAGE ALLOCATION AND RELATED PRACTICES
General Brokerage Policy, Brokerage Transactions and Broker Selection
Subject to policies established by the Board, as well as the terms of the Management Agreement and Subadvisory Agreement, as applicable, the Investment Manager and/or any investment subadviser is/are responsible for decisions to buy and sell securities and other instruments and assets for a Fund, for the selection of broker-dealers, for the execution of a Fund’s transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager effects transactions for the Fund consistent with its duty to seek best execution of client (including Fund) orders under the circumstances of the particular transaction. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge negotiated commissions for their services. Orders may be directed to any broker-dealer to the extent and in the manner permitted by applicable law and by the policies and procedures of the Investment Manager or any investment subadvisers executing such transactions.
In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
The Investment Manager effects security transactions for the Funds consistent with its duty to seek best execution of client (including the Funds) orders under the circumstances of the particular transaction, which may result in a Fund paying a brokerage commission in excess of what another broker-dealer might have charged for effecting the same transaction. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security or other instrument or asset, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Reports on brokerage commissions are provided at least annually to the Board. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and other instruments and assets and information concerning prices of same; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other funds. Such information may be communicated electronically, orally or in written form.
Broker-dealers may, from time to time, arrange meetings with management of issuers and provide access to consultants who supply research information. The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of issuers and other matters than those that the Investment Manager’s staff follow. In addition, this research provides the Investment Manager with a different perspective on investment matters, even if the securities research obtained relates to issuers followed by the Investment Manager.
Investment managers subject to MiFID II, which may include certain investment subadvisers to the Funds, may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). MiFID II limits the use of soft dollars by investment subadvisers located in the EU and in certain circumstances may result in the Investment Manager or investment subadvisers reducing the use of soft dollars with respect to certain groups of clients, which may or may not include the Funds.
Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. Broker-dealer research typically supplements rather than replaces the Investment Manager’s own research, tending to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Fund or Funds whose trading through a broker-dealer generated the research services. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion
Statement of Additional Information – May 1, 2023	190

that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Funds by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Funds are not reduced because the Investment Manager receives such services.
Unless prohibited by applicable law, Section 28(e) of the 1934 Act, provides a “safe harbor” for the Investment Manager to obtain research used in investment decision-making and brokerage services with client commissions. As a result, broker-dealers typically provide services including research and execution of transactions. The research provided can be either broker-dealer proprietary research (created and provided by a broker-dealer, including tangible research products as well as access to analysts and traders) or third party research (created by a third party but provided by a broker-dealer). The Investment Manager uses broker-dealers who provide both types of research products and services, as well as brokerage products and services, in exchange for commissions generated by transactions in the client accounts (including the Funds), also known as “soft dollars” or client commission arrangements.
Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the brokerage and research services offered. Generally, the Investment Manager may execute trades through a broker-dealer, which subsequently makes payment to a research-producing broker-dealer at the Investment Manager’s direction, retaining a predetermined portion of the commissions for execution. The Investment Manager determines the amount of the payments through a broker research evaluation process. This compensation method, sometimes referred to as a “commission sharing arrangement” allows the Investment Manager to more selectively obtain research from one broker-dealer while seeking the execution services of another, preferred execution broker-dealer. Such commission sharing arrangements do not obligate the Investment Manager to generate a specified level of commissions with the executing broker-dealers. The Board reviews the Investment Manager’s soft dollar practices at least annually.
The Investment Manager does not consider sales of shares of the Funds as a factor in the selection of broker-dealers through which to execute securities transactions on behalf of the Funds. On a periodic basis, the Investment Manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, and evaluates execution, operational efficiency, and research services. Certain limited reviews are also conducted by an independent third-party evaluator.
Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.
The Investment Manager or a subadviser, if applicable, may use step-out transactions. A “step-out” is an arrangement in which the Investment Manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The Investment Manager or subadviser may receive research products and services in connection with step-out transactions.
Use of Fund commissions to obtain research products and services may create potential conflicts of interest between the Investment Manager or subadviser and a Fund because it allows the Investment Manager to use the research in managing its client accounts without paying cash (“hard dollars”) out of its own assets without a commensurate reduction in its advisory fees. However, the Investment Manager and each subadviser has policies and procedures designed to mitigate these conflicts and ensure that the use of Fund commissions falls within the “safe harbor” of Section 28(e) of the 1934 Act.
Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The Investment Manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that Fund commissions pay only for the investment decision-making portion of a mixed-use item.
Statement of Additional Information – May 1, 2023	191

Some broker-dealers with whom the Investment Manager’s Fixed Income Department executes trades provide the Fixed Income Department with proprietary research products and services, though the Fixed Income Department does not put in place any client commission arrangements with such broker-dealers. It is the Investment Manager’s policy not to execute a fixed income trade with a broker-dealer at a lower bid/higher offer than that provided by another broker-dealer in consideration of the value of research products and services received by the Fixed Income Department.
In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.
The Investment Manager operates several trading desks in different geographic locations that support different portfolio management teams managing a variety of accounts and products, including the Investment Manager’s portfolio management teams supporting the Funds. The equity and fixed income trading desks are functionally and operationally integrated to operate as one virtual desk. While the trading desks operate in several locations, the desks operate under the same oversight and reporting lines and are generally conducted under similar policies and procedures. In addition, certain fixed income portfolio managers currently have the authority to execute trades themselves in limited circumstances.
As the Investment Manager seeks to enhance its investment capabilities and services to its clients, including the Funds, the Investment Manager may engage certain of its investment advisory affiliates (Participating Affiliates) around the world to provide a variety of services. For example, the Investment Manager may engage Participating Affiliates and their personnel to provide (jointly or in coordination with the Investment Manager) services relating to client relations, investment monitoring, account administration, trading and discretionary investment management (including portfolio management and risk management) to certain accounts the Investment Manager manages, including the Funds, other pooled vehicles and separately managed accounts. In some circumstances, a Participating Affiliate may delegate responsibility for providing those services to another Participating Affiliate. In addition, the Investment Manager may provide certain similar services to its Participating Affiliates for accounts they manage.
The Investment Manager believes that harnessing the collective expertise of the firm and its Participating Affiliates will benefit its clients. In this regard, the Investment Manager has certain portfolio management and client servicing teams at both the firm and at Participating Affiliates (through subadvisory or other intercompany arrangements) operating jointly to provide a better client experience. These joint teams use expanded and shared capabilities, including the sharing of research and other information by investment personnel (e.g., portfolio managers and analysts) relating to economic perspectives, market analysis and equity and fixed income securities analysis.
Participating Affiliates may provide certain advisory and trading-related services to certain of the Investment Manager’s accounts, including the Funds. The Investment Manager may also provide similar services to certain accounts of Participating Affiliates. The Investment Manager believes that local trading in certain local markets will benefit its clients, including the Funds. However, such services may result in potential conflicts of interest to such accounts.
The Investment Manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The Investment Manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the Investment Manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a Fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the Investment Manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the Investment Manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.
The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.
Statement of Additional Information – May 1, 2023	192

The Funds will not execute portfolio transactions through, or buy or sell portfolio securities from or to the Investment Manager and its affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that the transaction is effected in accordance with the Funds’ Rule 17e-1 procedures, which require: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.
Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Funds have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of securities that may be subject to Rule 10f-3.
Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those other investment companies and accounts advised or managed by the Investment Manager. To the extent permitted by law, when a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other investment portfolios, investment companies or accounts in executing transactions, and such transactions will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.
Brokerage Commissions
The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.
Aggregate Brokerage Commissions Paid by the Funds
The following chart reflects the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years.
Total Brokerage Commissions
	Total Brokerage Commissions
Fund	2022	2021	2020
For Funds with fiscal period ending December 31
VP – Aggressive Portfolio	$1,502	$60,249	$174,941
VP – American Century Diversified Bond Fund	378,260	317,868	134,617
VP – Balanced Fund	267,449	238,066	320,199
VP – BlackRock Global Inflation-Protected Securities Fund	11,088	6,069	6,042
VP – CenterSquare Real Estate Fund	159,610	230,337	526,109
VP – Commodity Strategy Fund	88,021	100,092	216,621
Statement of Additional Information – May 1, 2023	193

	Total Brokerage Commissions
Fund	2022	2021	2020
VP – Conservative Portfolio	$4,538	$19,748	$84,653
VP – Contrarian Core Fund	429,685	398,905	600,588
VP – Core Equity Fund	50,273	47,989	98,515
VP – Disciplined Core Fund	1,008,936	1,107,405	2,693,860
VP – Dividend Opportunity Fund	237,428	296,713	580,012
VP – Emerging Markets Bond Fund	191	1,740	4,447
VP – Emerging Markets Fund	287,995	235,474	258,889
VP – Global Strategic Income Fund	2,168	2,600	6,633
VP – Government Money Market Fund	0	0	0
VP – High Yield Bond Fund	0	0	0
VP – Income Opportunities Fund	0	0	0
VP – Intermediate Bond Fund	478,957	281,104	508,483
VP – Large Cap Growth Fund	367,355	349,242	575,465
VP – Large Cap Index Fund	6,983	14,834	21,252
VP – Limited Duration Credit Fund	79,072	41,864	76,933
VP – Long Government/Credit Bond Fund	75,803	62,635	31,926
VP – Managed Risk Fund	46,905	25,938	55,495
VP – Managed Risk U.S. Fund	44,504	15,762	29,774
VP – MFS Value Fund	64,770	78,647	217,447
VP – Moderate Portfolio	118,885	320,095	980,504
VP – Moderately Aggressive Portfolio	31,545	182,781	496,345
VP – Moderately Conservative Portfolio	4,039	33,402	139,584
VP – Morgan Stanley Advantage Fund	264,936	312,370	479,641
VP – MV Conservative Fund	49,149	34,163	100,521
VP – MV Conservative Growth Fund	110,290	115,122	297,783
VP – MV Growth Fund	1,505,454	1,814,041	3,676,408
VP – MV Moderate Growth Fund	1,415,557	1,434,807	3,825,052
VP – Overseas Core Fund	2,851,089	2,915,464	1,475,671
VP – Partners Core Bond Fund	57,685	8,186	0
VP – Partners Core Equity Fund	502,444	717,294	589,410
VP – Partners International Core Equity Fund	515,166	767,098	904,800
VP – Partners International Growth Fund	467,694	404,120	579,722
VP – Partners International Value Fund	464,417	1,233,505	672,706
VP – Partners Small Cap Growth Fund	256,008	391,937	493,824
VP – Partners Small Cap Value Fund	274,688	658,294	647,816
VP – Principal Blue Chip Growth Fund	735,574	154,811	507,067
VP – Select Large Cap Equity Fund	687,837	872,020	617,920
VP – Select Large Cap Value Fund	400,550	568,827	1,026,175
VP – Select Mid Cap Growth Fund	140,581	233,752	224,000
VP – Select Mid Cap Value Fund	50,922	94,284	140,523
VP – Select Small Cap Value Fund	10,157	18,918	38,631
VP – Seligman Global Technology Fund	22,946	39,676	58,720
VP – Small Cap Value Fund	883,595	1,004,437	973,287
Statement of Additional Information – May 1, 2023	194

	Total Brokerage Commissions
Fund	2022	2021	2020
VP – Small Company Growth Fund	$246,613	$300,149	$288,524
VP – Strategic Income Fund	21,020	16,141	26,879
VP – T. Rowe Price Large Cap Value Fund	272,561	246,213	303,420
VP – TCW Core Plus Bond Fund	104,940	56,812	56,067
VP – U.S. Flexible Conservative Growth Fund	32,369	19,011	49,281
VP – U.S. Flexible Growth Fund	374,734	381,095	667,154
VP – U.S. Flexible Moderate Growth Fund	175,786	146,269	314,456
VP – U.S. Government Mortgage Fund	29,372	42,716	110,900
VP – Victory Sycamore Established Value Fund	150,105	228,701	246,219
VP – Westfield Mid Cap Growth Fund	133,645	217,688	282,584
For each of VP – Aggressive Portfolio, VP – Conservative Portfolio, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio, and VP – Moderately Conservative Portfolio, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of decreased market volatility as well as shareholder purchase and redemption activity in the Fund.
For each of VP – MV Conservative Fund, VP – MV Conservative Growth Fund, VP – MV Growth Fund and VP – MV Moderate Growth Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of decreased levels of implied equity market volatility as well as shareholder purchase and redemption activity in the Fund.
For VP – Managed Risk U.S. Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2021 were the result of increased realized volatility for equities on a year-over-year basis.
For VP – American Century Diversified Bond Fund, differences in the amount of increasing brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of market volatility as well as large shareholder purchase and redemption activity in the Fund.
For VP – CenterSquare Real Estate Fund, differences in the amount of decreasing brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of a decline in portfolio turnover, and, for both 2021 and 2022, a relative absence of material cash inflows.
For VP – Commodity Strategy Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of portfolio managers Messrs. Khalamayzer and Ferrelli taking over management of the strategy in December 2019, whereby, in 2020, these new portfolio managers implemented portfolio changes to reflect their management process, causing higher brokerage commission in 2020 (relative to 2021 and 2022).
For VP – Disciplined Core Fund, differences in the amount of decreasing brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of result of lower relative turnover combined with broadly negative markets reducing Fund AUM levels, as well as portfolio management’s effort to reduce realized gains.
For VP – Dividend Opportunity Fund, differences in the amount of decreasing brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased shareholder redemption activity in the Fund.
For VP– Emerging Markets Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily due to reduced portfolio activity in 2022.
For VP – Global Strategic Income Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of decreased trading volume in certain securities, primarily Treasury futures and credit default swap index contracts in the Fund.
For VP – Large Cap Index Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of market activity and shareholder purchases and redemptions in the Fund.
For VP – Long Government/Credit Bond Fund, differences in the amount of increasing brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of increased use of Treasury futures contracts to manage interest rate volatility.
For VP – MFS Value Fund, differences in the amount of decreasing brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of higher portfolio turnover and increased market volatility in 2020, as well as higher shareholder activity in the Fund.
Statement of Additional Information – May 1, 2023	195

For VP – Morgan Stanley Advantage Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of decreased market volatility as well as shareholder purchase and redemption activity in the Fund.
For VP – Partners Core Bond Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of an increase of commissions from futures contracts, which JPMIM began using in its sleeve of the Fund in 2021.
For VP – Partners International Value Fund, differences in the amount of decreasing brokerage commissions paid by the Fund in 2022 relative to 2021 were primarily the result of turnover of the portfolio in connection with Pzena becoming a subadviser over a portion of the Fund’s assets in 2021 and an increase in assets under management during 2021.
For VP – Partners Small Cap Value Fund, differences in the amount of decreasing brokerage commissions paid by the Fund in 2022 relative to each of 2021 and 2020 were primarily the result of changes to subadvisers of the Fund in 2021 and in 2020, as well as a different allocation of the Fund’s assets among subadvisers in 2020.
For VP – Principal Blue Chip Growth Fund, differences in the amount of increasing brokerage commissions paid by the Fund in 2022 relative to 2021 were primarily the result of turnover of the portfolio in connection with PGI becoming the subadviser to the Fund in May 2022.
For VP – Select Large Cap Value Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of shareholder purchase and redemption activity in the Fund, as well as relatively lower turnover in the portfolio in 2022 when compared to the COVID-19 pandemic environment of 2020.
For VP – Select Mid Cap Value Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of shareholder purchase and redemption activity in the Fund, as well as relatively lower turnover in the portfolio in 2022 when compared to the COVID-19 pandemic environment of 2020.
For VP – Select Small Cap Value Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of shareholder purchase and redemption activity in the Fund, as well as relatively lower turnover in the portfolio in 2022 when compared to the COVID-19 pandemic environment of 2020.
For VP – Seligman Global Technology Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily driven by lower turnover activity resulting from a decrease in market volatility from elevated levels in 2020 due to the COVID-19 pandemic.
For VP – U.S. Government Mortgage Fund, differences in the amount of decreasing brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of decreased market volatility.
For VP – Westfield Mid Cap Growth Fund, differences in the amount of brokerage commissions paid by the Fund in 2022 relative to 2020 were primarily the result of decreased market volatility post pandemic which resulted in a lower volume of trading activity as conditions normalized. Shareholder purchase and redemption activity in the Fund also had an impact but to a much lesser extent.
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager
Affiliates of the Investment Manager may engage in brokerage and other securities transactions on behalf of a Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any Fund subadviser. The Investment Manager will use an affiliate only if (i) the Investment Manager determines that the Fund will receive prices and executions at least as favorable, under the circumstances, as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement.
No brokerage commissions were paid by the Funds in the last three fiscal periods to brokers affiliated with the Funds' Investment Manager or any subadvisers.
Directed Brokerage
The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds' brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.
Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. The Investment Manager also receives proprietary research from brokers, but these amounts have not been included in the table.
Statement of Additional Information – May 1, 2023	196

During each Fund’s last fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:
Brokerage Directed for Research
	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
For Funds with fiscal period ending December 31
VP – Aggressive Portfolio	$0	$0
VP – American Century Diversified Bond Fund	0	0
VP – Balanced Fund	646,230,945	106,549
VP – BlackRock Global Inflation-Protected Securities Fund	0	0
VP – CenterSquare Real Estate Fund	85,229,260	24,650
VP – Commodity Strategy Fund	0	0
VP – Conservative Portfolio	0	0
VP – Contrarian Core Fund	1,172,896,940	194,582
VP – Core Equity Fund	76,033,017	11,922
VP – Disciplined Core Fund	1,526,742,340	240,455
VP – Dividend Opportunity Fund	370,243,204	64,066
VP – Emerging Markets Bond Fund	0	0
VP – Emerging Markets Fund	28,240,614	39,485
VP – Global Strategic Income Fund	0	0
VP – Government Money Market Fund	0	0
VP – High Yield Bond Fund	0	0
VP – Income Opportunities Fund	0	0
VP – Intermediate Bond Fund	0	0
VP – Large Cap Growth Fund	1,409,219,303	144,065
VP – Large Cap Index Fund	0	0
VP – Limited Duration Credit Fund	0	0
VP – Long Government/Credit Bond Fund	0	0
VP – Managed Risk Fund	0	0
VP – Managed Risk U.S. Fund	0	0
VP – MFS Value Fund	402,997,547	16,761
VP – Moderate Portfolio	0	0
VP – Moderately Aggressive Portfolio	0	0
VP – Moderately Conservative Portfolio	0	0
VP – Morgan Stanley Advantage Fund	1,693,835,396	84,197
VP – MV Conservative Fund	0	0
VP – MV Conservative Growth Fund	0	0
VP – MV Growth Fund	0	0
VP – MV Moderate Growth Fund	0	0
VP – Overseas Core Fund	1,094,045,800	748,557
VP – Partners Core Bond Fund	0	0
VP – Partners Core Equity Fund	0	0
VP – Partners International Core Equity Fund	0	0
VP – Partners International Growth Fund	31,515,563	16,356
Statement of Additional Information – May 1, 2023	197

	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
VP – Partners International Value Fund	$334,417,020	$298,038
VP – Partners Small Cap Growth Fund	249,410,026	115,362
VP – Partners Small Cap Value Fund	124,716,610	83,607
VP – Principal Blue Chip Growth Fund	2,861,053,762	466,162
VP – Select Large Cap Equity Fund	2,448,257,657	267,832
VP – Select Large Cap Value Fund	533,528,029	162,952
VP – Select Mid Cap Growth Fund	482,538,667	47,813
VP – Select Mid Cap Value Fund	65,583,778	13,756
VP – Select Small Cap Value Fund	6,259,161	2,707
VP – Seligman Global Technology Fund	10,185,386	3,811
VP – Small Cap Value Fund	249,419,571	156,930
VP – Small Company Growth Fund	320,943,928	102,556
VP – Strategic Income Fund	0	0
VP – T. Rowe Price Large Cap Value Fund	0	0
VP – TCW Core Plus Bond Fund	0	0
VP – U.S. Flexible Conservative Growth Fund	0	0
VP – U.S. Flexible Growth Fund	0	0
VP – U.S. Flexible Moderate Growth Fund	0	0
VP – U.S. Government Mortgage Fund	0	0
VP – Victory Sycamore Established Value Fund	320,229,547	91,886
VP – Westfield Mid Cap Growth Fund	265,819,629	38,111
Securities of Regular Broker-Dealers
In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.
As of each Fund’s last fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:
Statement of Additional Information – May 1, 2023	198

Investments in Securities of Regular Brokers or Dealers
Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending December 31, 2022
VP – Aggressive Portfolio	None	N/A
VP – American Century Diversified Bond Fund	Bear Stearns Adjustable Rate Mortgage Trust	$636,184
	Citigroup Mortgage Loan Trust, Inc.	$4,279,624
	Citigroup, Inc.	$8,278,817
	Credit Suisse Mortgage Capital Certificates	$5,981,918
	Credit Suisse Mortgage Capital Trust	$4,049,115
	Credit Suisse Mortgage Trust	$6,085,241
	JPMorgan Chase & Co.	$18,403,570
	JPMorgan Mortgage Trust	$8,118,645
	JPMorgan Wealth Management	$865,804
	Merrill Lynch Mortgage Trust	$597,444
	Morgan Stanley	$25,311,025
	PNC Financial Services Group, Inc. (The)	$1,824,330
	The Goldman Sachs Group, Inc.	$16,299,645
VP – Balanced Fund	Citigroup, Inc.	$2,260,868
	Credit Suisse Commercial Mortgage Trust	$4,349,479
	GS Mortgage Securities Corp. II	$1,415,965
	GS Mortgage Securities Trust	$1,292,846
	JPMorgan Chase & Co.	$10,035,702
	JPMorgan Chase Commercial Mortgage Securities Trust	$647,311
	Morgan Stanley	$2,131,016
	Morgan Stanley Capital I Trust	$3,581,904
	PNC Financial Services Group, Inc. (The)	$648,040
	The Goldman Sachs Group, Inc.	$2,854,041
VP – BlackRock Global Inflation-Protected Securities Fund	None	N/A
VP – CenterSquare Real Estate Fund	None	N/A
VP – Commodity Strategy Fund	Citigroup, Inc.	$650,397
	Credit Suisse AG	$334,336
	GS Mortgage Securities Corp. Trust	$320,889
	GS Mortgage Securities Trust	$1,730,799
	JPMorgan Chase & Co.	$675,042
	JPMorgan Chase Bank NA	$513,344
	JPMorgan Chase Bank NA – CACLN	$117,334
	Morgan Stanley	$651,159
	The Goldman Sachs Group, Inc.	$654,795
VP – Conservative Portfolio	None	N/A
VP – Contrarian Core Fund	JPMorgan Chase & Co.	$11,521,068
VP – Core Equity Fund	Citigroup, Inc.	$1,293,849
	Morgan Stanley	$2,787,976
VP – Disciplined Core Fund	Citigroup, Inc.	$26,399,439
	Morgan Stanley	$56,561,255
VP – Dividend Opportunity Fund	JPMorgan Chase & Co.	$28,161,000
	Morgan Stanley	$16,366,350
	PNC Financial Services Group, Inc. (The)	$13,030,050
VP – Emerging Markets Bond Fund	None	N/A
VP – Emerging Markets Fund	None	N/A
Statement of Additional Information – May 1, 2023	199

Fund	Issuer	Value of securities owned at end of fiscal period
VP – Global Strategic Income Fund	Citigroup, Inc.	$274,773
	Credit Suisse Group AG	$264,227
	Credit Suisse Mortgage Capital Certificates	$496,188
	JPMorgan Chase & Co.	$891,718
	Morgan Stanley	$257,014
	The Goldman Sachs Group, Inc.	$341,171
VP – Government Money Market Fund	None	N/A
VP – High Yield Bond Fund	None	N/A
VP – Income Opportunities Fund	None	N/A
VP – Intermediate Bond Fund	Citigroup Mortgage Loan Trust, Inc.	$5,073,263
	Citigroup, Inc.	$19,267,484
	Credit Suisse Mortgage Capital Certificates OA LLC	$32,750,150
	JPMorgan Chase & Co.	$48,474,784
	Morgan Stanley	$13,508,611
	Morgan Stanley Capital I Trust	$11,476,963
	The Goldman Sachs Group, Inc.	$25,075,918
VP – Large Cap Growth Fund	None	N/A
VP – Large Cap Index Fund	Ameriprise Financial, Inc.	$1,556,539
	Citigroup, Inc.	$4,115,342
	Franklin Resources, Inc.	$352,015
	Goldman, Sachs & Co.	$5,462,489
	JPMorgan Chase & Co.	$18,477,907
	Morgan Stanley	$5,265,204
	PNC Financial Services Group, Inc. (The)	$2,992,489
	Raymond James Financial, Inc. (subsidiary)	$971,694
VP – Limited Duration Credit Fund	JPMorgan Chase & Co.	$38,524,058
	Morgan Stanley	$32,177,251
VP – Long Government/Credit Bond Fund	Citigroup, Inc.	$20,809,812
	JPMorgan Chase & Co.	$14,633,099
	Morgan Stanley	$14,985,992
	The Goldman Sachs Group, Inc.	$22,449,639
VP – Managed Risk Fund	None	N/A
VP – Managed Risk U.S. Fund	None	N/A
VP – MFS Value Fund	Citigroup, Inc.	$15,719,008
	JPMorgan Chase & Co.	$57,691,161
	Morgan Stanley	$27,496,233
	PNC Financial Services Group, Inc. (The)	$16,167,528
	The Goldman Sachs Group, Inc.	$8,379,846
VP – Moderate Portfolio	None	N/A
VP – Moderately Aggressive Portfolio	None	N/A
VP – Moderately Conservative Portfolio	None	N/A
VP – Morgan Stanley Advantage Fund	None	N/A
VP – MV Conservative Fund	None	N/A
VP – MV Conservative Growth Fund	None	N/A
VP – MV Growth Fund	None	N/A
VP – MV Moderate Growth Fund	Citigroup, Inc.	$1,006,299
	JPMorgan Chase & Co.	$884,604
	Morgan Stanley	$807,998
	The Goldman Sachs Group, Inc.	$1,210,079
VP – Overseas Core Fund	None	N/A
Statement of Additional Information – May 1, 2023	200

Fund	Issuer	Value of securities owned at end of fiscal period
VP – Partners Core Bond Fund	Bear Stearns Adjustable Rate Mortgage Trust	$100,398
	Bear Stearns Asset-Backed Securities Trust	$190,193
	Bear Stearns Commercial Mortgage Securities Trust	$2
	Chase Funding Trust	$788,050
	Chase Issuance Trust	$826,863
	Chase Mortgage Finance Corp.	$206,954
	Citigroup Commercial Mortgage Trust	$6,923,726
	Citigroup Mortgage Loan Trust, Inc.	$168,368
	Citigroup, Inc.	$29,490,767
	Citigroup/Deutsche Bank Commercial Mortgage Trust	$1
	Credit Suisse AG	$834,485
	Credit Suisse First Boston Mortgage Securities Corp.	$44,715
	Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates	$200,262
	Credit Suisse Group AG	$5,929,143
	Credit Suisse Group Funding Guernsey Ltd.	$858,856
	Credit Suisse Mortgage Trust	$4,909,906
	GS Mortgage Securities Trust	$12,088,469
	JPMorgan Chase & Co.	$32,227,929
	JPMorgan Chase Commercial Mortgage Securities Trust	$2,610,737
	JPMorgan Mortgage Trust	$153,177
	Merrill Lynch Mortgage Investors Trust	$507,974
	Morgan Stanley	$40,064,189
	Morgan Stanley Capital I Trust	$3,271,398
	Morgan Stanley Mortgage Loan Trust	$111,636
	PNC Bank NA	$284,561
	PNC Financial Services Group, Inc. (The)	$2,922,609
	The Goldman Sachs Group, Inc.	$31,337,116
VP – Partners Core Equity Fund	Goldman Sachs Group	$10,068,245
	JPMorgan Chase & Co.	$23,699,493
	Morgan Stanley	$29,738,891
	Raymond James Financial, Inc. (subsidiary)	$10,128,205
	The Charles Schwab Corp.	$12,514,145
VP – Partners International Core Equity Fund	None	N/A
VP – Partners International Growth Fund	None	N/A
VP – Partners International Value Fund	Credit Suisse Group AG, Registered Shares	$2,750,494
VP – Partners Small Cap Growth Fund	Stifel Financial Corp.	$2,601,551
VP – Partners Small Cap Value Fund	None	N/A
VP – Principal Blue Chip Growth Fund	The Charles Schwab Corp.	$44,600,967
VP – Select Large Cap Equity Fund	Morgan Stanley	$50,139,695
VP – Select Large Cap Value Fund	Citigroup, Inc.	$42,867,501
	JPMorgan Chase & Co.	$48,341,843
	Morgan Stanley	$38,216,235
VP – Select Mid Cap Growth Fund	None	N/A
VP – Select Mid Cap Value Fund	None	N/A
VP – Select Small Cap Value Fund	None	N/A
VP – Seligman Global Technology Fund	None	N/A
VP – Small Cap Value Fund	None	N/A
Statement of Additional Information – May 1, 2023	201

Fund	Issuer	Value of securities owned at end of fiscal period
VP – Small Company Growth Fund	None	N/A
VP – Strategic Income Fund	Citigroup, Inc.	$633,850
	Credit Suisse Mortgage Capital Certificates OA LLC	$478,303
	JPMorgan Chase & Co.	$1,721,332
	Morgan Stanley	$519,904
	Morgan Stanley Capital I Trust	$513,894
	The Goldman Sachs Group, Inc.	$1,017,873
VP – T. Rowe Price Large Cap Value Fund	Citigroup, Inc.	$16,775,807
	Equitable Holdings, Inc.	$24,855,348
	The Goldman Sachs Group, Inc.	$11,917,690
VP – TCW Core Plus Bond Fund	Citigroup, Inc.	$27,266,891
	CitiMortgage Alternative Loan Trust	$890,662
	Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates	$124,196
	Credit Suisse Group AG	$33,124,062
	Credit Suisse Mortgage Capital Certificates	$17,803
	Credit Suisse Mortgage Capital Trust	$7,685,520
	Eaton Vance CLO Ltd.	$8,925,244
	GS Mortgage-Backed Securities Trust	$4,363,694
	JPMorgan Chase & Co.	$29,173,591
	JPMorgan Chase Commercial Mortgage Securities Trust	$9,549,833
	JPMorgan Mortgage Acquisition Trust	$4,432,091
	JPMorgan Mortgage Trust	$8,311,646
	Merrill Lynch Mortgage-Backed Securities Trust	$588,421
	Merrill Lynch First Franklin Mortgage Loan Trust	$2,467,236
	Morgan Stanley	$27,455,359
	Morgan Stanley Mortgage Loan Trust	$386,842
	PNC Financial Services Group, Inc. (The)	$2,968,601
	Raymond James Financial, Inc. (subsidiary)	$922,505
	The Goldman Sachs Group, Inc.	$39,862,670
VP – U.S. Flexible Conservative Growth Fund	None	N/A
VP – U.S. Flexible Growth Fund	None	N/A
VP – U.S. Flexible Moderate Growth Fund	None	N/A
VP – U.S. Government Mortgage Fund	Citigroup Mortgage Loan Trust, Inc.	$2,885,270
	Credit Suisse Mortgage Capital Certificates OA LLC	$2,328,070
	Credit Suisse Mortgage Trust	$1,040,795
	Morgan Stanley Capital I Trust	$2,523,015
VP – Victory Sycamore Established Value Fund	None	N/A
VP – Westfield Mid Cap Growth Fund	None	N/A
Statement of Additional Information – May 1, 2023	202

OTHER PRACTICES
Disclosure of Financial Support for VP – Government Money Market Fund
Disclosure of Financial Support. Effective on October 1, 2016, the Fund is required to disclose any occasions on which an affiliated person, promoter or principal underwriter of the Fund, or an affiliated person of such person, provided any form of financial support to the Fund. For these purposes, the term ‘‘financial support’’ includes any capital contribution, purchase of a security from the Fund in reliance on Rule 17a–9 under the 1940 Act, purchase of any defaulted or devalued security at par, execution of letter of credit or letter of indemnity, capital support agreement (whether or not the Fund ultimately received support), performance guarantee, or any other similar action reasonably intended to increase or stabilize the value or liquidity of the Fund’s portfolio; excluding, however, any routine waiver of fees or reimbursement of Fund expenses, routine inter-fund lending, routine inter-fund purchases of Fund shares, or any action that would qualify as financial support as defined above, that the Board has otherwise determined not to be reasonably intended to increase or stabilize the value or liquidity of the Fund’s portfolio. The Fund is required to disclose additional information about the receipt of any such financial support on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Portfolio Turnover
A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectus for that Fund.
In any particular year, market conditions may result in higher portfolio turnover rates. The rate of a Fund’s turnover may vary significantly from time to time depending on, among other factors, economic, market and other conditions.
See below for an explanation of any significant variation in a Fund’s portfolio turnover rates over the two most recently completed fiscal years:
For VP – BlackRock Global Inflation-Protected Securities Fund, during the fiscal year ended December 31, 2022, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was primarily due to an increase in purchases and sales of securities issued by FNMA (Federal National Mortgage Association).
For VP – Partners International Value Fund, during the fiscal year ended December 31, 2022, the Fund experienced a lower rate of portfolio turnover than during the previous fiscal year. The higher rate of portfolio turnover during the fiscal year ended December 31, 2021 was primarily due to the addition of a subadviser to the Fund in 2021 and an increase in assets under management during 2021.
For VP – Partners Small Cap Value Fund, during the fiscal year ended December 31, 2022, the Fund experienced a lower rate of portfolio turnover than during the previous fiscal year. This was primarily due to changes to subadvisers of the Fund that took place during the prior two years.
For VP – Principal Blue Chip Growth Fund, during the fiscal year ended December 31, 2022, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was primarily due to an increase in purchases and sales of holdings as a result of the change in subadviser to the Fund.
Disclosure of Portfolio Holdings Information
The Board and the Investment Manager believe that the investment ideas of the Investment Manager and any subadviser with respect to portfolio management of a Fund should seek to benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies. However, the Board also believes that selective disclosure of a Fund’s portfolio holdings can, under appropriate circumstances, be made for purposes beneficial to the Fund and its shareholders or for other purposes under conditions that are designed to protect the interests of the Fund and its shareholders.
The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.
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Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the Investment Manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.
■	For equity, alternative and flexible funds (other than the equity funds identified below) and funds-of-funds (equity and fixed income), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.
■	For Columbia Small Cap Growth Fund and Columbia Variable Portfolio – Small Company Growth Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.
■	For fixed-income Funds (other than money market funds), a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.
■	For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the value. The money market Funds will also disclose on the website its overall weighted average maturity, weighted average life maturity, percentage of daily liquid assets, percentage of weekly liquid assets and daily inflows and outflows.
Portfolio holdings of Funds owned solely by the Investment Manager or its affiliates are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semiannually and annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters, in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Fund’s Form N-CSR and N-PORT filings on the SEC’s website at www.sec.gov.
In addition, the Investment Manager makes publicly available information regarding certain Fund’s largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiathreadneedleus.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ website pursuant to the Funds’ policies may change from time to time without prior notice. Certain fund marketing material, such as fund fact sheets, containing the largest five to fifteen holdings may be made available earlier than 15 days following month end. This information may not be available on the website for all Funds included in this SAI.
The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Funds’ website.
The Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties.
Other Disclosures
The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.
In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the
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one hand, and those of the Investment Manager, the Funds’ Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.
Fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Agents) for legitimate business purposes within the scope of their official duties and responsibilities, subject to Fund policies and procedures designed to prevent the misuse of inside information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or policies and procedures designed to prevent the misuse of inside information; (2) an investment adviser, distributor, administrator, transfer agent, or custodian to the Fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by the Investment Manager or its affiliates, or the Fund; (4) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the adviser is in merger or acquisition talks with the Investment Manager or its parent company; and (5) a newly hired subadviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Agents, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Agents, is determined by such Affiliates and Agents based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Agents varies and may be as frequent as daily, with no lag. Any disclosure of Fund complete portfolio holdings to any Affiliates and Agents as previously described may also include a list of the other investment positions that make up the Fund, such as cash investments and derivatives.
The Funds also disclose portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.
In certain limited situations, the Funds may provide portfolio holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from a Fund and the Investment Manager believes that such disclosure will not be harmful to the Fund. In these situations, the Investment Manager makes it clear through non-disclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption-in-kind and will maintain the information in a manner designed to protect against unauthorized access or misuse.
The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (PHC). The PHC, which is chaired by the Funds’ Chief Compliance Officer, is comprised of members from the Investment Manager’s legal department and compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Funds’ President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.
Ongoing Portfolio Holdings Disclosure Arrangements
The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described
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below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, Investment Manager and subadvisers, the following disclosure arrangements are in place:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with the Funds or Investment Manager:
Abel Noser	Used for evaluating and assessing trading activity, execution and practices.	Quarterly
Allvue Systems Company	Used for front office trading, bank loan analytics, and compliance.	Daily
Axioma Inc.	Used as a hosted risk analytics platform designed for research, portfolio holdings, investment oversight and strategy development.	Daily
Bank of New York Mellon	Used as the accounting system of record for ETFs.	Daily
BlackRock, Inc.	Used for front office trading and analytics, back office settlements, portfolio accounting and reconciliations, collateral management, portfolio risk oversight, compliance mandate monitoring and portfolio performance calculations.	Daily
Bloomberg Finance L.P.	Used for portfolio analytics, statistical analysis and independent research. Used for executing cleared swaps electronically. Used for executing fixed income trades. Used for evaluating and assessing trading activity, execution and practices in respect of market abuse regulatory requirements.	Daily
Bolger, Inc.	Used for commercial printing.	As Needed
Bond Connect Company Limited	Used for executing Chinese fixed income trades.	Daily
Boston Investors Communications Group, LLC	Used for writing services that require disclosing portfolio holdings in advance of their dissemination to the general public.	As Needed
Capital Markets Services Group	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for certain Funds.	As Needed
Castine LLC	Used for facilitating the evaluation of commission rates and providing flexible commission reporting.	Daily
Catapult ME, Inc.	Used for commercial printing.	As Needed
Citigroup, Inc.	Used for mortgage decision support.	Daily
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Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Compliance Solutions Strategies LLC	Used for reporting returns and analytics to client facing materials. Used for data storage and as a transformation solution to support Enhanced Client Regulatory Reporting and Fund Detail reporting. Used as a form reporting solution to support the Alternative Investment Fund Managers Directive and Money Market Funds Regulation quarterly reporting obligations. Used as a data dissemination service to support the dissemination of industry standard templates to entities authorized by Columbia Threadneedle Investments.	Monthly or Quarterly
Deloitte Haskins & Sells, LLP	Used for calculating foreign capital gains tax accruals irrespective of the tax lot relief method.	Weekly
Donnelley Financial Solutions	Used for providing EDGAR filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
DS Graphics, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Depository Trust & Clearing Corporation	Used for providing trade allocation and acceptance services.	Daily
Elevation Exhibits & Events	Used for trade show exhibits.	As Needed
Equifax, Inc.	Used for ensuring Columbia Management does not violate the Office of Foreign Assets Control sanction requirements.	Daily
Ernst & Young, LLP	Used for analyzing passive foreign investment company investments.	Monthly
FactSet Research Systems, Inc.	Used for calculating portfolio performance attribution, portfolio analytics, data for fundamental research, and general market news and analysis. Used for executing equity and convertible trades.	Daily
Fidelity National Information Services, Inc.	Used as a portfolio accounting system.	Daily
Harte-Hanks, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
ICE Data Indices, LLC	Used for calculation and dissemination of ETF intraday indicative values.	Daily
IHS Markit, Ltd.	Used as an asset database for analytics and investor reporting.	As Needed
Institutional Shareholder Services Inc.	Used for proxy voting administration and research on proxy matters.	Daily
Intex Solutions Inc.	Used for providing mortgage analytics.	As Needed
Investment Company Institute	Disclosure of Form N-PORT data.	As Needed
Investortools, Inc.	Used for municipal bond analytics, research, and decision support.	As Needed
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Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
JDP Marketing Services	Used for writing Columbia Funds shareholder reports, quarterly fund commentaries and communications, including shareholder letters and management’s discussion of Columbia Funds’ performance.	As Needed
John Roberts, Inc.	Used for commercial printing.	As Needed
Kessler Topaz Meltzer & Check, LLP	Used for monitoring eligibility to participate in global litigation matters.	Monthly
Kynex, Inc.	Used for providing portfolio attribution reports for Convertible Securities Fund. Used for portfolio analytics.	Daily
MarketAxess	Use for executing fixed income trades	Daily
Merrill Corporation	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Morningstar Investment Services, LLC	Used for independent research and ranking of funds. Used for statistical analysis.	As Needed
R. R. Donnelley & Sons Co.	Used for printing of prospectuses, factsheets, annual and semi-annual reports. Used for commercial printing.	As Needed
Refinitiv	Used for executing foreign currency exchange orders. Used for executing fixed income trades.	Daily
RegEd, Inc.	Used for reviewing external and certain internal communications prior to dissemination.	Daily
SIX Group Services Ltd.	Used as a trade repository authorized by the Swiss regulator to submit holdings supporting the SIX Financial Market Infrastructure Act derivative reporting requirement.	Daily
Sky Road LLC	Used for front office bank loan portfolio management and trading optimization.	Daily
Sustainalytics US, Inc.	Used for: 1) validating the social impact score the Columbia Management analysts assign to each municipal investment and 2) providing ESG risk ratings and other related information for each corporate bond issuer.	Quarterly
S.W.I.F.T. Scrl.	Used for sending trade messages via SWIFT to custodian.	Daily
Taylor Impressions	Used for commercial printing.	As Needed
TC ICAP	Used for executing equity and fixed income trades.	Daily
Thomson Reuters Corp.	Used for statistical analysis.	As Needed
Trepp, Inc.	Used for insights about commercial mortgage-backed securities mortgage bonds.	Daily
Trumid Holdings, LLC	Used for executing fixed income trades.	Daily
Virtu Financial	Used for executing equity trades.	Daily
Visions, Inc.	Used for commercial printing.	As Needed
Wilshire Associates, Inc.	Used for providing performance attribution reporting.	Daily

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Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with subadvisers:
Abel Noser Corp.	Used by certain subadvisers for transaction cost analysis and other analytics.	Daily
Acadia	Used by certain subadvisers for risk management services.	Daily
Access Fintech	Used by certain subadvisers for confirmation and settlement.	Daily
AccuSource LLC	Used by certain subadvisers for custodian reconciliation.	Daily
Advisory Compliance Associates Group	Used by certain subadvisers for trade execution cost analysis.	Daily
Alpha TBA Mortgage Master	Used by certain subadvisers for confirming TBAs.	Daily
Axioma, Inc.	Used by certain subadvisers for analytics and attribution analysis.	Daily
BestX Ltd	Used by certain subadvisers for foreign exchange transaction cost analysis.	Daily
BlackRock, Inc.	Used by certain subadvisers for analytical and statistical information. Used by certain subadvisers for order management and compliance.	Daily
Bloomberg Finance L.P.	Used by certain subadvisers for analytical, portfolio management, and statistical information. Used by certain subadvisers for compliance and personal trade monitoring.	Daily
BNY Mellon Corp.	Used by certain subadvisers for middle-office functions.	Daily
Brown Brothers Harriman & Co.	Used by certain subadvisers for electronic trade transmission and settlement. Used by certain subadvisers for corporate actions management.	Daily
Castine LLC	Used by certain subadvisers for commission tracking.	Daily
Clearwater Analytics, LLC	Used by certain subadvisers for client reporting.	Daily
CloudMargin Ltd.	Used by certain subadvisers derivative operations team to process, reconcile and report daily collateral margin transactions with counterparties and custodian.	Daily
Commcise LLP	Used by certain subadvisers for commission tracking. Used by certain subadvisers for data to increase operational efficiencies.	Daily
ComplySci	Used by certain subadvisers for compliance and personal trade monitoring.	Daily
Depository Trust & Clearing Corporation	Used by certain subadvisers for trade monitoring, trade settlement, and for confirming TBAs. Used by certain subadvisers for trade execution and SWIFT transactions. Used by certain subadvisers for analytics.	Daily
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Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Eagle Investment Systems, LLC	Used by certain subadvisers for portfolio accounting systems.	Daily
Eze Castle Software LLC	Used by certain subadvisers for compliance and personal trade monitoring.	Daily
FactSet Research Systems, Inc.	Used by certain subadvisers for analytical and statistical information.	Daily
FIS Brokerage Securities Services LLC	Used by certain subadvisers for confirmation and settlement of bank loan trades.	Daily
FIS Financial Systems LLC	Used by certain subadvisers for corporate actions management.	Daily
FIS Protegent PTA	Used by certain subadvisers for code of ethics monitoring.	Daily
FundApps Ltd.	Used by certain subadvisers for global regulatory shareholding disclosure.	Daily
FX Connect, LLC	Used by certain subadvisers for foreign exchange derivatives reconciliation.	Daily
Global Trading Analytics, LLC	Used by certain subadvisers for transaction cost analysis and other analytics.	Daily
Goldman Sachs & Co.	Used by certain subadvisers for clearing treasury futures and swaps.	Daily
Gresham Technologies plc	Used by certain subadvisers for electronic reconciliations of portfolio holdings.	Daily or Monthly
ICE Data Services Inc.	Used by certain subadvisers for liquidity reporting.	Daily
IEX Astral	Used by certain subadvisers for analytical and statistical information.	Daily
IHS Markit Ltd.	Used by certain subadvisers for confirmation and settlement of bank loan trades.	Daily
Institutional Shareholder Services, Inc.	Used by certain subadvisers for proxy voting administration and research services.	Daily
InvestCloud	Used by certain subadvisers for client reporting.	Daily
J.P. Morgan	Used by certain subadvisers for services and underlying infrastructure, for risk analytics functionality.	Daily
LightSpeed Data Solutions	Used by certain subadvisers for compliance and personal trade monitoring.	Daily
LiquidNet, Inc.	Used by certain subadvisers for commission tracking.	Daily
Microsoft Corporation	Used by certain subadvisers for client reporting.	Daily
MSCI Barra Inc.	Used by certain subadvisers for analytical and statistical information.	Daily
MyComplianceOffice Technologies, Inc.	Used by certain subadvisers for compliance and personal trade monitoring.	Daily
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Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Nex Group plc	Used by certain subadvisers for daily reconciliations on collateral management.	Daily
Refinitiv	Used by certain subadvisers for analytical and statistical information.	Daily
Salesforce	Used by certain subadvisers for analytical and statistical information.	Daily
Schwab Compliance Technologies, Inc.	Used by certain subadvisers for compliance and personal trade monitoring.	Daily
SEI Investments Co.	Used by certain subadvisers for portfolio accounting systems.	Daily
SS&C Technologies, Inc.	Used by certain subadvisers for portfolio accounting systems. Used by certain subadvisers for SWIFT messages from custodians to facilitate automated reconciliation.	Daily
StarCompliance LLC	Used by certain subadvisers for compliance and personal trade monitoring.	Daily
State Street Bank and Trust Company	Used by certain subadvisers for middle office functions.	Daily
State Street Corp.	Used by certain subadvisers for order management and compliance.	Daily
STP Investment Services, LLC	Used by certain subadvisers for portfolio accounting systems.	Daily
Tradeweb Markets LLC	Used by certain subadvisers for confirming TBAs, treasuries and discount notes.	Daily
TriOptima AB	Used by certain subadvisers for reconciliation services.	Daily
UnaVista Solutions	Used by certain subadvisers for MiFID II transaction reporting.	Daily
VERMEG Co.	Used by certain subadvisers for management of swap counterparty exposure.	Daily
Vermilion Software Ltd	Used by certain subadvisers for analytical and statistical information.	Monthly
Virtu Financial, Inc.	Used by certain subadvisers for transaction cost analysis and other analytics.	Daily or Monthly
In addition, for all Funds, portfolio holdings information may be provided from time to time to the Funds’ counsel, counsel to the Independent Trustees and the Funds’ independent auditors in connection with the services they provide to the Funds or the Trustees. Portfolio holdings information may also be provided to affiliates of the Investment Manager to monitor risks and various holdings limitations that must be aggregated with affiliated funds and accounts, among other purposes. The Investment Manager and any subadvisers use a variety of broker-dealers and other agents to effect securities transactions on behalf of the Funds. These broker-dealers may become aware of the Funds’ intentions, transactions and positions in performing their functions.
Additional Shareholder Servicing Payments
The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to financial intermediaries, including other Ameriprise Financial affiliates, for providing shareholder services, including the types of services that would otherwise be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary by financial intermediary and according to distribution channel. A number of factors may be considered
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in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to Contract owners, Qualified Plans and other qualified institutional investors authorized by the Distributor. These services may include sub-accounting, sub-transfer agency, Contract owner or participant recordkeeping, Contract owner or participant reporting, Contract owner or participant transaction processing, maintaining Contract owner or participant records, preparing account statements and/or the provision of call center support and other customer services.
The Funds pay a service fee equal to all or a portion of the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries for services they provide to clients, customers and participants investing directly or indirectly in the Funds up to a cap approved by the Board from time to time. The service fee borne by a Fund will vary based on the terms of the service arrangement between the Transfer Agent and the Participating Insurance Companies and other financial intermediaries whose clients, customers or participants are invested directly or indirectly in the Fund. Funds that invest in other Columbia Funds will bear their own service fees as well as their proportionate share of the service fee paid by any Columbia Fund in which they invest. This service fee includes payments to the insurance companies affiliated with the Investment Manager and may also be paid to Participating Insurance Companies investing in a fund that invests in a Columbia Fund as an underlying fund. The Transfer Agent, the Distributor and/or their affiliates may pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services. Such payments may include payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.
In addition, the Transfer Agent, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments as compensation for the costs of printing literature for Contract owners or participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.
As of April 2023, the Transfer Agent and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the financial intermediaries or their affiliates shown below.
Recipients of Shareholder Servicing Payments Relating to the Funds from the Transfer Agent and/or other Ameriprise Financial Affiliates
■	Allianz Life Insurance Company of North America
■	Allianz Life Insurance Company of New York
■	American General Life Insurance Company
■	American United Life Insurance Company
■	Ameritas Life Insurance Corp
■	Ameritas Life Insurance Corp of New York
■	Delaware Life Insurance Co of New York
■	Delaware Life Insurance Company
■	Equitrust Life Insurance Company
■	Farm, Bureau Life Insurance Company
■	Genworth Life & Annuity Insurance
■	Genworth Life Insurance Company of New York
■	Great West Life & Annuity Company
■	Great West Life & Annuity Company of New York
■	Guardian Insurance & Annuity Company
■	Independence Life & Annuity Co
■	Integrity Life Insurance Company
■	Jefferson National Life Insurance Company
■	Jefferson National Life Insurance Company of New York
■	Liberty Life Assurance Company
■	Lincoln Life & Annuity Company of New York
■	MEMBERS Life Insurance Company/CUNA
■	Midland National Life Insurance Company
■	National Integrity Life Insurance Company
■	Nationwide Financial Services, Inc.
■	New York Life Insurance & Annuity Corporation
■	Principal Life Insurance Company
■	Principal National Life Insurance Company
■	Protective Life Insurance
■	Prudential Annuities Life Assurance Corporation
■	RiverSource Life Insurance Company*
■	RiverSource Life Insurance Co. of New York*
■	Security Benefit Life Insurance
■	Symetra Life Insurance Company
■	The Lincoln National Life Insurance Company
■	The United States Life Insurance Company in the City of New York
■	Transamerica Life Insurance Company
■	Transamerica Advisors Life Insurance Company
■	Voya Insurance & Annuity Company
■	Voya Retirement Insurance & Annuity Company

*	Ameriprise Financial affiliate
The Transfer Agent, the Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.
Additional Payments to Financial Intermediaries
Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of shares of the Funds. These other payments may include shareholder servicing payments to retirement plan administrators and other institutions in amounts described above under Other Practices – Additional Shareholder Servicing Payments.
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The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive lump sum payments described above under Other Practices – Additional Shareholder Servicing Payments. Such payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.
These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Fund share, or the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.
Marketing Support Payments
The Distributor, the Investment Manager and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support and data analytics. Not all financial intermediaries receive marketing support payments. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, compensation for ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.
While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and other Ameriprise Financial affiliates make payments with respect to a Fund or the Columbia Funds in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including Ameriprise Financial insurance company affiliates to satisfy state insurance regulatory requirements of such affiliates.
As of April 2023, the Distributor, the Investment Manager or their affiliates had agreed to make marketing support payments relating to the Funds to the following financial intermediaries or their affiliates.
Recipients of Marketing Support Payments Relating to the Funds from the Distributor and/or other Ameriprise Financial Affiliates
■	RiverSource Life Insurance Company*
■	RiverSource Life Insurance Co. of New York*

*	Ameriprise Financial affiliate
The Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.
Other Payments
From time to time, the Distributor, from its own resources and not as an expense of the Fund, typically provides additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor includes financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for
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entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular fund, including the Funds, or a particular share class over other funds or share classes. See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.
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CAPITAL STOCK AND OTHER SECURITIES
Description of the Trusts' Shares
The Trusts may issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Most of the Funds are authorized to issue multiple classes of shares. Such classes are designated as Class 1, Class 2 and Class 3. A Fund offers only those classes of shares listed on the cover of its prospectuses. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.
If investors other than Participating Insurance Companies, Separate Accounts, Qualified Plans or certain other eligible investors were to purchase shares in a Fund, VA contracts or VLI policies funded by that Fund could lose their favorable tax status. See “Taxation” below.
Restrictions on Holding or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds or the relevant class, except that the Funds may redeem Fund shares of shareholders holding less than any minimum or more than any maximum investment from time to time established by the Board. The Funds or any class of shares of the Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets.
Shareholder Liability
Each Trust is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Trust. However, each Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and each Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a Fund incurring financial loss on account of another series of its respective Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of each Trust was unable to meet its obligations.
Dividend Rights
The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.
Voting Rights and Shareholder Meetings
Shareholders have the power to vote only as expressly granted under the 1940 Act or under Massachusetts business trust law. Each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).
Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class is voted on by holders of that class of shares. Subject to the foregoing, all shares of a Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one
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Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or, if shareholder approval is required under exemptive relief, investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders. Special meetings may be called for certain purposes.
Certain Participating Insurance Companies have voting rights with respect to all Fund shares held in the separate accounts where the Participating Insurance Companies set aside and invest the assets of certain of their VA contracts or VLI policies. To the extent a matter is to be voted upon by Fund shareholders and to the extent required by federal securities laws or regulations, it is expected that the Participating Insurance Companies will: (i) notify each VA contract owner and VLI policy holder (each an “Owner” and collectively, the “Owners”) of the shareholder meeting if shares held for that Owner’s contract or policy may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell its Participating Insurance Company how to vote the Fund shares held for such contract or policy; (iii) arrange for the handling and tallying of proxies received from the Owners; (iv) vote all Fund shares attributable to each Owner’s contract or policy according to instructions received from such Owner; and (v) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
For further discussion of the rights of Owners and Qualified Plan participants concerning the voting of shares, please see your annuity or life insurance contract prospectus or Qualified Plan disclosure documents, as applicable.
Liquidation Rights
In the event of the liquidation or dissolution of the Trust or a Fund, all shares have equal rights and shareholders of a Fund are entitled to a proportionate share of the assets of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board may determine.
Preemptive Rights
There are no preemptive rights associated with Fund shares.
Conversion Rights
Conversion features and exchange privileges, if applicable, are described in the Funds’ prospectuses.
Redemptions
Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.
Sinking Fund Provisions
Each Trust has no sinking fund provisions.
Calls or Assessment
All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by its Trust.
Conduct of the Trusts' Business
Forum Selection. Each Trust’s Bylaws provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust or any of its Trustees, officers or employees arising pursuant to any provision of the statutory or common law of the Commonwealth of Massachusetts or any federal securities law, in each case as amended from time to time, or the Trust’s Declaration of Trust or Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts.
This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable for disputes with a Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.
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Derivative and Direct Claims of Shareholders. Each Trust’s Bylaws and Declaration of Trust contain provisions regarding derivative and direct claims of shareholders. As used in the Bylaws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under the Bylaws; rights to receive a dividend payment as may be declared from time to time; rights to inspect books and records; or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is provided under the U.S. federal securities laws such as, for example, a claim under Section 36(b) of the 1940 Act. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, is considered a “derivative” claim as used in the Bylaws.
A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result.
A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.
The Trustees of each Trust shall consider any such derivative demand or request within 90 days of its receipt by the Trust or inform claimants within such time that further review and consideration is required, in which case the Trustees shall have an additional 120 days to respond. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such derivative court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.
Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers.
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Purchase, Redemption and Pricing of Shares
Purchase and Redemption
An investor may buy, sell and transfer shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.
Fund shares are made available to serve as the underlying investment vehicles for VA contract and VLI policy separate accounts issued by Participating Insurance Companies, for Qualified Plans and for certain other eligible investors. Shares of the Funds are sold at net asset value without the imposition of a sales charge. The separate accounts of the Participating Insurance Companies or Qualified Plan sponsor place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the contracts. In addition, in no instance will the Funds be made available to life insurance separate accounts without the Trusts having received any necessary SEC consents or approvals. It is conceivable that in the future it may be disadvantageous for VA contract separate accounts and VLI policy separate accounts to invest in the Funds simultaneously. Although the Trusts and the Funds do not currently foresee any such disadvantages either to VA contract owners or VLI policy owners, the Trusts' Board intends to monitor events in order to identify any material conflicts between such VA contract owners and VLI policy owners and to determine what action, if any, should be taken in response thereto. If the Board were to conclude that separate funds should be established for VLI policy and VA contract separate accounts, the VLI policy and VA contract owners would not bear any expenses attendant to the establishment of such separate funds.
Purchases and redemptions of shares of the Funds may be effected on a Business Day. Each Trust and the Distributor reserve the right to reject any purchase or redemption order. The issuance of shares is recorded on the books of the Trust, and share certificates are not issued. Purchase orders for shares in the Funds that are received by the Distributor or by the Transfer Agent before the end of the Business Day (typically 4:00 p.m., Eastern time) are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund’s Custodian. Redemption orders for sales of Fund shares received in good form (as defined in the Fund's prospectus) by the Distributor or by the Transfer Agent before the end of the Business Day are priced according to the net asset value determined on that day. The Business Day that applies to your purchase or redemption order is also called the trade date.
Redemption proceeds are normally remitted in Federal funds wired to the redeeming Participating Insurance Company or Qualified Plan sponsor within two Business Days following receipt of the order. It is the responsibility of the Distributor to transmit orders it receives to the Trusts. No charge for wiring redemption payments is imposed by the Trusts. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by the Transfer Agent.
Should a Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.
The Trusts also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.
Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).
The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.
The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.
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Anti-Money Laundering Compliance
The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious or unusual activity, or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.
Offering Price
The share price of each Fund is based on each Fund’s net asset value (NAV) per share, which is calculated separately for each class of shares as of the end of the Business Day.
For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies, certain of which may represent fair values, rather than market quotations:
Equity Securities. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks will be fair valued. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies as of the valuation time.
Fixed Income Securities. Debt securities (including convertible securities) with remaining maturities in excess of 60 days are valued based on prices obtained from a pricing service. If pricing information is unavailable from a pricing service or is not believed to be reflective of market value, then a security may be valued at a bid quote from a broker-dealer, or, if a bid quote from a broker-dealer is not available, at fair value as determined by the Investment Manager. Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter the fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the amortized cost value of such securities is not reflective of market value, then the valuation process for debt securities with remaining maturities in excess of 60 days will be applied. Short-term variable rate demand notes are typically valued at par value. Newly issued debt securities may be valued at purchase price for up to two days following purchase or at fair value if the purchase price is not believed to be reflective of market value.
Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settlement price as determined by their principal exchange or, in the absence of settlement price, at the mean of the closing bid and ask. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are fair valued. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.
Repurchase and Reverse Repurchase Agreements. Repurchase and reverse repurchase agreements are generally valued at a price equal to the amount of cash invested in the repurchase agreement, or borrowed in the reverse repurchase agreement, respectively, at the time of valuation.
Bank Loans. Bank loans purchased in the primary market are typically valued at acquisition cost for up to two days, and are then valued using a market quotation from a pricing service or quote from a broker-dealer, or if such quotes are unavailable, fair value. Bank loans trading in the secondary market are fair valued unless readily available market quotations are available.
Private Placement Securities. Private placement securities are fair valued, typically with pricing inputs such as prices from broker-dealers or using internal analysis and any issuer-provided financial information.
Foreign Currencies. Foreign currencies, securities denominated in foreign currencies and payables/receivables denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.
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For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, the securities in the portfolio of a money market fund are generally valued at amortized cost if such value is approximately the same as market value or at market value (based on market-based prices); or, if market value is not available, fair value. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.
The Board has established procedures designed to stabilize the Fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the Fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the Fund to undertake such remedial action as the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.
Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.
While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.
Fair Valuation of Portfolio Securities. In the event that (i) market quotations are not readily available, such as when trading is halted or securities are not actively traded; (ii) market quotations are not reflective of market value (i.e., such prices or values are deemed unreliable in the judgment of the Investment Manager); or (iii) a significant event has been recognized in relation to a security or class of securities that is not reflected in market quotations, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE, a fair value for each such security is determined by the Investment Manager in accordance with valuation procedures approved by the Board. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.
In general, any relevant factors may be taken into account in determining fair value, including but not limited to the following, among others: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.
With respect to securities traded on foreign markets, relevant factors may include, but not be limited to, the following: the value of foreign securities traded on other foreign markets; ADR and/or GDR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.
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TAXATION
The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of the Funds and their shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. The Funds may or may not invest in all of the securities or other instruments described in this Taxation section. Please see the Funds' prospectuses for information about a Fund's investments, as well as each Fund’s semiannual and annual shareholder reports.
The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by Participating Insurance Companies through their separate accounts, Qualified Plans, and other eligible persons or plans permitted to hold shares of a Fund pursuant to the applicable Treasury Regulations without impairing the ability of the Participating Insurance Company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (Other Eligible Investors). If this is not the case and shares of a Fund held by separate accounts of Participating Insurance Companies are not respected as owned for U.S. federal income tax purposes by those separate accounts, the person(s) determined to own the Fund shares will not be eligible for tax deferral and, instead, will be taxed currently on Fund distributions and on the proceeds of any sale, transfer or redemption of Fund shares under applicable U.S. federal income tax rules that may not be discussed herein.
VP – Core Equity Fund will be treated as an entity disregarded from its owner for federal income tax purposes (a so-called “disregarded entity”). A disregarded entity itself is not subject to U.S. federal income tax nor to any annual tax return filing requirements.
The Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. In particular, because Participating Insurance Company separate accounts, Qualified Plans and Other Eligible Investors will be the only shareholders of a Fund, only certain U.S. federal tax aspects of an investment in a Fund are described herein. Affiliated insurance companies include in their taxable income the net investment income derived from the investment of assets held in its subaccounts because the affiliated insurance company is considered the owner of these assets under federal income tax law. The affiliated insurance company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits (which can reduce the affiliated insurance company’s U.S. taxes on foreign source income) and the corporate dividend received deduction (which is a tax deduction for the insurance company, attributable to certain dividends received from the Fund, or dividends received by the Fund if the Fund is treated as a partnership for federal income tax purposes), are not passed on to subaccount owners since the affiliated insurance company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets. Such benefits to participating insurance companies may be greater with respect to Funds that are treated as partnerships for U.S. federal income purposes as compared to Funds treated as regulated investment companies for U.S. federal income tax purposes. Holders of VA contracts and VLI policies (together, Contracts), Qualified Plan participants, or persons investing through an Other Eligible Investor are urged to consult the Participating Insurance Company, Qualified Plan, or Other Eligible Investor through which their investment is made, as well as to consult their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in a Fund.
Taxation – Funds Intending to Qualify as Regulated Investment Companies
The following sections apply only to the following Funds and their shareholders: VP – American Century Diversified Bond Fund, VP – BlackRock Global Inflation-Protected Securities Fund, VP – CenterSquare Real Estate Fund, VP – Commodity Strategy Fund, VP – Emerging Markets Bond Fund, VP – Emerging Markets Fund, VP – Global Strategic Income Fund, VP – Government Money Market Fund, VP – High Yield Bond Fund, VP – Income Opportunities Fund, VP – Intermediate Bond Fund, VP – Limited Duration Credit Fund, VP – Long Government/Credit Bond Fund, VP – Overseas Core Fund, VP – Partners Core Bond Fund, VP – Partners International Core Equity Fund, VP – Partners International Growth Fund, VP – Partners International Value Fund, VP – Seligman Global Technology Fund, VP – Small Cap Value Fund, VP – Small Company Growth Fund, VP – Strategic Income Fund, VP – TCW Core Plus Bond Fund, and VP – U.S. Government Mortgage Fund (collectively, the RIC Funds, and, for purposes of the following sections, the Funds):
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Qualification as a Regulated Investment Company
It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. Certain of a Fund’s investments in master limited partnerships (MLPs) and exchange-traded funds (ETFs), if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at the corporate rate.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.
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In order to comply with the distribution requirements described above, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution in January of the following calendar year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the prior year.
If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure including by paying a fund-level tax or paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code for such year, (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and (ii) each Participating Insurance Company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.
Excise Tax
Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. This excise tax, however, is generally inapplicable to any regulated investment company whose sole shareholders are separate accounts of insurance companies funding Contracts, Qualified Plans, Other Eligible Investors, or other regulated investment companies that are also exempt from the excise tax. If a Fund is subject to the excise tax requirements and the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the one-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is eligible to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to the excise tax. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be taken properly into account after October 31 of a calendar year (or November 30 if the Fund makes the election described above) are generally treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.
Capital Loss Carryovers
Capital losses in excess of capital gains (net capital losses) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year.
Capital loss carry forwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character.
Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any capital gains so offset. The Funds cannot carry back or carry forward any net operating losses (defined as deductions and ordinary losses in excess of ordinary income).
The total capital loss carryovers below include post-October capital losses, if applicable.
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Fund	Total Capital Loss Carryovers	Amount not Expiring
		Short-term	Long-term
For Funds with fiscal period ending December 31
VP – American Century Diversified Bond Fund	$254,341,028	$171,642,227	$82,698,801
VP – BlackRock Global Inflation-Protected Securities Fund	$3,544,288	$2,929,582	$614,706
VP – Commodity Strategy Fund	$304,922	$57,780	$247,142
VP – Emerging Markets Bond Fund	$37,034,031	$13,682,894	$23,351,137
VP – Emerging Markets Fund	$13,707,916	$13,707,916	$0
VP – Global Strategic Income Fund	$8,041,911	$2,202,288	$5,839,623
VP – Government Money Market Fund	$501	$501	$0
VP – High Yield Bond Fund	$8,848,948	$3,958,924	$4,890,024
VP – Income Opportunities Fund	$3,131,831	$1,354,914	$1,776,917
VP – Intermediate Bond Fund	$348,299,946	$145,534,241	$202,765,705
VP – Limited Duration Credit Fund	$37,026,700	$14,973,388	$22,053,312
VP – Long Government/Credit Bond Fund	$180,850,403	$75,161,506	$105,688,897
VP – Overseas Core Fund	$107,782,227	$21,304,604	$86,477,623
VP – Partners Core Bond Fund	$316,468,444	$208,424,564	$108,043,880
VP – Partners International Core Equity Fund	$50,135,356	$50,135,356	$0
VP – Partners International Growth Fund	$33,133,326	$33,133,326	$0
VP – Partners International Value Fund	$47,487,236	$0	$47,487,236
VP – Small Company Growth Fund	$45,184,356	$31,840,944	$13,343,412
VP – Strategic Income Fund	$5,636,915	$1,831,592	$3,805,323
VP – TCW Core Plus Bond Fund	$309,401,526	$246,470,298	$62,931,228
VP – U.S. Government Mortgage Fund	$60,935,439	$35,030,151	$25,905,288
Taxation of Fund Investments
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as: (1) whether a Fund should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Fund should recognize, (3) when a Fund may cease to accrue interest, original issue discount or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status and eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% gross income requirement described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Fund in future years.
A Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market, or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and
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otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.
If a Fund receives a payment in lieu of dividends (a substitute payment) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. A Fund's positions in certain equity-linked derivatives will potentially limit the Fund's holding period in an equity security to which such derivative relates for purposes of determining whether a dividend on the equity security is eligible for the dividends-received deduction. A Fund's positions in equity-linked derivatives will therefore potentially limit the portion of Fund distributions that are eligible for the dividends-received deduction. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions. The Funds do not expect that distributions from any Subsidiary will be eligible for the dividends-received deduction.
Income, proceeds and gains received by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a taxpayer claims a foreign tax credit and the tax is later refunded, the taxpayer generally must notify the IRS of such refunded foreign tax. The application of this rule to a Fund that has elected to pass through foreign tax credits to shareholders is not entirely clear. If a Fund receives a refund of foreign taxes withheld in a prior year, the Fund may file amended income tax returns for the year or years in which such tax was paid, or otherwise notify the IRS of the refunded tax, or, if eligible, the Fund may request an IRS closing agreement with respect to the refund, as described in Section 5 of Notice 2016-10 (or subsequently-issued regulations). If the Fund files an amended tax return, or notifies the IRS of a foreign tax redetermination with respect to a prior tax year, Fund shareholders that previously claimed foreign tax credits or deductions with respect to such foreign taxes withheld and subsequently refunded may need to file amended tax returns for the taxable year or years in which the shareholder claimed such foreign tax credits or deductions. Certain Funds have received refunds of foreign taxes withheld in prior years, and have notified the IRS of such refunds in compliance with the foreign tax redetermination regulations. The Funds will notify shareholders of such foreign tax redetermination by notation in the Fund’s annual statement for the year in which such refund was received, and by posting information about such refunds on the Tax Center page of columbiathreadneedleus.com.
A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a Participating Insurance Company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to Participating Insurance Company separate accounts funding Contracts.
Income of a Fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. For tax years beginning after 2017, entities subject to UBTI are required to calculate UBTI separately for each unrelated trade or business, which may limit their ability to offset gains and losses from multiple unrelated trades or businesses. Each Fund currently does not expect to leverage its investments.
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As noted above, certain of the ETFs and MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Fund's investment therein. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.
Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Please refer to the Taxation – The Subsidiary section for further information about certain tax considerations relating to VP – Commodity Strategy Fund’s investment in the Subsidiary.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including a Participating Insurance Company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as Participating Insurance Companies that own shares in a Fund through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation – Funds Expecting to Be Treated as Partnerships
The following sections apply only to the following Funds and their shareholders: VP – Aggressive Portfolio, VP – Balanced Fund, VP – Conservative Portfolio, VP – Contrarian Core Fund, VP – Disciplined Core Fund, VP – Dividend Opportunity Fund, VP – Large Cap Growth Fund, VP – Large Cap Index Fund, VP – Managed Volatility Funds, VP – MFS Value Fund, VP – Moderately Aggressive Portfolio, VP – Moderately Conservative Portfolio, VP – Moderate Portfolio, VP – Morgan Stanley Advantage Fund, VP – Partners Core Equity Fund, VP – Partners Small Cap Growth Fund, VP – Partners Small Cap Value Fund, VP – Principal Blue Chip Growth Fund, VP – Select Large Cap Equity Fund, VP – Select Large Cap Value Fund, VP – Select Mid Cap Growth Fund, VP – Select Mid Cap Value Fund, VP – Select Small Cap Value Fund, VP – T. Rowe Price Large Cap Value Fund, VP – Victory Sycamore Established Value Fund and VP – Westfield Mid Cap Growth Fund (collectively, the Partnership Funds, and, for purposes of the following sections, the Funds):
Fund Status
For U.S. federal income tax purposes, each Fund expects to be treated as a partnership and not as an association taxable as a corporation, and does not expect to be a “publicly traded partnership” as defined in Section 7704 of the Code. Each Fund considers itself to be a separate entity for U.S. federal income tax purposes. Thus, each Fund and its shareholders should not be required to take into account the assets, operations, or shareholders of other series of the Trusts for U.S. federal income tax purposes (e.g., for purposes of determining possible characterization as a publicly traded partnership). If a Fund were determined to be a publicly traded partnership taxable as a corporation, (i) it generally would be subject to tax at the Fund level on its earnings and profits at regular corporate income tax rates, and (ii) each Participating Insurance Company separate account
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invested in the Fund would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.
As a partnership, unlike funds that intend to be treated as regulated investment companies for U.S. federal income tax purposes, a Fund is not required to meet any specific qualifying income, diversification or distribution requirements, although to the extent regulated investment companies invest in a Fund such requirements will be taken into account by the Fund. In addition, as a partnership, a Fund is not itself subject to U.S. federal income tax (with the potential exception of tax assessed against a Fund during an IRS examination of a Fund’s income tax return, as described below). Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. Allocations of these tax items, for U.S. federal income tax purposes, generally will be made in accordance with the economics of the Funds. Such items, when allocated to a shareholder, will generally retain their character as qualifying for particular tax treatment (e.g., eligibility for dividends-received deduction) when received by a taxable shareholder such as a Participating Insurance Company; this “pass-through” of tax characteristics will generally not affect holders of Contracts funded by a Fund or participants in Qualified Plans investing in a Fund.
If the IRS examines a Fund’s federal income tax return for any tax year beginning after 2017, the examination will be conducted under the centralized partnership audit regime (CPAR), unless the Fund is eligible to elect out of the CPAR (the opt-out election), and so elects. The Fund is directly liable for any tax deficiency and penalties assessed in a CPAR examination, unless the partnership representative for the Fund elects to “push-out” partnership-level tax adjustments to the partners. For purposes of the CPAR, each Fund intends to designate Columbia Management Investment Advisers, LLC (CMIA) as partnership representative, and in such capacity, CMIA has sole authority to act on behalf of the Fund, including the authority to opt-out of the CPAR, or push-out any CPAR adjustments.
Taxation of Fund Investments
Any investment by a Fund in foreign securities may subject the Fund and/or its shareholders (whether or not shareholders receive any distributions with respect to such investments), directly or indirectly, to taxation, including withholding or other taxes on dividends, interest, or capital gains, and/or tax filing obligations in foreign jurisdictions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain countries, the Fund may incur a higher rate of tax on dividends than it would have incurred if the Fund had been treated as a regulated investment company for U.S. federal income tax purposes. A Fund and/or its shareholders may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities.
A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under an IRS notice and U.S. Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a partnership, such as a Fund, will be allocated to shareholders of the partnership consistent with their allocation of other items of income, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a Qualified Plan, an individual retirement account, a 401(k) plan, a Keogh plan, or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a Participating Insurance Company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to Participating Insurance Company separate accounts funding Contracts.
In addition, to the extent that a shareholder has borrowed to finance shares of a Fund or a Fund holds property that constitutes debt-financed property (e.g., securities purchased on margin), income attributable to such property allocated to a shareholder that is an exempt organization may constitute UBTI. Certain of a Fund’s other investments or activities may also generate UBTI. Furthermore, the IRS may take the position that certain of a Fund’s investments in derivative instruments should be reclassified in a manner that gives rise to UBTI. In addition, reverse repurchase agreements may, under certain conditions, be characterized as secured loans, the proceeds of which could be used to acquire assets that would, therefore, give rise to debt-financed income. If a Fund generates UBTI, a tax-exempt shareholder in the Fund generally would be required to file a tax return and could incur tax liability on such shareholder’s allocable share of that UBTI. For tax years beginning after 2017, entities subject to UBTI are required to calculate UBTI separately for each unrelated trade or business, which may limit their ability to offset gains and losses from multiple unrelated trades or businesses. Each Fund currently does not expect to leverage its investments.
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Qualified Plans and other tax-exempt shareholders should consult their own tax advisors concerning the possible effects of UBTI on their own tax situation as well as the general tax implications of an investment in a Fund.
U.S. Tax Shelter Rules
A Fund may engage in transactions or make investments that would subject the Fund, its shareholders, and/or its “material advisors,” as defined in Treas. Reg. Sec. 301.6112-1(c)(1), to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’s Office of Tax Shelter Analysis (the Tax Shelter Rules). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a shareholder may have disclosure obligations with respect to its shares in a Fund if the shareholder (or the Fund in certain cases) participates in a reportable transaction.
Shareholders should consult their own tax advisors about their obligation to report or disclose to the IRS information about their investment in a Fund and participation in a Fund’s income, gain, loss, deduction, or credit with respect to transactions or investments subject to these rules. In addition, pursuant to these rules, a Fund may provide to its material advisors identifying information about the Fund’s shareholders and their participation in the Fund and the Fund’s income, gain, loss, deduction, or credit from those transactions or investments, and the Fund or its material advisors may disclose this information to the IRS upon its request. Significant penalties may apply for failure to comply with these rules.
In addition, an excise tax and additional disclosure requirements may apply to certain tax-exempt entities that are “parties” to certain types of prohibited tax shelter transactions. Qualified Plans and other tax-exempt shareholders should consult with their tax advisors in this regard.
In certain circumstances, a Fund and/or a Fund’s tax advisor may make special disclosures to the IRS of certain positions taken by the Fund.
Special Tax Considerations for Separate Accounts of Participating Insurance Companies (all Funds except VP – Core Equity Fund)
Under the Code, if the investments of a segregated asset account, such as the separate accounts of Participating Insurance Companies, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.
In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments (the 55%-70%-80%-90% diversification test). Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the regulated investment company diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.
In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. Government agency and instrumentality is considered a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. In particular, (i) if the beneficial interests in the regulated investment company or partnership are held by one or more segregated asset accounts of one or more insurance companies, and (ii) if public access to such regulated investment company or partnership is available exclusively through the purchase of a Contract, then a segregated asset account’s beneficial interest in the regulated investment company or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the regulated investment company or partnership are also held by Qualified Plans and Other Eligible Investors. Additionally, to the extent a Fund meeting the above conditions invests in underlying regulated investment companies or partnerships that themselves are owned exclusively by insurance company separate accounts, Qualified Plans, or Other Eligible Investors, the assets of those underlying regulated investment companies or partnerships generally should be treated as assets of the separate accounts investing in the Fund.
Statement of Additional Information – May 1, 2023	228

As indicated above, the Trusts intend that each of the RIC Funds will qualify as a regulated investment company or, in the case of the Partnership Funds, as a partnership that is not a “publicly traded partnership,” under the Code. The Trusts also intend to cause each Fund to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable Treasury Regulations at all times to enable the corresponding separate accounts to be “adequately diversified.” In addition, the Trusts intend that each Fund will qualify for the “look-through rule” described above by limiting the investment in each Fund’s shares to Participating Insurance Company separate accounts, Qualified Plans and Other Eligible Investors. Accordingly, the Trusts intend that each Participating Insurance Company, through its separate accounts, will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the Contracts underlying the separate account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.
Failure by a Fund to satisfy the Section 817(h) requirements by failing to comply with the 55%-70%-80%-90% diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the Participating Insurance Company issuing the Contracts.
The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Fund’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).
The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their Participating Insurance Companies and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Fund as described above, including retroactively. In addition, there can be no assurance that a Fund will be able to continue to operate as currently described, or that the Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Fund.
Certain Shareholder Reporting and Withholding Requirements (All Funds)
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” (if any), on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which a Fund investment is made (if applicable), as well as their tax advisors to determine the applicability to them of this reporting requirement.
Special Considerations for Contract Holders and Plan Participants
The foregoing discussion does not address the tax consequences to Contract holders or Qualified Plan participants of an investment in a Contract or participation in a Qualified Plan. Contract holders investing in a Fund through a Participating Insurance Company separate account, Qualified Plan participants, or persons investing in a Fund through Other Eligible Investors are urged to consult with their Participating Insurance Company, Qualified Plan sponsor, or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund.
Statement of Additional Information – May 1, 2023	229

The Subsidiary
VP – Commodity Strategy Fund (for purposes of this section, the Fund) intends to invest a portion of its assets in one or more Subsidiaries, each of which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary might constitute a United States trade or business.
Even if the Subsidiary is not engaged in a United States trade or business, it will potentially be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.
The Subsidiary will be treated as a “controlled foreign corporation” for U.S. federal tax purposes. The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income.” It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” is generally treated as ordinary income. Under regulations, the annual net income, if any, realized by the Subsidiary and treated as received by the Fund for U.S. federal income tax purposes will constitute qualifying income for purposes of the Fund’s qualification as a regulated investment company under the Code either to the extent such net income is currently and timely repatriated to the Fund or if such income is treated as received in connection with the Fund’s investments in stocks and securities. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund and generally is not permitted to be carried forward to offset income of the Subsidiary in future years. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Fund’s tax basis in the Subsidiary.
In order to qualify for the special tax treatment accorded to regulated investment companies under the Code, the Fund must satisfy the 90% gross income requirement and the asset diversification requirement. These requirements are not applicable to the Subsidiary. For purposes of the asset diversification requirement, the Fund will limit its investment in the Subsidiary in the aggregate to 25% or less of the Fund's total assets as of the end of every quarter of its taxable year; the asset diversification requirement applies to the Fund's interest in the Subsidiary but not to the Subsidiary's investments.
Statement of Additional Information – May 1, 2023	230

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Management Ownership
As of March 31, 2023, the Trustees and Officers of the Trusts, as a group, beneficially owned less than 1% of each class of shares of each Fund.
The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trusts to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. Additional information about Control Persons, if any, is provided following the tables. The information provided for each Fund is as of a date no more than 30 days prior to the date of filing a post-effective amendment to the applicable Trust’s registration statement with respect to such Fund.
All shares of the Funds are made available for purchase by individuals only through Qualified Plans or products offered by life insurance companies. All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies or VA contracts, by Qualified Plans, by the Investment Manager, by the general account of SunLife Insurance Company (SunLife) or by certain other eligible investors. At all meetings of shareholders of the Funds each Participating Insurance Company or Qualified Plan sponsor will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy, VA contract owners or Qualified Plan participant on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of SunLife, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with SunLife’s general account shares being voted in the proportions determined by instructing owners of SunLife VLI policies or VA contracts). Accordingly, each Participating Insurance Company or Qualified Plan sponsor disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of SunLife, its general account).
Funds with Fiscal Period Ending December 31:
Except as otherwise indicated, the information below is as of March 31, 2023:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
VP – Aggressive Portfolio	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	95.06%	94.50%
		Class 4	93.41%
		Class 1	98.83%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 4	6.59%	N/A
VP – American Century Diversified Bond Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	83.02% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	5.46%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	30.71%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	13.09%	N/A
Statement of Additional Information – May 1, 2023	231

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.51%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	6.99%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	20.99%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	92.46%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	7.54%	N/A
VP – Balanced Fund	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 2	8.38%	N/A
	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	Class 2	6.18%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	93.46%	91.44%
		Class 2	75.11%
		Class 3	92.80%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	6.52%	N/A
		Class 2	10.01%
		Class 3	7.20%
VP – BlackRock Global Inflation-Protected Securities Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	94.52%	94.91%
		Class 2	94.14%
		Class 3	95.22%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	5.29%	N/A
		Class 2	5.86%
VP – CenterSquare Real Estate Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	83.66% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	13.00%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	50.26%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	28.90%	N/A
Statement of Additional Information – May 1, 2023	232

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.33%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	95.54%	N/A
VP – Commodity Strategy Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	61.61% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	11.84%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	51.33%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	23.22%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.26%	N/A
	LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3518	Class 2	21.42%	N/A
	NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN CHRISTINE DEMPSEY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1087	Class 2	18.96%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	55.99%	N/A
VP – Conservative Portfolio	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	94.76%	94.55%
		Class 4	94.24%
		Class 1	99.30%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.24%	N/A
		Class 4	5.76%
VP – Contrarian Core Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	82.68% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.71%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	30.76%	N/A
Statement of Additional Information – May 1, 2023	233

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	15.07%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	22.55%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	17.44%	N/A
	MIDLAND NATIONAL LIFE INS CO 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1052	Class 2	5.24%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	91.34%	N/A
VP – Core Equity Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	100.00%	100.00%
VP – Disciplined Core Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class 2	N/A	55.67% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	8.85%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	15.01%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.35%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	27.17%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	26.40%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	93.23%	32.28%
		Class 3	94.02%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.41%	N/A
		Class 3	5.98%
VP – Dividend Opportunity Fund	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 1	37.83%	N/A
Statement of Additional Information – May 1, 2023	234

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	INDEPENDENCE LIFE AND ANNUITY CO C/O SUNLIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS MA 02481	Class 1	6.15%	N/A
	KEYPORT 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 1	11.38%	N/A
	MIDLAND NATIONAL LIFE INS CO 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1052	Class 2	7.85%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	13.06%	88.88%
		Class 2	83.38%
		Class 3	94.73%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 3	5.27%	N/A
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	Class 1	23.85%	N/A
VP – Emerging Markets Bond Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	31.18% (a)
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	39.25%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	13.65%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.25%	N/A
	MAC & CO FBO MODERATELY CONSERV MODEL PORTF ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	Class 1	29.81%	N/A
	NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN CHRISTINE DEMPSEY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1087	Class 2	90.69%	42.88%
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.14%	N/A
VP – Emerging Markets Fund	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.78%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	47.12%	N/A
Statement of Additional Information – May 1, 2023	235

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	19.45%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	14.90%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	9.92%	73.06%
		Class 2	93.81%
		Class 3	94.88%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 3	5.12%	N/A
VP – Global Strategic Income Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class 1	100.00%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	89.18%	93.68%
		Class 3	94.34%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	10.82%	N/A
		Class 3	5.66%
VP – Government Money Market Fund	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 1	38.35%	N/A
	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY ATTN ALISON MITNICK 1 CORPORATE DRIVE 9TH FLOOR SHELTON CT 06484-6208	Class 1	5.44%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	33.55%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	12.81%	78.36%
		Class 2	91.70%
		Class 3	94.76%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	8.30%	N/A
		Class 3	5.24%
VP – High Yield Bond Fund	MIDLAND NATIONAL LIFE INS CO 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1052	Class 2	5.89%	N/A
	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class 2	23.32%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	95.77%	86.99%
		Class 2	64.84%
		Class 3	95.43%
Statement of Additional Information – May 1, 2023	236

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.50%	N/A
VP – Income Opportunities Fund	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 2	6.49%	N/A
	LIBERTY LIFE ASSURANCE CO OF BOSTON POLICY HOLDER SVCS – ATTN S LABELLA 100 LIBERTY WAY DOVER NH 03820-4597	Class 1	6.30%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	6.61%	81.88%
		Class 2	80.75%
		Class 3	94.52%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	11.80%	N/A
		Class 3	5.48%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	Class 1	38.97%	N/A
	TRANSAMERICA LIFE INSURANCE CO RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	Class 1	6.90%	N/A
	VARIABLE SEPARATE ACCOUNT OF ANCHOR NATIONAL LIFE INSURANCE CO 2727A ALLEN PARKWAY, 4-D1 ATTN: VARIABLE ANNUITY ACCOUNTING HOUSTON TX 77019-2107	Class 1	36.91%	N/A
VP – Intermediate Bond Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	70.01% (a)
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	35.55%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	12.96%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.50%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	5.41%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	20.93%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	85.67%	N/A
		Class 3	94.69%
Statement of Additional Information – May 1, 2023	237

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	7.00%	N/A
		Class 3	5.31%
VP – Large Cap Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	72.83% (a)
	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 2	30.83%	N/A
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.87%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	25.81%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	14.32%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	22.69%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	18.86%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	59.89%	N/A
		Class 3	96.32%
VP – Large Cap Index Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	46.51% (a)
	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 2	10.52%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	65.62%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	26.34%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	73.98%	43.49%
		Class 3	89.67%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	14.40%	N/A
		Class 3	10.33%
Statement of Additional Information – May 1, 2023	238

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
VP – Limited Duration Credit Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	73.42% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	5.31%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	27.21%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	8.55%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.40%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	10.56%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	25.53%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	88.78%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.38%	N/A
VP – Long Government/Credit Bond Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	79.42% (a)
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	39.82%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.64%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	10.01%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	24.69%	N/A
Statement of Additional Information – May 1, 2023	239

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	91.33%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	8.62%	N/A
VP – Managed Risk Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class 1	100.00%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	96.09%	96.09%
VP – Managed Risk U.S. Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class 1	100.00%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	92.19%	92.19%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	7.81%	N/A
VP – MFS Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	89.06% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.17%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	24.59%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	15.39%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	26.54%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	21.29%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	94.29%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.71%	N/A
Statement of Additional Information – May 1, 2023	240

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
VP – Moderate Portfolio	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	94.15%	94.26%
		Class 4	94.37%
		Class 1	94.90%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.85%	N/A
		Class 4	5.63%
		Class 1	5.09%
VP – Moderately Aggressive Portfolio	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	93.87%	94.01%
		Class 4	94.07%
		Class 1	95.78%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.13%	N/A
		Class 4	5.93%
VP – Moderately Conservative Portfolio	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	94.06%	94.01%
		Class 4	93.97%
		Class 1	88.12%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.94%	N/A
		Class 4	6.03%
		Class 1	11.78%
VP – Morgan Stanley Advantage Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	88.60 (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	12.68%	N/A
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.61%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	22.96%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	14.11%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	19.22%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	14.69%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	95.53%	N/A
VP – MV Conservative Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	97.31%	93.18%
		Class 2	93.17%
Statement of Additional Information – May 1, 2023	241

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.83%	N/A
VP – MV Conservative Growth Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	94.39%	93.23%
		Class 2	93.23%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	5.34%	N/A
		Class 2	6.77%
VP – MV Growth Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	97.33%	94.78%
		Class 2	94.77%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.23%	N/A
VP – MV Moderate Growth Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	98.84%	93.25%
		Class 2	93.25%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.75%	N/A
VP – Overseas Core Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	85.36% (a)
	GE LIFE & ANNUITY ASSURANCE CO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FL RICHMOND VA 23230-1702	Class 2	32.70%	N/A
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.63%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	28.04%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	13.53%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	22.33%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	23.00%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	45.34%	N/A
		Class 3	93.36%
Statement of Additional Information – May 1, 2023	242

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 3	6.64%	N/A
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	Class 2	8.55%	N/A
VP – Partners Core Bond Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	87.46% (a)
	JPMCB NA CUST FOR VP CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.56%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	39.36%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	9.11%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	11.82%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	7.30%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	14.59%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	92.01%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	7.99%	N/A
VP – Partners Core Equity Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	90.26% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	16.89%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	6.57%	N/A
Statement of Additional Information – May 1, 2023	243

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.45%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	24.75%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	12.83%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	13.02%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	12.07%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	96.24%	N/A
		Class 3	93.89%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 3	6.11%	N/A
VP – Partners International Core Equity Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	92.86% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.78%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	21.87%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	12.65%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	29.34%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	22.21%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	94.90%	N/A
Statement of Additional Information – May 1, 2023	244

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.10%	N/A
VP – Partners International Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	91.13% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.53%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	26.84%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	15.77%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	22.62%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	21.50%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	94.40%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.60%	N/A
VP – Partners International Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	92.71% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.63%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	30.24%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	16.80%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	20.78%	N/A
Statement of Additional Information – May 1, 2023	245

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	19.16%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	94.21%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	5.79%	N/A
VP – Partners Small Cap Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	86.04% (a)
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	14.52%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.74%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	34.27%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	32.18%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	91.09%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	8.91%	N/A
VP – Partners Small Cap Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	76.12% (a)
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	10.53%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.08%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	38.22%	N/A
Statement of Additional Information – May 1, 2023	246

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	35.23%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	93.99%	N/A
		Class 3	95.12%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.01%	N/A
VP – Principal Blue Chip Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	78.23% (a)
	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 2	22.16%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	11.00%	N/A
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.46%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	20.14%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	12.14%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	17.74%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	14.17%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	73.09%	N/A
VP – Select Large Cap Equity Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class 2	100.00%	88.63% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	6.99%	N/A
Statement of Additional Information – May 1, 2023	247

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.17%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	23.65%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	11.58%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	20.39%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	20.87%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	96.95%	N/A
VP – Select Large Cap Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	80.38% (a)
	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 2	6.29%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	12.03%	N/A
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.42%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	21.12%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	11.87%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	20.53%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	17.54%	N/A
	MIDLAND NATIONAL LIFE INS CO 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1052	Class 2	11.39%	N/A
Statement of Additional Information – May 1, 2023	248

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	78.31%	N/A
		Class 3	97.92%
VP – Select Mid Cap Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	33.96% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	46.74%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	40.59%	N/A
	KANSAS CITY LIFE INS ATTN ACCOUNTING OPERATIONS-VARIABLE PO BOX 219139 KANSAS CITY MO 64121-9139	Class 2	9.66%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	85.18%	56.71%
		Class 3	94.09%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 3	5.91%	N/A
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	Class 1	5.22%	N/A
VP – Select Mid Cap Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	51.67% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	47.44%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	41.37%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	90.63%	39.20%
		Class 3	96.11%
VP – Select Small Cap Value Fund	AMERITAS LIFE INSURANCE CORP CARILLON LIFE ACCOUNT 5900 O ST LINCOLN NE 68510-2234	Class 2	17.31%	N/A
	GREAT-WEST LIFE & ANNUITY FBO 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Class 1	9.92%	N/A
	JEFFERSON NATL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	Class 1	53.08%	N/A
Statement of Additional Information – May 1, 2023	249

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	KANSAS CITY LIFE INS ATTN ACCOUNTING OPERATIONS-VARIABLE PO BOX 219139 KANSAS CITY MO 64121-9139	Class 2	9.01%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	30.35%	79.64%
		Class 2	68.10%
		Class 3	95.35%
VP – Seligman Global Technology Fund	GREAT-WEST LIFE & ANNUITY FBO 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Class 1	91.01%	44.78%
		Class 2	20.74%
	JEFFERSON NATL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	Class 2	35.29%	N/A
	KANSAS CITY LIFE INS ATTN ACCOUNTING OPERATIONS-VARIABLE PO BOX 219139 KANSAS CITY MO 64121-9139	Class 2	9.26%	N/A
	MIDLAND NATIONAL LIFE INS CO 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1052	Class 2	16.01%	N/A
VP – Small Cap Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	56.59% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.55%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	25.26%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	14.33%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	24.57%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	21.48%	N/A
	NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN CHRISTINE DEMPSEY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1087	Class 2	69.53%	26.85%
	VENERABLE INSURANCE & ANNUITY CO 1475 DUNWOODY DRIVE ATTN JOHN STANZIANI WESTCHESTER PA 19380-1478	Class 2	22.66%	N/A
VP – Small Company Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	87.02% (a)
Statement of Additional Information – May 1, 2023	250

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FARM BUREAU LIFE INSURANCE COMPANY 5400 UNIVERSITY AVE WEST DES MOINES IA 50266-5950	Class 2	100.00%	N/A
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.55%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	22.48%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	13.13%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	24.00%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	21.91%	N/A
VP – Strategic Income Fund	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 1	35.51%	N/A
	INDEPENDENCE LIFE AND ANNUITY CO C/O SUNLIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS MA 02481	Class 1	5.32%	N/A
	JEFFERSON NATL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	Class 2	7.47%	N/A
	LIBERTY LIFE ASSURANCE CO OF BOSTON POLICY HOLDER SVCS – ATTN S LABELLA 100 LIBERTY WAY DOVER NH 03820-4597	Class 1	6.49%	N/A
	LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3518	Class 1	12.37%	N/A
		Class 2	12.29%
	NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN CHRISTINE DEMPSEY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1087	Class 1	11.88%	N/A
	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	Class 2	7.14%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	22.91%	56.70%
		Class 2	61.92%
VP – T. Rowe Price Large Cap Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	91.06% (a)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	13.17%	N/A
Statement of Additional Information – May 1, 2023	251

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO U S FLEXIBLE MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	5.25%	N/A
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.71%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	19.50%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	12.20%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	21.10%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	16.89%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	91.99%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	8.01%	N/A
VP – TCW Core Plus Bond Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	82.88% (a)
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	41.51%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	7.62%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	8.00%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	6.35%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	19.94%	N/A
Statement of Additional Information – May 1, 2023	252

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	90.10%	N/A
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	9.90%	N/A
VP – U.S. Flexible Conservative Growth Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	98.34%	92.78%
		Class 2	92.77%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	7.23%	N/A
VP – U.S. Flexible Growth Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	98.43%	93.83%
		Class 2	93.82%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.18%	N/A
VP – U.S. Flexible Moderate Growth Fund	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 1	99.76%	93.50%
		Class 2	93.49%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.51%	N/A
VP – U.S. Government Mortgage Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	72.74% (a)
	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO ROAD SUITE 30 WALTHAM MA 02451-7360	Class 2	19.93%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	30.81%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	10.99%	N/A
	JPMCB NA CUST FOR VP MODERATELY CONSERVATIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	5.61%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	9.75%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	23.69%	N/A
Statement of Additional Information – May 1, 2023	253

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	66.16%	N/A
		Class 3	94.36%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	6.73%	N/A
		Class 3	5.64%
VP – Victory Sycamore Established Value Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	61.37% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.69%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	25.49%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	14.50%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	25.10%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	21.78%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	92.25%	32.68%
		Class 3	97.44%
	RIVERSOURCE LIFE DIRECT & EXTERNAL DISTRIBUTOR NY (ACL) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	7.75%	N/A
VP – Westfield Mid Cap Growth Fund	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	87.24% (a)
	JPMCB NA CUST FOR VP AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	6.34%	N/A
	JPMCB NA CUST FOR VP MODERATE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	25.45%	N/A
	JPMCB NA CUST FOR VP MODERATELY AGGRESSIVE 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class 1	14.55%	N/A
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	26.26%	N/A
Statement of Additional Information – May 1, 2023	254

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR VARIABLE PORTFOLIO MANAGED VOLATILITY MODERATE GROWTH FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Class 1	22.76%	N/A
	RIVERSOURCE LIFE ACCOUNT FOR INSIDE DISTRIBUTION (LIFE) 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	Class 2	95.91%	N/A
(a)	Combination of all share classes of Columbia Management initial capital and/or affiliated funds-of-funds’ investments.
The Investment Manager, a Minnesota limited liability company, is a wholly owned subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager may hold more than 25% of a Fund.
RiverSource Life Account for Inside Distribution (RiverSource Life Insurance Company) is a Minnesota corporation. RiverSource Life Insurance Company is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Great-West Life & Annuity Insurance Company is a Colorado insurance company. Great-West Life & Annuity Insurance Company is a wholly-owned subsidiary of Great-West Lifeco Inc.
New York Life Insurance & Annuity Corporation is a Delaware Corporation. New York Life Insurance & Annuity Corporation is a wholly-owned subsidiary of New York Life Insurance Company.
Statement of Additional Information – May 1, 2023	255

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST(S). THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST(S) IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
Statement of Additional Information – May 1, 2023	256

APPENDIX A — DESCRIPTION OF CREDIT RATINGS
The ratings of S&P Global Ratings, Moody’s, Fitch, DBRS, and KBRA represent their opinions as to quality. These ratings are not absolute standards of quality and are not recommendations to purchase, sell or hold a security. Issuers and issues are subject to risks that are not evaluated by the rating agencies. When a security is not rated by one of these agencies, it is designated as Not Rated. Securities designated as Not Rated do not necessarily indicate low credit quality, and for such securities the Investment Manager evaluates the credit quality.
The following ratings descriptions, which were derived as of March 23, 2023 from the particular credit rating agency’s website, identify the date such descriptions were then last updated by such credit rating agency.
S&P’s Ratings last updated on November 10, 2021
Long-Term Issue Credit Ratings*
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
Statement of Additional Information – May 1, 2023	A-1

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Municipal Short-Term Note Ratings
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Ratings last updated on December 20, 2022
Global Long-Term Rating Scale
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Statement of Additional Information – May 1, 2023	A-2

US Municipal Short-Term Debt and Demand Obligation Ratings
MIG Scale
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Scale
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
For variable rate demand obligations, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
Fitch’s Ratings last updated on March 21, 2022
Corporate Finance Obligations – Long-Term Rating Scales
AAA: Highest Credit Quality.
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality.
‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality.
‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality.
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative.
‘B’ ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk.
‘CCC’ ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk.
‘CC’ ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk.
‘C’ indicates exceptionally high levels of credit risk.
Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
Statement of Additional Information – May 1, 2023	A-3

Corporate Finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Short-Term Ratings Assigned to Issuers and Obligations
F1: Highest Short-Term Credit Quality
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk
Default is a real possibility.
RD: Restricted Default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The table below reflects typical relationships between the long-term rating and the short-term rating.
Long-Term Rating	Short-Term Rating
AAA	F1+
AA+	F1+
AA	F1+
AA–	F1+
A+	F1 or F1+
A	F1 or F1+
A–	F2 or F1
BBB+	F2 or F1
BBB	F3 or F2
BBB–	F3
BB+	B
BB	B
BB–	B
B+	B
B	B
B–	B
CCC+ / CCC / CCC–	C
CC	C
C	C
RD / D	RD / D
Statement of Additional Information – May 1, 2023	A-4

DBRS’s Ratings last updated on March 1, 2022
Long-Term Obligations Scale
All rating categories other than AAA and D also contain subcategories (high) and (low). The absence of either a (high) or (low) designation indicates that the rating is in the middle of the category.
AAA
Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA
Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A
Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB
Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB
Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC / CC / C
Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.
D
When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some 15 DBRS Morningstar Product Guide securities are impacted, such as the case of a distressed exchange. See the Default Definition document on dbrsmorningstar.com under Understanding Ratings for more information.
Commercial Paper and Short-Term Debt Rating Scale
The R-1 and R-2 rating categories are further denoted by the subcategories (high), (middle), and (low).
R-1 (high)
Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle)
Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low)
Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high)
Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle)
Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
Statement of Additional Information – May 1, 2023	A-5

R-2 (low)
Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3
Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4
Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D
When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some 16 DBRS Morningstar Product Guide securities are impacted, such as the case of a distressed exchange. See the Default Definition document on dbrsmorningstar.com under Understanding Ratings for more information.
KBRA’s Ratings, derived from the credit rating agency’s website as of March 23, 2023
Long-Term Credit Rating Scale
AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.
BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC: Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.
CC: Determined to be near default or in default with average recovery expectations.
C: Determined to be near default or in default with low recovery expectations.
D: KBRA defines default as occurring if:
■	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
■	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
■	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.
Short-Term Credit Rating Scale
K1+: Exceptional ability to meet short-term obligations.
K1: Very strong ability to meet short-term obligations.
K2: Strong ability to meet short-term obligations.
K3: Adequate ability to meet short-term obligations.
Statement of Additional Information – May 1, 2023	A-6

B: Questionable ability to meet short-term obligations.
C: Little ability to meet short-term obligations.
D: KBRA defines default as occurring if:
■	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
■	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
■	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
With exceptions for certain issuers and sectors, the following correspondence between KBRA's short- and long-term ratings generally holds:
Long-Term Rating	Short-Term Rating
AAA AA+ AA AA–	K1+
A+	K1+ or K1
A	K1
A–	K1 or K2
BBB+	K2
BBB	K2 or K3
BBB–	K3
BB+ BB BB– B+ B B–	B
CCC+ CCC CCC– CC C	C
D	D
Statement of Additional Information – May 1, 2023	A-7

APPENDIX B — CORPORATE GOVERNANCE GUIDELINES
Contents
1 Overview of key principles and approach	B-1
2 Role, structure and operation of boards	B-2
3 Board committees	B-5
4 Compensation	B-6
5 Audit, risk and control	B-7
6 Shareholder rights	B-8
7 Reporting	B-9
8 Social and environmental factors	B-11
9 Voting matters	B-13
The following guidelines apply to Columbia Threadneedle Investments’ client accounts to the extent agreed upon and/or permissible including voting on behalf of reo® (Responsible Engagement Overlay) service clients, which gives investors access to our market leading engagement and proxy voting services.i
As an asset management business, we seek to act in the best economic interests of clients when carrying out our investment activities. Our investment clients are retail and institutional investors, including corporate pension funds.
Our voting guidelines are applied to all listed equity client portfolios. However, our institutional clients always have the right to determine how we vote their securities. We will always comply with those requests.
In addition to these guidelines, general and country-specific voting guidelines are maintained and applied within the voting process. Voting guidelines provide greater detail on resolutions that will (and will not) be supported and are drawn directly from the Corporate Governance Guidelines.
In executing votes, where companies put forward a strong case for not complying with our voting guidelines, we will take this into account and adjust our vote if we believe the company is acting in the best economic interests of shareholders (and, thus, our clients). We apply our guidelines to client portfolios in a manner that considers our clients’ respective investment objectives and best economic interests. This could result in our voting on a matter the same way (or differently) for different clients. If you wish to clarify anything in these guidelines, please email your relationship manager or the Responsible Investment team at Governance@columbiathreadneedle.com. The Responsible Investment team is responsible for and reviews this document annually.
1 Overview of key principles and approach
Well governed companies are better positioned to manage risks, identify opportunities, and deliver sustainable growth and returns for our clients. These guidelines establish a consistent philosophy and approach to corporate governance and the exercise of voting rights. The approach is based on the overarching principles of:
■	An empowered and effective board and management;
■	Appropriate checks and balances in company management structures;
■	Effective systems of internal control and risk management covering all material risks, including environmental, social and corporate governance (ESG) issues;
■	A commitment to promoting throughout the company a culture of transparency and accountability that is grounded in sound business ethics;
■	Compensation policies that reward the creation of long-term shareholder value through the achievement of corporate objectives; and
■	A commitment to protecting the rights and interests of all.
We recognize that such principles may be expressed differently in different markets. Therefore, our voting policies take account of local practices and are applied in a pragmatic fashion that reflects an integrated understanding of local and international good practice. In all cases, we aim to achieve the same result: the preservation and enhancement of long-term shareholder value through management accountability and transparency in reporting.
Statement of Additional Information – May 1, 2023	B-1

We also recognize that companies are not homogeneous and some variation in governance structures and practice is to be expected. Achieving best practice in corporate governance is a dynamic process between the board, management, and shareholders.
We encourage companies to engage in the process of shaping and meeting evolving standards of best practice. Although our voting is strongly rooted in a clear set of corporate governance principles, we approach each company’s case on its merits using our expertise, discretion, and dialogue with companies to do so. For this reason, we encourage companies to contact us with information about any governance practices and challenges unique to the company. When we do not vote with management’s or the board’s recommendations, we may choose to inform the company of our voting decision and provide comments to explain the specific concerns with the resolutions we did not support.
2 Role, structure and operation of boards
We use the term “board” to describe the board of directors and similar supervisory decision-making bodies. The board is ultimately responsible for the management of the company.
This is mainly achieved through the delegation of powers to executive management. The board should receive the report of executive management on the conduct of the business and regularly question management on these matters. However, certain matters should be reserved for the board.
The board is responsible for setting and testing strategy proposed by executive management, determining the risk appetite for the business, ensuring the independence and effectiveness of external audit, and for succession planning of both executive management and the board.
The structure, composition and operation of boards will vary from country to country and company to company. Certain elements of effective boards are universal, and these are detailed below under the following sub-headings:
■	Roles and independence;
■	Competence, objectivity and refreshment;
■	Effective functioning of boards; and
■	Communication and accountability to shareholders.
Roles and independence
The composition of the board is of the utmost importance. Boards should have meaningful representation of both executive and non-executive directors. Non-executives should be wholly independent of the company, although we recognize that, in certain cases, connected non-executives have a valuable role to play.
The role of the chair and separation of principal roles
The roles of the chair and chief executive officer (CEO) are substantively different and should be separated. We regard separation of the roles as important for securing a proper balance of authority and responsibility between executive management and the board, as well as preserving accountability within the board. If for any reason the roles are combined (e.g., over an unexpected transitional period) this should be explained and justified in the report and accounts. In all such cases, a strong senior independent non-executive director should be nominated (i.e., a lead independent director).
Executive directors
Including executives in board meetings is essential to enhance discussion and allow independent directors to gain the fullest understanding of company operations. In markets where customary, we encourage the appointment of key executives to the board alongside the CEO and the chief financial officer (CFO). The presence of other executives provides additional company knowledge for the board and ensures the board is not solely dependent on the CEO for input relating to the company’s operations and strategies. However, the number of executive directors should not outweigh the number of independent non-executives.
Non-executive directors
We assess the number of directorships an individual director holds to ensure they have sufficient time and energy to perform their role as a non-executive director properly as this is a demanding role. Factors that determine the appropriate number of directorships are the size of the company, its complexity, its circumstances, other commitments that a director has and the results of board evaluation, among others. We consider that holding multiple directorships in large companies can be excessive even for a full-time non-executive director, especially when considering board committee participation. Multiple directorships should be avoided for a full-time executive. For complex companies, particularly in developed markets, we may vote against non-executive directors who hold more than five directorships.
Statement of Additional Information – May 1, 2023	B-2

Proportion of non-executive directors on the board
Difficult decisions that center on the best interest of shareholders arise from open and direct interplay between boards and company executives. It is important to have enough independent non-executive directors for an adequate diversity of views and to fulfil committee membership quotas. We expect all widely-held companies to have a majority of independent directors.
For companies with controlling shareholders, we expect there to be a minimum of one-third of fully independent directors on the board.
Independence of non-executive directors
Independence of individual directors is valued, but a well- balanced board is valued above all. We will support non- independent directors when they bring skills, sector knowledge and other experience that justify their presence on the board, particularly where the appropriate balance of independence is maintained.
The criteria for the independence of directors draw on a variety of standards, including the Organisation for Economic Co-operation and Development (OECD) Principles of Corporate Governance, national corporate governance codes, listing rules, and guidance provided by the International Corporate Governance Network, among others. We favor a principles-based approach, which seeks to ensure that directors can act in the interests of the company and its shareholders. Companies should consider using the corporate governance report or annual shareholder meeting materials to explain the board evaluation process, and to justify the value that non-independent directors bring to the board.
■	Not be former executives of the company. We do not support the idea of a cooling off period for former executives, although in the case of individuals who have served in a junior capacity, a hiatus may be appropriate;
■	Not have close family ties with the company’s advisers, directors or senior employees;
■	Not serve as a board committee chair if they have served on the board for a period of time that may hinder their independence of thought;
■	Not hold cross-directorships or have significant links with other directors (see “Interlocking boards” below);
■	Not be major shareholders or representatives of any special interest group, including government representatives in cases of state ownership or representatives of affiliated companies;
■	Have no significant commercial involvement with the company as professional advisers, major suppliers or customers;
■	Not be entitled to performance-related pay, stock options, pensions, or benefit from large donations to charitable causes of their choice;
■	Not normally hold other directorships in companies in a closely-related industry so as to avoid potential conflicts of interest.
Interlocking boards
We seek to ensure that directors are not only independent from the company, but also of one another. We expect companies to disclose interlocking board relationships and to explain how the independence of individual directors is preserved when directors jointly serve on two or more of the same boards.ii
Extensive board service and independence
Prolonged membership on a board jeopardizes independence as directors may become close with management and overly invested in prior strategic decisions. Independence is critical to ensuring shareholders have adequate voice inside the boardroom. After a certain length of board service, directors may not be considered fully independent and it may be inappropriate for such directors to serve on committees, such as the audit committee, where absolute independence is a key requirement.
We recognize that there is no fixed time period where a director categorically loses independence. Nonetheless, we will leverage a respective country’s own regulatory requirement regarding independence where specified. In North America, we will assess whether the average board tenure of the company is significantly beyond the respective market’s average when considering the board’s overall balance.
Where the appropriate balance of independence is not met, we will analyze whether to support the re-election of long-standing directors.
Independence of employee representatives
While a number of countries have legislation mandating a certain percentage of employee representatives on the board, we do not consider these individuals to be fully independent. Hence, we expect companies domiciled in countries with mandatory co-determination (the process by which employees elect their representatives to the board) or employee representation to ensure that the board and its committees have adequate representation of truly independent directors.
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Competence, objectivity and renewal
Diversity, competencies and perspectives
A relevant and suitably diverse mix of skills and perspectives is critical to the quality of the board and the strategic direction of the company. Companies should therefore strive to widen the pool of potential candidates for board and management roles to ensure they draw on the richest possible combination of competencies and experiences.
In all cases, candidates must be selected for their ability to oversee and enhance long-term company performance. Boards should recruit members with the appropriate combination of skills and experience, and should affirm the value of individual diversity, including gender, racial, ethnic, national origin, professional background and other relevant factors that may enhance the board’s overall performance. As boards cannot be transformed overnight, we look for a statement that sets out the board’s approach to promoting diversity at the board, executive management, and companywide workforce level. We welcome disclosure of specific diversity targets set by the board and subsequent reporting on performance against these targets. Where disclosure is absent and appropriate diversity levels across gender, racial and ethnic representation have not been met, we will normally not support the re-election of nomination committee chairs or other relevant directors.
Re-election of directors
To ensure that it retains an open and critical perspective, the board should be continually refreshed. For this reason, all directors should be required to submit themselves for re-election at regular intervals. We prefer to have all directors standing for annual election to strengthen the accountability of the board to shareholders. Failing that, we encourage the chair of the board, as well as the chairs of the audit, compensation and nomination committees to stand for annual re-election to strengthen accountability for the core functions of the board. We also believe that a minimum of one-third of board members should stand for election annually.
Nomination of directors
We strongly believe that a board nominating committee composed of a majority of independent non-executive directors is best placed to identify and put forward suitable candidates for the board. Shareholders should only put forward candidates where there is clear evidence of ineffective board oversight and unwillingness to correct the problem—or where a cumulative voting system or similar arrangement encourages direct shareholder participation in board nominations. We expect companies to put forward only one candidate for each available position as an indication that the company is clear about the value each director brings to the board. We encourage companies to specify each candidate’s qualifications, experiences and skills that are of relevance and importance to the board’s oversight of company strategy.
Balanced composition
We will consider voting against the chair or members of nominating committees who have not constructed appropriately balanced, independent boards. Indicators include: an overreliance on long-standing members; an over-reliance on affiliated directors; and a lack of appropriate diversity characteristics, including gender, race, nationality, ethnicity, etc., that reflect the nature, scope and aspirations of the business.
Effective functioning of boards
Board size
In the case of a two-tier board structure, neither board should be large: between five and 10 members typically is appropriate. A unitary board normally should have between five and 15 members. In the case of overly large boards and in the absence of a commitment to reduce board size, we may withhold support from the nominating or governance committee chair unless clear justification has been provided explaining the need for such a large board.
Two-tier boards
We are agnostic as to the merits of a two-tier board as opposed to a unitary board, and we recognize that a two-tier board structure is the norm in many markets. At the same time, we are aware that there can be challenges in communication between a supervisory board and a management board. Where there is more than one body forming the board, companies should maintain an effective mechanism for the various elements of the board to work together and should explain how this happens. This system should ensure the most effective use is made of all individuals involved so that the company can optimize the unique skills and experiences of their directors.
Board evaluation
Board evaluations are an important tool for improving board performance. All boards should implement an evaluation process that considers the effectiveness of the entire board, its committees, the contributions made by each member, including its systems for interaction between the board and company management, areas for improvement, and behaviors and overall board culture. The nominating or governance committee may oversee the evaluation process and should report general findings and areas for improvement publicly to shareholders. Large or systemically important companies should leverage professional, independent assistance to facilitate evaluations on a periodic basis (typically every three years).
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Board meetings & attendance
The board should meet at regular intervals to ensure effective oversight of the company. We regard six meetings per year as a minimum guidance, and often more frequent meetings are necessary.
We also expect directors to attend the annual general meeting (AGM), and to facilitate communication with the shareholders whom they represent. The company should disclose the attendance record of individual directors in the AGM report, as well as mechanisms for shareholders to communicate directly with the board. We may withhold support from directors with poor attendance records or boards who fail to accommodate shareholder dialogue.
Non-executive director (NED) only meetings
NEDs should meet without executive board members present on a regular basis and when circumstances demand. They should also have at least one meeting per year to hold an unconstrained discussion away from day-to-day business matters. Ideally, this should be chaired by a senior or lead independent director, although the chair may be present (provided they are a non- executive). Conversely, in the case of two-tiered boards, supervisory boards should meet with executives on a regular basis to minimize the risk that NEDs could become marginalized from the business.
Training and mentorship
All directors should receive appropriate training when being onboarded. Ideally, the onboarding process should include assignment of a board mentor. Mentors are normally long- or medium-standing directors willing to take on the responsibility of providing ad hoc support and context for new directors.
All directors should regularly be provided opportunities to attend conferences, classes, or webinars to upskill and remain relevant. Such offerings may be an outcome of the board evaluation process or a request from directors or management directly. We encourage companies to develop regular director training plans that include educating directors on relevant environmental, social and governance matters.
Communication and accountability
The board should proactively and regularly make itself available for consultation with shareholders. To this end, boards should appoint a senior or lead independent director to fulfil a formal liaison role with key stakeholders. This is most important in cases where the CEO also holds the chair position, has executive responsibilities or was not independent on appointment.
Where appropriate, NEDs should be prepared to discuss matters of strategy, performance, risk, capital structure, standards of operational practice, and oversight of company-specific environmental and social matters.
3 Board committees
We encourage companies to move towards fully independent audit and compensation committees, as well as a nomination committee composed of a majority of independent directors. All board committees should report on their activities annually to shareholders (see section on “Reporting” below).
Audit
The audit committee provides an important safeguard for shareholders and for other stakeholders that rely upon the integrity of the report and accounts as a basis for their investing in the company.
The audit committee should consist exclusively of NEDs, all of whom should be independent, and consist of at least three individuals. At least one should have recent and relevant financial, accounting or audit experience, and all audit committee members should be financially literate. The committee should be responsible for assessing the effectiveness, independence, qualifications, expertise and resources of the external auditors (including the quality of audit) and oversee the process of review and issue of the accounts.
The audit committee should also be responsible for monitoring and approving related-party transactions and should ensure that any material related-party transactions do not disadvantage minority shareholders.
The audit committee is also responsible for publishing the annual audit report, which is essential for investors to evaluate the overall health of the business (see “Reporting” below). The audit committee report should provide meaningful disclosure on the committee’s work and the issues it has addressed. In the event of a significant restatement of accounts or material weakness in internal controls, we may not support the election of members of the audit committee who we consider have not fulfilled their duty to shareholders. We may also not support the election of these director to the boards of other companies.
Compensation
The compensation (or remuneration) committee is responsible for setting the compensation of executive directors and senior executives and should coordinate with the company’s human resources function to develop a coherent and effective compensation strategy throughout the company. As a best practice we believe that compensation committees should consist exclusively of independent non-executive directors. We encourage compensation committees to engage in direct dialogue with shareholders when developing compensation policies. (See “4. Compensation” below).
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The compensation committee must consult with other board functions to ensure that pay mechanisms are well aligned with strategic goals and the company’s appetite for risk. In particular, the compensation committee should work with the board and its committees to determine the appropriate balance in the allocation of profits to employees as incentive payment, to shareholders as dividends, and for retention or reinvestment in the business itself.
The committee’s fiduciary duty is also to ensure that the amount of payment to management is fair and appropriate. Finally, the committee should be attentive to compensation across the company to ensure management is delivering on strategic priorities, especially those that enhance shareholder returns.
We may withhold our support from the chair and/or members of the compensation committee where there are significant concerns with the committee’s decision-making, or where issues we have identified with pay policies and practices remain unaddressed.
Nomination
A nomination committee should oversee all board and senior executive appointments. Normally it should be a committee of independent non-executive directors and the board chair. In certain instances, it may be appropriate for the committee to leverage management’s advice. Although we prefer a fully independent committee, we recognize that a non-independent director or representative of a large shareholder may be appropriate in some circumstances.
Corporate governance
We recognize that companies may choose to have the nominating committee or a specific corporate governance committee responsible for corporate governance practices and procedures. Regardless of the structure, the committee should monitor emerging regulatory and industry standards, strive to achieve global best practice, and should consult with shareholders to understand investor expectations.
Corporate responsibility and sustainability
We believe that committees with responsibilities related to oversight of corporate social responsibility, ethics or sustainability are prudent for purposes of risk management. For large companies exposed to significant ESG risks, such committees are essential to protecting shareholder value and managing reputational risk.
Business ethics
Whether it is through a committee such as the audit committee or a general board review, it is important that the board affirm its responsibility for reviewing internal business ethics systems, practices, and processes.
4 Compensation
Levels of compensation and other incentives should be designed to promote sustainable, long-term value creation and reflect the executives’ work and contribution to the company. No director should be involved in setting their own compensation. Given the consistent upward trend in total compensation, we expect careful usage and robust justification of benchmarks. We also wish to see comprehensive disclosure of performance targets as well as actual performance against pre-set targets. We expect justification of base pay levels awarded, and that a significant proportion of total compensation be variable and subject to appropriately challenging performance conditions. We do not set guidelines for levels of compensation beyond the principles mentioned below.
Level of pay
We expect boards to demonstrate an understanding of (and sensitivity to) the views and expectations of shareholders and other key stakeholders, such as employees, when setting executive pay.
Relationship to strategy and risk
We expect companies to demonstrate the alignment of their compensation policy with their overall business strategy and planning. Performance metrics should relate to the company’s articulated strategy and risk tolerance. Targets should be constructed to align executive incentives to the interests of long-term shareholders and should not create incentives for executives to undertake short-term risks that might imperil sustainable long-term performance. We advocate for risk-related preconditions to bonus awards to ensure inappropriate incentive payments are not awarded in the event the company’s financial strength or credit quality deteriorates.
We seek appropriately detailed disclosure of board and disclosure management compensation packages (See “Compensation report” below). The purpose of the compensation report should not simply be related to compliance, rather it should be to enhance investors’ understanding of the committee’s practices, processes, and goals.
Following the award of the bonus, companies should provide a meaningful analysis in the compensation report of the extent to which relevant targets were met. The compensation report should be written in plain language and include the tax implications for the company.
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At a minimum, the compensation of all directors, including all nonexecutive and executive directors, should be disclosed individually. We look for banded disclosure of those individuals at sub-board level who make a significant contribution to the company.
Executive contracts and pensions
Prior to employment contract agreements, companies should actively consider the potential rewards concerning severance in the event of inadequate performance and clarify the performance conditions under which such severance benefits are to be payable. We encourage companies to seek mitigation in case a director has taken up employment elsewhere and to adjust the length and size of any payments accordingly. We recommend that companies make larger severance packages the subject of a shareholder vote.
Share schemes/share compensation arrangements
We believe that strict guidelines should be observed regarding the issue, or potential issue, of shares for incentive schemes (also known as equity-based compensation plans) both as to the proportion of shares issued and to the rate at which these are issued each year. For us to accept large share schemes, the commercial drivers must outweigh the dilutive impacts. If the company is insufficiently transparent regarding the details of such schemes, we may abstain or vote against them.
Equity incentive plans
We support the principle of motivating and rewarding executives through the granting of equity incentives.
Performance targets for equity incentive plans should be clearly disclosed and challenging. We believe that the compensation committee is in the best position to determine the most appropriate performance metrics for driving the long-term business strategy. However, overall compensation packages should reflect a range of performance targets and should not rely too heavily on the achievement of a single performance metric.
Generally, we believe executive pay plans should reflect a balance of financial, operational, and relative performance targets. We strongly believe that exceptional performance over a significant period merits an exceptional level of compensation. We oppose retesting of performance conditions and may withhold support of compensation plans where the compensation committee has used its discretion to relax any performance targets previously approved by shareholders.
We will consider one-off equity awards on a case-by-case basis in light of justification provided by the company. However, frequent use of exceptional awards raises questions over the adequacy of the overall compensation strategy and effectiveness of succession planning. We will take particular care when reviewing equity awards granted for the purposes of recruitment or retention when such awards are not linked to meaningful performance targets.
We encourage the inclusion of environmental and social factors in performance bonus payments where they have a material impact on shareholder returns. We also expect a discussion of the process undertaken by the company to identify such factors and an explanation as to why it considers these factors to be relevant.
Holding periods, vesting and malus/clawback policies
Bonus payments and long-term incentive schemes should be structured to reward long-term growth in shareholder value and be subject to performance-vesting conditions. We encourage companies to include deferred shares as a portion of short-term bonuses. Longer-term incentive plans should be fully sharebased, and vesting periods should extend from at least three to five years or longer. We also encourage companies to require longer-term holding periods post vesting. The compensation committee should maintain a malus authority to withhold all or part of performance-based pay from executives before it has vested in cases where it deems it appropriate. The compensation committee should also have clawback authority to recover sums already paid out to executives. This might occur following a significant restatement of accounts, where previously granted awards were paid on the basis of inaccurate figures, or where the long-term outcomes of a specific strategy result in significant value destruction for shareholders.
Employee ownership
Widespread employee ownership can contribute positively to shareholder value, as it further aligns employees’ interests with those of shareholders. Such devices should not, however, be instituted as anti-takeover devices, and should be included within company-wide dilution limits.
5 Audit, risk and control
We recommend that the independent members of the audit committee meet on a regular basis with the company’s auditors and without company management. This may enable a better flow of information between auditors and the board.
Appointment of auditors
The auditors’ performance and appointment should be reviewed periodically. Where the same firm remains as auditor for a period of time, there should be a policy of regular rotation of the lead audit partner. We believe that systematic rotation of audit firms is both desirable and in the best interests of shareholders.
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We expect audit quality to be the main consideration in the selection of the auditor and expect that shareholders should be given the opportunity to vote on the appointment and payment of auditors.
Auditor liability
We recognize the disproportionate risk that joint & several liability may place upon audit firms. However, we will only consider supporting arrangements to cap auditor liability in exceptional circumstances (e.g., where the risk of a catastrophic and disproportionate claim can be demonstrated).
Fees paid to a company’s auditors in addition to audit fees
Companies should disclose when auditors carry out consultancy work in addition to auditing the company and the audit committee should consider whether there is a risk that an auditor’s impartiality may be jeopardized. The range, nature and tendering process for any such non-audit work should be supervised by the audit committee, whose responsibilities in this area should be fully disclosed. Where substantial non-audit fees are paid for more than one year, we may not support the reappointment of the auditor or the payment of auditor fees in its voting at AGMs.
Related-party transactions
Many companies are involved in material related-party transactions, which represent a significant risk to shareholders. This risk is mitigated in companies with fully independent audit committees whose responsibility it is to ensure that such transactions are conducted on the basis of arm’s-length valuations. We strongly encourage companies to use such committees for scrutiny, and to secure prior shareholder approval for material related-party transactions.
In the circumstance of continued concerns, we recommend that each company disclose any shareholdings that its controlling shareholders may have in other companies or investment vehicles that have a material interest in the company.
Risk management
The board as a whole is responsible for defining a company’s risk tolerance relative to its strategy and operations—it is also responsible for monitoring the company’s performance relative to defined risks. Financial, operational, and reputational risks that are relevant to the company’s business and performance should be included in this oversight, including material ESG and ethical risks.
Depending on the size and complexity of the company, a standalone risk management committee may be warranted.
6 Shareholder rights
While the precise nature and scope of shareholder rights vary across jurisdictions and many related aspects of our expectations are touched upon in other parts of these guidelines, a number merit direct mention:
Liaison with shareholders
Board and management teams should be ready, where practicable, to engage in dialogue with shareholders based on an understanding of shared objectives. They should also be proactive in making sure important news is imparted, subject to appropriate inside information procedures, and should react helpfully to investor inquiries.
In investment meetings with shareholders, companies should be prepared to address relevant corporate ESG issues.
Issuance of Shares
We respect a company’s right to issue shares to raise capital. However, share issuance should be strictly limited to that which is necessary to maintain business operations and drive company strategy. We will not support requests to increase authorized share capital that exceed 50% of existing capital, unless specific justification has been provided (e.g., to complete a strategically important acquisition or undertake a necessary stock split).
Pre-emption Rights
We believe that pre-emptive rights for existing shareholders are essential. Shares may be issued for cash without pre-emptive rights or for compensation purposes, subject to shareholder approval. Companies should adhere to strict limits for issuing new shares as a proportion of the issued share capital. Furthermore, they should also be subject to flow rates, where appropriate.
Share repurchases
We expect companies to repurchase shares in the market when it is advantageous for the company and its shareholders.
Authority to repurchase shares should be subject to shareholder approval.
Controlled companies and share classes with differential voting rights
We favor a share structure that gives all shares equal voting rights. We do not support the issue of shares with impaired or enhanced voting rights.
Where differential voting structures exist, this structure should be transparently disclosed to the market. In the case of controlled companies, we will review any request to issue shares with enhanced voting rights to determine why these are necessary and how they will reflect the interests of minority shareholders. We support the principle of one share, one vote, and encourage
Statement of Additional Information – May 1, 2023	B-8

companies to take steps to eliminate differential voting structures over time or prevent their introduction. Where there are unequal voting rights, we encourage clear and comprehensive disclosure of a timeline regarding the retirement of unequal voting structures (otherwise known as sunset provisions).
Voting caps
We oppose voting caps in principle and believe that all shares should be entitled to full voting rights irrespective of the holding period. However, we recognize the widespread use of voting caps in certain markets, and the benefits accruing to shareholders not subject to a cap. Therefore, at a minimum, we expect companies to clearly disclose any caps and encourage them not to introduce new caps while phasing out existing caps over time.
Mergers and acquisitions, spin-offs and other corporate restructuring
We expect boards to conduct thorough due diligence prior to pursuing any merger or acquisition and to maximize shareholder value in any deal. Where major transactions are not subject to shareholder approval, companies should consider the views of their major shareholders, subject to regulatory constraints and shareholders’ policies concerning insiders.
We consider the ESG risk implications of any corporate activity as part of the assessment of such activity, particularly in high-impact industries. We also expect the board to evaluate any potential ESG or ethical risks or liabilities of any business combination, including supply chains.
Poison pills
We regard artificial devices to deter bids, known as poison pills, as inappropriate and inefficient unless they are strictly controlled and very limited in duration. We believe that any control-enhancing mechanism or poison pill that entrenches management and protects the company from market pressures is not in the interests of shareholders.
Pension and other similar significant corporate liabilities
Companies should be aware of, and report to shareholders on, significant liabilities such as those arising from unfunded or under-funded pension commitments. The extent of the liability should be reported, and the plans put in place to cover the deficit should also be reported within a reasonable timeframe for action. The principal assumptions used in calculating amounts should form part of this disclosure. Other significant liabilities could include specific operational or ESG risks that the company faces. The company should provide some indication of how these risks can result in “contingent liabilities.”
Shareholder resolutions
We consider all shareholder resolutions that appear on the ballot and vote in accordance with our view of the long-term economic benefit to shareholders. On this basis we will typically support requests to improve board accountability, executive pay practices, ESG disclosure and climate change scenario analyses where we agree with both the broader issue highlighted as well as the implementation proposed. We also typically support shareholder proposals asking companies to report on implementation of environmental and social policies and assessments where there is reason for concern. We will review company and outside data and information, assess peers for benchmarking and consider the proponents’ and company’s arguments in full.
7 Reporting
Companies should have meaningful and transparent disclosure so that investors can obtain a clear understanding of all important and relevant issues. The annual report should provide a full review of the business model and strategy; key performance indicators used to gauge how the company is progressing against its objectives; principal (material) risks and any significant factors affecting the company’s future performance, including significant ESG or ethical issues; key achievements; and standards followed during the accounting period.
In all markets, we favor reports that are:
■	Comprehensive, covering the strategic direction of the business and all material issues, including any significant changes in the regulatory context and key ESG issues;
■	Balanced, with even-handed treatment of both good and bad aspects of a company;
■	Transparent, with narrative text that leverages plain language, and accounting notes that provide investors with a full understanding of the circumstances underlying the reported figures;
■	Underpinned by Key Performance Indicators (KPIs) that drive business performance, are comparable over time, and are supported by detailed information on how they are calculated;
■	Consistent and joined-up with other company reporting, including the compensation policy and corporate social responsibility or sustainability reporting.
Directors
Adequate biographical information on the directors should be provided for shareholders in advance of the AGM. This should include information about directors’ qualifications and experience, term of office, date of first appointment, level of
Statement of Additional Information – May 1, 2023	B-9

independence, board committee memberships and other personal and professional commitments that may influence the quality of their contribution and independence (e.g., other directorships, family and social ties, and affiliations with related companies or organizations). For all newly appointed directors, we encourage disclosure of qualifications, experiences and skills that are considered by the board to be of relevance and importance to its oversight of company strategy. To this end, we encourage disclosure of a clear and concise board skills matrix in the proxy voting materials and annual report.
Nomination committee report
The committee should report annually on its activity and the report should provide a detailed discussion of its process for identifying and appointing executive and non-executive directors, including the processes it employs to ensure board membership reflects an appropriate diversity of perspectives, experiences, gender and racial or ethnic representation as well as cultural backgrounds. Where necessary, the report should include a thorough discussion of the board’s view of the independence of certain members. The report should also include a robust description of the board evaluation process, cadence, and outcomes (including strengths and opportunities identified).
Audit committee report
The audit committee should report on its conduct during the year and, in particular, any specific matters of judgement relating to the application of accounting principles or the scope of the audit. It should also comment on the process for ensuring the independence of the auditors and for evaluating the impact of non-audit work. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders. Any qualification of the audit statement and all matters raised in the auditor’s report must be fully explained.
System of internal controls and risk management
If the audit committee’s remit includes risk management, the audit committee report should also address the board’s oversight of enterprise-wide risks. Either as part of the audit committee report or a standalone report, the company should explain the results of the board’s review of internal controls, including any identified (or potential) weaknesses in internal controls and how the board plans to respond to these.
Compensation report
We expect all companies to publish an annual compensation report in line with international good governance standards. Good compensation reporting outlines a company’s overall philosophy and its policies and formulas for determining annual, short- and long-term pay. We look for compensation reports to break down fixed versus variable pay and to clearly align total pay packages with long-term shareholder value. The compensation report should clearly disclose specific long-term performance targets and total potential pay-outs.
If short-term performance targets cannot be disclosed due to commercial sensitivity, we expect retrospective disclosure of short- term targets and of actual performance against these targets.
We recommend that all companies put the compensation report to a shareholder vote and encourage compensation committee members to actively consult their shareholders prior to the AGM.
Sustainability reporting
We encourage companies to report on any significant ESG or ethical risks and opportunities in their annual reports including the systems in place to manage these risks. This may be supported by more detailed disclosure in a separate corporate social responsibility or sustainability report.
Code of corporate governance
Companies should provide a full and clear statement of all matters relating to the application of the provisions of the relevant national code of corporate governance. The way the provisions are put into effect should be clearly discussed. Any deviations should be supported by meaningful explanations.
Code of conduct
Companies should maintain a code of conduct reflecting corporate values and promotion of ethical business practices. Such codes should address business-critical compliance issues including anti-corruption practices.
Reincorporation in a tax or governance haven
Irrespective of the potential benefits a smaller tax burden may bring, we will typically vote against resolutions for a company to reincorporate in a new legal jurisdiction that offers lower legal and governance protections to shareholders. Aggressive tax strategies, even if structured legally, can pose potentially significant reputational and commercial risks for companies.
We expect boards to ensure the company’s approach to tax policy is both prudent and sustainable. To that end, we therefore expect companies to disclose how the board is providing such oversight. Companies should provide a suitable amount of information for investors to understand their tax practices and associated risks
Listings
Companies that are listed on an exchange should comply with the rules and listing requirements of that exchange.
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Shareholder resolutions and access to the proxy statement
Shareholder resolutions represent the exercise of a key shareholder right and may encompass a wide range of issues. We encourage companies to engage in constructive dialogue with shareholders and other key stakeholders. Where engagement is unsuccessful, we support shareholders’ right to submit a shareholder proposal for consideration by all investors. In these instances, companies should behave respectfully by communicating promptly and fully with shareholders while refraining from obstructing the process. The board should provide a full and reasoned response to any shareholder proposal on the ballot. We consider all shareholder resolutions put forward and vote in accordance with our understanding of the long-term economic benefit to shareholders. We support shareholder resolutions relating to the right to nominate or remove directors, including those related to an advisory shareholder vote on pay. We will incorporate into our decision whether a shareholder resolution is binding in nature or advisory (non-binding) in applying the above considerations.
8 Social and environmental factors
Environmental and social factors can present serious risks to corporations and their ability to generate shareholder returns. A well-run company should, therefore, have formal systems to identify, assess and manage significant risks associated with financially material environmental and social factors. Companies should publicly disclose such factors on a regular basis and detail any management-related strategies and targets.
Disclosure should cover both direct operations and, where relevant, the policies applied to their supply chains. Companies should make appropriate and integrated disclosures reflecting touch points to their strategy, research and development, capital expenditures, operational performance, and commercial aspirations.
In general, we evaluate environmental and social proposals based on the relevance of the issue to the company and the desirability of the specific action requested in the proposals to advance long-term shareholder value. We recognize that some proposals may identify important company risks even if the proposal is poorly constructed. In such cases, we encourage companies to identify, mitigate and report on their respective risk management approach effectively.
Environmental and social management
Companies should determine how financially material environmental and social risks and opportunities are addressed via their core business strategy. As part of this process, companies should proactively identify, assess and manage those risks and opportunities, as well as implement robust sustainability governance frameworks to promote accountability and ensure effective oversight. We expect companies to align their disclosure of environmental and social policies, management systems and performance according to internationally accepted standards. We also expect companies to quantify impacts from environmental and social factors and set targets to mitigate and manage material sustainability risks and impacts.
We have set out our detailed thoughts for environmental and social practices in stand-alone documents available on our website.
We may withhold support from management resolutions should we deem companies’ responses to involvement in significant environmental or social controversies as insufficient, or where we have concerns about recurrent weak practices by companies in high-impact industries.
We may vote in favor of shareholder resolutions seeking improvements in reporting and/or management of environmental or social practices where we have concerns, acting in the best economic interest of our clients, or improvements are proportionate to the risks faced.
Climate change
We recognize that climate change and the global transition to a lower-carbon economy present both risks and opportunities to businesses. We are supporters of both CDP (formerly, the Carbon Disclosure Project) and the recommendations of the Taskforce on Climate Related Financial Disclosuresiii and expect to see companies report climate risks and strategy against the proper standards and frameworks. We also support company efforts to implement net zero targets; however, the company should disclose specifics as to how they will accomplish this.
Some companies may be exposed to business risks stemming from the effects of climate change either directly via their business operations, regulations, changing consumer demand or through supply chains. Where these are financially material risks, companies should describe how their business strategy incorporates climate risk and ensure adequate disclosure.
Where companies in high-impact sectors—e.g., those requested to disclose to CDP Climate Change—fail to provide investment-relevant climate disclosure or do not have a robust climate change risk management strategy, we may not support management resolutions, including the report and accounts or the election of directors if we think this is in the best economic interests of our clients.
Where there are matters of concern, we may support shareholder resolutions calling on companies to improve their business planning and public disclosure in relation to climate change risks and opportunities.
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We will make use of investor tools such as the Climate Action 100+ Net Zero Company Benchmark, the Transition Pathway Initiative, our own proprietary net zero tool as well as engagements we’ve conducted to identify companies that fail to follow best practice.
Biodiversity
Loss of biodiversity degrades ecosystems which underpin the Earth’s ability to provide regulating, provisioning, cultural and supporting ecosystem benefits. For companies in sectors with high biodiversity impact that fail to provide appropriate disclosure (e.g., CDP Water Security and/or Forests disclosures), we may not support management resolutions if we think this is in the best economic interests of our clients.
Sustainability and integrated reporting
A company’s recognition and management of financially material environmental and social exposures and related disclosures provides shareholders with an additional lens through which to assess the quality, leadership, strategic focus, risk management and operational standards of practice of the business.
Disclosure of significant environmental and social risk factors should be included in the annual report. Certain high risk or high impact operations that are of substantial interest to investors and the public may require modular reporting alongside reporting that aggregates all company activity. We recommend disclosure in line with internationally accepted standards of best practice which enhances our understanding of a company’s ability to create and sustain value in the short, medium and long term.
Audit of social and environmental management systems
We appreciate that auditing and assurance practices for environmental and social systems require further development; nevertheless, we consider third-party auditing of sustainability reports to be best practice. We encourage companies to move towards third-party verification.
Labour practices and standards
Companies may incur significant risks because of the employment practices of their own operations and those of their suppliers and sub-contractors. Codes of conduct that address such risks and include detailed and effective procedures for their supply chain are usually in companies’ best interests.
Where there is cause for concern, we favor codes based on internationally recognized standards (e.g., core conventions of the International Labour Organization), independent monitoring or auditing of implementation, and reporting of aggregate audit results. We look for regular, public reporting on code implementation.
Human rights
Companies may incur extraordinary risks to their operations, staff, or reputation as a result of operating in conflict zones or in locations at risk of human rights abuses. Risks may also be encountered via supply chains when primary product inputs are sourced from at-risk areas. Where there is cause for concern, we support resolutions asking companies to develop and implement policies and management systems addressing human rights and security management. These policies should reflect internationally recognized standards (e.g., United Nations Universal Declaration of Human Rights) and should apply to suppliers and sub-contractors.
Severe human and labor rights issues often affect the most vulnerable communities and can represent a threat to reputational and operational corporate performance. They are referenced in various international standards and conventions and are linked to existingiv or evolvingv regulations that issuers may be subject to.
We believe that effective mitigation of these issues can contribute to sustainable long-term value creation by the companies in which we choose to invest. At companies identified as being most at risk with insufficient mitigation strategies, we may not support management resolutions, including the report and accounts or election of directors if we think this is in the best economic interests of our clients.
Diversity and equal employment opportunity
Recruiting and hiring from the widest possible talent pool is in the best interests of companies, as is maintaining a diverse workforce. We support efforts to strengthen non-discrimination policies, achieve diversity objectives and address glass ceilings at all levels within organizations. We welcome disclosure of specific diversity targets and reporting on performance against these targets, as well as reporting on gender and ethnicity pay gaps within companies and plans to address these. We will look for disclosure of how measures to increase diversity have been applied and the management and oversight of these measures. In an environment where many industries and companies are facing shortages of skilled workers, thus increasing competition for talent, it is advisable and appropriate for company policies and practices to exceed legal requirements in order to attract and retain employees.
Statement of Additional Information – May 1, 2023	B-12

Political and charitable donations
Charitable and political donations should be consistent with the company’s stated sustainability strategy. (See “Reporting” above). We recommend that the board provide ultimate oversight for political donations and related activity. Furthermore, we believe that companies that undertake charitable giving should have transparent policies and undertake charitable giving programs with due regard for the interests of shareholders and key stakeholders.
Environmental stewardship
Companies should determine how key environmental risks and opportunities fit into their core business strategy. As part of this process, companies should identify, assess, and manage their environmental impacts. This may include minimizing key environmental impacts, reporting on environmental management systems and performance, and discussing related financial impacts. Areas of increasing business interest include energy use, emissions, water, waste, and the utilization of natural resources.
9 Voting matters
Annual general meetings
Although we supported company efforts to hold virtual-only AGMs during the initial stages of the COVID-19 pandemic, we encourage a return to physical annual meetings of the shareholders that are supplemented with a robust and accessible virtual (or hybrid) option. If the company decides to provide a hybrid meeting, shareholders joining virtually should be provided the same treatment and transparency as those attending in-person.
Vote disclosure
We expect companies to disclose the voting results of their general meetings, both at the meeting and on their websites. This should include a detailed breakdown of votes for and against, as well as abstentions.
In the spirit of transparency, we also make available to both our institutional and retail fund customers, as well as to the public, a comprehensive record of our voting by publishing all our votes and comments on our website.vi A summary of our voting statistics can be found in our annual Stewardship report.
Shareblocking
We believe that shareblocking—the practice of preventing shares from being transferred for a fixed period prior to the vote at a company meeting—discourages shareholder participation and should be replaced with a record date. Where shareblocking exists, we will follow client policy and may be prevented from voting because of concerns about failed trade settlements and extraordinary cost to clients.
Electronic voting and of use proxy advisory services
We typically exercise voting rights electronically. We currently vote using ProxyExchange, the electronic voting platform provided by Institutional Shareholder Services (ISS). We do not follow ISS vote recommendations, except as provided for in our Conflict of Interest Policy or if instructed by clients. Instead, ISS assists us though pre-populating our vote instructions in accordance with our vote policies. Our Responsible Investment team reviews a proportion of meetings based on an internal prioritization model.
Position on abstentions
Our standard voting approach is to either vote for or against resolutions where these options are available to shareholders. However, there are cases where we consider abstaining to be appropriate—for example, where company practices have improved significantly but do not fully meet our expectations.
With respect to shareholder resolutions, we may abstain in cases where we agree with the broader issue highlighted but do not agree with the way in which the resolution prescribes change.
Additional soliciting materials
If we become aware that an issuer has filed additional soliciting materials prior to a proxy vote submission deadline, then we endeavor to review and reflect those in the application of our voting policy where: (a) the submission is published at least five days prior to our earliest client vote cut-off; and (b) the enclosed information is considered to be material towards impacting our voting position.
Stocklending
We observe that stock lending is a widespread market practice involving the sale and contractually pre-agreed repurchase of a stock. We believe that stock lending is an important factor in preserving the liquidity of markets and in facilitating hedging strategies; it can also provide investors with a significant additional return on their investments as the sale repurchase transaction may include a profit margin. Importantly, however, if the term of the instrument coincides with an annual or extraordinary general meeting, the transfer of the voting right impairs the ability of the underlying shareowner to exercise their voting rights.
Statement of Additional Information – May 1, 2023	B-13

In rare instances, this has led to abuse, where borrowers have deliberately entered into transactions to sway the outcome of a shareholder vote without any intention of owning the stock long-term. We consider the balance struck between stock lending and voting to be a matter for individual decision-making by clients.
Record dates
We recommend that a record date be set a maximum of five working days prior to AGMs for custodians and registrars to clearly establish those shareholders eligible to vote. This will give time for all relevant formalities to be completed and serves the same purpose as shareblocking without the disruptions noted above.
Voting systems
All companies should conduct voting by poll, rather than relying on a show of hands.
We believe that shareholders have the right to appoint any reasonable person as proxy to vote their shares, either in person or electronically.
We encourage the introduction of electronic voting systems that are accurate and provide an effective audit trail of votes cast.
Bundled resolutions
Resolutions put to company meetings should cover single issues, or issues that are clearly interdependent. Any other practice potentially reduces the value of votes and can lead to opposition to otherwise acceptable proposals. We will normally oppose resolutions that contain such inappropriately bundled provisions.
Any other business
We expect to vote on resolutions where the content has been made clear to shareholders and is in the interests of the company and its shareholders. Where a resolution invites shareholders to vote on “any other business,” we will systematically vote against.
Political and charitable donations
We welcome the opportunity to vote on company donations if material. With respect to donations to political parties or to organizations closely associated with political parties, we believe the board is best positioned to oversee the appropriateness of such spending and should review as often as is necessary to ensure congruency with both corporate strategy and values.
Endnotes:
i	The following guidelines do not apply to Pyrford International Ltd.
ii	Such interlocking relationships can raise concerns when there is an imbalance of power between the two directors.
iii	https://www.fsb-tcfd.org/publications/final-recommendations-report/.
iv	UK Modern Slavery Act, OECD Guidelines for Multinational Enterprises.
v	EU corporate mandatory human rights due diligence, Swiss mandatory human rights DD (focus weapons), German Supply Chain Code
vi	See vote disclosure webpage here.
SAI7950_12_002_(05/23)
Statement of Additional Information – May 1, 2023	B-14

PART C. OTHER INFORMATION
Item 28. Exhibits
Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(a)(1)	Amendment No. 1 to the Agreement and Declaration of Trust effective September 11, 2007	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Registration Statement on Form N-1A	(a)(1)	9/28/2007
(a)(2)	Amendment No. 2 to the Agreement and Declaration of Trust effective April 9, 2008	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #2 on Form N-1A	(a)(2)	4/21/2008
(a)(3)	Amendment No. 3 to the Agreement and Declaration of Trust effective January 8, 2009	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #5 on Form N-1A	(a)(3)	4/29/2009
(a)(4)	Amendment No. 4 to the Agreement and Declaration of Trust effective January 14, 2010	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #8 on Form N-1A	(a)(4)	4/14/2010
(a)(5)	Amendment No. 5 to the Agreement and Declaration of Trust effective April 6, 2010	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #9 on Form N-1A	(a)(5)	4/30/2010
(a)(6)	Amendment No. 6 to the Agreement and Declaration of Trust effective November 11, 2010	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #15 on Form N-1A	(a)(6)	4/29/2011
(a)(7)	Amendment No. 7 to the Agreement and Declaration of Trust effective January 13, 2011	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #15 on Form N-1A	(a)(7)	4/29/2011
(a)(8)	Amendment No. 8 to the Agreement and Declaration of Trust effective September 15, 2011	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #20 on Form N-1A	(a)(8)	3/2/2012
(a)(9)	Amendment No. 9 to the Agreement and Declaration of Trust effective January 12, 2012	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #20 on Form N-1A	(a)(9)	3/2/2012
(a)(10)	Amendment No. 10 to the Agreement and Declaration of Trust effective June 14, 2012	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #31 on Form N-1A	(a)(10)	4/26/2013
(a)(11)	Amendment No. 11 to the Agreement and Declaration of Trust effective September 13, 2012	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #31 on Form N-1A	(a)(11)	4/26/2013
(a)(12)	Amendment No. 12 to the Agreement and Declaration of Trust effective January 16, 2013	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #31 on Form N-1A	(a)(12)	4/26/2013
(a)(13)	Amendment No. 13 to the Agreement and Declaration of Trust effective April 17, 2013	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #31 on Form N-1A	(a)(13)	4/26/2013
(a)(14)	Amendment No. 14 to the Agreement and Declaration of Trust effective April 11, 2014	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #38 on Form N-1A	(a)(14)	4/29/2014
(a)(15)	Amendment No. 15 to the Agreement and Declaration of Trust effective April 14, 2015	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #46 on Form N-1A	(a)(15)	5/15/2015
(a)(16)	Amendment No. 16 to the Agreement and Declaration of Trust effective April 19, 2016	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #50 on Form N-1A	(a)(16)	4/28/2016

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(a)(17)	Amendment No. 17 to the Agreement and Declaration of Trust effective November 14, 2016	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #54 on Form N-1A	(a)(17)	2/17/2017
(a)(18)	Amendment No. 18 to the Agreement and Declaration of Trust effective April 21, 2017	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #55 on Form N-1A	(a)(18)	4/27/2017
(a)(19)	Amendment No. 19 to the Agreement and Declaration of Trust effective November 14, 2017	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #59 on Form N-1A	(a)(19)	12/19/2017
(a)(20)	Amendment No. 20 to the Agreement and Declaration of Trust effective December 19, 2017	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #61 on Form N-1A	(a)(20)	2/21/2018
(a)(21)	Amendment No. 21 to the Agreement and Declaration of Trust effective May 1, 2018	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #66 on Form N-1A	(a)(21)	12/7/2018
(a)(22)	Amendment No. 22 to the Agreement and Declaration of Trust effective September 13, 2018	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #66 on Form N-1A	(a)(22)	12/7/2018
(a)(23)	Amendment No. 23 to the Agreement and Declaration of Trust effective January 31, 2019	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #68 on Form N-1A	(a)(23)	4/26/2019
(a)(24)	Amendment No. 24 to the Agreement and Declaration of Trust effective June 19, 2019	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #71 on Form N-1A	(a)(24)	4/28/2020
(a)(25)	Amendment No. 25 to the Agreement and Declaration of Trust effective October 9, 2020	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #76 on Form N-1A	(a)(25)	4/1/2021
(a)(26)	Amendment No. 26 to the Agreement and Declaration of Trust effective July 17, 2021	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #80 on Form N-1A	(a)(26)	10/29/2021
(a)(27)	Amendment No. 27 to the Agreement and Declaration of Trust effective June 23, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(a)(27)	10/31/2022
(b)	By-laws, effective September 6, 2007, most recently amended October 2, 2020	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #76 on Form N-1A	(b)	4/1/2021
(c)	Stock Certificate: Not Applicable.
(d)(1)	Management Agreement (amended and restated), dated April 25, 2016, between Columbia Management Investment Advisers, LLC, Registrant, Columbia Funds Series Trust and Columbia Funds Series Trust II	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #50 on Form N-1A	(d)(1)	4/28/2016
(d)(1)(i)	Schedule A and Schedule B, effective July 1, 2022, to the Management Agreement (amended and restated), dated April 25, 2016, between Columbia Management Investment Advisers, LLC, the Registrant, Columbia Funds Series Trust and Columbia Funds Series Trust II	Incorporated by Reference	Columbia Funds Series Trust	333-89661	Post-Effective Amendment #203 on Form N-1A	(d)(1)(i)	7/27/2022

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(d)(2)	Management Agreement, dated November 15, 2017, between Columbia Management Investment Advisers, LLC, the Registrant, Columbia Funds Series Trust and Columbia Funds Series Trust II	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #59 on Form N-1A	(d)(2)	12/19/2017
(d)(2)(i)	Schedule A and Schedule B, effective December 7, 2021, to the Management Agreement, dated November 15, 2017, between Columbia Management Investment Advisers, LLC, the Registrant, Columbia Funds Series Trust and Columbia Funds Series Trust II	Incorporated by Reference	Columbia Funds Series Trust II	333-131683	Post-Effective Amendment #227 on Form N-1A	(d)(2)(i)	12/7/2021
(d)(3)	Management Agreement, effective May 1, 2016, between Columbia Management Investment Advisers, LLC and CVPCSF Offshore Fund, Ltd., a wholly-owned subsidiary of Columbia Variable Portfolio - Commodity Strategy Fund, a series of Columbia Funds Variable Series Trust II	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #50 on Form N-1A	(d)(3)	4/28/2016
(d)(4)	Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Allspring Global Investments, LLC (formerly known as Wells Capital Management Incorporated), dated June 15, 2021	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #389 on Form N-1A	(d)(12)	11/23/2021
(d)(4)(i)	Amendment No. 1, dated November 4, 2022, to the Subadvisory Agreement between Columbia Management Investment Advisers, LLC and Allspring Global Investments, LLC, dated June 15, 2021	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(d)(4)(i)	3/31/2023
(d)(5)	Subadvisory Agreement, dated April 8, 2010, between Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) and American Century Investment Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(d)(4)	5/15/2014
(d)(5)(i)	Amendment No. 1, as of September 20, 2017, to the Subadvisory Agreement, dated April 8, 2010, between Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) and American Century Investment Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #59 on Form N-1A	(d)(4)(i)	12/19/2017
(d)(5)(ii)	Amendment No. 2, as of December 16, 2020, to the Subadvisory Agreement, dated April 8, 2010, amended September 20, 2017, between Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) and American Century Investment Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #76 on Form N-1A	(d)(4)(ii)	4/1/2021

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(d)(6)(i)	Amended and Restated Subadvisory Agreement, dated April 26, 2018, between Columbia Management Investment Advisers, LLC and BlackRock Financial Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #62 on Form N-1A	(d)(6)(i)	4/27/2018
(d)(6)(ii)	Sub-Subadvisory Agreement, dated April 26, 2018, between BlackRock Financial Management, Inc. and BlackRock International Limited	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #62 on Form N-1A	(d)(6)(ii)	4/27/2018
(d)(7)	Subadvisory Agreement, dated January 2, 2018, between Columbia Management Investment Advisers, LLC and CenterSquare Investment Management LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #61 on Form N-1A	(d)(7)	2/21/2018
(d)(8)	Amended and Restated Subadvisory Agreement, dated November 23, 2021, between Columbia Management Investment Advisers, LLC and J.P. Morgan Investment Management Inc.	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #392 on Form N-1A	(d)(19)	2/17/2022
(d)(8)(i)	Amendment No. 1, dated September 9, 2022, to the Amended and Restated Subadvisory Agreement between Columbia Management Investment Advisers, LLC and J.P. Morgan Investment Management Inc., dated November 23, 2021	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #399 on Form N-1A	(d)(19)(i)	10/3/2022
(d)(9)	Subadvisory Agreement, dated April 8, 2010, between Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) and Massachusetts Financial Services Company	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(d)(18)	5/15/2014
(d)(9)(i)	Amendment No. 1, as of February 10, 2016, to the Subadvisory Agreement, dated April 8, 2010, between Columbia Management Investment Advisers, LLC and Massachusetts Financial Services Company	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #50 on Form N-1A	(d)(20)	4/28/2016
(d)(9)(ii)	Amendment No. 2, as of September 20, 2017, to the Subadvisory Agreement, dated April 8, 2010, as amended February 10, 2016, between Columbia Management Investment Advisers, LLC and Massachusetts Financial Services Company	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #59 on Form N-1A	(d)(17)(ii)	12/19/2017
(d)(9)(iii)	Amendment No. 3, as of November 4, 2022, to the Subadvisory Agreement, dated April 8, 2010, as amended February 10, 2016 and September 20, 2017, between Columbia Management Investment Advisers, LLC and Massachusetts Financial Services Company	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(d)(9)(iii)	3/31/2023

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(d)(10)	Subadvisory Agreement, dated April 8, 2010, between Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) and Morgan Stanley Investment Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(d)(20)	5/15/2014
(d)(10)(i)	Amendment No. 1, as of February 10, 2016, to the Subadvisory Agreement, dated April 8, 2010, between Columbia Management Investment Advisers, LLC and Morgan Stanley Investment Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #50 on Form N-1A	(d)(22)	4/28/2016
(d)(10)(ii)	Amendment No. 2, as of March 27, 2018, to the Subadvisory Agreement, dated April 8, 2010, as amended February 10, 2016, between Columbia Management Investment Advisers, LLC and Morgan Stanley Investment Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #66 on Form N-1A	(d)(17)(ii)	12/7/2018
(d)(10)(iii)	Amendment No. 3, as of November 4, 2022, to the Subadvisory Agreement, dated April 8, 2010, as amended February 10, 2016 and March 27, 2018, between Columbia Management Investment Advisers, LLC and Morgan Stanley Investment Management, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(d)(10)(iii)	3/31/2023
(d)(11)	Subadvisory Agreement, dated March 15, 2022, between Columbia Management Investment Advisers, LLC and Principal Global Investors, LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #84 on Form N-1A	(d)(23)	4/28/2022
(d)(12)	Subadvisory Agreement, dated March 22, 2021, between Columbia Management Investment Advisers, LLC and Pzena Investment Management, LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #81 on Form N-1A	(d)(12)	4/4/2022
(d)(13)	Subadvisory Agreement, dated March 17, 2020, between Columbia Management Investment Advisers, LLC and Schroder Investment Management North America Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #72 on Form N-1A	(d)(17)(i)	5/12/2020
(d)(13)(i)	Sub-Subadvisory Agreement, dated March 17, 2020, between Columbia Management Investment Advisers, LLC, Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #72 on Form N-1A	(d)(17)(ii)	5/12/2020
(d)(13)(ii)	Amendment No. 1, dated January 26, 2021, to the Subadvisory Agreement, dated March 17, 2020, between Columbia Management Investment Advisers, LLC and Schroder Investment Management North America Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #76 on Form N-1A	(d)(17)(iii)	4/1/2021

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(d)(13)(iii)	Amendment No. 2, dated November 4, 2022, to the Subadvisory Agreement, dated March 17, 2020, as amended January 26, 2021, between Columbia Management Investment Advisers, LLC and Schroder Investment Management North America Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(d)(13)(iii)	3/31/2023
(d)(14)	Subadvisory Agreement, dated April 18, 2019, between Columbia Management Investment Advisers, LLC and Scout Investments, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #70 on Form N-1A	(d)(18)	5/20/2019
(d)(15)	Subadvisory Agreement, dated March 22, 2021, between Columbia Management Investment Advisers, LLC and Segall Bryant & Hamill, LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #80 on Form N-1A	(d)(16)	10/29/2021
(d)(16)	Subadvisory Agreement, dated September 14, 2016, between Columbia Management Investment Advisers, LLC and T. Rowe Price Associates, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #53 on Form N-1A	(d)(29)	11/14/2016
(d)(16)(i)	Amendment No. 1, dated July 24, 2018, to the Subadvisory Agreement, dated September 14, 2016, between Columbia Management Investment Advisers, LLC and T. Rowe Price Associates, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #66 on Form N-1A	(d)(22)(i)	12/7/2018
(d)(16)(ii)	Amendment No. 2, dated November 9, 2018, to the Subadvisory Agreement, dated September 14, 2016, as amended July 24, 2018, between Columbia Management Investment Advisers, LLC and T. Rowe Price Associates, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #66 on Form N-1A	(d)(22)(ii)	12/7/2018
(d)(16)(iii)	Amendment No. 3, dated March 19, 2019, to the Subadvisory Agreement, dated September 14, 2016, as amended July 24, 2018 and November 9, 2018 between Columbia Management Investment Advisers, LLC and T. Rowe Price Associates, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #70 on Form N-1A	(d)(22)(iii)	5/20/2019
(d)(16)(iv)	Amendment No. 4, dated June 23, 2022, to the Subadvisory Agreement, dated September 14, 2016, as amended July 24, 2018, November 9, 2018 and March 19, 2019 between Columbia Management Investment Advisers, LLC and T. Rowe Price Associates, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(d)(16)(iv)	10/31/2022
(d)(16)(v)	Amendment No. 5, dated September 9, 2022, to the Subadvisory Agreement, dated September 14, 2016, as amended July 24, 2018, November 9, 2018, March 19, 2019 and June 23, 2022 between Columbia Management Investment Advisers, LLC and T. Rowe Price Associates, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(d)(16)(v)	10/31/2022
(d)(17)	Subadvisory Agreement, dated January 15, 2014, between Columbia Management Investment Advisers, LLC and TCW Investment Management Company	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(d)(26)	5/15/2014

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(d)(17)(i)	Amendment No. 1, as of November 1, 2019, to the Subadvisory Agreement, dated January 15, 2014, between Columbia Management Investment Advisers, LLC and TCW Investment Management Company LLC (formerly TCW Investment Management Company)	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #71 on Form N-1A	(d)(20)(i)	4/28/2020
(d)(18)	Subadvisory Agreement, dated November 4, 2022, between Columbia Management Investment Advisers, LLC and Thompson, Siegel & Walmsley LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(d)(18)	3/31/2023
(d)(19)	Amended and Restated Subadvisory Agreement, dated June 11, 2008, last amended January 16, 2013, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(d)(27)	5/15/2014
(d)(19)(i)	Amendment No. 6, as of November 1, 2018, to Amended and Restated Subadvisory Agreement, dated June 11, 2008, last amended January 16, 2013, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited	Incorporated by Reference	Columbia Funds Series Trust II	333-131683	Post-Effective Amendment #196 on Form N-1A	(d)(7)(i)	6/27/2019
(d)(19)(ii)	Amendment No. 7, as of August 28, 2020, to Amended and Restated Subadvisory Agreement, dated June 11, 2008, last amended November 1, 2018, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited	Incorporated by Reference	Columbia Funds Series Trust II	333-131683	Post-Effective Amendment #219 on Form N-1A	(d)(6)(ii)	5/26/2021
(d)(19)(iii)	Amendment No. 8, as of September 8, 2021, to Amended and Restated Subadvisory Agreement, dated June 11, 2008, last amended August 28, 2020, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited	Incorporated by Reference	Columbia Funds Series Trust II	333-131683	Post-Effective Amendment #233 on Form N-1A	(d)(7)(iii)	10/19/2022
(d)(20)	Subadvisory Agreement, dated June 19, 2013, between Columbia Management Investment Advisers, LLC and Victory Capital Management Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(d)(29)	5/15/2014
(d)(20)(i)	Amendment No. 1, as of May 13, 2019, to Subadvisory Agreement, dated June 19, 2013, between Columbia Management Investment Advisers, LLC and Victory Capital Management Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #71 on Form N-1A	(d)(22)(i)	4/28/2020
(d)(21)	Subadvisory Agreement, dated March 17, 2020, between Columbia Management Investment Advisers, LLC and Walter Scott & Partners Limited	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #73 on Form N-1A	(d)(24)	5/15/2020
(d)(22)	Subadvisory Agreement, dated June 21, 2017, between Columbia Management Investment Advisers, LLC and Westfield Capital Management Company, L.P.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #57 on Form N-1A	(d)(36)	9/18/2017

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(d)(23)	Subadvisory Agreement, dated March 19, 2019, between Columbia Management Investment Advisers, LLC and William Blair Investment Management, LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #70 on Form N-1A	(d)(26)	5/20/2019
(d)(23)(i)	Amendment No. 1, as of March 22, 2021, to the Subadvisory Agreement, dated March 19, 2019, between Columbia Management Investment Advisers, LLC and William Blair Investment Management, LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #79 on Form N-1A	(d)(25)(i)	4/28/2021
(d)(23)(ii)	Amendment No. 2, as of December 15, 2022, to the Subadvisory Agreement, dated March 19, 2019, as amended March 22, 2021, between Columbia Management Investment Advisers, LLC and William Blair Investment Management, LLC	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(d)(23)(ii)	3/31/2023
(e)(1)	Distribution Agreement, dated June 15, 2021, by and between Registrant, Columbia Funds Variable Insurance Trust and Columbia Management Investment Distributors, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #80 on Form N-1A	(e)(1)	10/29/2021
(e)(1)(i)	Schedule I, effective July 1, 2022, and Schedule II, dated September 7, 2010, to the Distribution Agreement, dated June 15, 2021, between Registrant, Columbia Funds Variable Insurance Trust and Columbia Management Investment Distributors, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(e)(1)(i)	10/31/2022
(f)	Deferred Compensation Plan, adopted as of December 31, 2020	Incorporated by Reference	Columbia Funds Series Trust II	333-131683	Post-Effective Amendment #218 on Form N-1A	(f)	2/25/2021
(g)(1)	Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(g)(1)	5/15/2014
(g)(2)	Addendum (related to Columbia Variable Portfolio – Emerging Markets Bond Fund and Columbia Variable Portfolio – Managed Volatility Fund, now known as Variable Portfolio – Managed Volatility Moderate Growth Fund), dated March 9, 2012, and Addendum (related to Columbia Variable Portfolio – Commodity Strategy Fund), dated March 15, 2013, to the Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #39 on Form N-1A	(g)(2)	5/15/2014

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(g)(3)	Side letter (related to the China Connect Service on behalf of Columbia Variable Portfolio - Emerging Markets Fund and Columbia Variable Portfolio – Overseas Core Fund (formerly known as Columbia Variable Portfolio – Select International Equity Fund)), dated March 6, 2018, to the Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #62 on Form N-1A	(g)(3)	4/27/2018
(g)(4)	Addendum (related to Columbia Variable Portfolio – Select Large Cap Equity Fund), dated November 8, 2017, to the Second Amended and Restated Master Global Custody Agreement with JPMorgan Chase Bank, N.A., dated March 7, 2011	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #59 on Form N-1A	(g)(4)	12/19/2017
(h)(1)	Shareholder Services Agreement by and between the Registrant, Columbia Funds Variable Insurance Trust and Columbia Management Investment Services Corp., dated June 15, 2021	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #80 on Form N-1A	(h)(1)	10/29/2021
(h)(1)(i)	Schedule A, effective July 1, 2022, and Schedule B, effective July 1, 2017, to the Shareholder Services Agreement by and between the Registrant, Columbia Funds Variable Insurance Trust and Columbia Management Investment Services Corp., dated June 15, 2021	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(h)(1)(i)	10/31/2022
(h)(2)	Fee Waiver and Expense Cap Agreement, effective June 15, 2021, between Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Funds Series Trust II and Columbia Funds Variable Insurance Trust	Incorporated by Reference	Columbia Funds Series Trust	333-89661	Post-Effective Amendment #198 on Form N-1A	(h)(2)	7/28/2021
(h)(2)(i)	Amendment, effective January 19, 2022, to the Amended and Restated Fee Waiver and Expense Cap Agreement, effective June 15, 2021, between Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Funds Series Trust II and Columbia Funds Variable Insurance Trust	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #395 on Form N-1A	(h)(3)(i)	7/18/2022

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(h)(2)(ii)	Schedule A, as of July 1, 2022, to the Amended and Restated Fee Waiver and Expense Cap Agreement, effective June 15, 2021, and amended January 19, 2022, between Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp., the Registrant, Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Funds Series Trust II and Columbia Funds Variable Insurance Trust	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #395 on Form N-1A	(h)(3)(ii)	7/18/2022
(h)(3)	Agreement and Plan of Reorganization, dated September 11, 2007, between RiverSource Variable Portfolio Funds, each a series of a Minnesota corporation, and corresponding RiverSource Variable Portfolio Funds, each a series of RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, a Massachusetts business trust, and between RiverSource Variable Portfolio – Core Bond Fund, a series of RiverSource Variable Series Trust, and RiverSource Variable Portfolio – Diversified Bond Fund, a series of RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #2 on Form N-1A	(h)(5)	4/21/2008
(h)(4)	Agreement and Plan of Reorganization, dated December 20, 2010	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #15 on Form N-1A	(h)(9)	4/29/2011
(h)(5)	Agreement and Plan of Redomiciling, dated December 20, 2010	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #15 on Form N-1A	(h)(10)	4/29/2011
(h)(6)	Agreement and Plan of Reorganization, dated October 9, 2012	Incorporated by Reference	Columbia Funds Series Trust	333-89661	Post-Effective Amendment #117 on Form N-1A	(h)(9)	5/30/2013
(h)(7)	Agreement and Plan of Reorganization, dated December 17, 2015	Incorporated by Reference	Columbia Funds Series Trust	333-208706	Registration Statement on Form N-14	(4)	12/22/2015
(h)(8)	Amended and Restated Credit Agreement, as of October 27, 2022	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #400 on Form N-1A	(h)(9)	11/22/2022
(h)(9)	Master Inter-Fund Lending Agreement, dated May 1, 2018	Incorporated by Reference	Columbia Funds Series Trust II	333-131683	Registration Statement on Form N-1A	(h)(11)	5/25/2018
(h)(9)(i)	Schedule A and Schedule B, effective July 1, 2022, to the Master Inter-Fund Lending Agreement dated May 1, 2018	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #395 on Form N-1A	(h)(10)(i)	7/18/2022

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(h)(10)(i)	Fund of Fund Investment Management Agreement, dated January 19, 2022, between BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., IShares U.S. ETF Trust and Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Funds Series Trust II and Columbia Funds Variable Series Trust II	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #392 on Form N-1A	(h)(11)	2/17/2022
(h)(10)(ii)	Fund of Fund Investment Management Agreement, dated January 19, 2022, between Vanguard Funds and Columbia Funds Series Trust I, Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #392 on Form N-1A	(h)(13)	2/17/2022
(h)(10)(iii)	Fund of Fund Investment Management Agreement, dated January 11, 2022, between Legg Mason Partners Variable Equity Trust and Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #81 on Form N-1A	(h)(10)(iii)	4/4/2022
(h)(10)(iv)	Fund of Fund Investment Management Agreement, dated January 19, 2022, between SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust and Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #81 on Form N-1A	(h)(10)(iv)	4/4/2022
(i)(1)	Opinion and consent of counsel as to the legality of the securities being registered	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #38 on Form N-1A	(i)	4/29/2014
(i)(2)	Opinion and consent of counsel as to the legality of the securities being registered for Columbia Variable Portfolio – Select Large Cap Equity Fund	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #59 on Form N-1A	(i)(2)	12/19/2017
(j)	Consent of Independent Registered Public Accounting Firm	Filed Herewith	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #89 on Form N-1A	(j)	4/26/2023
(k)	Omitted Financial Statements: Not Applicable.
(l)	Initial Capital Agreement: Not Applicable.
(m)(1)	Plan of Distribution and Agreement of Distribution, effective May 1, 2009, amended and restated March 7, 2011, between the Registrant and Columbia Management Investment Distributors, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #38 on Form N-1A	(m)(1)	4/29/2014
(m)(1)(i)	Schedule A, effective July 1, 2022, to the Plan of Distribution and Agreement of Distribution, effective May 1, 2009, amended and restated March 7, 2011, between the Registrant and Columbia Management Investment Distributors, Inc.	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(m)(1)(i)	10/31/2022

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(n)	Rule 18f – 3(d) Plan, amended and restated July 1, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(n)	10/31/2022
(o)	Reserved.
(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant, effective March 2019	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #68 on Form N-1A	(p)(1)	4/26/2019
(p)(2)	Columbia Threadneedle Investments Global Personal Account Dealing and Code of Ethics, effective November 2022	Incorporated by Reference	Columbia ETF Trust I	333-209996	Post-Effective Amendment #29 on Form N-1A	(p)(2)	12/16/2022
(p)(3)	Allspring Global Investments, LLC Code of Ethics effective October 1, 2022, last updated December 27, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(3)	3/31/2023
(p)(4)	American Century Investment Management, Inc. Code of Ethics, updated December 14, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(4)	3/31/2023
(p)(5)	BlackRock Financial Management, Inc. Code of Ethics, effective April 30, 2020	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #76 on Form N-1A	(p)(5)	4/1/2021
(p)(6)	BNY Mellon Code of Conduct (for Walter Scott & Partners Limited) effective August 2021	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #81 on Form N-1A	(p)(6)	4/4/2022
(p)(7)	CenterSquare Investment Management LLC Code of Ethics, effective May 15, 2021	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #80 on Form N-1A	(p)(6)	10/29/2021
(p)(8)	J.P. Morgan Investment Management Inc. Code of Ethics effective July 21, 2022	Incorporated by Reference	Columbia Funds Series Trust I	2-99356	Post-Effective Amendment #400 on Form N-1A	(p)(18)	11/22/2022
(p)(9)	Massachusetts Financial Services Company Code of Ethics, effective December 8, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(9)	3/31/2023
(p)(10)	Morgan Stanley Investment Management Inc. Code of Ethics, effective December 15, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(10)	3/31/2023
(p)(11)	Principal Global Investors, LLC Code of Ethics as of October 1, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(11)	3/31/2023
(p)(12)	Pzena Investment Management, LLC Code of Ethics revised July 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(12)	3/31/2023
(p)(13)	Schroder Investment Management North America Inc. Code of Ethics, effective May 1, 2017, revised May 2019	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #72 on Form N-1A	(p)(16)	5/12/2020
(p)(14)	Scout Investments, Inc. Code of Ethics, effective December 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(14)	3/31/2023
(p)(15)	Segall Bryant & Hamill, LLC Code of Ethics, effective March 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(p)(15)	10/31/2022
(p)(16)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics, as of March 7, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(p)(16)	10/31/2022

Exhibit Number	Exhibit Description	Filed Herewith or Incorporated by Reference	Information About the Filing that Includes the Document Incorporated by Reference
			Registrant that Made the Filing	File No. of Such Registrant	Type of Filing	Exhibit of Document in that Filing	Filing Date
(p)(17)	TCW Investment Management Company LLC Code of Ethics, dated October 10, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #86 on Form N-1A	(p)(17)	3/31/2023
(p)(18)	Thompson, Siegel & Walmsley LLC Code of Ethics, updated March 25, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(p)(18)	10/31/2022
(p)(19)	Victory Capital Management Inc. Code of Ethics, effective January 1, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #81 on Form N-1A	(p)(19)	4/4/2022
(p)(20)	Westfield Capital Management Company, L.P. Code of Ethics, as of May 13, 2022	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #85 on Form N-1A	(p)(20)	10/31/2022
(p)(21)	William Blair Investment Management, LLC Code of Ethics, as of July 31, 2018	Incorporated by Reference	Columbia Funds Variable Series Trust II	333-146374	Post-Effective Amendment #70 on Form N-1A	(p)(24)	5/20/2019
Item 29. Persons Controlled by or Under Common Control with the Registrant
Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the Columbia funds, may make initial capital investments in Columbia funds (seed accounts). Columbia Management also serves as investment manager of certain Columbia funds-of-funds that invest primarily in shares of affiliated funds (the underlying funds). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain Columbia funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.
Item 30. Indemnification
Article Five of the Bylaws of Registrant provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to Registrant or any affiliated person thereof and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to Registrant or any affiliated person thereof, and each of its other trustees and officers (including persons who serve at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) (i.e., those who are employees or officers of any investment adviser to Registrant or any affiliated person thereof) (Covered Persons), to the fullest extent authorized by applicable law against all liabilities and expenses in connection with the defense or disposition of any proceeding in which such Covered Person may be or may have been involved or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been such a Covered Person, all as more fully set forth in the Bylaws, which are filed as an exhibit to the registration statement.
Section 17(h) of the Investment Company Act of 1940 (1940 Act) provides that no instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The Registrant’s Declaration of Trust provides that nothing in the Declaration of Trust shall protect any trustee or officer against any liabilities to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position with or on behalf of the Registrant and the Registrant’s Bylaws provides that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Pursuant to the Distribution Agreement, Columbia Management Investment Distributors, Inc. agrees to indemnify the Registrant, its officers and trustees against claims, demands, liabilities and expenses under specified circumstances, all as more fully set forth in the Registrant’s Distribution Agreement, which has been filed as an exhibit to the registration statement.
The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.
The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. Registrant’s investment adviser, Columbia Management Investment Advisers, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of Registrant and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to Registrant or any series of Registrant by Columbia Management Investment Advisers, LLC.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (SEC), such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.
Item 31. Business and Other Connections of the Investment Adviser
To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant’s investment adviser, or any subadviser to a series of the Registrant, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.
(1)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which information is incorporated herein by reference. In addition to their position with Columbia Management, certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries.
(2)	Allspring Global Investments, LLC (formerly known as Wells Capital Management Incorporated), performs investment management services for the Registrant and certain other clients. Information regarding the business of Allspring Global Investments, LLC and certain of its officers is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series subadvised by Allspring Global Investments, LLC and is incorporated herein by reference. Information about the business of Allspring Global Investments, LLC and the directors and principal executive officers of Allspring Global Investments, LLC is also included in the Form ADV filed by Allspring Global Investments, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-21122), which information is incorporated herein by reference.
(3)	American Century Investment Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of American Century Investment Management, Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by American Century Investment Management, Inc. and is incorporated herein by reference. Information about the business of American Century Investment Management, Inc. and the directors and principal executive officers of American Century Investment Management, Inc. is also included in the Form ADV filed by American Century Investment Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-8174), which information is incorporated herein by reference.
(4)	BlackRock Financial Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of BlackRock Financial Management, Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by BlackRock Financial Management, Inc. and is incorporated herein by reference. Information about the business of BlackRock Financial Management, Inc. and the directors and principal executive officers of BlackRock Financial Management, Inc. is also included in the Form ADV filed by BlackRock Financial Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-48433), which information is incorporated herein by reference.
(5)	BlackRock International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of BlackRock International Limited is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by BlackRock International Limited and is incorporated herein by reference. Information about the business of BlackRock International Limited and the directors and principal executive officers of BlackRock International Limited is also included in the Form ADV filed by BlackRock International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-51087), which information is incorporated herein by reference.
(6)	CenterSquare Investment Management LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of CenterSquare Investment Management LLC is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by CenterSquare Investment Management LLC and is incorporated herein by reference. Information about the business of CenterSquare Investment Management LLC and the directors and principal executive officers of CenterSquare Investment Management LLC is also included in the Form ADV filed by CenterSquare Investment Management LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-111965), which information is incorporated herein by reference.
(7)	J.P. Morgan Investment Management Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of J.P. Morgan Investment Management Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by J.P. Morgan Investment Management Inc. and is incorporated herein by reference. Information about the business of J.P. Morgan Investment Management Inc. and the directors and principal executive officers of J.P. Morgan Investment Management Inc. is also included in the Form ADV filed by J.P. Morgan Investment Management Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-21011), which information is incorporated herein by reference.
(8)	Massachusetts Financial Services Company performs investment management services for the Registrant and certain other clients. Information regarding the business of Massachusetts Financial Services Company is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Massachusetts Financial Services Company and is incorporated herein by reference. Information about the business of Massachusetts Financial Services Company and the directors and principal executive officers of Massachusetts Financial Services Company is also included in the Form ADV filed by Massachusetts Financial Services Company with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-17352), which information is incorporated herein by reference.
(9)	Morgan Stanley Investment Management Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Morgan Stanley Investment Management Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Morgan Stanley Investment Management Inc. and is incorporated herein by reference. Information about the business of Morgan Stanley Investment Management Inc. and the directors and principal executive officers of Morgan Stanley Investment Management Inc. is also included in the Form ADV filed by Morgan Stanley Investment Management Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-15757), which information is incorporated herein by reference.
(10)	Principal Global Investors, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Principal Global Investors, LLC is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Principal Global Investors, LLC and is incorporated herein by reference. Information about the business of Principal Global Investors, LLC and the directors and principal executive officers of Principal Global Investors, LLC is also included in the Form ADV filed by Principal Global Investors, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-55959), which information is incorporated herein by reference.
(11)	Pzena Investment Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Pzena Investment Management, LLC is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Pzena Investment Management, LLC and is incorporated herein by reference. Information about the business of Pzena Investment Management, LLC and the directors and principal executive officers of Pzena Investment Management, LLC is also included in the Form ADV filed by Pzena Investment Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-50838), which information is incorporated herein by reference.
(12)	Schroder Investment Management North America Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Schroder Investment Management North America Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Schroder Investment Management North America Inc. and is incorporated herein by reference. Information about the business of Schroder Investment Management North America Inc. and the directors and principal executive officers of Schroder Investment Management North America Inc. is also included in the Form ADV filed by Schroder Investment Management North America Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-15834), which information is incorporated herein by reference.
(13)	Schroder Investment Management North America Ltd performs investment management services for the Registrant and certain other clients. Information regarding the business of Schroder Investment Management North America Ltd is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Schroder Investment Management North America Ltd and is incorporated herein by reference. Information about the business of Schroder Investment Management North America Ltd and the directors and principal executive officers of Schroder Investment Management North America Ltd is also included in the Form ADV filed by Schroder Investment Management North America Ltd with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-37163), which information is incorporated herein by reference.
(14)	Scout Investments, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Scout Investments, Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Scout Investments, Inc. and is incorporated herein by reference. Information about the business of Scout Investments, Inc. and the directors and principal executive officers of Scout Investments, Inc. is also included in the Form ADV filed by Scout Investments, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-60188), which information is incorporated herein by reference.
(15)	Segall Bryant & Hamill, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Segall Bryant & Hamill, LLC is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Segall Bryant & Hamill, LLC and is incorporated herein by reference. Information about the business of Segall Bryant & Hamill, LLC and the directors and principal executive officers of Segall Bryant & Hamill, LLC is also included in the Form ADV filed by Segall Bryant & Hamill, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-47232), which information is incorporated herein by reference.
(16)	T. Rowe Price Associates, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of T. Rowe Price Associates, Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by T. Rowe Price Associates, Inc. and is incorporated herein by reference. Information about the business of T. Rowe Price Associates, Inc. and the directors and principal executive officers of T. Rowe Price Associates, Inc. is also included in the Form ADV filed by T. Rowe Price Associates, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-856), which information is incorporated herein by reference.
(17)	TCW Investment Management Company LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of TCW Investment Management Company LLC is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by TCW Investment Management Company LLC and is incorporated herein by reference. Information about the business of TCW Investment Management Company LLC and the directors and principal executive officers of TCW Investment Management Company LLC is also included in the Form ADV filed by TCW Investment Management Company LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-29075), which information is incorporated herein by reference.
(18)	Thompson, Siegel & Walmsley LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Thompson, Siegel & Walmsley LLC is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Thompson, Siegel & Walmsley LLC and is incorporated herein by reference. Information about the business of Thompson, Siegel & Walmsley LLC and the directors and principal executive officers of Thompson, Siegel & Walmsley LLC is also included in the Form ADV filed by Thompson, Siegel & Walmsley LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-6273), which information is incorporated herein by reference.
(19)	Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of Threadneedle International Limited is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which information is incorporated herein by reference.

(20)	Victory Capital Management Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Victory Capital Management Inc. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Victory Capital Management Inc. and is incorporated herein by reference. Information about the business of Victory Capital Management Inc. and the directors and principal executive officers of Victory Capital Management Inc. is also included in the Form ADV filed by Victory Capital Management Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-46878), which information is incorporated herein by reference.
(21)	Walter Scott & Partners Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Walter Scott & Partners Limited is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Walter Scott & Partners Limited and is incorporated herein by reference. Information about the business of Walter Scott & Partners Limited and the directors and principal executive officers of Walter Scott & Partners Limited is also included in the Form ADV filed by Walter Scott & Partners Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-19420), which information is incorporated herein by reference.
(22)	Westfield Capital Management Company, L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of Westfield Capital Management Company, L.P. is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by Westfield Capital Management Company, L.P. and is incorporated herein by reference. Information about the business of Westfield Capital Management Company, L.P. and the directors and principal executive officers of Westfield Capital Management Company, L.P. is also included in the Form ADV filed by Westfield Capital Management Company, L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-69413), which information is incorporated herein by reference.
(23)	William Blair Investment Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of William Blair Investment Management, LLC is set forth in the Prospectus(es) and Statement of Additional Information of the Registrant’s series that are subadvised by William Blair Investment Management, LLC and is incorporated herein by reference. Information about the business of William Blair Investment Management, LLC and the directors and principal executive officers of William Blair Investment Management, LLC is also included in the Form ADV filed by William Blair Investment Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-80640), which information is incorporated herein by reference.
Item 32. Principal Underwriter
(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:
Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust and Wanger Advisors Trust.
(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. Truscott	Chief Executive Officer and Director	Senior Vice President
Scott E. Couto	President and Director	None
Jason S. Bartylla	Chief Financial Officer	None
Michael E. DeFao	Vice President, Chief Legal Officer and Assistant Secretary	Vice President and Assistant Secretary
Stephen O. Buff	Vice President, Chief Compliance Officer	None
James Bumpus	Vice President and Head of Intermediary Markets	None
Thomas A. Jones	Vice President and Head of Strategic Relations	None
Gary Rawdon	Vice President – Sales Governance and Administration	None
Leslie A. Walstrom	Global Head of Marketing	None
Daniel J. Beckman	Vice President and Head of North America Product and Director	Board Member, President and Principal Executive Officer
Marc Zeitoun	Chief Operating Officer, North American Distribution	None
Wendy B. Mahling	Secretary	None
Amy L. Hackbarth	Vice President and Assistant Secretary	None
Mark D. Kaplan	Vice President and Assistant Secretary	None

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
Nancy W. LeDonne	Vice President and Assistant Secretary	None
Ryan C. Larrenaga	Vice President and Assistant Secretary	Senior Vice President, Chief Legal Officer and Secretary
Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary
Megan Garcy	Vice President and Assistant Secretary	Assistant Secretary
Christopher O. Petersen	Vice President and Assistant Secretary	Senior Vice President and Assistant Secretary
Shweta J. Jhanji	Vice President and Treasurer	None
Michael Tempesta	Anti-Money Laundering Officer and Identity Theft Prevention Officer	None
Kristin Weisser	Conflicts Officer	None
*	The principal business address of Columbia Management Investment Distributors, Inc. is 290 Congress Street, Boston, MA 02210.
(c)	Not Applicable.
Item 33. Location of Accounts and Records
Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:
■	Registrant, 290 Congress Street, Boston, MA 02210;
■	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 290 Congress Street, Boston, MA 02210;
■	Registrant’s subadviser, Allspring Global Investments, LLC (formerly known as Wells Capital Management Incorporated), 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203;
■	Registrant’s subadviser, American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111-7709;
■	Registrant’s subadviser, BlackRock Financial Management, Inc., 50 Hudson Yards, New York, NY 10001;
■	Registrant’s sub-subadviser, BlackRock International Limited, Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, Scotland;
■	Registrant’s subadviser, CenterSquare Investment Management LLC, 630 W Germantown Pike, Suite 300, Plymouth Meeting, PA 19462;
■	Registrant’s subadviser, J.P. Morgan Investment Management Inc., 383 Madison Avenue, New York, NY 10179;
■	Registrant’s subadviser, Massachusetts Financial Services Company, 111 Huntington Ave., Boston, MA 02199;
■	Registrant’s subadviser, Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036;
■	Registrant’s subadviser, Principal Global Investors, LLC, 711 High Street, Des Moines, IA 50392;
■	Registrant’s subadviser, Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022;
■	Registrant’s subadviser, Schroder Investment Management North America Inc., 7 Bryant Park, New York, NY 10018-3706;
■	Registrant’s sub-subadviser, Schroder Investment Management North America Ltd, 1 London Wall Place, London EC2Y 5AU, UK;
■	Registrant’s subadviser, Scout Investments, Inc., 1201 Walnut Street, 21st Floor, Kansas City, MO 64106;
■	Registrant’s subadviser, Segall Bryant & Hamill, LLC, 540 West Madison Street, Suite 1900, Chicago, IL 60661-2551;
■	Registrant’s subadviser, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202;
■	Registrant’s subadviser, TCW Investment Management Company LLC, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017;
■	Registrant’s subadviser, Thompson, Siegel & Walmsley LLC, 6641 West Broad Street, Suite 600, Richmond, VA 23230;
■	Registrant’s subadviser, Threadneedle International Limited, Cannon Place, 78 Cannon Street, London EC4N 6AG, UK;
■	Registrant’s subadviser, Victory Capital Management Inc., 15935 La Cantera Parkway, San Antonio, TX 78256;
■	Registrant’s subadviser, Walter Scott & Partners Limited, One Charlotte Square, Edinburgh EH2 4DR, UK;
■	Registrant’s subadviser, Westfield Capital Management Company, L.P., One Financial Center, Boston, MA 02111;
■	Registrant’s subadviser, William Blair Investment Management, LLC, 150 North Riverside Plaza, Chicago, IL, 60606;

■	Former subadviser, AQR Capital Management, LLC, One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830;
■	Former subadviser, Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746;
■	Former subadviser, Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, Chicago, IL 60606;
■	Former subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761;
■	Former subadviser, BMO Asset Management Corp., 115 South LaSalle Street, 11th Floor, Chicago, IL, 60603;
■	Former subadviser, Eaton Vance Management, Two International Place, Boston, MA 02110;
■	Former subadviser, FIAM LLC (d/b/a Pyramis Global Advisors), 900 Salem Street, Smithfield, RI 02917;
■	Former subadviser, Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, NY 10019;
■	Former subadviser, Invesco Advisers, Inc., 1331 Spring Street N.W., Suite 2500, Atlanta, GA 30309;
■	Former sub-subadviser, Investment Counselors of Maryland, LLC, 300 East Lombard Street, Suite 810, Baltimore, MD 21202;
■	Former subadviser, Jacobs Levy Equity Management, Inc., 100 Campus Drive, 2nd Floor West, Florham Park, NJ 07932-0650;
■	Former subadviser, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017;
■	Former subadviser, Kennedy Capital Management, Inc., 10829 Olive Boulevard, St. Louis, MO 63141;
■	Former subadviser, Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111-2621;
■	Former subadviser, Los Angeles Capital Management, LLC (formerly Los Angeles Capital Management and Equity Research, Inc.), 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025;
■	Former subadviser, The London Company of Virginia, 1800 Bayberry Court, Suite 301, Richmond, VA 23226;
■	Former subadviser, Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, IL 60606;
■	Former subadviser, OppenheimerFunds, Inc. 225 Liberty Street, New York, NY 10281;
■	Former subadviser, Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, NJ 07024;
■	Former subadviser, River Road Asset Management, LLC, 462 South Fourth Street, Suite 2000, Louisville, KY 40202-3466;
■	Former subadviser, Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402;
■	Former subadviser, Snow Capital Management L.P., 1605 Carmody Court, Suite 300, Sewickley, PA 15143-8992;
■	Former subadviser, Winslow Capital Management, LLC, 4400 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402;
■	Allianz Global Investors U.S. LLC (a successor for former subadviser NFJ Investment Group LLC), 1633 Broadway, 43rd Floor, New York, NY 10019;
■	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210;
■	Registrant’s transfer agent, Columbia Management Investment Services Corp., 290 Congress Street, Boston, MA 02210;
■	Registrant’s sub-transfer agent, SS&C GIDS, Inc., 2000 Crown Colony Dr., Quincy, MA 02169; and
■	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.
In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.
Certain information on the above-referenced physical possession of accounts, books and other documents is also included in the Registrant’s filings on Form N-CEN filed with the Securities and Exchange Commission on March 15, 2023.
Item 34. Management Services
Not Applicable.
Item 35. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, COLUMBIA FUNDS VARIABLE SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of April, 2023.
COLUMBIA FUNDS VARIABLE SERIES TRUST II
By:	/s/ Daniel J. Beckman
Daniel J. Beckman Trustee and President
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of April, 2023.
Signature	Capacity	Signature	Capacity
/s/ Daniel J. Beckman	Trustee and President (Principal Executive Officer)	/s/ Patricia M. Flynn*	Trustee
Daniel J. Beckman		Patricia M. Flynn
/s/ Michael G. Clarke*	Chief Financial Officer, Principal Financial Officer and Senior Vice President	/s/ Brian J. Gallagher*	Trustee
Michael G. Clarke		Brian J. Gallagher
/s/ Joseph Beranek*	Treasurer, Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer	/s/ Douglas A. Hacker*	Trustee
Joseph Beranek		Douglas A. Hacker
/s/ Pamela G. Carlton*	Chair of the Board	/s/ Nancy T. Lukitsh*	Trustee
Pamela G. Carlton		Nancy T. Lukitsh
/s/ George S. Batejan*	Trustee	/s/ David M. Moffett*	Trustee
George S. Batejan		David M. Moffett
/s/ Kathleen A. Blatz*	Trustee	/s/ Catherine James Paglia*	Trustee
Kathleen A. Blatz		Catherine James Paglia
/s/ Janet Langford Carrig*	Trustee	/s/ Natalie A. Trunow*	Trustee
Janet Langford Carrig		Natalie A. Trunow
/s/ J. Kevin Connaughton*	Trustee	/s/ Sandra L. Yeager*	Trustee
J. Kevin Connaughton		Sandra L. Yeager
/s/ Olive M. Darragh*	Trustee
Olive M. Darragh

*	By: Name:	/s/ Joseph D’Alessandro
Joseph D’Alessandro** Attorney-in-fact
**	Executed by Joseph D’Alessandro on behalf of Michael G. Clarke pursuant to a Power of Attorney, dated February 1, 2021, on behalf of Joseph Beranek pursuant to a Power of Attorney, dated January 3, 2020, and on behalf of each of the Trustees pursuant to a Trustees Power of Attorney, dated January 1, 2023.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST I
COLUMBIA FUNDS SERIES TRUST II
COLUMBIA FUNDS VARIABLE INSURANCE TRUST
COLUMBIA FUNDS VARIABLE SERIES TRUST II
COLUMBIA ETF TRUST
COLUMBIA ETF TRUST I
COLUMBIA ETF TRUST II
(each a “Registrant”)
POWER OF ATTORNEY
Each of the undersigned constitutes and appoints Michael G. Clarke, Joseph D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, John M. Loder, Brian D. McCabe, Christopher O. Petersen, and Megan E. Garcy, each individually, his or her true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as a trustee of each Registrant, in the furtherance of the business and affairs of each Registrant: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, the Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of each Registrant’s Registration Statement regarding the registration of each Registrant or its shares of beneficial interest, and any and all amendments thereto, including without limitation any reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, each Registrant. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney shall not be revoked with respect to any undersigned trustee by any subsequent power of attorney the undersigned may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to a Registrant if the undersigned ceases to hold the above-referenced office of the Registrant.

Dated: January 1, 2023

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

/s/ George S. Batejan	Trustee	/s/ Brian J. Gallagher	Trustee
George S. Batejan		Brian J. Gallagher
/s/ Daniel J. Beckman	Trustee	/s/ Douglas Hacker	Trustee
Daniel J. Beckman		Douglas Hacker
/s/ Kathleen A. Blatz	Trustee	/s/ Nancy T. Lukitsh	Trustee
Kathleen A. Blatz		Nancy T. Lukitsh
/s/ Pamela G. Carlton	Trustee	/s/ David M. Moffett	Trustee
Pamela G. Carlton		David M. Moffett
/s/ Janet Langford Carrig	Trustee	/s/ Catherine James Paglia	Trustee
Janet Langford Carrig		Catherine James Paglia
/s/ J. Kevin Connaughton	Trustee	/s/ Natalie A. Trunow	Trustee
J. Kevin Connaughton		Natalie A. Trunow
/s/ Olive M. Darragh	Trustee	/s/ Sandra L. Yeager	Trustee
Olive M. Darragh		Sandra L. Yeager
/s/ Patricia M. Flynn	Trustee
Patricia M. Flynn

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST I
COLUMBIA FUNDS SERIES TRUST II
COLUMBIA FUNDS VARIABLE INSURANCE TRUST
COLUMBIA FUNDS VARIABLE SERIES TRUST II
COLUMBIA ETF TRUST
COLUMBIA ETF TRUST I
COLUMBIA ETF TRUST II
(each a “Registrant”)
POWER OF ATTORNEY
The undersigned does hereby constitute and appoint Joseph D’Alessandro, Paul B. Goucher, Ryan C. Larrenaga, Christopher O. Petersen, Michael E. DeFao and Megan E. Garcy, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as Chief Financial Officer, Principal Financial Officer and Senior Vice President of each Registrant, in the furtherance of the business and affairs of each Registrant: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, the Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of each Registrant’s Registration Statement regarding the registration of each Registrant or its shares of beneficial interest, and any and all amendments thereto, including without limitation any reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, each Registrant. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to a Registrant if the undersigned ceases to hold the above-referenced office(s) of a Registrant.
Dated: February 1, 2021
/s/ Michael G. Clarke
Michael G. Clarke

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II
COLUMBIA FUNDS VARIABLE SERIES TRUST II
COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
TRI-CONTINENTAL COPORATION
(each a “Registrant”)
POWER OF ATTORNEY
The undersigned does hereby constitute and appoint Michael G. Clarke, Marybeth Pilat, Joseph D’Alessandro, Paul B. Goucher, Ryan C. Larrenaga, Christopher O. Petersen, Michael E. DeFao and Megan E. Garcy, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as Treasurer, Chief Accounting Officer (Principal Accounting Officer), and Principal Financial Officer of each Registrant, in the furtherance of the business and affairs of each Registrant: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, the Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of each Registrant’s Registration Statement regarding the registration of each Registrant or its shares of beneficial interest, and any and all amendments thereto, including without limitation any reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal, state or foreign regulatory or other required filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, each Registrant. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute unless such subsequent power of attorney specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney (and unless otherwise required by a provision of law that cannot be waived). This Power of Attorney shall terminate automatically with respect to a Registrant if the undersigned ceases to hold the above-referenced office(s) of the Registrant.
Dated: January 3, 2020
/s/ Joseph Beranek
Joseph Beranek

Exhibit Index
Exhibits Related to Item 28 of Part C
(j)	Consent of Independent Registered Public Accounting Firm
Exhibits Related to XBRL Interactive Data Files
Exhibit No.	Description
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase